UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07989

Metropolitan West Funds
(Exact name of registrant as specified in charter)

865 South Figueroa Street
Los Angeles, CA 90017
(Address of principal executive offices) (Zip code)

David B. Lippman Metropolitan West Funds 865 South Figueroa Street
Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

Ultra Short Bond Fund

Low Duration Bond Fund

Intermediate Bond Fund

Total Return Bond Fund

High Yield Bond Fund

Unconstrained Bond Fund

Strategic Income Fund

AlphaTrak 500 Fund

Metropolitan West Funds	March 31, 2013
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the Metropolitan West Funds. Due to your ongoing sponsorship and market appreciation over the reporting period, assets across the Funds grew to nearly $30 billion by the end of March 2013.

Over the course of the past six months, we are pleased to report that Société Générale completed the sale of its ownership in TCW (and the Metropolitan West Asset Management). As of February 2013, TCW is owned by the Carlyle Group and by TCW management and employees. The Carlyle Group is the majority owner with an approximate 60% stake in the firm, with TCW management and employees owning the balance of 40%, on a fully diluted basis. Most significantly, as a result of this ownership structure, approximately 150 TCW employees now own equity in the firm, renewing an ownership culture that we have long held as critical in aligning client and management interests. We appreciate your participation in the proxy solicitation that accompanied the ownership change and extend our regrets for the imposition of any inconvenience in the process.

The March 31, 2013 Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

Despite all-too-familiar volatility spurred by peripheral Europe - this time Cyprus - investors seemingly brushed aside concerns as the S&P 500 redefined its record-high late in March, while climbing 10.6% for the quarter. U.S. Treasury rates moved higher with equities through much of the quarter, but succumbed to global volatility in March, returning to levels only modestly higher than at year-end. The yield on the 10-Year U.S. Treasury peaked at 2.06% before ending the quarter up just short of 10 bps at 1.85%, while the 30-Year U.S. Treasury rate moved 15 bps higher to end at 3.1%. High yield corporate bonds compared with year-to-date returns of 2.9% as yields fell back under 6% and average prices moved higher, eclipsing $105. Strong ongoing technicals - steady demand along with little new issuance - and improving fundamentals lifted prices among non-agency residential MBS, delivering returns of up to 5% depending on the collateral type, with subprime and option ARMs performing best. This collection of “risk” assets continued to benefit from accommodative Fed policy and gradual improvement in U.S. economic conditions (notably housing), apparently still unaffected by a lack of progress on the Federal budget’s deep deficits.

Notwithstanding generous returns from high yield and non-agency RMBS, performance across the broad fixed income sectors was mixed. Investment grade financials posted over 100 bps of excess return versus duration-matched U.S. Treasuries as solid earnings and generally positive stress test results drove financial spreads to their tightest levels since 2007. In contrast, increased LBO (Dell, Heinz) and other re-leveraging activity in the industrial sector resulted in wider spreads and a negative return. Despite the continuous flow of rhetoric from the Federal Reserve supporting current stimulus measures, mortgage investors seemed unconvinced that the Fed’s program wouldn’t end prematurely. Uncertainty coupled with rising U.S. Treasury rates weighed on agency mortgages with episodic selling and a shift into shorter duration positions. Commercial MBS and traditional index asset-backed securities (ABS) -credit cards and auto loans - both widened modestly during the quarter, primarily due to higher U.S. Treasury rates and heavy new issuance. Among ABS, off-index sectors such as private student loans, aircraft leases, and shipping containers outpaced index ABS sectors as prices were supported by solid investor demand for premium yield and protection in the event of higher rates. Emerging markets were the weakest fixed income sector, down over 1% as growth concerns for Russia, China, and Brazil, weighed on the sector.

The Economy and Market Ahead

Although the Fed’s commitment to lower rates and asset purchases has been successful at liquefying risk sectors and pushing investors out the risk spectrum, efforts at stimulating growth have thus far fallen short with the massive stimulus creating a basis for what we expect to be considerably higher inflation down the road. The ultimate end to QE could mean different things depending on how and why the Fed stops asset purchases. If the goal is achieved, and the Fed stops because real growth is robust, risk markets should perform relatively well. In the somewhat more likely scenario that the Fed stops because inflation picks up, and growth remains

1 / Annual Report March 2013

weak, fixed income returns should be lower overall, with interest sensitive sectors performing poorly while performance among risk markets would be mixed. Fiscal restraint heightens the risk for the latter scenario as the effects of higher payroll taxes and sequestration cuts are reflected in consumer and growth data, offsetting improvements in economic fundamentals. With the fiscal cliff and sequestration cuts behind us, the next obstacle facing the economic recovery includes the issues of further spending cuts and the debt ceiling, which is likely to be dismissed until a deadline looms, with volatility in the markets a likely consequence.

The general themes for positioning in the Fund remain consistent, reflecting our expectations for slow economic growth and market volatility associated with occasional “shocks”. Aside from modest trimming where prices have reached what we believe to be fair value and relative value trades to reduce risk in the Fund, our value perspective is substantially unchanged. Predicated on a view that significant Fed stimulus to-date will eventually lead to higher U.S. Treasury rates, the Fund continues with a duration position of approximately one year short of the Index. In tandem with this, even though U.S. Treasury rates are up from their mid-2012 lows, the Fund remains underweight to the Index as risks are skewed to downside performance among government issues. The underweight remains offset by the significant allocation to non-agency MBS, where good security selection will become increasingly important as prices rise and more favorable assumptions are built into valuations. Corporate positioning overall remains slightly underweight the index, but continues to favor financials and utilities which benefit from regulatory limits on leverage and have strong balance sheets, versus unregulated industrials. A modest allocation to high yield and bank loans is also maintained, with an eye toward issues that are higher in the capital structure and have shorter durations. Agency MBS holdings continue to emphasize low coupon prepayment protected bonds, with an increasing focus on 15-year MBS with less extension risk in a rising rate environment. Select CMBS and ABS are viewed as a high quality alternative to corporates and, as such, the overweight will be maintained among top-of-the-capital structure, super-senior tranches of both seasoned and recent vintage CMBS and non-traditional ABS.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

Among the diversified Fund strategies, a continued underweight to lagging U.S. Treasury issues and broadly held exposures across the corporate, mortgage- and asset-backed sectors of the fixed income market fueled outperformance in the MetWest Funds. In particular, outperformance was driven by the substantial allocation to senior, non-agency RMBS backed by subprime and Alt-A collateral and the continued overweight to financials, primarily large domestic money center banks. Issue selection among ABS favoring non-traditional sectors was another source of outperformance as private student loans, shipping containers, and CLOs benefitted from premium yields and tighter spreads to outpace indexABS.Agency MBS was a modest source of drag as low coupon issues, a focus within the Funds, were outpaced by higher coupons. While not a significant contributor, the short relative duration position also was additive to performance over the past six months as U.S. Treasury yields edged higher.

The MetWest High Yield Fund largely maintained its pace to the benchmark over the past six months, as the market continued to reflect the risk appetite of investors in delivering a roughly 6% return. The Fund benefitted from small allocations to the market-leading returns of the non-agency RMBS market, while a relative overweight to utilities, natural gas and energy added to returns as well. The short interest rate duration profile was also marginally additive as government yields increased during the reporting period. Countering those contributions with a small drag on returns were overweights to bank loans, which lagged, and underweights to financials and industrials, which outperformed over the past six months.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2013

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	1.16%	4.26%	4.38%	2.19%	–	2.46%
Merrill Lynch 1-Year U.S. Treasury Index	0.14%	0.31%	0.49%	1.01%	–	2.16%
MWUIX (Inception: July 31, 2004)	1.48%	4.42%	4.63%	2.40%	–	2.12%
Merrill Lynch 1-Year U.S. Treasury Index	0.14%	0.31%	0.49%	1.01%	–	2.32%

For MWUSX, the total expense ratio is 0.67% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.51% and the net expense ratio is 0.34%.

Annual Report March 2013 / 2

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

			Performance Through March 31, 2013
	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
	(Cumulative)	(Annualized)	(Annualized)	(Annualized)	(Annualized)	(Annualized)
MWLDX (Inception: March 31, 1997)	2.03%	5.64%	5.57%	4.16%	3.74%	4.51%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.64%	1.24%	1.75%	2.67%	4.07%
MWLIX (Inception: March 31, 2000)	2.01%	5.84%	5.73%	4.33%	3.93%	4.11%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.64%	1.24%	1.75%	2.67%	3.68%
MWLNX (Inception: September 22, 2009)	1.86%	5.46%	5.36%	–	–	6.83%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.64%	1.24%	–	–	1.32%

For MWLDX, the total expense ratio is 0.58% and the net expense ratio is 0.58%. For MWLIX, the total expense ratio is 0.39% and the net expense ratio is 0.39%. For MWLNX, the total expense ratio is 0.78% and the net expense ratio is 0.78%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

			Performance Through March 31, 2013
	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
	(Cumulative)	(Annualized)	(Annualized)	(Annualized)	(Annualized)	(Annualized)
MWIMX (Inception: June 30, 2003)	2.06%	7.28%	7.43%	7.10%	–	5.77%
Barclays U.S. Intermediate Government/Credit Index	0.61%	3.53%	4.74%	4.61%	–	4.31%
MWIIX (Inception: June 28, 2002)	2.16%	7.50%	7.66%	7.33%	6.39%	6.88%
Barclays U.S. Intermediate Government/Credit Index	0.61%	3.53%	4.74%	4.61%	4.48%	4.90%

For MWIMX, the total expense ratio is 0.72% and the net expense ratio is 0.65%. For MWIIX, the total expense ratio is 0.51% and the net expense ratio is 0.44%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

			Performance Through March 31, 2013
	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
	(Cumulative)	(Annualized)	(Annualized)	(Annualized)	(Annualized)	(Annualized)
MWTRX (Inception: March 31, 1997)	2.40%	9.46%	8.28%	8.53%	7.70%	7.50%
Barclays U.S. Aggregate Bond Index	0.09%	3.78%	5.52%	5.47%	5.02%	6.22%
MWTIX (Inception: March 31, 2000)	2.51%	9.69%	8.51%	8.76%	7.93%	7.48%
Barclays U.S. Aggregate Bond Index	0.09%	3.78%	5.52%	5.47%	5.02%	6.11%
MWTNX (Inception: December 18, 2009)	2.30%	9.24%	8.06%	–	–	8.33%
Barclays U.S. Aggregate Bond Index	0.09%	3.78%	5.52%	–	–	5.29%
MWTSX (Inception: August 1, 2011)	2.46%	9.73%	–	–	–	8.09%
Barclays U.S. Aggregate Bond Index	0.09%	3.78%	–	–	–	4.46%

For MWTRX, the total expense ratio is 0.62% and the net expense ratio is 0.62%. For MWTIX, the total expense ratio is 0.41% and the net expense ratio is 0.41%. For MWTNX, the total expense ratio is 0.82% and the net expense ratio is 0.82%. For MWTSX, the total expense ratio is 0.40% and the net expense ratio is 0.39%.

3 / Annual Report March 2013

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2013

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWHYX (Inception: September 30, 2002)	5.73%	12.40%	8.92%	11.10%	9.53%	10.86%

Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	6.27%	13.07%	11.19%	11.75%	10.10%	11.01%

MWHIX (Inception: March 31, 2003)	5.96%	12.67%	9.19%	11.37%	9.80%	9.80%

Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	6.27%	13.07%	11.19%	11.75%	10.10%	10.10%

For MWHYX, the total expense ratio is 0.83% and the net expense ratio is 0.80%. For MWHIX, the total expense ratio is 0.58% and the net expense ratio is 0.55%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through March 31, 2013

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWCRX (Inception: October 1, 2011)	3.71%	9.72%	–	–	–	17.23%

Merrill Lynch U.S. LIBOR 3-Month Average Index	0.17%	0.41%	–	–	–	0.43%

MWCIX (Inception: October 1, 2011)	3.75%	9.98%	–	–	–	17.44%

Merrill Lynch U.S. LIBOR 3-Month Average Index	0.17%	0.41%	–	–	–	0.43%

For MWCRX, the total expense ratio is 2.86% and the net expense ratio is 0.99%. For MWCIX, the total expense ratio is 2.60% and the net expense ratio is 0.75%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2013

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWSTX (Inception: June 30, 2003)	4.38%	11.80%	9.52%	7.52%	–	5.25%

Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.05%	2.12%	2.12%	2.36%	–	3.81%

MWSIX (Inception: March 31, 2004)	4.64%	12.08%	9.84%	7.79%	–	4.21%

Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.05%	2.12%	2.12%	2.36%	–	3.88%

For MWSTX, the total expense ratio is 2.10% and the net expense ratio is 2.10%. For MWSIX, the total expense ratio is 1.85% and the net expense ratio is 1.85%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2013

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWATX (Inception: June 29, 1998)	11.54%	16.88%	16.59%	6.68%	8.35%	4.09%

Standard & Poor’s 500 Index	10.19%	14.27%	12.76%	5.87%	8.56%	4.10%

For MWATX, the total expense ratio is 2.02% and the net expense ratio is 0.90%.

Annual Report March 2013 / 4

A Disciplined Value Philosophy

Now, as much as ever, MetWest remains committed to an investment approach that emphasizes a long-term perspective and an understanding that, at times, market pricing can and will become disconnected to fundamental value. At other times, such as now, it is important to understand that adhering to discipline is a critical risk-control mechanism for Fund management to protect from downside performance. At all times, diversification is a cornerstone to portfolio construction, not only in the traditional manner of allocating across maturities and issues, but also in the decisions – duration, yield curve positioning, sector allocation and security selection – that drive Fund returns through time. While market conditions change constantly, our process is steadfast and vigilant to opportunities that bring and protect value.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses for the Metropolitan West Ultra Short Bond Fund, Intermediate Bond Fund, Total Return Bond Fund (Plan Class), High Yield Bond Fund, Unconstrained Bond Fund and AlphaTrak 500 Fund until July 31, 2013.

The views and forecasts expressed here are as of May 2013, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

5 / Annual Report March 2013

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 4.26% and 2.46%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 4.42% and 2.12%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,995.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 5.64% and 3.74%, respectively. The graph assumes that distributions were reinvested.

Annual Report March 2013 / 6

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 5.84% and 3.93%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $14,706.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 5.46% and 6.83%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $12,619.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays U.S. Intermediate Government/Credit Bond Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 7.28% and 5.77%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual 10 year total returns total returns for the Metropolitan West Intermediate Bond Fund Class I were 7.50% and 6.39%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $18,580.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 9.46% and 7.70%, respectively. The graph assumes that distributions were reinvested.

7 / Annual Report March 2013

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 9.69% and 7.93%, respectively.At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $21,460.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 9.24% and 8.33%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $13,004.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class 9.73% and 8.09%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $11,391.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays U.S. Corporate HighYield Index - 2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were 12.40% and 9.53%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West HighYield Bond Fund Class I was March 31, 2003. The one year and average annual 10 year total returns for the Metropolitan West HighYield Bond Fund Class I were 12.67% and 9.80%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $25,471.

Annual Report March 2013 / 8

Metropolitan Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the Merrill Lynch U.S. Libor 3- month average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were 9.72% and 17.23%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 9.88% and 17.44%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $12,730.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 11.80% and 5.25%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 12.08% and 4.21%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $14,492.

9 / Annual Report March 2013

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 16.88% and 8.35%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Annual Report March 2013 / 10

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expense Ratio [1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,011.63	0.50%	$2.51
Class I	$1,000.00	$1,014.79	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,020.27	0.56%	$2.82
Class I	$1,000.00	$1,020.07	0.37%	$1.86
Administrative Class	$1,000.00	$1,018.62	0.74%	$3.72
Hypothetical 5% Return
Class M	$1,000.00	$1,022.14	0.56%	$2.82
Class I	$1,000.00	$1,023.09	0.37%	$1.87
Administrative Class	$1,000.00	$1,021.24	0.74%	$3.73

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

11 / Annual Report March 2013

	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expense Ratio [1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,020.55	0.65%	$3.27
Class I	$1,000.00	$1,021.62	0.44%	$2.22
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.74	0.44%	$2.22
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,024.01	0.61%	$3.08
Class I	$1,000.00	$1,025.08	0.40%	$2.02
Administrative Class	$1,000.00	$1,022.98	0.81%	$4.09
Plan Class	$1,000.00	$1,024.62	0.39%	$1.97
Hypothetical 5% Return
Class M	$1,000.00	$1,021.89	0.61%	$3.07
Class I	$1,000.00	$1,022.94	0.40%	$2.02
Administrative Class	$1,000.00	$1,020.89	0.81%	$4.08
Plan Class	$1,000.00	$1,022.99	0.39%	$1.97
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,057.27	0.80%	$4.10
Class I	$1,000.00	$1,059.60	0.55%	$2.82
Hypothetical 5% Return
Class M	$1,000.00	$1,020.94	0.80%	$4.03
Class I	$1,000.00	$1,022.19	0.55%	$2.77
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,037.11	0.99%	$5.03
Class I	$1,000.00	$1,037.50	0.75%	$3.81
Hypothetical 5% Return
Class M	$1,000.00	$1,020.00	0.99%	$4.99
Class I	$1,000.00	$1,021.19	0.75%	$3.78

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2013 / 12

	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expense Ratio [1]	Expenses Paid During Period[2]
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,043.84	2.24%	$11.41
Class I	$1,000.00	$1,046.42	2.00%	$10.20
Hypothetical 5% Return
Class M	$1,000.00	$1,013.76	2.24%	$11.25
Class I	$1,000.00	$1,014.96	2.00%	$10.05
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,115.38	0.90%	$4.75
Hypothetical 5% Return	$1,000.00	$1,020.44	0.90%	$4.53

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

13 / Annual Report March 2013

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2013

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Quality Rating” and “Distribution by Maturity” tables are a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	36.01%	AAA	72.02%	0 to 1 years	27.38%
Non-Agency Mortgage-Backed	15.95%	AA	6.60%	1 year to 3 years	36.24%
U.S. Treasury Securities	13.59%	A	8.22%	3 years to 5 years	24.27%
Commercial Mortgage-Backed	10.25%	BBB	4.75%	5 years to 10 years	9.40%
Corporate Bonds	9.95%	BB or below	8.40%	10 years to 20 years	2.71%
U.S. Agency Securities	6.02%	Not rated	0.01%	20 years +	0.00%
U.S. Agency Discount Notes	3.35%
Money Market RIC	1.99%
Commercial Paper	1.60%
Asset-Backed Securities	1.55%
Municipal Bonds	1.01%
Bank Loans	0.52%
Foreign Government Obligations	0.52%
Other *	(2.31)%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	23.03%	AAA	57.36%	0 to 1 years	26.63%
U.S. Agency Mortgage-Backed	19.32%	AA	9.43%	1 year to 3 years	36.36%
Non-Agency Mortgage-Backed	15.05%	A	14.70%	3 years to 5 years	20.40%
Asset-Backed Securities	9.05%	BBB	10.21%	5 years to 10 years	14.00%
U.S. Agency Discount Notes	7.70%	BB or below	8.30%	10 years to 20 years	2.25%
U.S. Treasury Securities	7.23%			20 years +	0.36%
Commercial Mortgage-Backed	5.42%
U.S. Agency Securities	3.67%
Repurchase Agreements	3.61%
Foreign Government Obligations	1.82%
Money Market RIC	1.79%
Municipal Bonds	1.23%
Commercial Paper	1.16%
Bank Loans	1.00%
Other *	(1.08)%
Total	100.00%	Total	100.00%	Total	100.00%

Annual Report March 2013 / 14

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	24.07%	AAA	59.36%	0 to 1 years	15.85%
U.S. Agency Mortgage-Backed	23.90%	AA	9.34%	1 year to 3 years	24.66%
U.S. Treasury Securities	18.38%	A	13.63%	3 years to 5 years	27.60%
Non-Agency Mortgage-Backed	15.35%	BBB	10.78%	5 years to 10 years	28.38%
Asset-Backed Securities	8.21%	BB or below	6.89%	10 years to 20 years	2.98%
Commercial Mortgage-Backed	4.61%	Not rated	0.00%	20 years +	0.53%
U.S. Agency Discount Notes	3.97%
U.S. Agency Securities	2.61%
Money Market RIC	2.05%
Municipal Bonds	1.76%
Foreign Government Obligations	1.51%
Commercial Paper	1.41%
Bank Loans	0.24%
Other *	(8.07)%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Treasury Securities	29.95%	AAA	64.71%	0 to 1 years	10.70%
U.S. Agency Mortgage-Backed	29.21%	AA	6.38%	1 year to 3 years	11.93%
Non-Agency Mortgage-Backed	17.03%	A	8.52%	3 years to 5 years	37.04%
Corporate Bonds	16.70%	BBB	6.72%	5 years to 10 years	30.38%
Asset-Backed Securities	6.47%	BB or below	13.50%	10 years to 20 years	5.85%
Commercial Mortgage-Backed	4.60%	Not rated	0.17%	20 years +	4.10%
Repurchase Agreements	2.23%
Money Market RIC	2.05%
Municipal Bonds	1.91%
Foreign Government Obligations	1.55%
Commercial Paper	1.33%
Bank Loans	0.88%
U.S. Agency Securities	0.79%
U.S. Treasury Bills	0.38%
U.S. Agency Discount Notes	0.31%
Common Stock	0.12%
Purchased Swaptions	0.12%
Other *	(15.63)%
Total	100.00%	Total	100.00%	Total	100.00%

15 / Annual Report March 2013

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	80.60%	AAA	1.98%	0 to 1 years	5.05%
Bank Loans	10.56%	AA	1.16%	1 year to 3 years	5.72%
Money Market RIC	1.93%	A	2.86%	3 years to 5 years	14.45%
Repurchase Agreements	1.93%	BBB	3.29%	5 years to 10 years	66.87%
Asset-Backed Securities	1.45%	BB	26.27%	10 years to 20 years	5.50%
Common Stock	0.78%	B	47.21%	20 years +	2.41%
Non-Agency Mortgage-Backed	0.58%	CCC	10.53%
Preferred Stock	0.45%	CC or below	4.70%
U.S. Treasury Securities	0.24%	Not rated	2.00%
Municipal Bonds	0.06%
U.S. Treasury Bills	0.04%
Other *	1.38%
Total	100.00%	Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	26.55%	AAA	40.11%	0 to 1 years	23.67%
Corporate Bonds	24.47%	AA	8.47%	1 year to 3 years	20.31%
Commercial Mortgage-Backed	8.65%	A	10.16%	3 years to 5 years	16.51%
U.S. Agency Mortgage-Backed	8.27%	BBB	13.16%	5 years to 10 years	32.16%
U.S. Agency Discount Notes	7.18%	BB or below	27.74%	10 years to 20 years	5.23%
Asset-Backed Securities	6.91%	Not rated	0.36%	20 years +	2.12%
U.S. Treasury Securities	6.43%
U.S. Agency Securities	3.69%
Foreign Government Obligations	2.52%
Money Market RIC	1.96%
Commercial Paper	1.35%
Municipal Bonds	1.00%
Bank Loans	0.47%
U.S. Treasury Bills	0.15%
Other *	0.40%
Total	100.00%	Total	100.00%	Total	100.00%

Annual Report March 2013 / 16

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	38.65%	AAA	35.60%	0 to 1 years	18.15%
Asset-Backed Securities	14.80%	AA	9.15%	1 year to 3 years	18.68%
Corporate Bonds	12.20%	A	11.69%	3 years to 5 years	27.92%
U.S. Treasury Securities	10.39%	BBB	10.58%	5 years to 10 years	24.41%
U.S. Agency Mortgage-Backed	8.26%	BB or below	32.66%	10 years to 20 years	8.67%
U.S. Agency Discount Notes	5.24%	Not rated	0.32%	20 years +	2.17%
Money Market RIC	1.99%
Commercial Mortgage-Backed	1.97%
Bank Loans	1.81%
Commercial Paper	1.80%
U.S. Agency Securities	1.76%
Preferred Stock	0.46%
Common Stock	0.30%
Other *	0.37%
Total	100.00%	Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	17.52%	AAA	65.99%	0 to 1 years	38.38%
U.S. Agency Mortgage-Backed	15.62%	AA	11.23%	1 year to 3 years	30.62%
Non-Agency Mortgage-Backed	13.74%	A	9.88%	3 years to 5 years	19.18%
Commercial Mortgage-Backed	12.09%	BBB	10.16%	5 years to 10 years	7.45%
U.S. Agency Securities	11.70%	BB or below	2.63%	10 years to 20 years	3.37%
U.S. Treasury Securities	10.57%	Not rated	0.11%	20 years +	1.00%
Asset-Backed Securities	7.31%
U.S. Treasury Bills	3.82%
U.S. Agency Discount Notes	2.92%
Money Market RIC	1.98%
Municipal Bonds	1.28%
Other *	1.45%
Total	100.00%	Total	100.00%	Total	100.00%

*  Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, Fund share transactions, interest and dividends receivable and accrued expenses payable.

The Sector Diversification is presented as a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity are presented as a percentage of market value. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2012. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

17 / Annual Report March 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 95.37%
ASSET-BACKED SECURITIES — 1.55%**
Bayview Commercial Asset Trust, Series
2007-3, Class A1
0.44%	07/25/37	[2,3]	$1,030,029	$780,367
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.45%	11/17/20	[2,3,4]	266,667	259,927
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.41%	11/25/26	[2]	350,000	343,151
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.80%	10/27/36	[2,3]	282,392	283,202
Nissan Auto Lease Trust, Series 2011-B,
Class A2
0.38%	02/17/14	[2]	56,990	57,044
Triton Container Finance LLC, Series
2006-1A, Class NOTE
0.37%	11/26/21	[2,3]	146,667	144,031
Triton Container Finance LLC, Series
2007-1A, Class NOTE
0.34%	02/26/19	[2,3]	71,875	71,275

Total Asset-Backed Securities
(Cost $2,172,681)				1,938,997

BANK LOANS — 0.52%*
Health Care — 0.52%
HCA, Inc., Term Loan EXT B3
3.45%	05/01/18	[2,5]	640,641	647,128

Total Bank Loans
(Cost $640,641)

CORPORATES — 9.95%*
Automotive — 0.40%
Daimler Finance North America LLC
1.48%	09/13/13	[2,3]	500,000	500,729

Banking — 4.00%
Abbey National Treasury Services
PLC/London (United Kingdom)
1.88%	04/25/14	[2,4]	550,000	553,552
Bank of America Corp. (MTN)
1.72%	01/30/14	[2]	550,000	555,155
Bank of America N.A. (BKNT)
0.58%	06/15/17	[2]	750,000	717,128
Commonwealth Bank of Australia (Australia)
1.01%	03/17/14	[2,3,4]	600,000	600,630
HSBC Bank PLC (United Kingdom)
1.10%	01/17/14	[2,3,4]	550,000	549,783
JPMorgan Chase Bank N.A.
0.61%	06/13/16	[2]	550,000	540,935

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Lloyds TSB Bank PLC (United Kingdom)
2.65%	01/24/14	[2,4]	$500,000	$508,192
National Australia Bank Ltd., Series REGS
(Australia)
1.02%	04/11/14	[2,4]	550,000	551,925
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	425,000	427,306

				5,004,606

Consumer Discretionary — 0.44%
Anheuser-Busch InBev Worldwide, Inc.,
Series FRN
0.85%	01/27/14	[2]	550,000	552,765

Energy — 0.47%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	550,000	585,294

Finance — 1.72%
General Electric Capital Corp. (MTN)
0.42%	06/20/14	[2]	250,000	249,866
General Electric Capital Corp.,
Series A (MTN)
0.54%	09/15/14	[2]	300,000	299,834
Goldman Sachs Group, Inc.
1.30%	02/07/14	[2]	430,000	432,188
Goldman Sachs Group, Inc., Series B (MTN)
0.70%	07/22/15	[2]	200,000	198,067
International Lease Finance Corp.
6.50%	09/01/14	[3]	350,000	373,625
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	318,000	340,814
Morgan Stanley (MTN)
0.75%	10/18/16	[2]	260,000	252,932

				2,147,326

Food — 0.41%
Kraft Foods Group, Inc.
1.62%	06/04/15		500,000	508,435

Industrials — 0.33%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	400,000	412,125

Insurance — 0.84%
Farmers Insurance Exchange
6.00%	08/01/14	[3]	460,000	482,739
Metropolitan Life Global Funding I
1.70%	06/29/15	[3]	550,000	561,935

				1,044,674

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 18

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 1.10%
Duke Realty LP
5.40%	08/15/14		$220,000	$232,186
HCP, Inc.
2.70%	02/01/14		600,000	609,529
WT Finance Aust Pty Ltd./Westfield
Capital/WEA Finance LLC (Australia)
5.12%	11/15/14	[3,4]	500,000	532,980

				1,374,695

Transportation — 0.24%
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.66%	08/15/16	[2]	312,853	300,339

Total Corporates
(Cost $12,150,324)				12,430,988

FOREIGN GOVERNMENT OBLIGATIONS — 0.52%
Foreign Government Obligations — 0.52%
Kommuninvest I Sverige AB (Sweden)
0.27%	09/12/14	[2,3,4]	645,000	645,181

Total Foreign Government Obligations
(Cost $645,000)
MORTGAGE-BACKED — 62.21%**
Commercial Mortgage-Backed — 10.25%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-3, Class A5
5.56%	06/10/39	[2]	551,401	575,081
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-6, Class A3
4.51%	12/10/42		616,411	616,780
Bank of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.19%	09/10/47	[2]	535,000	589,652
Commercial Mortgage Asset Trust, Series
1999-C1, Class A4
6.98%	01/17/32	[2]	62,190	62,325
Commercial Mortgage Trust, Series
2005-GG3, Class A4
4.80%	08/10/42	[2]	450,000	473,889
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A3
5.41%	02/15/39	[2]	572,270	577,980
GE Capital Commercial Mortgage Corp.
Trust, Series 2005-C1, Class A3
4.58%	06/10/48		473,092	480,654
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C1, Class A3
4.78%	03/10/38		544,060	549,049
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	505,132	519,612

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Corp. II, Commercial
Mortgage Pass-Through, Series 2004-GG2,
Class A5
5.28%	08/10/38	[2]	$364,613	$368,419
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2003-PM1A,
Class A4
5.33%	08/12/40	[2]	378,403	380,220
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A5
4.65%	01/12/37		518,052	528,454
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP2,
Class ASB
4.66%	07/15/42		416,131	429,392
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A3
5.23%	12/15/44	[2]	580,000	595,855
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A4
5.20%	12/15/44	[2]	425,000	465,060
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB14,
Class ASB
5.51%	12/12/44	[2]	383,042	406,100
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB15,
Class ASB
5.79%	06/12/43	[2]	367,299	390,330
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	270,000	277,353
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD11,
Class ASB
5.81%	06/15/49	[2]	471,277	514,285
Merrill Lynch Mortgage Trust, Series
2003-KEY1, Class A4
5.24%	11/12/35	[2]	365,860	371,392
Morgan Stanley Capital I Trust, Series
2005-IQ9, Class A3
4.54%	07/15/56		530,919	533,992
Morgan Stanley Capital I Trust, Series
2007-HQ12, Class A2
5.58%	04/12/49	[2]	486,414	496,920
Morgan Stanley Capital I, Series 2005-T19,
Class A4A
4.89%	06/12/47		545,000	589,822
Morgan Stanley Capital I, Series 2006-T23,
Class A4
5.82%	08/12/41	[2]	520,000	594,911

See accompanying notes to Schedule of Portfolio Investments.

19 / Annual Report March 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
RBSCF Trust, Series 2010-MB1, Class A1
2.37%	04/15/24	[3]	$384,691	$390,888
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A4
5.03%	01/15/41		36,849	36,952
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A4
5.31%	07/15/41	[2]	530,000	551,347
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class A4
4.80%	10/15/41		415,000	438,192

				12,804,906

Non-Agency Mortgage-Backed — 15.95%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.56%	06/25/32		34,578	33,671
Adjustable Rate Mortgage Trust, Series
2005-1, Class 1A1
3.07%	05/25/35	[2]	834,767	720,493
Adjustable Rate Mortgage Trust, Series
2005-11, Class 2A12
2.90%	02/25/36	[2]	569,338	530,574
Adjustable Rate Mortgage Trust, Series
2005-11, Class 2A41
2.90%	02/25/36	[2]	602,707	555,021
Ameriquest Mortgage Securities, Inc., Series
2005-R11, Class A2C
0.43%	01/25/36	[2]	1,350	1,349
Banc of America Funding Corp., Series
2003-2, Class 1A1
6.50%	06/25/32		11,598	12,270
Banc of America Funding Corp., Series
2006-G, Class 2A3
0.37%	07/20/36	[2]	272,443	269,629
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.16%	02/25/33	[2]	4,095	4,040
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.36%	02/25/47	[2]	643,653	553,516
Centex Home Equity, Series 2005-D,
Class M1
0.63%	10/25/35	[2]	575,000	559,124
Citigroup Mortgage Loan Trust, Inc., Series
2004-HYB1, Class A41
3.05%	02/25/34	[2]	172,560	172,191
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH2, Class A3
0.38%	03/25/37	[2]	2,500,000	2,338,283
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH4, Class A2C
1.50%	07/25/37	[2]	1,765,000	1,257,843

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19		$1,760	$1,861
Conseco Financial Corp., Series 1995-8,
Class M1
7.30%	12/15/26		199,436	202,883
Conseco Financial Corp., Series 1996-8,
Class A6
7.60%	10/15/27	[2]	2,099	2,121
Countrywide Alternative Loan Trust, Series
2004-J6, Class 2A1
6.50%	11/25/31		196,462	207,069
Credit Suisse First Boston Mortgage
Securities Corp., Series 2001-MH29,
Class A (STEP)
5.60%	09/25/31		38,270	38,793
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR31,
Class 4A2
3.11%	11/25/32	[2]	200,000	175,811
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A2A (STEP)
5.08%	04/25/37		131,523	134,214
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	572,269	573,808
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	622,647	622,313
Deutsche Financial Capital Securitization
LLC, Series 1997-I, Class A3
6.75%	09/15/27		21,666	21,737
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.57%	07/19/44	[2]	431,162	410,093
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.68%	07/25/35	[2]	412,750	412,162
GE Mortgage Services LLC, Series
1998-HE1, Class A7
6.46%	06/25/28		138	137
GMAC Mortgage Corp. Loan Trust, Series
2003-GH1, Class A5 (STEP)
5.60%	07/25/34		32,344	32,294
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		8,992	8,842
Greenwich Capital Commercial Funding
Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		290,930	290,714
GSAA Trust, Series 2006-2, Class 2A3
0.47%	12/25/35	[2]	500,000	483,607

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Loan Trust, Series 2007-3,
Class APT
1.40%	11/20/36	[2]	$571,259	$572,434
Indymac Index Mortgage Loan Trust, Series
2004-AR12, Class A1
0.98%	12/25/34	[2]	786,725	602,229
Indymac Index Mortgage Loan Trust, Series
2004-AR6, Class 6A1
2.88%	10/25/34	[2]	694,263	679,639
Indymac Index Mortgage Loan Trust, Series
2007-FLX1, Class A1
0.30%	02/25/37	[2]	9,836	9,829
Indymac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29	[2]	95,227	95,319
Irwin Home Equity Corp., Series 2003-A,
Class M2
2.85%	10/25/27	[2]	104,232	100,352
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
2.78%	04/25/35	[2]	554,758	552,883
Long Beach Mortgage Loan Trust, Series
2005-2, Class M2
0.89%	04/25/35	[2]	77,102	77,090
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.87%	01/25/34	[2]	14,968	14,445
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
3.33%	10/25/34	[2]	821,039	782,170
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.81%	06/25/34	[2]	21,739	20,823
MASTR Seasoned Securities Trust, Series
2004-1, Class 4A1
2.85%	10/25/32	[2]	107,380	110,334
Merrill Lynch Mortgage Investors, Inc., Series
2003-A1, Class 2A
2.40%	12/25/32	[2]	428,712	444,766
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		35,057	35,161
Oakwood Mortgage Investors, Inc., Series
1998-A, Class A4
6.20%	05/15/28		129	129
Oakwood Mortgage Investors, Inc., Series
1998-B, Class A3
6.20%	01/15/15		1,377	1,395
Oakwood Mortgage Investors, Inc., Series
1998-B, Class A4
6.35%	03/15/17		68,922	69,906
RBSSP Resecuritization Trust, 009-3, Series
2009-3, Class 1A3
5.50%	11/26/35	[2,3]	356,637	359,657

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		$496,957	$500,281
Residential Asset Mortgage Products, Inc.,
Series 2003-SL1, Class A11
7.12%	03/25/16		12,508	12,967
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A2
8.50%	11/25/31		94,489	94,385
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A8
6.50%	11/25/31		156,214	161,596
Residential Asset Securitization Trust, Series
2004-IP2, Class 2A1
2.75%	12/25/34	[2]	392,600	394,016
Residential Funding Mortgage Securities II,
Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		55,043	52,424
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		4,694	4,656
Soundview Home Equity Loan Trust, Series
2006-WF2, Class A2C
0.34%	12/25/36	[2]	749,745	733,348
Structured Asset Securities Corp., Series
2001-15A, Class 4A1
2.31%	10/25/31	[2]	38,514	39,131
Structured Asset Securities Corp., Series
2007-EQ1, Class A4
0.45%	03/25/37	[2]	3,000,000	1,712,183
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX
0.34%	08/25/34	[3,6]	5,970,893	71,286
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30	[2]	1,243	585
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.58%	06/25/42	[2]	94,125	91,009
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	328,528	338,461
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-4,
Class CB13
0.70%	06/25/35	[2]	483,335	364,774
Washington Mutual MSC Mortgage
Pass-Through CTFS, Series 2003-MS9,
Class 1A
7.00%	04/25/33		6,430	6,581
Wells Fargo Home Equity Trust, Series
2005-3, Class AII3
0.54%	11/25/35	[2]	177,791	177,366

See accompanying notes to Schedule of Portfolio Investments.

21 / Annual Report March 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust, Series
2006-1, Class A3
0.35%	05/25/36	[2]	$11,726	$11,720

				19,921,793

U.S. Agency Mortgage-Backed — 36.01%
Fannie Mae Pool (TBA)
6.00%	06/25/41		810,000	886,570
Fannie Mae Pool 111643
2.92%	09/01/20	[2]	17,403	17,861
Fannie Mae Pool 190656
6.50%	02/01/14		15,008	15,228
Fannie Mae Pool 254548
5.50%	12/01/32		637,965	703,330
Fannie Mae Pool 523829
8.00%	11/01/19		107,417	122,518
Fannie Mae Pool 555098
2.82%	11/01/32	[2]	74,888	79,919
Fannie Mae Pool 555177
2.28%	01/01/33	[2]	75,078	79,164
Fannie Mae Pool 555424
5.50%	05/01/33		412,487	454,234
Fannie Mae Pool 567002
8.00%	05/01/23		64,161	74,893
Fannie Mae Pool 646884
2.04%	05/01/32	[2]	6,399	6,476
Fannie Mae Pool 647903
2.02%	04/01/27	[2]	48,178	51,329
Fannie Mae Pool 648860
6.50%	05/01/17		256,090	274,575
Fannie Mae Pool 655127
7.00%	07/01/32		36,079	41,792
Fannie Mae Pool 655133
7.00%	08/01/32		33,347	38,836
Fannie Mae Pool 655151
7.00%	08/01/32		24,612	28,227
Fannie Mae Pool 745506
5.66%	02/01/16		468,572	522,242
Fannie Mae Pool 754001
2.94%	12/01/33	[2]	385,634	392,833
Fannie Mae Pool 762525
6.50%	11/01/33		61,757	70,569
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	366,146	391,887
Fannie Mae Pool 805268
1.68%	01/01/35	[2]	199,468	205,730
Fannie Mae Pool 893489
6.22%	09/01/36	[2]	165,887	175,430

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0538
6.00%	05/01/24		$372,201	$415,694
Fannie Mae Pool AD0546
2.73%	11/01/37	[2]	155,785	166,921
Fannie Mae Pool AE0443
6.50%	10/01/39		695,636	781,537
Fannie Mae Pool AL0851
6.00%	10/01/40		618,029	679,847
Fannie Mae REMICS, Series 2003-64,
Class KS
9.38%	07/25/18	[2]	278,547	309,671
Fannie Mae REMICS, Series 2003-90,
Class SL
16.16%	03/25/31	[2]	167,580	176,665
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		552,988	582,851
Fannie Mae, Series 1988-12, Class A
3.84%	02/25/18	[2]	50,428	52,986
Fannie Mae, Series 1993-80, Class S
10.61%	05/25/23	[2]	4,654	5,305
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	4,090	4,298
Fannie Mae, Series 2001-60, Class OF
1.15%	10/25/31	[2]	456,613	467,220
Fannie Mae, Series 2002-30, Class FB
1.20%	08/25/31	[2]	617,193	630,152
Fannie Mae, Series 2003-117, Class XF
0.55%	08/25/33	[2]	548,103	549,260
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	61,235	71,399
Fannie Mae, Series 2003-134, Class FC
0.80%	12/25/32	[2]	808,728	817,125
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		3,410	10
Fannie Mae, Series 2004-60, Class FW
0.65%	04/25/34	[2]	639,462	643,894
Fannie Mae, Series 2004-79, Class F
0.50%	08/25/32	[2]	639,004	639,620
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	61,089	56,893
Fannie Mae, Series 2007-68, Class SC (IO)
6.50%	07/25/37	[2]	886,940	126,943
Fannie Mae, Series 2008-47, Class PF
0.70%	06/25/38	[2]	333,158	335,617
Fannie Mae, Series 2009-33, Class FB
1.02%	03/25/37	[2]	671,728	684,135
Fannie Mae, Series 2010-109, Class PF
0.60%	10/25/40	[2]	427,260	428,541

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 22

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		$1,341,178	$173,898
Fannie Mae, Series 2010-26, Class S (IO)
6.03%	11/25/36	[2]	2,242,872	341,589
Fannie Mae, Series 2011-71, Class FB
0.70%	05/25/37	[2]	740,576	748,265
Freddie Mac Gold Pool C90237
6.50%	11/01/18		61,110	68,106
Freddie Mac Gold Pool C90474
7.00%	08/01/21		91,128	103,814
Freddie Mac Gold Pool D93410
6.50%	04/01/19		47,418	51,449
Freddie Mac Gold Pool G13107
5.50%	07/01/20		518,315	552,733
Freddie Mac Gold Pool P20295
7.00%	10/01/29		56,102	57,920
Freddie Mac Non Gold Pool 1G2627
2.45%	03/01/37	[2]	259,356	276,348
Freddie Mac Non Gold Pool 1J1509
2.54%	11/01/36	[2]	287,745	303,117
Freddie Mac Non Gold Pool 1J1534
3.09%	03/01/37	[2]	531,550	568,004
Freddie Mac Non Gold Pool 775554
2.77%	10/01/18	[2]	3,899	3,923
Freddie Mac Non Gold Pool 782824
2.11%	11/01/34	[2]	422,472	448,257
Freddie Mac Non Gold Pool 865369
3.02%	06/01/22	[2]	2,243	2,268
Freddie Mac REMICS, Series 2733, Class FB
0.80%	10/15/33	[2]	1,060,000	1,073,759
Freddie Mac REMICS, Series 3001,
Class HS
16.24%	02/15/35	[2]	149,802	181,000
Freddie Mac REMICS, Series 3085,
Class FW
0.90%	08/15/35	[2]	765,382	775,840
Freddie Mac REMICS, Series 3652, Class PF
0.95%	07/15/32	[2]	995,460	1,004,203
Freddie Mac REMICS, Series 3828, Class TF
0.60%	04/15/29	[2]	1,113,817	1,119,701
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		1,108,361	1,228,263
Freddie Mac Strips, Series 263, Class F5
0.70%	06/15/42	[2]	1,022,198	1,033,338
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		13,287	13,684
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		27,668	31,688

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2368, Class AF
1.15%	10/15/31	[2]	$317,033	$324,572
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		15,440	1,515
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		49,628	2,187
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		204,826	215,731
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	22,541
Freddie Mac, Series 3300, Class FA
0.50%	08/15/35	[2]	552,096	553,067
Freddie Mac, Series 3325, Class NF
0.50%	08/15/35	[2]	554,962	555,944
Freddie Mac, Series 3345, Class FP
0.40%	11/15/36	[2]	125,550	125,671
Freddie Mac, Series 3345, Class PF
0.38%	05/15/36	[2]	144,293	144,438
Freddie Mac, Series 3346, Class FA
0.43%	02/15/19	[2]	411,622	412,243
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		491,183	509,363
Freddie Mac, Series 3895, Class BF
0.70%	07/15/41	[2]	768,277	773,276
Freddie Mac, Series 3946, Class FG
0.55%	10/15/39	[2]	1,328,402	1,334,367
Ginnie Mae II Pool 80546
1.62%	10/20/31	[2]	29,447	30,873
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	364,027	382,957
Ginnie Mae II Pool 80614
1.75%	07/20/32	[2]	48,002	50,466
Ginnie Mae II Pool 80687
1.75%	04/20/33	[2]	230,710	242,707
Ginnie Mae II Pool 8339
1.62%	12/20/23	[2]	52,065	54,586
Ginnie Mae II Pool 8684
1.75%	08/20/25	[2]	73,204	76,962
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	977,086	1,030,727
Ginnie Mae, Series 2002-72, Class FB
0.60%	10/20/32	[2]	615,956	619,861
Ginnie Mae, Series 2002-72, Class FC
0.60%	10/20/32	[2]	587,466	591,190
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		1,114	2
Ginnie Mae, Series 2003-39, Class GF
0.55%	05/20/32	[2]	608,626	609,597

See accompanying notes to Schedule of Portfolio Investments.

23 / Annual Report March 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2004-2, Class FW
1.60%	01/16/34	[2]	$332,631	$357,039
Ginnie Mae, Series 2009-66, Class UF
1.20%	08/16/39	[2]	781,314	794,942
Ginnie Mae, Series 2009-92, Class FC
1.00%	10/16/39	[2]	842,755	852,595
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	11,172,319	164,855
Ginnie Mae, Series 2012-13, Class KF
0.50%	07/20/38	[2]	2,214,940	2,222,472
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.65%	10/07/20	[2]	1,716,651	1,725,570
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.57%	11/06/17	[2]	1,399,488	1,403,806
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.76%	12/08/20	[2]	1,067,579	1,077,004
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.73%	03/09/21	[2]	1,211,362	1,219,653
NCUA Guaranteed Notes, Series 2011-R3,
Class 1A
0.60%	03/11/20	[2]	832,264	835,613
NCUA Guaranteed Notes, Series 2011-R4,
Class 1A
0.58%	03/06/20	[2]	651,404	652,829
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.58%	04/06/20	[2]	1,174,416	1,177,123
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.58%	05/07/20	[2]	420,371	421,192

				44,990,930

Total Mortgage-Backed
(Cost $78,194,724)				77,717,629

MUNICIPAL BONDS — 1.01%*
California — 0.44%
State of California, Taxable, Various Purpose,
Series 3
5.45%	04/01/15		500,000	548,110

Illinois — 0.57%
State of Illinois, Taxable Bonds
4.03%	03/01/14		300,000	307,713
4.07%	01/01/14		400,000	408,964

Total Municipal Bonds
(Cost $1,245,325)				1,264,787

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 6.02%
U.S. Agency Securities — 6.02%
Fannie Mae
0.36%	06/23/14	[2]	$1,200,000	$1,203,285
0.63%	02/22/16		1,080,000	1,080,693
0.63%	05/23/16		1,120,000	1,120,894
0.65%	03/28/16		905,000	906,078
Federal Farm Credit Bank
0.20%	09/19/14	[2]	780,000	780,035
Federal Home Loan Bank
0.25%	04/15/14		1,220,000	1,220,146
Freddie Mac
0.50%	09/14/15		1,210,000	1,210,702

Total U.S. Agency Securities
(Cost $7,514,404)				7,521,833

U.S. TREASURY SECURITIES — 13.59%
U.S. Treasury Notes — 13.59%
U.S. Treasury Notes
0.75%	08/15/13		3,870,000	3,879,675
1.00%	07/15/13		2,713,000	2,720,525
1.13%	06/15/13		2,075,000	2,079,702
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[7]	1,350,000	1,507,453
1.25%	04/15/14	[7]	3,715,000	4,177,743
1.88%	07/15/13	[7]	1,335,000	1,707,411
2.00%	01/15/14	[7]	375,000	483,082
2.00%	07/15/14	[7]	320,000	413,922

Total U.S. Treasury Securities
(Cost $16,963,530)				16,969,513

Total Bonds – 95.37%
(Cost $119,526,629)				119,136,056

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 6.94%
Commercial Paper — 1.60%
RBS Holdings USA, Inc.
0.35%[8]	08/20/13	1,220,000	1,218,315
UBS Finance Delaware, LLC
0.23%[8]	06/21/13	780,000	779,564

			1,997,879

Money Market Funds — 1.99%
BlackRock Liquidity Funds
TempFund Portfolio
0.10%[9]		1,243,000	1,243,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 24

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
DWS Money Market Series
Institutional Funds
0.10%[9]		$1,243,000	$1,243,000

			2,486,000

U.S. Agency Discount Notes — 3.35%
Fannie Mae
0.12%[8]	08/01/13	1,400,000	1,399,716
Federal Home Loan Bank
0.09%[8]	07/05/13	995,000	994,869
0.11%[8]	07/12/13	1,800,000	1,799,744

			4,194,329

Total Short-Term Investments
(Cost $8,677,558)			8,678,208

Total Investments – 102.31%
(Cost $128,204,187)[1]			127,814,264

Liabilities in Excess of Other
Assets – (2.31)%			(2,890,374)

Net Assets – 100.00%			$124,923,890

Notes:

[1]	Cost for federal income tax purposes is $128,211,390 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$3,499,255
Gross unrealized depreciation	(3,896,381)

Net unrealized depreciation	$(397,126)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $9,419,942, representing 7.54% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA, Inc., Term Loan EXT B3, 3.45%, 05/01/18	$640,641	$647,128	0.52%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $71,286, which is 0.06% of total net assets.

[7]	Inflation protected security. Principal amount reflects original security face amount.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2013.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 85.96%
ASSET-BACKED SECURITIES — 9.05%**
Aircastle Aircraft Lease Backed Trust, Series
2007-1A, Class G1
0.51%	06/14/37	[2,3]	$5,054,575	$4,719,962
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.72%	10/19/24	[2,3,4]	4,200,000	4,219,261
Apidos CDO II, Series 2005-2A, Class C
(Cayman Islands)
2.10%	12/21/18	[2,3,4]	1,750,000	1,616,473
Arizona Educational Loan Marketing Corp.,
Series 2004-A, Class A2
0.51%	12/01/23	[2]	5,135,329	5,032,474
Arizona Educational Loan Marketing Corp.,
Series 2004-A, Class B3
0.30%	12/01/38		1,400,000	1,358,000
Avalon Capital Ltd. 3, Series 1A, Class C
(Cayman Islands)
1.09%	02/24/19	[2,3,4]	4,000,000	3,770,108
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15	†	1,000,000	912,795
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16	†	1,000,000	867,795
Babcock & Brown Air Funding I Ltd., Series
2007-1A, Class G1 (Bermuda)
0.50%	11/14/33	[2,3,4]	4,820,840	4,290,547
Bayview Commercial Asset Trust, Series
2005-1A, Class A1
0.50%	04/25/35	[2,3]	754,567	666,417
Bayview Commercial Asset Trust, Series
2005-2A, Class A1
0.51%	08/25/35	[2,3]	3,268,649	2,618,302
Bayview Commercial Asset Trust, Series
2007-1, Class A1
0.42%	03/25/37	[2,3]	110,883	87,984
Bayview Commercial Asset Trust, Series
2007-3, Class A1
0.44%	07/25/37	[2,3]	515,015	390,183
Brazos Higher Education Authority, Inc.,
Series 2003 I, Class A3
0.42%	09/26/22	[2]	4,550,000	4,516,722
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.49%	02/25/35	[2]	3,035,000	3,104,873
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.30%	10/27/36	[2]	5,040,000	5,061,320
Castle Trust, Series 2003-1AW, Class A1
0.95%	05/15/27	[2,3]	1,306,179	1,201,685
CIFC Funding Ltd., Series 2012-2A,
Class A3L (Cayman Islands)
3.28%	12/05/24	[2,3,4]	1,000,000	1,002,950

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Cronos Containers Program Ltd., Series
2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	$3,800,000	$3,952,637
GCO Education Loan Funding Trust, Series
2007-1A, Class A5L
0.36%	05/25/23	[2,3]	3,410,589	3,384,871
GE Business Loan Trust, Series 2004-2A,
Class A
0.42%	12/15/32	[2,3]	5,442,449	5,193,906
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.50%	04/17/19	[2,3,4]	720,417	712,477
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.45%	11/17/20	[2,3,4]	3,608,000	3,516,814
Genesis Funding Ltd., Series 2006-1A,
Class G1 (Bermuda)
0.44%	12/19/32	[2,3,4]	4,901,557	4,437,869
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.41%	11/25/26	[2]	4,945,000	4,848,231
Goal Capital Funding Trust, Series 2006-1,
Class B
0.74%	08/25/42	[2]	4,924,580	3,877,368
GSC Partners Gemini Fund Ltd., Series 1A,
Class A (Cayman Islands)
0.96%	10/10/14	[2,3,4]	80,463	80,463
Highland Loan Funding Ltd., Series 1A,
Class A2A (Cayman Islands)
0.98%	08/01/14	[2,3,4]	1,750,000	1,717,018
ING Investment Management Ltd., Series
2012-4A, Class A1 (Cayman Islands)
1.62%	10/15/23	[2,3,4]	4,550,000	4,569,283
Latitude CLO II Corp., Series 2006-2A,
Class A2 (Cayman Islands)
0.61%	12/15/18	[2,3,4]	5,000,000	4,774,310
National Collegiate Master Student Loan
Trust I, Series 2002-2, Class AR9
3.70%	11/01/42	[2,3]	3,300,000	3,297,954
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.35%	10/25/27	[2]	2,800,000	2,640,932
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.44%	07/25/30	[2]	2,200,000	1,685,768
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.70%	12/26/25	[2]	1,725,000	1,723,931
Nelnet Student Loan Trust, Series 2007-1,
Class A1
0.30%	11/27/18	[2]	1,018,447	1,017,559
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.80%	10/27/36	[2,3]	4,128,764	4,140,616

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 26

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Neptune Finance CCS Ltd., Series 2008-1A,
Class A (Cayman Islands)
0.92%	04/20/20	[2,3,4]	$1,700,000	$1,692,326
North Carolina State Education Authority,
Series 2011-1, Class A3
1.20%	10/25/41	[2]	5,500,000	5,602,740
Northstar Education Finance, Inc.
0.40%	04/28/30	[2]	5,605,000	5,233,417
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.71%	11/20/23	[2,3,4]	4,200,000	4,220,299
Octagon Investment Partners XI Ltd., Series
2007-1X, Class A1B
0.57%	08/25/21	[5]	3,750,000	3,624,506
Sagamore CLO Ltd., Series 2003-1A, Class B
(Cayman Islands)
1.80%	10/15/15	[2,3,4]	3,300,000	3,300,924
SLM Private Credit Student Loan Trust,
Series 2004-A, Class A3
0.68%	06/15/33	[2]	1,900,000	1,702,526
SLM Private Credit Student Loan Trust,
Series 2004-B, Class A3
0.61%	03/15/24	[2]	1,800,000	1,622,160
SLM Student Loan Trust, Series 2006-4,
Class A4
0.38%	04/25/23	[2]	3,146,332	3,146,050
SLM Student Loan Trust, Series 2007-2,
Class A2
0.30%	07/25/17	[2]	2,776,954	2,773,726
SLM Student Loan Trust, Series 2008-5,
Class A3
1.60%	01/25/18	[2]	4,400,000	4,476,162
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.60%	10/20/23	[2,3,4]	1,750,000	1,754,541
South Carolina Student Loan Corp., Series A2
0.41%	12/01/20	[2]	4,905,000	4,863,557
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	4,500,000	3,390,984
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.55%	04/16/22	[2,3,4]	1,800,000	1,802,900
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.39%	04/20/21	[2,3]	1,811,458	1,781,322
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	2,695,875	2,774,418
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	1,175,000	1,214,399
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	1,375,000	1,417,103

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Textainer Marine Containers Ltd., Series
2005-1A, Class A (Bermuda)
0.45%	05/15/20	[2,3,4]	$1,050,833	$1,041,713
Trip Rail Master Funding LLC, Series
2011-1A, Class A1A
10.00%	07/06/14	3,6,†	4,080,000	4,080,015
Triton Container Finance LLC, Series
2006-1A, Class NOTE
0.37%	11/26/21	[2,3]	3,098,333	3,042,659
Triton Container Finance LLC, Series
2007-1A, Class NOTE
0.34%	02/26/19	[2,3]	1,479,427	1,467,072
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20	[3]	1,657,158	1,698,873
Wind River CLO Ltd, Series 2004-1A,
Class B1 (Cayman Islands)
1.38%	12/19/16	[2,3,4]	1,750,000	1,723,739

Total Asset-Backed Securities
(Cost $167,280,628)				170,457,989

BANK LOANS — 1.00%*
Automotive — 0.21%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[2,5]	3,927,350	4,006,172

Electric — 0.23%
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.73%	10/10/17	[2,5]	5,500,000	3,912,617
Texas Competitive Electric Holdings Co. LLC,
Term Loan NONEXT, 1st Lien
3.76%	10/10/14	[2,5]	465,072	342,475

				4,255,092

Gaming — 0.14%
Caesars Entertainment Operating Co., Inc.,
Term Loan B6, 1st Lien
5.45%	01/28/18	[2,5]	2,874,198	2,670,619

Health Care — 0.33%
HCA, Inc., Term Loan EXT B3
3.45%	05/01/18	[2,5]	6,081,382	6,142,956

Services — 0.09%
AABS Ltd., Series 2013-1, Class A (STEP)
4.88%	01/15/38	3,†	1,682,292	1,703,328

Total Bank Loans
(Cost $18,269,452)				18,778,167

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

	Maturity		Principal
Issues	Date		Amount	Value
CORPORATES — 23.03%*
Automotive — 0.47%
Daimler Finance North America LLC
1.48%	09/13/13	[2,3]	$1,800,000	$1,802,624
1.88%	09/15/14	[3]	7,000,000	7,102,155

				8,904,779

Banking — 7.65%
Abbey National Treasury Services
PLC/London (United Kingdom)
1.88%	04/25/14	[2,4]	9,405,000	9,465,734
Ally Financial, Inc.
2.49%	12/01/14	[2]	1,424,000	1,427,033
Bank of America Corp.
6.50%	08/01/16		5,600,000	6,454,325
7.38%	05/15/14		1,365,000	1,461,528
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		300,000	347,585
Bank of America N.A. (BKNT)
0.56%	06/15/16	[2]	800,000	779,201
0.58%	06/15/17	[2]	2,500,000	2,390,425
6.10%	06/15/17		5,000,000	5,782,905
Capital One Financial Corp.
7.38%	05/23/14		5,000,000	5,368,850
Chase Capital VI
0.92%	08/01/28	[2]	1,000,000	833,750
Commonwealth Bank of Australia (Australia)
2.12%	03/17/14	[3,4]	10,000,000	10,147,001
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	11,000,000	11,064,394
Deutsche Bank AG/London, Series G (MTN)
(Germany)
4.88%	05/20/13	[4]	7,640,000	7,683,525
HSBC Bank PLC (United Kingdom)
1.10%	01/17/14	[2,3,4]	10,000,000	9,996,055
JPMorgan Chase & Co.
3.45%	03/01/16		5,300,000	5,625,333
4.75%	05/01/13		30,000	30,104
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	1,500,000	1,468,800
JPMorgan Chase Bank N.A.
0.61%	06/13/16	[2]	4,250,000	4,179,951
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	14,974,964
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16	[4]	10,380,000	11,394,541
National Australia Bank Ltd., Series REGS
(Australia)
1.02%	04/11/14	[2,4]	8,775,000	8,805,713
Royal Bank of Scotland PLC (United
Kingdom)
2.55%	09/18/15	[4]	5,000,000	5,139,071

	Maturity		Principal
Issues	Date		Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	$3,341,000	$3,359,128
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	5,678,994
Westpac Banking Corp. (Australia)
1.04%	03/31/14	[2,3,4]	5,000,000	5,029,750
2.10%	08/02/13	[4]	5,000,000	5,030,795

				143,919,455

Communications — 0.72%
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[4]	3,120,000	3,498,300
iPCS, Inc.
2.42%	05/01/13	[2]	9,970,000	9,964,267

				13,462,567

Electric — 0.65%
Cedar Brakes I LLC
8.50%	02/15/14	[3]	370,589	385,353
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	6,072,560
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	58,835	51,481
Ipalco Enterprises, Inc.
7.25%	04/01/16	[3]	2,500,000	2,806,250
W3A Funding Corp.
8.09%	01/02/17		2,771,163	2,853,937

				12,169,581

Energy — 1.44%
Arch Coal, Inc. (WI)
8.75%	08/01/16		1,540,000	1,593,900
El Paso Pipeline Partners
4.10%	11/15/15		3,000,000	3,234,720
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	6,450,000	6,863,897
Panhandle Eastern Pipeline Co. LP
6.05%	08/15/13		2,375,000	2,418,497
Southern Union Co.
3.32%	11/01/66	[2]	3,000,000	2,647,500
Tennessee Gas Pipeline Co.
8.00%	02/01/16		8,673,000	10,296,655

				27,055,169

Finance — 6.27%
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	1,450,000	1,469,434
Chase Capital II, Series B
0.80%	02/01/27	[2]	2,398,000	2,011,323

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

	Maturity		Principal
Issues	Date		Amount	Value
CORPORATES (continued)
Finance (continued)
CIT Group, Inc.
5.25%	04/01/14	[3]	$4,295,000	$4,453,378
Citigroup, Inc.
5.50%	04/11/13		11,034,000	11,046,931
5.50%	10/15/14		3,510,000	3,746,893
6.38%	08/12/14		10,500,000	11,256,644
General Electric Capital Corp.
1.88%	09/16/13		2,200,000	2,214,839
General Electric Capital Corp. (MTN)
0.42%	06/20/14	[2]	3,500,000	3,498,135
0.68%	05/05/26	[2]	6,300,000	5,714,958
General Electric Capital Corp.,
Series A (MTN)
0.54%	09/15/14	[2]	10,169,000	10,163,383
General Electric Capital Corp.,
Series E (MTN)
0.42%	03/20/14	[2]	5,500,000	5,500,044
Goldman Sachs Group, Inc.
0.80%	01/12/15	[2]	1,900,000	1,892,575
1.30%	02/07/14	[2]	4,000,000	4,020,356
2.38%	01/22/18		1,000,000	1,014,390
5.12%	01/15/15		583,000	623,126
6.15%	04/01/18		3,500,000	4,128,803
International Lease Finance Corp.
6.50%	09/01/14	[3]	9,700,000	10,354,750
JPMorgan Chase Capital XIII, Series M
1.26%	09/30/34	[2]	2,465,000	2,027,463
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	3,250,000	2,621,684
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	30,000	34,125
8.95%	05/18/17	[2]	30,000	34,464
9.57%	06/06/17	[2]	5,184,000	6,084,979
Morgan Stanley
0.78%	10/15/15	[2]	2,830,000	2,784,791
3.80%	04/29/16		3,800,000	4,033,307
4.20%	11/20/14		750,000	785,330
6.00%	05/13/14		3,890,000	4,105,611
Morgan Stanley, Series G (MTN)
0.60%	01/09/14	[2]	1,405,000	1,402,040
Prudential Holdings LLC (AGM)
1.16%	12/18/17	[2,3]	10,665,000	10,285,497
Woodbourne Capital Trust I
2.70%	04/29/49	[2,3,6]	595,000	303,450
Woodbourne Capital Trust IV
2.70%	04/08/49	[2,3,6]	1,000,000	510,000

				118,122,703

	Maturity		Principal
Issues	Date		Amount	Value
CORPORATES (continued)
Food — 0.29%
Kraft Foods Group, Inc.
1.62%	06/04/15		$5,325,000	$5,414,828

Health Care — 0.09%
Boston Scientific Corp.
5.45%	06/15/14		1,653,000	1,739,865

Industrials — 0.21%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	3,925,000	4,043,978

Insurance — 1.12%
Berkshire Hathaway, Inc.
0.99%	08/15/14	[2]	785,000	792,649
2.20%	08/15/16		1,010,000	1,060,537
Farmers Exchange Capital
7.20%	07/15/48	[3]	444,000	553,158
Farmers Insurance Exchange
6.00%	08/01/14	[3]	6,835,000	7,172,870
Metropolitan Life Global Funding I
5.12%	04/10/13	[3]	4,550,000	4,554,304
5.12%	06/10/14	[3]	3,230,000	3,405,589
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	3,550,000	3,565,531

				21,104,638

Real Estate Investment Trust (REIT) — 3.55%
Duke Realty LP
6.25%	05/15/13		9,000,000	9,057,825
HCP, Inc.
6.00%	01/30/17		930,000	1,077,462
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,808,377
HCP, Inc., Series E (MTN)
6.00%	06/15/14		4,985,000	5,248,910
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	3,188,977
4.70%	09/15/17		10,185,000	11,428,670
Healthcare Realty Trust, Inc.
5.12%	04/01/14		1,960,000	2,046,925
6.50%	01/17/17		2,981,000	3,433,850
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		6,000,000	6,130,696
Liberty Property LP
5.12%	03/02/15		5,305,000	5,669,517
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	3,500,000	3,889,179
7.50%	06/02/14	[3]	6,415,000	6,894,528

				66,874,916

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.57%
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		$140,271	$153,377
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.74%	11/15/16	[2]	7,725,000	7,039,406
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		3,030,685	3,523,171

				10,715,954

Total Corporates
(Cost $413,142,242)				433,528,433

FOREIGN GOVERNMENT OBLIGATIONS — 0.96%
Foreign Government Obligations — 0.96%
Kommunalbanken AS (Norway)
0.27%	08/28/14	[2,3,4]	8,580,000	8,575,416
Kommuninvest I Sverige AB (Sweden)
0.27%	09/12/14	[2,3,4]	9,490,000	9,492,667

				18,068,083

Total Foreign Government Obligations
(Cost $18,070,000)				18,068,083

MORTGAGE-BACKED — 39.79%**
Commercial Mortgage-Backed — 5.42%
Bank of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.19%	09/10/47	[2]	6,150,000	6,778,242
Bayview Commercial Asset Trust, Series
2006-3A, Class A1
0.45%	10/25/36	[2,3]	3,949,891	2,545,823
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-T16, Class A6
4.75%	02/13/46	[2]	8,500,000	8,889,208
Bear Stearns Commercial Mortgage
Securities, Series 2005-T20, Class A4A
5.15%	10/12/42	[2]	7,125,000	7,818,695
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.22%	07/15/44	[2]	1,000,000	1,091,799
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	3,480,000	3,993,254
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.74%	11/10/46	[3]	2,952,942	3,168,799
GE Business Loan Trust, Series 2003-2A,
Class A
0.57%	11/15/31	[2,3]	4,207,446	4,045,975
GE Business Loan Trust, Series 2005-2A,
Class B
0.70%	11/15/33	[2,3]	1,842,625	1,552,618

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	$7,479,839	$7,694,260
GS Mortgage Securities Corp. II, Series
2011-GC5, Class A4
3.71%	08/10/44	[2]	8,850,000	9,662,837
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2003-PM1A,
Class A4
5.33%	08/12/40	[2]	4,940,260	4,963,986
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	4,160,000	4,273,289
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD11,
Class ASB
5.81%	06/15/49	[2]	7,069,156	7,714,269
Morgan Stanley Capital I Trust, Series
2007-HQ13, Class A2
5.65%	12/15/44		5,505,111	5,659,771
Morgan Stanley Capital I, Series 2001-C3,
Class A2
3.22%	08/15/49		2,020,000	2,166,388
Morgan Stanley Capital I, Series 2005-T19,
Class A4A
4.89%	06/12/47		405,000	438,309
Morgan Stanley Capital I, Series 2006-T23,
Class A4
5.82%	08/12/41	[2]	8,185,000	9,364,132
Morgan Stanley Capital I, Series 2007-T27,
Class A4
5.65%	06/11/42	[2]	265,000	310,897
Morgan Stanley Dean Witter Capital I, Series
2001-TOP3, Class A4
6.39%	07/15/33		92,860	92,929
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23	[3]	4,035,332	3,904,184
WF-RBS Commercial Mortgage Trust, Series
2011-C5, Class A4
3.67%	11/15/44		5,350,000	5,822,924

				101,952,588

Non-Agency Mortgage-Backed — 15.05%
Accredited Mortgage Loan Trust, Series
2007-1, Class A4
0.42%	02/25/37	[2]	12,000,000	7,619,216
American Home Mortgage Assets, Series
2007-4, Class A2
0.39%	08/25/37	[2]	7,812,809	6,664,240
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		28,056	29,042

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series
2006-G, Class 2A3
0.37%	07/20/36	[2]	$4,345,574	$4,300,700
Banco de Credito Y Securitizacion SA, Series
2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,6]	7,000	490
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.36%	02/25/47	[2]	9,902,361	8,515,634
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
3.01%	06/26/37	[2,3]	6,617,839	6,574,519
Bear Stearns Asset Backed Securities Trust,
Series 2000-2, Class M2 (STEP)
8.28%	08/25/30		672,442	661,743
Bear Stearns Asset Backed Securities Trust,
Series 2005-SD1, Class 1A3
0.60%	08/25/43	[2]	1,831,118	1,799,519
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	3,4,6,†	9,000	90
CC Mortgage Funding Corp., Series 2005-2A,
Class A1
0.38%	05/25/36	[2,3]	2,392,221	1,932,704
Chase Funding Mortgage Loan Asset Backed
Certificates, Series 2002-2, Class 2M1
1.10%	02/25/32	[2]	638,880	494,688
Chase Mortgage Finance Corp., Series
2007-A2, Class 2A3
3.02%	07/25/37	[2]	6,876,320	7,008,191
Citigroup Mortgage Loan Trust, Inc., Series
2004-HYB1, Class A41
3.05%	02/25/34	[2]	367,649	366,862
Citigroup Mortgage Loan Trust, Inc., Series
2006-AMC1, Class A2B
0.36%	09/25/36	[2]	5,861,262	3,216,995
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH2, Class A3
0.38%	03/25/37	[2]	1,650,000	1,543,267
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH4, Class A2C
1.50%	07/25/37	[2]	90,000	64,139
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		6,580,600	7,083,289
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	129,124	129,788
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19		103,867	109,831
Conseco Financial Corp., Series 1996-1,
Class M1
7.00%	03/15/27	[2]	5,998,583	6,256,375

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1997-2,
Class A7
7.62%	06/15/28	[2]	$3,217,409	$3,462,262
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28	[2]	1,840,965	2,034,608
Conseco Financial Corp., Series 1997-7,
Class A9
7.37%	07/15/29	[2]	5,778,965	6,326,657
Conseco Financial Corp., Series 1998-2,
Class A5
6.24%	12/01/28	[2]	21,951	22,808
Countrywide Alternative Loan Trust, Series
2006-OA12, Class A2
0.41%	09/20/46	[2]	3,492,772	1,866,263
Countrywide Asset Backed Certificates,
Series 2007-4, Class A1A
0.32%	09/25/37	[2]	269,849	269,143
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
4.92%	08/25/34	[2]	66,852	67,605
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB7,
Class AF3 (STEP)
4.59%	11/25/35		1,259,663	1,295,033
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF2 (STEP)
4.03%	01/25/36		2,425,757	1,597,928
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
5.23%	02/25/37		20,580,000	15,731,321
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
0.26%	04/25/37	[2]	4,889,101	2,643,926
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	6,280,282	6,297,176
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	8,727,017	8,722,338
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR2,
Class 2A1A
0.41%	03/19/45	[2]	2,910,156	2,508,492
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR1,
Class 2A1A
1.12%	04/19/47	[2]	67,353	53,094
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2004-FF5, Class A3C
1.20%	08/25/34	[2]	1,852,058	1,829,548

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1
2.31%	09/25/34	[2]	$29,396	$29,153
GE Business Loan Trust, Series 2007-1A,
Class A
0.37%	04/16/35	[2,3]	4,492,653	4,129,717
GMAC Mortgage Corp. Loan Trust, Series
2000-HE2, Class A1
0.64%	06/25/30	[2]	661,757	483,416
Green Tree Home Improvement Loan Trust,
Series 1997-E, Class HEB1
7.53%	01/15/29		425,139	423,434
Home Equity Loan Trust, Series 2005-3,
Class M1
0.62%	01/20/35	[2]	2,753,512	2,714,935
Home Equity Loan Trust, Series 2006-3,
Class A4
0.44%	03/20/36	[2]	8,680,000	8,199,710
Home Equity Loan Trust, Series 2007-1,
Class AS
0.40%	03/20/36	[2]	6,645,803	6,505,979
Home Equity Loan Trust, Series 2007-2,
Class A3V
0.42%	07/20/36	[2]	7,040,000	6,891,238
Impac CMB Trust, Series 2005-5, Class A1
0.84%	08/25/35	[2]	4,261,348	3,701,644
Indymac Index Mortgage Loan Trust, Series
2004-AR12, Class A1
0.98%	12/25/34	[2]	505,910	387,269
Indymac Index Mortgage Loan Trust, Series
2004-AR8, Class 2A2A
1.00%	11/25/34	[2]	1,742,366	1,445,240
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		1,157,291	1,126,801
JPMorgan Mortgage Acquisition Corp., Series
2005-FRE1, Class A2F3 (STEP)
4.08%	10/25/35		2,313,764	2,188,688
JPMorgan Mortgage Acquisition Corp., Series
2007-CH1, Class AF2 (STEP)
5.45%	10/25/36		530,744	529,607
JPMorgan Mortgage Acquisition Corp., Series
2007-CH5, Class A2
0.25%	05/25/37	[2]	40,302	40,287
JPMorgan Mortgage Acquisition Corp., Series
2007-HE1, Class AV4
0.48%	03/25/47	[2]	50,000	26,186
JPMorgan Mortgage Trust, Series 2005-A3,
Class 5A3
2.79%	06/25/35	[2]	112,821	104,393
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
3.00%	07/25/35	[2]	1,177,570	1,203,488

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A3
4.35%	04/15/40		$4,638,998	$4,659,294
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40		3,846,161	4,148,735
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class AIOC
0.55%	04/15/40	[2,6]	260,432,667	3,839,298
Long Beach Mortgage Loan Trust, Series
2005-1, Class M1
0.95%	02/25/35	[2]	1,306,552	1,294,431
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.97%	01/25/34	[2]	50,424	50,612
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.87%	01/25/34	[2]	58,949	56,891
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.15%	04/25/34	[2]	528,241	511,103
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.81%	06/25/34	[2]	114,908	110,063
MASTR Adjustable Rate Mortgages Trust,
Series 2004-9, Class 1A4
0.80%	11/25/34	[2]	1,758,251	1,762,143
MASTR Seasoned Securities Trust, Series
2004-1, Class 4A1
2.85%	10/25/32	[2]	553,006	568,219
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.38%	06/25/37	[2]	19,057,200	10,856,001
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,970,501	2,117,589
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	8,118,279	8,626,370
Morgan Stanley ABS Capital I, Series
2004-NC7, Class M2
1.13%	07/25/34	[2]	13,000,000	12,489,373
Morgan Stanley Mortgage Loan Trust, Series
2004-6AR, Class 1A
0.65%	07/25/34	[2]	1,614,686	1,530,020
Nationstar Home Equity Loan Trust, Series
2007-C, Class 2AV3
0.38%	06/25/37	[2]	7,807,200	5,596,490
Oakwood Mortgage Investors, Inc., Series
1997-B, Class M
7.78%	08/15/27		4,305,815	4,562,026
Park Place Securities, Inc., Series
2004-MHQ1, Class M1
1.25%	12/25/34	[2]	3,485,351	3,486,684

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Series
2005-WCW1, Class A3D
0.54%	09/25/35	[2]	$3,162,579	$3,141,265
Park Place Securities, Inc., Series
2005-WHQ1, Class M2
0.70%	03/25/35	[2]	8,012,866	7,739,835
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
0.51%	06/25/47	[2]	70,000	38,513
RAAC, Series 2006-SP2, Class A2
0.37%	02/25/36	[2]	850,577	848,380
Residential Accredit Loans, Inc., Series
2005-QA3, Class NB1
3.12%	03/25/35	[2]	12,167,428	8,883,870
Residential Asset Mortgage Products, Inc.,
Series 2004-SL4, Class A3
6.50%	07/25/32		1,468,075	1,524,347
Residential Asset Mortgage Products, Inc.,
Series 2005-RS5, Class AI3
0.54%	05/25/35	[2]	797,538	786,138
Residential Asset Mortgage Products, Inc.,
Series 2005-RS8, Class A2
0.49%	10/25/33	[2]	1,774,574	1,759,295
Residential Asset Mortgage Products, Inc.,
Series 2005-SL1, Class A5
6.50%	05/25/32		3,460,498	3,363,554
Residential Asset Securities Corp., Series
2005-KS12, Class A2
0.45%	01/25/36	[2]	2,888,894	2,873,739
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		3,477	3,449
SG Mortgage Securities Trust, Series
2006-FRE1, Class A1B
0.47%	02/25/36	[2]	1,285,758	803,821
SLM Student Loan Trust, Series 2012-7,
Class A3
0.85%	05/26/26	[2]	4,460,000	4,490,937
Soundview Home Equity Loan Trust, Series
2006-WF2, Class A2C
0.34%	12/25/36	[2]	8,527,906	8,341,393
Specialty Underwriting & Residential Finance,
Series 2005-AB1, Class A1C
0.54%	03/25/36	[2]	2,062,975	2,048,117
Structured Asset Securities Corp., Series
2002-5A, Class 6A
2.12%	04/25/32	[2]	19,156	18,914
Structured Asset Securities Corp., Series
2003-26A, Class 3A5
2.59%	09/25/33	[2]	3,303,444	3,215,603
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
1.30%	07/25/34	[2,3]	142,962	137,128

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.49%	01/25/33	[2]	$322,661	$330,406
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.49%	10/25/45	[2]	3,750,673	3,468,000
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
0.53%	01/25/45	[2]	1,028,665	944,860
Wells Fargo Home Equity Trust, Series
2005-3, Class AII3
0.54%	11/25/35	[2]	2,905,906	2,898,958
Wells Fargo Home Equity Trust, Series
2007-2, Class A1
0.29%	04/25/37	[2]	164,676	162,134

				283,318,707

U.S. Agency Mortgage-Backed — 19.32%
Fannie Mae Pool (TBA)
6.00%	06/25/41		11,795,000	12,909,996
Fannie Mae Pool 555177
2.28%	01/01/33	[2]	47,049	49,609
Fannie Mae Pool 555284
7.50%	10/01/17		879	955
Fannie Mae Pool 567002
8.00%	05/01/23		67,216	78,460
Fannie Mae Pool 735861
6.50%	09/01/33		35,204	41,435
Fannie Mae Pool 745383
2.59%	12/01/35	[2]	1,868,109	1,985,919
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	545,805	584,175
Fannie Mae Pool 805256
2.32%	01/01/35	[2]	498,230	526,548
Fannie Mae Pool 942553
5.86%	08/01/37	[2]	4,163,005	4,510,591
Fannie Mae Pool 995182
5.50%	06/01/20		8,549,342	9,362,784
Fannie Mae Pool 995793
5.50%	09/01/36		5,708,714	6,283,780
Fannie Mae Pool AD0538
6.00%	05/01/24		2,729,477	3,048,422
Fannie Mae Pool AE0083
6.00%	01/01/40		7,223,792	7,956,090
Fannie Mae Pool AL0851
6.00%	10/01/40		9,948,346	10,943,430
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		8,921,533	9,403,330

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1997-76, Class FS
0.67%	09/17/27	[2]	$42,342	$42,115
Fannie Mae, Series 2001-60, Class OF
1.15%	10/25/31	[2]	3,136,361	3,209,214
Fannie Mae, Series 2007-64, Class FA
0.67%	07/25/37	[2]	3,479,455	3,491,263
Fannie Mae, Series 2009-33, Class FB
1.02%	03/25/37	[2]	10,795,499	10,994,901
Fannie Mae, Series 2010-109, Class PF
0.60%	10/25/40	[2]	7,029,397	7,050,468
Fannie Mae, Series 2010-26, Class S (IO)
6.03%	11/25/36	[2]	40,517,641	6,170,837
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		6,925,141	7,588,361
Fannie Mae, Series 2010-95, Class S (IO)
6.40%	09/25/40	[2]	21,318,924	3,760,539
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		15,045,093	1,988,773
Fannie Mae, Series 2011-71, Class FB
0.70%	05/25/37	[2]	12,552,945	12,683,282
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		8,168	9,012
Freddie Mac Gold Pool A45796
7.00%	01/01/33		21,992	26,037
Freddie Mac Gold Pool C46104
6.50%	09/01/29		28,260	32,188
Freddie Mac Gold Pool E04113
2.50%	11/01/27		12,373,174	12,828,469
Freddie Mac Gold Pool G13032
6.00%	09/01/22		4,347,261	4,858,271
Freddie Mac Gold Pool G13475
6.00%	01/01/24		566,787	627,278
Freddie Mac Non Gold Pool 1B1928
2.87%	08/01/34	[2]	1,768,306	1,886,038
Freddie Mac Non Gold Pool 1G2627
2.45%	03/01/37	[2]	3,726,283	3,970,414
Freddie Mac Non Gold Pool 1J1509
2.54%	11/01/36	[2]	2,696,830	2,840,896
Freddie Mac Non Gold Pool 1L0113
3.12%	05/01/35	[2]	1,341,904	1,433,076
Freddie Mac Non Gold Pool 1Q0196
3.06%	02/01/37	[2]	2,940,122	3,148,548
Freddie Mac Non Gold Pool 786781
2.96%	08/01/29	[2]	126,586	136,266
Freddie Mac REMICS, Series 2733, Class FB
0.80%	10/15/33	[2]	5,335,000	5,404,248
Freddie Mac REMICS, Series 3828, Class TF
0.60%	04/15/29	[2]	3,831,692	3,851,935

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Strips, Series 263, Class F5
0.70%	06/15/42	[2]	$7,603,687	$7,686,555
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		1,743,467	1,955,681
Freddie Mac, Series 2454, Class FQ
1.20%	06/15/31	[2]	28,148	28,860
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		8,602	379
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		2,833,910	3,032,061
Freddie Mac, Series 3345, Class FP
0.40%	11/15/36	[2]	2,733,970	2,736,603
Freddie Mac, Series 3345, Class PF
0.38%	05/15/36	[2]	3,148,675	3,151,847
Freddie Mac, Series 3346, Class FA
0.43%	02/15/19	[2]	5,945,569	5,954,530
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		4,781,595	4,958,573
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		2,302,416	2,471,459
Ginnie Mae I Pool 422972
6.50%	07/15/29		44,705	52,594
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		15,075,000	15,751,019
Ginnie Mae II Pool 1849
8.50%	08/20/24		961	1,109
Ginnie Mae II Pool 2020
8.50%	06/20/25		2,256	2,655
Ginnie Mae II Pool 2286
8.50%	09/20/26		2,564	3,035
Ginnie Mae II Pool 2487
8.50%	09/20/27		17,171	20,270
Ginnie Mae II Pool 80059
1.75%	04/20/27	[2]	41,895	44,074
Ginnie Mae II Pool 80589
1.62%	03/20/32	[2]	101,620	105,755
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	30,642	32,235
Ginnie Mae II Pool 80968
1.75%	07/20/34	[2]	837,126	877,328
Ginnie Mae II Pool 81201
2.12%	01/20/35	[2]	22,064	22,966
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	36,909	38,665
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		4,621	2
Ginnie Mae, Series 2009-106, Class XI (IO)
6.60%	05/20/37	[2]	21,408,874	3,644,897

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2012-13, Class KF
0.50%	07/20/38	[2]	$7,246,556	$7,271,198
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.65%	10/07/20	[2]	15,525,596	15,606,256
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.57%	11/06/17	[2]	19,598,446	19,658,925
NCUA Guaranteed Notes, Series 2010-R2,
Class 2A
0.67%	11/05/20	[2]	12,371,392	12,484,958
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.76%	12/08/20	[2]	17,052,538	17,203,080
NCUA Guaranteed Notes, Series 2010-R3,
Class 2A
0.76%	12/08/20	[2]	7,300,752	7,387,448
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.73%	03/09/21	[2]	17,006,306	17,122,698
NCUA Guaranteed Notes, Series 2011-R1,
Class 1A
0.65%	01/08/20	[2]	10,938,106	10,989,378
NCUA Guaranteed Notes, Series 2011-R2,
Class 1A
0.60%	02/06/20	[2]	10,398,850	10,437,846
NCUA Guaranteed Notes, Series 2011-R3,
Class 1A
0.60%	03/11/20	[2]	6,505,533	6,531,707
NCUA Guaranteed Notes, Series 2011-R4,
Class 1A
0.58%	03/06/20	[2]	7,726,532	7,743,434
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.58%	04/06/20	[2]	5,744,320	5,757,559
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.58%	05/07/20	[2]	7,233,026	7,247,152

				363,732,744

Total Mortgage-Backed
(Cost $741,176,263)				749,004,039

MUNICIPAL BONDS — 1.23%*
California — 0.52%
State of California, Taxable, Various Purpose
4.85%	10/01/14		4,900,000	5,179,153
5.50%	03/01/16		1,775,000	2,010,170
6.20%	03/01/19		600,000	730,104

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
State of California, Taxable, Various Purpose,
Series 3
5.45%	04/01/15		$1,715,000	$1,880,017

				9,799,444

Illinois — 0.71%
State of Illinois, Build America Bonds
6.20%	07/01/21		6,750,000	7,610,557
State of Illinois, Taxable Bonds
4.03%	03/01/14		525,000	538,498
5.37%	03/01/17		2,250,000	2,518,110
State of Illinois, Taxable-Pension
4.35%	06/01/18		2,445,000	2,598,180

				13,265,345

Total Municipal Bonds
(Cost $21,882,793)				23,064,789

U.S. AGENCY SECURITIES — 3.67%
Fannie Mae
0.50%	01/15/16		16,435,000	16,435,624
0.50%	01/29/16		12,850,000	12,859,316
0.65%	03/28/16		13,270,000	13,285,805
Freddie Mac
0.50%	09/14/15		17,660,000	17,670,243
0.60%	03/28/16		8,810,000	8,806,993

Total U.S. Agency Securities
(Cost $69,012,078)				69,057,981

U.S. TREASURY SECURITIES — 7.23%
U.S. Treasury Notes — 7.23%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[7]	17,690,000	19,753,222
1.25%	04/15/14	[7]	59,888,000	67,347,686
1.63%	01/15/15	[7]	6,210,000	7,991,128
1.88%	07/15/13	[7]	21,815,000	27,900,499
2.00%	01/15/14	[7]	5,520,000	7,110,963
2.00%	07/15/14	[7]	4,705,000	6,085,948

Total U.S. Treasury Securities
(Cost $136,032,283)				136,189,446

Total Bonds – 85.96%
(Cost $1,584,865,739)				1,618,148,927

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 15.12%
Commercial Paper — 1.16%
RBS Holdings USA, Inc.
0.35%[8]	08/20/13		$11,000,000	$10,984,803
UBS Finance Delaware, LLC
0.23%[8]	06/21/13		10,810,000	10,803,960

				21,788,763

Foreign Government Obligations — 0.86%
Mexico Cetes Discount Treasury Bills
(Mexico)
0.00%[8]	04/04/13	[4,9]	825,500,000	6,678,280
0.00%[8]	06/13/13	[4,9]	1,183,200,000	9,499,166

				16,177,446

Money Market Funds — 1.79%
BlackRock Liquidity Funds
TempFund Portfolio
0.10%[10]			15,933,000	15,933,000
Dreyfus Cash Advantage Fund
0.07%[10,11]			8,000	8,000
DWS Money Market Series
Institutional Funds
0.10%[10]			17,854,000	17,854,000

				33,795,000

Repurchase Agreements — 3.61%
Deutsche Bank AG (Dated 3/26/13, total to be received $50,001,069, (collateralized by U.S. government sponsored agency obligations, 0.00% to 5.50%, due from 1/16/15 to 5/15/30, par and fair value of $51,432,000 and $51,000,856, respectively))
0.11%	04/02/13		50,000,000	50,000,000
Deutsche Bank AG (Dated 3/28/13, total to be received $18,000,400, (collateralized by U.S. government sponsored agency obligations, 0.00% to 1.88%, due from 8/5/13 to 3/13/20, par and fair value of $18,240,000 and $18,360,560, respectively))
0.20%	04/01/13		18,000,000	18,000,000

				68,000,000

U.S. Agency Discount Notes — 7.70%
Fannie Mae
0.11%[8]	08/14/13		75,000,000	74,983,125
Freddie Mac
0.09%[8]	06/10/13		70,000,000	69,994,540

				144,977,665

Total Short-Term Investments
(Cost $284,453,204)				284,738,874

Value
Total Investments – 101.08%
(Cost $1,869,318,943)[1]	$1,902,887,801

Liabilities in Excess of Other
Assets – (1.08)%	(20,410,224)

Net Assets – 100.00%	$1,882,477,577

Currency Purchased		Currency Sold		Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.85 Counterparty: Citigroup, Inc.
USD	4,117,212	MXP	52,900,000	$(162,832)
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.87 Counterparty: JPMorgan Chase & Co.
USD	2,303,557	MXP	29,650,000	(95,371)
Forward currency contract to sell Mexican Peso on 06/13/13 at 12.58 Counterparty: Barclays, Inc.
USD	9,402,416	MXP	118,320,000	(107,080)

Net unrealized (depreciation)				$(365,283)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(115,920)	$10,080	$89,712	$(26,208)

	$(115,920)	$10,080	$89,712	$(26,208)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,869,527,795 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$77,377,694
Gross unrealized depreciation	(44,017,688)

Net unrealized appreciation	$33,360,006

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $286,081,474, representing 15.20% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2013

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/09/11	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.45%, 01/28/18	$2,681,801	$2,670,619	0.14%
11/10/11	Chrysler Group LLC, Term Loan, 1st Lien, 0.60%, 05/24/17	3,704,437	4,006,172	0.21%
10/22/07	HCA, Inc., Term Loan EXT B3, 3.45%, 05/01/18	6,081,383	6,142,956	0.33%
10/11/12	Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B, 0.55%, 08/25/21	3,536,615	3,624,506	0.19%
05/10/12	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.73%, 10/10/17	3,637,639	3,912,617	0.21%
10/31/07	Texas Competitive Electric Holdings Co. LLC, Term Loan NONEXT, 1st Lien, 3.76%, 10/10/14	465,072	342,475	0.02%

		$20,106,947	$20,699,345	1.10%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $8,733,343, which is 0.46% of total net assets.

[7]	Inflation protected security. Principal amount reflects original security face amount.

[8]	Represents annualized yield at date of purchase.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2013.

[10]	Represents the current yield as of March 31, 2013.

[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $8,000.

†

Fair valued security. The aggregate value of fair valued securities is $7,564,023, which is 0.40% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(MXP): Mexican Peso

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 99.13%
ASSET-BACKED SECURITIES — 8.21%**
Academic Loan Funding Trust, Series
2012-1A, Class A2
1.30%	12/27/44	[2,3]	$950,000	$882,984
Aircastle Aircraft Lease Backed Trust, Series
2007-1A, Class G1
0.51%	06/14/37	[2,3]	862,437	805,343
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.72%	10/19/24	[2,3,4]	775,000	778,554
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.90%	04/17/23	[2,3,4]	275,000	276,600
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15	†	175,000	159,739
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16	†	175,000	151,864
Babcock & Brown Air Funding I Ltd., Series
2007-1A, Class G1 (Bermuda)
0.50%	11/14/33	[2,3,4]	800,298	712,265
Bayview Commercial Asset Trust, Series
2004-3, Class A1
0.57%	01/25/35	[2,3]	1,376,514	1,255,248
Bayview Commercial Asset Trust, Series
2005-2A, Class A1
0.51%	08/25/35	[2,3]	539,486	432,147
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
0.48%	06/25/26	[2]	350,000	339,661
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.49%	02/25/35	[2]	650,000	664,965
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.30%	10/27/36	[2]	930,000	933,934
CIT Education Loan Trust, Series 2007-1,
Class A
0.37%	03/25/42	[2,3]	567,229	525,245
Cronos Containers Program Ltd., Series
2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	389,583	389,054
Cronos Containers Program Ltd., Series
2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	475,000	494,080
Educational Funding of the South, Inc., Series
2011-1, Class A2
0.95%	04/25/35	[2]	780,000	782,407
GE Business Loan Trust, Series 2004-1,
Class A
0.49%	05/15/32	[2,3]	742,679	718,059

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-1,
Class B
0.90%	05/15/32	[2,3]	$403,621	$339,615
GE Business Loan Trust, Series 2004-2A,
Class A
0.42%	12/15/32	[2,3]	895,763	854,856
GE Business Loan Trust, Series 2005-1A,
Class A3
0.45%	06/15/33	[2,3]	575,529	546,408
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.50%	04/17/19	[2,3,4]	119,167	117,853
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.45%	11/17/20	[2,3,4]	453,333	441,876
Genesis Funding Ltd., Series 2006-1A,
Class G1 (Bermuda)
0.44%	12/19/32	[2,3,4]	797,001	721,605
ING Investment Management Ltd., Series
2012-4A, Class A1 (Cayman Islands)
1.62%	10/15/23	[2,3,4]	800,000	803,390
LCM VI Ltd., Series 6A, Class A
(Cayman Islands)
0.52%	05/28/19	[2,3,4]	953,000	925,866
National Collegiate Master Student Loan
Trust I, Series 2002-2, Class AR9
3.70%	11/01/42	[2,3]	725,000	724,551
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.70%	12/26/25	[2]	275,000	274,829
Neptune Finance CCS Ltd., Series 2008-1A,
Class A (Cayman Islands)
0.92%	04/20/20	[2,3,4]	775,000	771,502
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.71%	11/20/23	[2,3,4]	775,000	778,746
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	485,675	509,958
Sagamore CLO Ltd., Series 2003-1A, Class B
(Cayman Islands)
1.80%	10/15/15	[2,3,4]	650,000	650,182
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.88%	12/15/32	[2]	625,000	644,978
SLM Student Loan Trust, Series 2011-2,
Class A2
1.40%	10/25/34	[2]	500,000	520,019
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.60%	10/20/23	[2,3,4]	325,000	325,843
South Carolina Student Loan Corp., Series A2
0.41%	12/01/20	[2]	725,000	718,874

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	$750,000	$565,164
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.55%	04/16/22	[2,3,4]	300,000	300,483
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.39%	04/20/21	[2,3]	447,083	439,645
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	473,958	487,767
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	229,167	236,184
Textainer Marine Containers Ltd., Series
2005-1A, Class A (Bermuda)
0.45%	05/15/20	[2,3,4]	227,500	225,525
Trinity Rail Leasing LP, Series 2004-1A,
Class A
5.27%	08/14/27	[3]	246,543	272,535
Trip Rail Master Funding LLC, Series
2011-1A, Class A1A
4.37%	07/15/41	[3]	580,134	628,722
Triton Container Finance LLC, Series
2006-1A, Class NOTE
0.37%	11/26/21	[2,3]	687,500	675,147
Triton Container Finance LLC, Series
2007-1A, Class NOTE
0.34%	02/26/19	[2,3]	209,635	207,885
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20	[3]	380,956	390,546
Wind River CLO Ltd, Series 2004-1A,
Class B1 (Cayman Islands)
1.38%	12/19/16	[2,3,4]	325,000	320,123

Total Asset-Backed Securities
(Cost $24,837,464)				25,722,826

BANK LOANS — 0.24%*
Health Care — 0.15%
HCA, Inc., Term Loan EXT B3
3.45%	05/01/18	[2,5]	455,133	459,741

Services — 0.09%
AABS Ltd., Series 2013-1, Class A (STEP)
4.88%	01/15/38	3,†	296,875	300,587

Total Bank Loans
(Cost $754,993)				760,328

CORPORATES — 24.07%*
Banking — 5.14%
Abbey National Treasury Services
PLC/London (United Kingdom)
2.88%	04/25/14	[4]	1,019,000	1,035,041

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
ANZ National International Ltd. (New
Zealand)
6.20%	07/19/13	[3,4]	$600,000	$610,642
Bank of America N.A. (BKNT)
0.58%	06/15/17	[2]	1,350,000	1,290,830
6.00%	06/15/16		650,000	732,360
6.10%	06/15/17		340,000	393,238
Barclays Bank PLC (United Kingdom)
5.20%	07/10/14	[4]	850,000	896,342
Chase Capital III, Series C
0.84%	03/01/27	[2]	500,000	411,250
Commonwealth Bank of Australia/New York
(Australia)
1.95%	03/16/15	[4]	1,400,000	1,433,881
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	700,000	704,098
.Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[4]	500,000	526,161
6.00%	02/15/18	[4]	575,000	667,231
Deutsche Bank AG/London, Series G (MTN)
(Germany)
4.88%	05/20/13	[4]	760,000	764,330
HBOS PLC, Series G (MTN) (United
Kingdom)
6.75%	05/21/18	[3,4]	915,000	1,021,570
JPMorgan Chase Bank N.A.
0.61%	06/13/16	[2]	600,000	590,111
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	703,309
6.00%	10/01/17		500,000	589,565
National Australia Bank/New York (MTN)
(Australia)
2.00%	03/09/15	[4]	1,200,000	1,231,072
Royal Bank of Scotland PLC (United
Kingdom)
2.55%	09/18/15	[4]	1,370,000	1,408,105
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	825,000	866,807
Wachovia Corp. (MTN)
5.50%	05/01/13		239,000	240,014

				16,115,957

Communications — 0.81%
Cellco Partnership/Verizon Wireless Capital
LLC
5.55%	02/01/14		350,000	363,848
Frontier Communications Corp.
6.62%	03/15/15		95,000	105,925
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[4]	1,300,000	1,457,625

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
1.95%	03/28/14		$600,000	$608,854

				2,536,252

Electric — 2.00%
DPL, Inc.
6.50%	10/15/16		700,000	739,375
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,153,786
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		682,006	780,897
PG&E Corp.
5.75%	04/01/14		910,000	953,363
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	593,380
Southwestern Electric Power Co.
6.45%	01/15/19		534,000	652,599
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	500,000	681,040
Tucson Electric Power
3.85%	03/15/23		700,000	711,268

				6,265,708

Energy — 1.30%
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	1,065,547
Southern Union Co.
3.32%	11/01/66	[2]	910,000	803,075
Tennessee Gas Pipeline Co.
8.00%	02/01/16		1,250,000	1,484,010
Valero Energy Corp.
9.38%	03/15/19		471,000	643,353
Williams Cos., Inc.
7.88%	09/01/21		70,000	89,589

				4,085,574

Finance — 7.63%
Bear Stearns Cos. LLC
7.25%	02/01/18		1,140,000	1,418,244
Berkshire Hathaway, Inc.
3.00%	02/11/23		1,120,000	1,138,146
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,098,827
Citigroup, Inc.
0.84%	08/25/36	[2]	205,000	162,810
1.99%	05/15/18	[2]	583,000	605,991
5.50%	04/11/13		451,000	451,529
5.50%	10/15/14		371,000	396,039

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
6.00%	08/15/17		$250,000	$292,179
6.12%	05/15/18		345,000	411,470
6.38%	08/12/14		535,000	573,553
6.50%	08/19/13		408,000	417,202
General Electric Capital Corp.
4.62%	01/07/21		700,000	789,366
5.62%	05/01/18		730,000	864,634
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	500,000	453,568
1.19%	05/22/13	[2]	340,000	340,424
3.35%	10/17/16		750,000	806,415
General Electric Capital Corp.,
Series A (MTN)
0.54%	09/15/14	[2]	694,000	693,617
General Electric Capital Corp.,
Series E (MTN)
0.42%	03/20/14	[2]	300,000	300,002
Goldman Sachs Group, Inc.
5.95%	01/18/18		350,000	408,499
6.15%	04/01/18		1,100,000	1,297,624
7.50%	02/15/19		550,000	688,727
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14		250,000	263,584
Goldman Sachs Group, Inc., Series B (MTN)
0.70%	07/22/15	[2]	100,000	99,033
International Lease Finance Corp.
6.50%	09/01/14	[3]	1,000,000	1,067,500
JPMorgan Chase Capital XIII, Series M
1.26%	09/30/34	[2]	1,070,000	880,075
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	510,000	580,125
8.95%	05/18/17	[2]	410,000	471,008
9.57%	06/06/17	[2]	319,000	374,442
Morgan Stanley
0.78%	10/15/15	[2]	187,000	184,013
Morgan Stanley (MTN)
0.75%	10/18/16	[2]	1,185,000	1,152,785
6.25%	08/28/17		800,000	934,284
NCUA Guaranteed Notes, Series A1
0.22%	06/12/13	[2]	2,225,000	2,225,022
Prudential Holdings LLC (AGM)
1.16%	12/18/17	[2,3]	500,000	482,208
Reckson Operating Partnership LP
5.00%	08/15/18		700,000	766,181
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	750,000	806,250

				23,895,376

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 0.71%
HCA, Inc. (WI)
7.88%	02/15/20		$1,240,000	$1,373,300
WellPoint, Inc.
6.00%	02/15/14		800,000	837,416

				2,210,716

Industrials — 0.62%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	1,000,000	1,030,313
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[3,4]	900,000	916,088

				1,946,401

Insurance — 1.91%
Berkshire Hathaway, Inc.
3.00%	05/15/22		475,000	485,126
Farmers Insurance Exchange
6.00%	08/01/14	[3]	1,615,000	1,694,833
Metropolitan Life Global Funding I
3.88%	04/11/22	[3]	1,000,000	1,082,358
5.12%	06/10/14	[3]	800,000	843,490
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	502,000	504,196
6.60%	04/15/34	[3]	440,000	458,128
Pricoa Global Funding I
5.45%	06/11/14	[3]	850,000	899,585

				5,967,716

Real Estate Investment Trust (REIT) — 2.71%
Duke Realty LP
6.25%	05/15/13		790,000	795,076
HCP, Inc.
2.62%	02/01/20		275,000	277,250
3.75%	02/01/19		525,000	567,634
7.07%	06/08/15		200,000	224,795
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	579,499
Health Care REIT, Inc.
4.70%	09/15/17		1,000,000	1,122,108
6.12%	04/15/20		475,000	562,403
Simon Property Group LP
4.20%	02/01/15		400,000	421,982
UDR, Inc. (MTN)
5.25%	01/15/15		1,000,000	1,069,002
Ventas Realty LP/Ventas Capital Corp.
4.00%	04/30/19		1,200,000	1,309,001
WEA Finance LLC
7.12%	04/15/18	[3]	775,000	957,161

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	$570,000	$612,608

				8,498,519

Transportation — 1.24%
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		61,368	67,103
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20		338,751	374,109
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22		333,683	379,564
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.66%	08/15/16	[2]	12,514	12,014
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.74%	11/15/16	[2]	1,161,000	1,057,961
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		188,242	212,958
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		296,988	345,308
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		800,000	901,500
US Airways Pass-Through Trust, Series 2012, Class 2A
4.62%	06/03/25		500,000	524,687

				3,875,204

Total Corporates
(Cost $69,759,448)				75,397,423

MORTGAGE-BACKED — 43.86%**
Commercial Mortgage-Backed — 4.61%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	950,000	1,020,387
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.15%	10/12/42	[2]	1,140,000	1,250,991
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	1,100,000	1,229,395
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	516,997	593,247
GE Business Loan Trust, Series 2003-2A, Class A
0.57%	11/15/31	[2,3]	949,208	912,780

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Business Loan Trust, Series 2005-2A, Class B
0.70%	11/15/33	[2,3]	$449,140	$378,451
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	1,078,263	1,109,173
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	1,715,000	1,872,516
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	1,167,353	1,283,256
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		285,000	305,654
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		1,040,000	1,125,532
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	08/15/49		165,000	185,689
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	654,217	632,955
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	940,000	1,020,109
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,529,198

				14,449,333

Non-Agency Mortgage-Backed — 15.35%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.40%	08/25/35	[2]	450,690	439,753
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		5,353	5,663
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.37%	07/20/36	[2]	675,478	668,503
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		7,360	8,035
Bear Stearns Asset Backed Securities Trust, Series 2005-HE12, Class 1A3
0.59%	12/25/35	[2]	800,000	778,989
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.48%	01/25/35	[2,3]	284,761	242,471

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.38%	05/25/36	[2,3]	$255,751	$206,624
Centex Home Equity, Series 2005-D, Class M1
0.63%	10/25/35	[2]	1,710,000	1,662,787
Chase Funding Mortgage Loan Asset Backed Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		7,692	7,654
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.05%	02/25/34	[2]	28,760	28,698
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.38%	03/25/37	[2]	1,526,500	1,427,756
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[2]	39,076	38,352
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		592,480	637,739
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	47,345	47,589
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		131,792	136,626
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	267,279	223,111
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	996,629	1,081,718
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	348,893	385,591
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		1,034,394	1,121,154
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	696,011
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.28%	08/25/35	[2]	28,099	16,270
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.92%	08/25/34	[2]	307,730	311,195
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,580,217	1,541,587

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF4 (STEP)
4.19%	12/25/36		$1,227,817	$966,649
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB6,
Class A23
0.35%	07/25/36	[2]	1,368,975	1,054,227
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
0.26%	04/25/37	[2]	243,814	131,849
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	1,618,982	1,623,337
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	1,080,915	1,080,335
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1
2.31%	09/25/34	[2]	796,640	790,035
Green Tree Financial Corp., Series 1998-4,
Class A5
6.18%	04/01/30		525,678	546,958
Green Tree Home Improvement Loan Trust,
Series 1997-E, Class HEB1
7.53%	01/15/29		67,697	67,426
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	769,003	830,418
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,115,757	1,220,131
Greenpoint Manufactured Housing, Series
1999-5, Class A5
7.82%	12/15/29	[2]	758,663	799,554
Home Equity Loan Trust, Series 2006-2,
Class A1
0.35%	03/20/36	[2]	1,433,188	1,421,175
Home Equity Loan Trust, Series 2006-4,
Class A3V
0.35%	03/20/36	[2]	733,622	718,509
Home Equity Loan Trust, Series 2007-2,
Class A2F (STEP)
5.69%	07/20/36		210,088	210,010
Indymac Index Mortgage Loan Trust, Series
2004-AR6, Class 6A1
2.88%	10/25/34	[2]	106,594	104,349
Indymac Index Mortgage Loan Trust, Series
2004-AR8, Class 2A2A
1.00%	11/25/34	[2]	44,061	36,547
Indymac Index Mortgage Loan Trust, Series
2007-AR11, Class 1A1
2.67%	06/25/37	[2]	1,808,347	1,181,957
Indymac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28		423,636	422,674

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28		$112,775	$112,524
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		254,043	247,350
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
5.17%	05/25/37	[2]	756,555	649,651
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40		378,068	407,810
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A5
5.87%	04/15/40		217,236	235,478
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	684,610	759,152
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.97%	01/25/34	[2]	434,376	435,999
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.87%	01/25/34	[2]	748	722
MASTR Asset Securitization Trust, Series
2002-8, Class 1A1
5.50%	12/25/17		2,697	2,780
MASTR Seasoned Securities Trust, Series
2004-1, Class 4A1
2.85%	10/25/32	[2]	2,792	2,869
MASTR Seasoned Securities Trust, Series
2005-1, Class 4A1
2.46%	10/25/32	[2]	6,260	6,344
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.38%	06/25/37	[2]	811,700	462,388
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
0.45%	06/25/37	[2]	1,500,000	867,679
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		1,174,936	1,258,137
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		593,225	644,291
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		871,169	936,197
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		622,263	663,174
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		917,962	960,807
Morgan Stanley ABS Capital I, Series
2004-NC7, Class M2
1.13%	07/25/34	[2]	2,000,000	1,921,442

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley ABS Capital I, Series
2005-HE3, Class M3
0.73%	07/25/35	[2]	$1,903,000	$1,771,518
Oakwood Mortgage Investors, Inc., Series
1998-B, Class A4
6.35%	03/15/17		8,354	8,474
Origen Manufactured Housing, Series
2004-A, Class M2
6.64%	01/15/35	[2]	528,260	585,993
Park Place Securities, Inc., Series
2004-WWF1, Class M2
0.88%	12/25/34	[2]	1,298,642	1,290,327
Residential Asset Mortgage Products, Inc.,
Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	1,619
Residential Asset Mortgage Products, Inc.,
Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	12,998
Residential Asset Mortgage Products, Inc.,
Series 2003-SL1, Class A41
8.00%	04/25/31		45,902	49,245
Residential Asset Securities Corp., Series
2005-EMX4 Class A3
0.54%	11/25/35	[2]	1,137,673	1,133,020
Residential Asset Securitization Trust, Series
2004-IP2, Class 2A1
2.75%	12/25/34	[2]	83,874	84,176
Residential Funding Mortgage Securities II,
Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		350,213	356,053
Residential Funding Mortgage Securities II,
Inc., Series 2003-HS2, Class AI4 (STEP)
3.87%	07/25/33		10,811	10,307
SG Mortgage Securities Trust, Series
2006-FRE1, Class A1B
0.47%	02/25/36	[2]	65,936	41,222
SLM Student Loan Trust, Series 2012-7,
Class A3
0.85%	05/26/26	[2]	800,000	805,549
Soundview Home Equity Loan Trust, Series
2006-WF2, Class A2C
0.34%	12/25/36	[2]	1,264,973	1,237,307
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR8, Class A2
1.65%	02/25/36	[2]	1,180,027	899,895
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 22A1
2.15%	05/25/36	[2]	3,722,291	2,108,912
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30	[2]	3,657	1,721

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
UCFC Home Equity Loan, Series 1998-D,
Class MF1
6.90%	04/15/30		$118,429	$119,410
Vanderbilt Mortgage Finance, Series 2000-C,
Class ARM
0.55%	10/07/30	[2]	640,943	517,291
Vanderbilt Mortgage Finance, Series 2001-A,
Class M1
7.74%	04/07/31	[2]	556,859	569,351
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.49%	01/25/33	[2]	17,789	18,216
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA2,
Class 2A
0.88%	01/25/47	[2]	1,701,046	953,126
Wells Fargo Home Equity Trust, Series
2006-1, Class A3
0.35%	05/25/36	[2]	23,429	23,418

				48,093,958

U.S. Agency Mortgage-Backed — 23.90%
Fannie Mae (TBA)
2.50%	04/25/28		7,805,000	8,098,907
3.00%	04/25/43		6,240,000	6,437,925
Fannie Mae Pool (TBA)
6.00%	06/25/41		2,075,000	2,271,152
Fannie Mae Pool 253974
7.00%	08/01/31		14,441	15,900
Fannie Mae Pool 254232
6.50%	03/01/22		20,382	22,671
Fannie Mae Pool 527247
7.00%	09/01/26		87	100
Fannie Mae Pool 545191
7.00%	09/01/31		7,319	8,070
Fannie Mae Pool 545646
7.00%	09/01/26		67	78
Fannie Mae Pool 549740
6.50%	10/01/27		21,197	23,529
Fannie Mae Pool 555177
2.28%	01/01/33	[2]	25,026	26,388
Fannie Mae Pool 555284
7.50%	10/01/17		418	454
Fannie Mae Pool 606108
7.00%	03/01/31		1,013	1,061
Fannie Mae Pool 630599
7.00%	05/01/32		13,699	16,322
Fannie Mae Pool 655928
7.00%	08/01/32		8,304	10,012
Fannie Mae Pool 735207
7.00%	04/01/34		5,653	6,253

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735646
4.50%	07/01/20		$10,110	$10,899
Fannie Mae Pool 735686
6.50%	12/01/22		98,778	109,871
Fannie Mae Pool 735861
6.50%	09/01/33		204,084	240,204
Fannie Mae Pool 764388
5.01%	03/01/34	[2]	74,278	79,557
Fannie Mae Pool 770869
2.72%	04/01/34	[2]	292,485	313,508
Fannie Mae Pool 776708
5.00%	05/01/34		403,001	451,521
Fannie Mae Pool 817611
5.26%	11/01/35	[2]	59,970	64,616
Fannie Mae Pool 844773
5.23%	12/01/35	[2]	5,466	5,899
Fannie Mae Pool 889125
5.00%	12/01/21		502,387	542,868
Fannie Mae Pool 889184
5.50%	09/01/36		503,527	554,488
Fannie Mae Pool 890221
5.50%	12/01/33		771,663	849,396
Fannie Mae Pool 895606
5.80%	06/01/36	[2]	178,670	192,218
Fannie Mae Pool 918445
5.76%	05/01/37	[2]	18,868	20,261
Fannie Mae Pool 939419
5.70%	05/01/37	[2]	335,075	360,971
Fannie Mae Pool AB3685
4.00%	10/01/41		2,598,033	2,836,403
Fannie Mae Pool AD0791
4.76%	02/01/20		973,893	1,138,508
Fannie Mae Pool AE0134
4.40%	02/01/20		1,350,000	1,561,169
Fannie Mae Pool AE0600
3.98%	11/01/20		1,024,541	1,155,693
Fannie Mae Pool AE0605
4.67%	07/01/20		980,184	1,143,388
Fannie Mae Pool AH3428
3.50%	01/01/26		2,578,109	2,792,088
Fannie Mae Pool AJ0764
4.50%	09/01/41		1,042,339	1,125,477
Fannie Mae Pool AL0209
4.50%	05/01/41		1,005,866	1,126,999
Fannie Mae Pool AL2602
2.65%	10/01/22		1,486,384	1,553,556
Fannie Mae Pool FN0005
3.38%	11/01/20		1,432,578	1,563,743

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0007
3.46%	11/01/20		$1,390,000	$1,524,059
Fannie Mae Pool MA1278
2.50%	12/01/22		2,877,039	3,010,327
Fannie Mae Whole Loan, Series 2003-W6,
Class 5T (IO)
0.55%	09/25/42	[2]	26,398,335	440,741
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		2,567	2,806
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		284	306
Fannie Mae, Series 1993-225, Class SG
26.60%	12/25/13	[2]	13,540	14,581
Fannie Mae, Series 1993-80, Class S
10.61%	05/25/23	[2]	14,542	16,579
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		329,724	378,302
Fannie Mae, Series 2007-64, Class FA
0.67%	07/25/37	[2]	561,404	563,309
Fannie Mae, Series 2008-50, Class SA (IO)
5.85%	11/25/36	[2]	5,229,770	873,032
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	2,087,529	2,186,303
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	1,632,990	1,680,474
Freddie Mac Gold Pool A25162
5.50%	05/01/34		615,744	674,914
Freddie Mac Gold Pool A33262
5.50%	02/01/35		101,245	113,973
Freddie Mac Gold Pool A68781
5.50%	10/01/37		25,539	27,754
Freddie Mac Gold Pool A94843
4.00%	11/01/40		2,052,510	2,252,461
Freddie Mac Gold Pool C03813
3.50%	04/01/42		2,022,025	2,140,661
Freddie Mac Gold Pool C90504
6.50%	12/01/21		2,564	2,858
Freddie Mac Gold Pool E01279
5.50%	01/01/18		3,011	3,236
Freddie Mac Gold Pool E90474
6.00%	07/01/17		5,963	6,436
Freddie Mac Gold Pool G01548
7.50%	07/01/32		684,988	839,586
Freddie Mac Gold Pool G01601
4.00%	09/01/33		13,113	14,007
Freddie Mac Gold Pool G01611
4.00%	09/01/33		5,698	6,087
Freddie Mac Gold Pool G01644
5.50%	02/01/34		410,008	447,709

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G02366
6.50%	10/01/36		$362,719	$404,885
Freddie Mac Gold Pool G06499
4.00%	03/01/41		1,500,644	1,643,143
Freddie Mac Gold Pool G11707
6.00%	03/01/20		5,633	6,080
Freddie Mac Gold Pool G12393
5.50%	10/01/21		420,607	454,519
Freddie Mac Gold Pool G12909
6.00%	11/01/22		499,525	558,494
Freddie Mac Gold Pool G13032
6.00%	09/01/22		348,010	388,918
Freddie Mac Gold Pool J06246
5.50%	10/01/21		208,346	225,402
Freddie Mac Gold Pool J13884
3.50%	12/01/25		1,967,400	2,106,022
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		1,351,233	1,436,002
Freddie Mac Non Gold Pool 1B3413
5.88%	05/01/37	[2]	409,792	443,092
Freddie Mac Non Gold Pool 1J0045
2.52%	01/01/36	[2]	8,557	9,109
Freddie Mac REMICS, Series 3460,
Class SA (IO)
6.00%	06/15/38	[2]	5,722,981	1,014,619
Freddie Mac REMICS, Series 4030,
Class HS (IO)
6.41%	04/15/42	[2]	5,044,810	764,607
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	18,162
Freddie Mac, Series 1688, Class W
7.25%	03/15/14		679	693
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		125,634	140,927
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		24,089	24,496
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		1,555,000	1,572,112
Ginnie Mae I Pool 782810
4.50%	11/15/39		2,273,335	2,564,250
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		2,430,000	2,538,970
Ginnie Mae II Pool 80968
1.75%	07/20/34	[2]	59,726	62,595
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		522	–
Ginnie Mae, Series 2004-8, Class SE
13.89%	11/26/23	[2]	101,860	137,070

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.57%	11/06/17	[2]	$1,343,283	$1,347,428
NCUA Guaranteed Notes, Series 2010-R2,
Class 2A
0.67%	11/05/20	[2]	966,642	975,515
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.73%	03/09/21	[2]	1,019,029	1,026,003
NCUA Guaranteed Notes, Series 2011-R2,
Class 1A
0.60%	02/06/20	[2]	1,054,956	1,058,912

				74,874,649

Total Mortgage-Backed
(Cost $128,469,010)				137,417,940

MUNICIPAL BONDS — 1.76%*
California — 0.69%
State of California, Build America Bonds
5.70%	11/01/21		700,000	849,660
State of California, Taxable, Various Purpose
6.20%	10/01/19		866,000	1,062,218
State of California, Taxable, Various Purpose,
Series 3
5.95%	04/01/16		225,000	258,424

				2,170,302

Illinois — 0.75%
State of Illinois, Build America Bonds
6.20%	07/01/21		600,000	676,494
State of Illinois, Taxable Bonds
4.95%	06/01/23		210,000	219,956
5.67%	03/01/18		525,000	600,290
State of Illinois, Taxable-Pension
4.35%	06/01/18		800,000	850,120

				2,346,860

Texas — 0.32%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32		800,000	1,009,472

Total Municipal Bonds
(Cost $5,126,683)				5,526,634

U.S. AGENCY SECURITIES — 2.61%
U.S. Agency Securities — 2.61%
Fannie Mae
0.63%	02/22/16		1,525,000	1,525,978
0.65%	03/28/16		1,610,000	1,611,917
Federal Farm Credit Bank
0.20%	09/19/14	[2]	1,960,000	1,960,088

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
U.S. Agency Securities (continued)
Freddie Mac
0.50%	09/14/15		$3,065,000	$3,066,778

Total U.S. Agency Securities
(Cost $8,160,000)				8,164,761

U.S. TREASURY SECURITIES — 18.38%
U.S. Treasury Bonds — 0.49%
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[6]	2,285,000	1,545,739

U.S. Treasury Notes — 17.89%
U.S. Treasury Notes
0.25%	05/15/15		8,340,000	8,337,398
0.25%	08/15/15		3,095,000	3,091,859
0.75%	08/15/13		1,290,000	1,293,225
0.75%	06/30/17		5,115,000	5,145,373
0.75%	10/31/17		2,690,000	2,697,802
0.75%	12/31/17		7,680,000	7,690,425
1.13%	06/15/13		2,905,000	2,911,583
1.63%	11/15/22		775,000	761,970
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	04/15/17	[7]	6,380,000	6,979,725
0.50%	04/15/15	[7]	3,790,000	4,232,036
1.25%	04/15/14	[7]	5,445,000	6,123,232
1.63%	01/15/15	[7]	1,130,000	1,454,102
1.88%	07/15/13	[7]	2,350,000	3,005,554
2.00%	01/15/14	[7]	960,000	1,236,689
2.00%	07/15/14	[7]	825,000	1,067,143

Total U.S. Treasury Securities
(Cost $57,478,380)				57,573,855

Total Bonds – 99.13%
(Cost $294,585,978)				310,563,767

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.94%
Commercial Paper — 1.41%
RBS Holdings USA, Inc.
0.35%[8]	08/20/13		1,535,000	1,532,879
UBS Finance Delaware, LLC
0.23%[8]	06/21/13		2,885,000	2,883,387

				4,416,266

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Foreign Government Obligations — 1.51%
Mexico Cetes Discount Treasury Bills
(Mexico)
0.00%[8]	04/04/13	[4,6]	$381,600,000	$3,087,137
0.00%[8]	06/13/13	[4,6]	206,200,000	1,655,450

				4,742,587

Money Market Funds — 2.05%
BlackRock Liquidity Funds
TempFund Portfolio
0.10%[9]			3,208,000	3,208,000
DWS Money Market Series
Institutional Funds
0.10%[9]			3,208,000	3,208,000

				6,416,000

U.S. Agency Discount Notes — 3.97%
Fannie Mae
0.14%[8]	05/10/13		2,500,000	2,499,838
Federal Home Loan Bank
0.09%[8]	07/05/13		6,715,000	6,714,114
Freddie Mac
0.13%[8]	05/20/13		3,220,000	3,219,782

				12,433,734

Total Short-Term Investments
(Cost $27,901,191)				28,008,587

Total Investments – 108.07%
(Cost $322,487,169)[1]				338,572,354

Liabilities in Excess of Other
Assets – (8.07)%				(25,277,598)

Net Assets – 100.00%				$313,294,756

Currency Purchased		Currency Sold		Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.85 Counterparty:
Citigroup, Inc.
USD	786,084	$MXP	10,100,000	$ (31,089)
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.87 Counterparty:
JPMorgan Chase & Co.
USD	2,180,027	MXP	28,060,000	(90,257)
Forward currency contract to sell Mexican Peso on 06/13/13 at 12.58 Counterparty:
Barclays, Inc.
USD	3,777,456	MXP	47,535,500	(43,020)

Net unrealized (depreciation)				$(164,366)

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	$ –	$725	$20,506	$20,506
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	720	13,555	13,555

	$ –	$ 1,445	$34,061	$34,061

Expiration Date	Premiums (Received)	Notional Amount (000’s) [a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $ 13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$10,591	$(3,094)

	$(13,685)	$1,190	$10,591	$(3,094)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $322,513,640 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$17,434,754
Gross unrealized depreciation	(1,376,040)

Net unrealized appreciation	$16,058,714

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $45,072,338, representing 14.39% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
10/22/07	HCA, Inc., Term Loan EXT B3, 3.45%, 05/01/18	$455,133	$459,741	0.15%

[6]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2013.

[7]	Inflation protected security. Principal amount reflects original security face amount.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2013.

†	Fair valued security. The aggregate value of fair valued securities is $612,190, which is 0.20% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(MXP): Mexican Peso

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 48

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 107.54%
ASSET-BACKED SECURITIES — 6.47%**
Academic Loan Funding Trust, Series
2012-1A, Class A2
1.30%	12/27/44	[2,3]	$14,950,000	$13,895,381
Aircastle Aircraft Lease Backed Trust, Series
2007-1A, Class G1
0.51%	06/14/37	[2,3]	45,148,723	42,159,878
AMURF, Series 2012, Class B
11.00%	12/17/17	4,†	15,996,356	15,996,358
Arizona Educational Loan Marketing Corp.,
Series 2004-A, Class B2
0.30%	12/01/38		9,450,000	9,058,439
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.90%	04/17/23	[2,3,5]	11,270,000	11,335,569
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15	†	2,255,000	2,058,352
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16	†	2,669,000	2,316,144
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E2
7.00%	03/20/17	†	5,240,000	4,219,745
Axis Equipment Funding LLC, Series
2012-MI, Class A
16.00%	06/17/17	†	10,620,995	10,677,230
Babcock & Brown Air Funding I Ltd., Series
2007-1A, Class G1 (Bermuda)
0.50%	11/14/33	[2,3,5]	46,964,507	41,798,411
Bayview Commercial Asset Trust, Series
2004-3, Class A1
0.57%	01/25/35	[2,3]	5,152,903	4,698,950
Bayview Commercial Asset Trust, Series
2005-1A, Class A1
0.50%	04/25/35	[2,3]	5,048,975	4,459,144
Bayview Commercial Asset Trust, Series
2005-2A, Class A1
0.51%	08/25/35	[2,3]	31,695,104	25,388,888
Bayview Commercial Asset Trust, Series
2006-4A, Class A1
0.43%	12/25/36	[2,3]	272,479	220,518
Bayview Commercial Asset Trust, Series
2007-1, Class A1
0.42%	03/25/37	[2,3]	11,400,841	9,046,406
Bayview Commercial Asset Trust, Series
2007-2A, Class A1
0.47%	07/25/37	[2,3]	17,589,722	12,376,989
Bayview Commercial Asset Trust, Series
2007-3, Class A1
0.44%	07/25/37	[2,3]	2,826,324	2,141,268
Beacon Container Finance LLC, Series
2012-1A, Class A
3.72%	09/20/27	[3]	16,416,734	16,910,106

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
BlueMountain CLO Ltd., Series, 2012-2A,
Class A1 (Cayman Islands)
1.73%	11/20/24	[2,3,5]	$50,000,000	$50,189,900
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.49%	02/25/35	[2]	12,690,000	12,982,156
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
1.34%	11/25/33	[2]	13,500,000	13,425,543
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A2
1.15%	07/25/29	[2]	700,000	711,046
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.30%	10/27/36	[2]	24,400,000	24,503,217
Brazos Higher Education Authority, Series
2005-1, Class 1A4
0.42%	03/26/29	[2]	10,000,000	9,698,100
CapitalSource Commercial Loan Trust, Series
2006-2X, Class D
1.72%	09/20/22	[2]	4,370,198	4,343,977
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.68%	12/05/24	[2,3,5]	55,000,000	55,255,915
CIT Education Loan Trust, Series 2007-1,
Class A
0.37%	03/25/42	[2,3]	21,223,555	19,652,677
CIT Education Loan Trust, Series 2007-1,
Class B
0.58%	06/25/42	[2,3]	28,650,000	23,327,397
College Loan Corp. Trust, Series 2005-2,
Class B
0.79%	01/15/37	[2]	6,490,028	5,074,910
Cronos Containers Program Ltd., Series
2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,5]	21,495,833	21,466,649
Cronos Containers Program Ltd., Series
2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,5]	4,061,250	4,224,381
Doral CLO 1 Ltd., Series 2012-2A, Class B
(Cayman Islands)
2.79%	05/26/23	[2,3,5]	11,500,000	10,915,535
Dryden XXV Senior Loan Fund, Series
2012-25A, Class A (Cayman Islands)
1.69%	01/15/25	[2,3,5]	24,100,000	24,217,030
Educational Funding of the South, Inc., Series
2012-1, Class A
1.25%	03/25/36	[2]	37,334,019	37,784,634
GCO Education Loan Funding Trust, Series
2006-1, Class A11L
0.52%	05/25/36	[2]	25,000,000	22,950,373
GE Business Loan Trust, Series 2004-1,
Class A
0.49%	05/15/32	[2,3]	27,946,909	27,020,455

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-2A,
Class A
0.42%	12/15/32	[2,3]	$13,291,481	$12,684,492
GE Business Loan Trust, Series 2005-1A,
Class A3
0.45%	06/15/33	[2,3]	13,755,155	13,059,151
GE Business Loan Trust, Series 2005-2A,
Class A
0.44%	11/15/33	[2,3]	31,301,590	29,595,137
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.50%	04/17/19	[2,3,5]	4,647,500	4,596,279
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.45%	11/17/20	[2,3,5]	35,558,667	34,659,978
Genesis Funding Ltd., Series 2006-1A,
Class G1 (Bermuda)
0.44%	12/19/32	[2,3,5]	47,963,525	43,426,176
Goal Capital Funding Trust, Series 2005-2,
Class B
0.82%	11/25/44	[2]	17,756,128	15,063,509
Goal Capital Funding Trust, Series 2006-1,
Class B
0.74%	08/25/42	[2]	5,150,478	4,055,229
Great Lakes CLO, Ltd., Series 2012-1A,
Class B (Cayman Islands)
3.32%	01/15/23	[2,3,5]	5,000,000	5,011,505
GSC Partners Gemini Fund Ltd., Series 1A,
Class A (Cayman Islands)
0.96%	10/10/14	[2,3,5]	442,545	442,545
Halcyon Loan Advisors Funding Ltd., Series
2012-2A, Class C (Cayman Islands)
3.13%	12/20/24	[2,3,5]	8,650,000	8,532,637
KKR Financial CLO Ltd., Series 2007-1A,
Class D (Cayman Islands)
2.54%	05/15/21	[2,3,5]	10,250,000	9,687,685
National Collegiate Master Student Loan
Trust I, Series 2002-2, Class AR10
3.70%	11/01/42	[2,3]	37,075,000	36,889,625
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.35%	10/25/27	[2]	42,665,000	40,241,201
National Collegiate Student Loan Trust,
Series 2006-3, Class A4
0.47%	03/26/29	[2]	6,850,000	5,068,042
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.44%	07/25/30	[2]	15,000,000	11,493,870
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.70%	12/26/25	[2]	20,675,000	20,662,182
Nelnet Education Loan Funding, Inc., Series
2004-1A, Class B1
1.07%	02/25/36	[2,3]	10,125,000	6,847,031

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Newstar Trust, Series 2012-2A, Class C
4.56%	01/20/23	[2,3]	$5,000,000	$5,128,455
North Carolina State Education Authority,
Series 2011-1, Class A3
1.20%	10/25/41	[2]	24,000,000	24,448,320
Northstar Education Finance, Inc.
1.05%	01/29/46	[2]	42,775,000	39,776,601
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.71%	11/20/23	[2,3,5]	11,950,000	12,007,754
Octagon Investment Partners XI Ltd., Series
2007-1X, Class A1B
0.57%	08/25/21	[4]	10,000,000	9,665,350
OFSI Fund Ltd., Series 2006-1, Class D
(Cayman Islands)
2.03%	09/20/19	[2,3,5]	6,100,000	4,818,829
Pam Capital Funding LP, Series 1998-1A,
Class B2 (Cayman Islands)
1.65%	05/01/13	2,3,5,6,†	715,685	203,970
Panhandle-Plains Higher Education Authority,
Inc., Series 2011-1, Class A3
1.26%	10/01/37	[2]	16,950,000	16,921,743
Panthera Aviation, Series 2013-1
10.00%	01/25/22	4,†	19,225,000	19,224,997
Panthera Aviation, Series 2013-2
10.00%	03/20/24	4,†	34,625,000	34,625,034
Panthera Equipment Finance Axis, Series 2013-1
8.00%	02/25/22	†	2,775,000	2,775,000
PMC Aviation LLC, Series 2012-1I, Class A
18.00%	04/15/15	†	6,988,166	7,092,987
Race Point CLO Ltd., Series 2012-7A,
Class A (Cayman Islands)
1.71%	11/08/24	[2,3,5]	59,075,000	59,338,829
Red River CLO Ltd., Series 1A, Class A
(Cayman Islands)
0.57%	07/27/18	[2,3,5]	16,487,619	15,898,038
Salus CLO Ltd., Series 2012-1A, Class B
(Cayman Islands)
4.81%	03/05/21	2,3,5,†	4,000,000	4,016,799
Scholar Funding Trust, Series 2012-B,
Class A2
1.30%	03/28/46	[2,3]	38,800,000	37,397,597
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.88%	12/15/32	[2]	17,375,000	17,930,392
SLM Private Credit Student Loan Trust,
Series 2004-A, Class A3
0.68%	06/15/33	[2]	40,400,000	36,201,087
SLM Private Credit Student Loan Trust,
Series 2004-B, Class A3
0.61%	03/15/24	[2]	24,340,000	21,935,208

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 50

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2003-11,
Class A6
0.57%	12/15/25	[2,3]	$14,580,000	$14,408,802
SLM Student Loan Trust, Series 2006-9,
Class A5
0.40%	01/26/26	[2]	8,350,000	8,115,258
SLM Student Loan Trust, Series 2007-1,
Class A5
0.39%	01/26/26	[2]	9,550,000	9,140,190
SLM Student Loan Trust, Series 2007-3,
Class A4
0.36%	01/25/22	[2]	7,285,000	7,043,720
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.60%	10/20/23	[2,3,5]	11,500,000	11,529,843
South Carolina Student Loan Corp., Series A2
0.41%	12/01/22	[2]	29,000,000	28,088,240
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	25,050,000	18,876,478
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.55%	04/16/22	[2,3,5]	1,090,000	1,091,756
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.39%	04/20/21	[2,3]	34,451,625	33,878,471
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	8,614,667	8,865,651
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	11,750,000	12,143,989
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	24,990,000	25,147,150
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	9,372,917	9,659,915
Textainer Marine Containers Ltd., Series
2005-1A, Class A (Bermuda)
0.45%	05/15/20	[2,3,5]	2,762,500	2,738,523
Textainer Marine Containers Ltd., Series
2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,5]	20,097,000	20,386,558
Textainer Marine Containers Ltd., Series
2012-1A, Class A (Bermuda)
4.21%	04/15/27	[3,5]	13,625,000	14,023,347
Trinity Rail Leasing LP, Series 2006-1A,
Class A1
5.90%	05/14/36	[3]	6,820,096	7,827,103
Trip Rail Master Funding LLC, Series
2011-1A, Class A1A
10.00%	07/06/14	3,6,†	29,021,429	29,021,539
Triton Container Finance LLC, Series
2006-1A, Class NOTE
0.37%	11/26/21	[2,3]	25,329,700	24,874,550

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC, Series
2007-1A, Class NOTE
0.34%	02/26/19	[2,3]	$10,370,844	$10,284,232
Triton Container Finance LLC, Series
2012-1A, Class A
4.21%	05/14/27	[3]	4,239,583	4,375,205
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20	[3]	17,885,883	18,336,115
Venture X CDO Ltd., Series 2012-10A, Class
C (Cayman Islands)
3.55%	07/20/22	[2,3,5]	10,000,000	10,030,850
Vermont Student Assistance Corp., Student
Loan Asset Backed Notes, Series 2012-1,
Class A
0.90%	07/28/34		12,115,903	12,122,837

Total Asset-Backed Securities
(Cost $1,579,976,763)				1,609,935,257

BANK LOANS — 0.88%*
Automotive — 0.16%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[2,4]	38,547,279	39,320,923

Communications — 0.07%
Intelsat Jackson Holdings, Term Loan,
1st Lien, Series B-1
4.50%	04/02/18	[4]	15,760,500	16,014,638

Electric — 0.28%
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.73%	10/10/17	[2,4]	72,033,320	51,243,423
Topaz Power Holdings LLC, Term Loan, 1st
Lien
0.00%	02/26/20	[2,4]	18,927,562	19,258,795

				70,502,218

Energy — 0.06%
El Dorado, Secured Term Loan, 1st Lien
0.00%	04/03/17	[2,4,6]	15,347,377	15,347,377

Gaming — 0.14%
Caesars Entertainment Operating Co., Inc.,
Term Loan B6, 1st Lien
5.45%	01/28/18	[2,4]	37,707,690	35,036,854

Health Care — 0.09%
HCA, Inc., Term Loan EXT B3
3.45%	05/01/18	[2,4]	20,950,678	21,162,804

Services — 0.08%
AABS Ltd., Series 2013-1, Class A (STEP)
4.88%	01/15/38	3,†	20,162,760	20,414,887

Total Bank Loans
(Cost $210,710,463)				217,799,701

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 16.70%*
Banking — 3.67%
Abbey National Treasury Services
PLC/London (United Kingdom)
2.88%	04/25/14	[5]	$740,000	$751,649
3.88%	11/10/14	[3,5]	23,210,000	24,071,602
Abbey National Treasury Services
PLC/Stamford CT (YCD) (United Kingdom)
1.60%	04/25/13	[2,5]	13,950,000	13,949,848
Ally Financial, Inc.
2.49%	12/01/14	[2]	9,009,000	9,028,189
Bank of America Corp.
5.62%	07/01/20		36,593,000	42,767,666
5.75%	12/01/17		1,145,000	1,325,750
6.00%	09/01/17		300,000	348,627
Bank of America N.A. (BKNT)
0.56%	06/15/16	[2]	16,945,000	16,504,452
0.58%	06/15/17	[2]	33,420,000	31,955,201
5.30%	03/15/17		30,625,000	34,345,570
6.00%	06/15/16		1,345,000	1,515,421
6.10%	06/15/17		73,616,000	85,142,860
Bank One Corp. (STEP)
8.53%	03/01/19		1,700,000	2,189,195
Barclays Bank PLC (United Kingdom)
5.20%	07/10/14	[5]	12,079,000	12,737,547
Capital One Financial Corp.
7.38%	05/23/14		3,710,000	3,983,687
Chase Capital III, Series C
0.84%	03/01/27	[2]	4,500,000	3,701,250
Chase Capital VI
0.92%	08/01/28	[2]	17,175,000	14,319,656
Commonwealth Bank of Australia (Australia)
1.01%	03/17/14	[2,3,5]	14,785,000	14,800,528
2.12%	03/17/14	[3,5]	28,275,000	28,690,645
Commonwealth Bank of Australia/New York
(Australia)
1.95%	03/16/15	[5]	16,600,000	17,001,726
Credit Suisse USA, Inc.
5.12%	08/15/15		15,000	16,473
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[5]	14,868,000	14,955,037
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[5]	11,790,000	12,406,888
6.00%	02/15/18	[5]	36,806,000	42,709,756
Deutsche Bank AG/London, Series G (MTN)
(Germany)
4.88%	05/20/13	[5]	14,320,000	14,401,581
Discover Bank/Greenwood DE (BKNT)
8.70%	11/18/19		3,676,000	4,917,018
First Chicago NBD Institutional Capital I
0.85%	02/01/27	[2]	5,355,000	4,491,506

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,5]	$5,823,000	$5,233,421
HBOS PLC (United Kingdom)
6.00%	11/01/33	[3,5]	3,000,000	2,880,000
HBOS PLC, Series G (MTN) (United
Kingdom)
6.75%	05/21/18	[3,5]	33,673,000	37,594,894
HSBC Bank PLC (United Kingdom)
1.10%	01/17/14	[2,3,5]	29,100,000	29,088,521
3.10%	05/24/16	[3,5]	28,270,000	30,075,418
HSBC Holdings PLC (United Kingdom)
5.10%	04/05/21	[5]	23,395,000	27,055,850
JPMorgan Chase & Co.
4.25%	10/15/20		9,525,000	10,446,675
4.62%	05/10/21		51,300,000	57,587,500
6.30%	04/23/19		170,000	207,281
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	2,500,000	2,448,000
JPMorgan Chase Bank N.A.
0.61%	06/13/16	[2]	14,944,000	14,697,690
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,708,410
6.00%	07/05/17		1,678,000	1,966,921
6.00%	10/01/17		47,807,000	56,370,716
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,352,368
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[3,5]	20,425,000	20,626,288
National Australia Bank/New York (MTN)
(Australia)
2.75%	03/09/17	[5]	56,825,000	59,943,992
National Capital Trust II
5.49%	12/29/49	[2,3]	2,717,000	2,759,032
Royal Bank of Scotland PLC (United
Kingdom)
2.55%	09/18/15	[5]	13,700,000	14,081,054
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,5]	23,240,000	24,417,687
Wachovia Corp.
0.64%	10/28/15	[2]	13,165,000	13,088,459
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	35,148
Westpac Banking Corp. (Australia)
1.04%	03/31/14	[2,3,5]	32,750,000	32,944,863

				912,639,516

Communications — 0.43%
Cablevision Systems Corp.
5.88%	09/15/22		24,630,000	24,352,913

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 52

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.00%	01/15/19		$17,875,000	$19,349,687
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20		16,029,000	17,992,553
Frontier Communications Corp.
6.62%	03/15/15		1,625,000	1,811,875
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[5]	15,820,000	17,500,875
8.50%	11/01/19	[5]	6,420,000	7,198,425
iPCS, Inc.
2.42%	05/01/13	[2]	6,255,000	6,251,403
Verizon Communications, Inc.
1.95%	03/28/14		9,646,000	9,788,343
Windstream Corp. (WI)
8.12%	09/01/18		1,725,000	1,899,656

				106,145,730

Consumer Discretionary — 0.06%
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
7.88%	08/15/19		2,826,000	3,129,795
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC (WI)
5.75%	10/15/20		11,650,000	11,912,125

				15,041,920

Electric — 1.77%
Calpine Construction Finance Co. LP and
CCFC Finance Corp.
8.00%	06/01/16	[3]	78,472,000	82,689,870
Cedar Brakes I LLC
8.50%	02/15/14	[3]	1,030,889	1,071,960
Cleco Power LLC
6.65%	06/15/18		17,887,000	22,154,337
Coso Geothermal Power Holdings
7.00%	07/15/26	[3]	20,031,795	10,015,897
DPL, Inc.
6.50%	10/15/16		14,080,000	14,872,000
7.25%	10/15/21		23,670,000	25,208,550
Duquesne Light Holdings, Inc.
6.25%	08/15/35		42,000	48,427
Dynegy Escrow Holdings
0.00%	01/01/50	†	54,205,000	1,355,125
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	20,683,075
FirstEnergy Corp.
4.25%	03/15/23		22,318,000	22,596,804

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FirstEnergy Corp., Series C
7.38%	11/15/31		$3,045,000	$3,576,745
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	193,315	169,151
FPL Energy Wind Funding LLC
6.88%	06/27/17	[3]	838,350	725,173
GenOn Americas Generation LLC
8.50%	10/01/21		11,952,000	14,073,480
9.12%	05/01/31		8,569,000	9,618,703
Kansas City Power & Light Co.
6.38%	03/01/18		4,320,000	5,193,063
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17		23,871,573	26,736,161
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		8,836,850	10,118,194
Nevada Power Co.
5.45%	05/15/41		600,000	723,590
NextEra Energy Capital Holdings, Inc.
5.35%	06/15/13		955,000	964,101
Oncor Electric Delivery Co. LLC
5.25%	09/30/40		9,938,000	11,115,138
5.30%	06/01/42		65,865,000	74,897,067
PNM Resources, Inc.
9.25%	05/15/15		15,387,000	17,637,349
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,834,740
Public Service Co. of New Mexico
5.35%	10/01/21		5,320,000	6,079,640
7.95%	05/15/18		41,187,000	51,451,627
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		917,000	966,302

				440,576,269

Energy — 1.21%
Arch Coal, Inc.
7.00%	06/15/19		39,074,000	35,459,655
7.25%	06/15/21		2,000,000	1,805,000
El Paso Pipeline Partners
4.10%	11/15/15		46,175,000	49,787,732
5.00%	10/01/21		2,000,000	2,252,364
Newfield Exploration Co.
5.62%	07/01/24		42,960,000	44,490,450
Panhandle Eastern Pipeline Co. LP
8.12%	06/01/19		2,292,000	2,874,070
Petrobras International Finance Co. - Pifco
(Cayman Islands)
6.88%	01/20/40	[5]	150,000	171,748

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sabine Pass LNG LP
7.50%	11/30/16		$25,450,000	$28,185,875
7.50%	11/30/16	[3]	19,273,000	20,573,928
Southern Union Co.
3.32%	11/01/66	[2]	75,433,000	66,569,623
Tennessee Gas Pipeline Co.
8.00%	02/01/16		25,955,000	30,813,983
Tennessee Gas Pipeline Co. LLC
7.62%	04/01/37		40,000	56,874
8.38%	06/15/32		5,189,000	7,379,640
Williams Cos., Inc.
7.88%	09/01/21		5,881,000	7,526,786
8.75%	03/15/32		2,589,000	3,494,811

				301,442,539

Finance — 5.44%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	16,080,768	17,346,399
Astoria Depositor Corp.
8.14%	05/01/21	[3]	47,522,000	48,234,830
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,900,092
7.25%	02/01/18		20,695,000	25,746,111
Berkshire Hathaway, Inc.
3.75%	08/15/21		50,000	54,493
4.50%	02/11/43		51,800,000	52,392,852
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	15,325,000	15,530,401
Chase Capital II, Series B
0.80%	02/01/27	[2]	31,185,000	26,156,419
CIT Group, Inc.
5.25%	04/01/14	[3]	34,392,000	35,660,205
6.62%	04/01/18	[3]	17,150,000	19,636,750
Citigroup Capital III
7.62%	12/01/36		7,438,000	8,851,220
Citigroup, Inc.
0.58%	11/05/14	[2]	14,309,000	14,256,057
0.84%	08/25/36	[2]	25,599,000	20,330,547
1.99%	05/15/18	[2]	5,678,000	5,901,918
4.59%	12/15/15		4,650,000	5,043,678
5.30%	01/07/16		20,019,000	22,143,049
5.38%	08/09/20		8,425,000	9,878,810
6.00%	08/15/17		43,663,000	51,029,603
6.12%	11/21/17		10,055,000	11,900,977
6.12%	05/15/18		2,850,000	3,399,101
6.38%	08/12/14		3,950,000	4,234,642
8.12%	07/15/39		11,309,000	16,632,203
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,851,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Discover Financial Services
3.85%	11/21/22		$11,834,000	$12,205,067
5.20%	04/27/22		4,515,000	5,075,438
General Electric Capital Corp.
4.62%	01/07/21		20,325,000	22,919,811
5.62%	05/01/18		240,000	284,263
General Electric Capital Corp. (MTN)
0.42%	06/20/14	[2]	1,250,000	1,249,334
0.68%	05/05/26	[2]	62,410,000	56,614,370
0.77%	08/15/36	[2]	5,500,000	4,577,804
4.38%	09/16/20		30,655,000	34,241,718
5.38%	10/20/16		3,700,000	4,219,114
5.88%	01/14/38		9,795,000	11,460,532
General Electric Capital Corp.,
Series A (MTN)
6.75%	03/15/32		35,540,000	45,370,542
General Electric Capital Corp.,
Series E (MTN)
0.42%	03/20/14	[2]	30,100,000	30,100,241
General Electric Capital Corp.,
Series G (MTN)
3.10%	01/09/23		17,000,000	16,866,295
6.15%	08/07/37		19,383,000	22,996,489
6.88%	01/10/39		40,750,000	53,575,288
Goldman Sachs Group, Inc.
0.73%	03/22/16	[2]	1,255,000	1,241,132
1.30%	02/07/14	[2]	1,624,000	1,632,265
2.38%	01/22/18		18,810,000	19,080,673
3.62%	02/07/16		11,605,000	12,341,279
5.25%	07/27/21		11,225,000	12,665,538
5.75%	10/01/16		3,600,000	4,096,078
5.95%	01/18/18		7,015,000	8,187,487
6.00%	06/15/20		9,510,000	11,176,147
6.15%	04/01/18		31,176,000	36,777,018
6.75%	10/01/37		500,000	561,375
7.50%	02/15/19		39,997,000	50,085,443
International Lease Finance Corp.
6.50%	09/01/14	[3]	32,080,000	34,245,400
6.75%	09/01/16	[3]	41,450,000	47,107,925
7.12%	09/01/18	[3]	3,955,000	4,674,316
JPMorgan Chase & Co.
4.35%	08/15/21		12,540,000	13,891,387
JPMorgan Chase Capital XIII, Series M
1.26%	09/30/34	[2]	5,633,000	4,633,143
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	44,175,000	35,634,733
JPMorgan Chase Capital XXIII
1.29%	05/15/47	[2]	48,189,000	38,189,783

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 54

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Macquarie Bank Ltd. (Australia)
6.62%	04/07/21	[3,5]	$800,000	$895,360
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	5,755,000	6,546,313
8.95%	05/18/17	[2]	5,885,000	6,760,688
9.57%	06/06/17	[2]	12,033,000	14,124,335
Morgan Stanley
0.78%	10/15/15	[2]	5,630,000	5,540,061
3.80%	04/29/16		9,140,000	9,701,164
4.20%	11/20/14		8,585,000	8,989,414
5.50%	07/24/20		32,400,000	37,370,938
6.00%	05/13/14		19,905,000	21,008,274
7.30%	05/13/19		205,000	254,006
Morgan Stanley (MTN)
0.75%	10/18/16	[2]	20,365,000	19,811,367
5.62%	09/23/19		600,000	693,372
5.75%	10/18/16		8,550,000	9,615,366
5.95%	12/28/17		125,000	144,870
6.25%	08/28/17		12,950,000	15,123,730
6.62%	04/01/18		7,930,000	9,489,839
Morgan Stanley, Series G (MTN)
0.60%	01/09/14	[2]	2,970,000	2,963,742
5.45%	01/09/17		100,000	112,170
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	26,750,000	33,843,330
Prudential Holdings LLC
8.70%	12/18/23	[3]	22,375,000	29,028,561
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,899,340
Reckson Operating Partnership LP
5.00%	08/15/18		14,845,000	16,248,512
Woodbourne Capital Trust I
2.70%	04/29/49	[2,3,6]	900,000	459,000
Woodbourne Capital Trust II
2.70%	04/08/49	[2,3,6]	925,000	471,750
Woodbourne Capital Trust III
2.70%	04/08/49	[2,3,6]	1,525,000	777,750
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	9,561,000	10,278,075

				1,352,240,362

Health Care — 0.76%
CHS/Community Health Systems, Inc.
5.12%	08/15/18		3,725,000	3,911,250
8.00%	11/15/19		14,425,000	16,047,813
HCA, Inc.
6.50%	02/15/20		17,675,000	19,928,563
7.25%	09/15/20		81,861,000	90,763,384

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
HCA, Inc. (WI)
7.88%	02/15/20		$17,170,000	$19,015,775
8.50%	04/15/19		9,343,000	10,335,694
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42		40,000	40,880
Tenet Healthcare Corp.
8.88%	07/01/19		26,402,000	29,768,255

				189,811,614

Industrials — 0.16%
General Electric Co.
5.25%	12/06/17		17,228,000	20,201,984
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[3,5]	10,000,000	10,178,760
Sydney Airport Finance Co., Pty Ltd. (Australia)
5.12%	02/22/21	[3,5]	8,700,000	9,567,047

				39,947,791

Insurance — 0.78%
Farmers Exchange Capital
7.05%	07/15/28	[3]	19,151,000	24,443,443
7.20%	07/15/48	[3]	18,265,000	22,755,491
Farmers Insurance Exchange
8.62%	05/01/24	[3]	18,595,000	25,374,210
MetLife, Inc.
2.38%	02/06/14		10,775,000	10,949,059
Metropolitan Life Global Funding I
1.50%	01/10/18	[3]	39,800,000	39,642,710
3.88%	04/11/22	[3]	18,675,000	20,213,036
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	12,949,000	13,005,652
6.60%	04/15/34	[3]	19,518,000	20,322,133
Pricoa Global Funding I
5.45%	06/11/14	[3]	15,130,000	16,012,609

				192,718,343

Materials — 0.00%
ArcelorMittal (Luxembourg)
5.75%	08/05/20	[5]	140,000	147,921
Southern Copper Corp.
6.38%	07/27/15		100,000	109,495

				257,416

Real Estate Investment Trust (REIT) — 1.68%
BRE Properties, Inc.
5.50%	03/15/17		100,000	113,310

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Camden Property Trust
4.62%	06/15/21		$600,000	$675,239
Duke Realty LP
5.40%	08/15/14		1,400,000	1,477,550
6.25%	05/15/13		75,000	75,482
ERP Operating LP
5.75%	06/15/17		100,000	116,969
HCP, Inc.
2.62%	02/01/20		41,570,000	41,910,086
3.75%	02/01/19		10,459,000	11,308,351
5.38%	02/01/21		15,225,000	17,737,698
5.62%	05/01/17		1,508,000	1,732,296
6.00%	01/30/17		16,320,000	18,907,716
6.75%	02/01/41		150,000	195,055
7.07%	06/08/15		125,000	140,497
HCP, Inc. (MTN)
6.30%	09/15/16		27,719,000	32,126,237
Health Care REIT, Inc.
4.12%	04/01/19		19,500,000	21,214,503
4.70%	09/15/17		28,023,000	31,444,832
4.95%	01/15/21		12,185,000	13,604,486
5.25%	01/15/22		26,805,000	30,555,637
6.12%	04/15/20		10,505,000	12,437,994
6.50%	03/15/41		13,430,000	15,982,898
Healthcare Realty Trust, Inc.
5.75%	01/15/21		21,375,000	24,416,641
6.50%	01/17/17		310,000	357,093
Highwoods Realty LP
7.50%	04/15/18		6,810,000	8,223,858
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		100,000	102,178
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	24,400,287
PPF Funding, Inc.
5.50%	01/15/14	[3]	195,000	200,382
Simon Property Group LP
6.12%	05/30/18		1,290,000	1,577,876
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		18,953,000	23,326,563
UDR, Inc.
6.05%	06/01/13		3,608,000	3,638,664
UDR, Inc. (MTN)
4.25%	06/01/18		5,500,000	6,054,245
5.25%	01/15/15		200,000	213,800
UDR, Inc., Series E (MTN)
5.13%	01/15/14		7,075,000	7,294,534
Ventas Realty LP/Ventas Capital Corp.
4.75%	06/01/21		10,925,000	12,213,406

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC
4.62%	05/10/21	[3]	$3,000,000	$3,351,939
7.12%	04/15/18	[3]	38,063,000	47,009,594
Weingarten Realty Investors (MTN)
4.99%	09/03/13		18,000	18,292
WT Finance Aust Pty Ltd./Westfield
Capital/WEA Finance LLC (Australia)
5.12%	11/15/14	[3,5]	2,170,000	2,313,133

				416,469,321

Transportation — 0.74%
American Airlines Pass-Through Trust, Series
2013-1, Class A
4.00%	07/15/25	[3]	23,800,000	23,963,625
American Airlines, Series 2011-1, Class A
Pass-Through Trust
5.25%	01/31/21		4,440,953	4,840,639
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		2,433,698	2,661,097
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20		10,059,490	11,109,449
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		38,310	42,285
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22		4,374,554	4,976,055
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,360,036	2,538,454
Continental Airlines Pass-Through Trust,
Series 2009, Class A2
7.25%	11/10/19		7,166,040	8,366,352
Delta Air Lines Pass-Through Trust, Series
2002, Class G1
6.72%	01/02/23		43,663,939	48,739,872
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.74%	11/15/16	[2]	13,575,000	12,370,219
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22		2,945,987	3,332,795
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		57,219	66,517
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		15,925,988	18,517,147
US Airways Pass-Through Trust, Series
2010-1, Class A
6.25%	04/22/23		20,659,860	23,087,393

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 56

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series
2011-1, Class A
7.12%	10/22/23		$5,519,405	$6,454,255
US Airways Pass-Through Trust, Series
2012-1, Class A
5.90%	10/01/24		12,000,000	13,522,500

				184,588,654

Total Corporates
(Cost $3,790,937,805)				4,151,879,475

MORTGAGE-BACKED — 50.84%**
Commercial Mortgage-Backed — 4.60%
Banc of America Large Loan, Inc., Series
2010-UB4, Class A4A
5.01%	12/20/41	[2,3]	14,473,416	15,114,588
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	855,000	918,348
Banc of America Re-Remic Trust, Series
2011-STRP, Class A9
1.32%	07/17/39	[3]	64,124	64,112
Bank of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.19%	09/10/47	[2]	105,251,000	116,002,726
Bayview Commercial Asset Trust, Series
2006-3A, Class A1
0.45%	10/25/36	[2,3]	5,945,885	3,832,301
Bear Stearns Commercial Mortgage
Securities, Series 2004-PWR5, Class A5
4.98%	07/11/42	[2]	55,510,000	57,825,194
Bear Stearns Commercial Mortgage
Securities, Series 2005-T20, Class A4A
5.15%	10/12/42	[2]	75,095,000	82,406,294
Bear Stearns Commercial Mortgage
Securities, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	21,441,490	23,963,695
Commercial Mortgage Asset Trust, Series
1999-C1, Class A4
6.98%	01/17/32	[2]	3,256,750	3,263,837
Commercial Mortgage Pass-Through
Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	47,895,000	52,021,753
Commercial Mortgage Pass-Through
Certificates, Series 2005-LP5, Class A4
4.98%	05/10/43	[2]	19,501,000	20,965,047
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	1,411,105	1,536,815
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	29,480,000	33,827,902

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
DBUBS Mortgage Trust, Series 2011-LC3A,
Class A2
3.64%	08/10/44		$48,755,000	$52,796,399
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C2, Class X
1.00%	05/15/35	[2,6]	16,461,539	368,771
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	78,071,064	80,309,088
GS Mortgage Securities Corp. II, Series
2011-GC5, Class A4
3.71%	08/10/44	[2]	97,585,000	106,547,792
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-CB12,
Class A4
4.90%	09/12/37		2,920,000	3,159,401
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	5,495,000	5,644,645
Lehman Brothers Small Balance Commercial,
Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,3]	15,000,000	13,543,951
Merrill Lynch Mortgage Trust, Series
2005-LC1, Class A4
5.29%	01/12/44	[2]	539,533	593,101
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-4,
Class ASB
5.13%	12/12/49	[2]	18,047,082	18,866,699
Morgan Stanley Capital I Trust, Series
2005-HQ6, Class A2A
4.88%	08/13/42		75,843	76,023
Morgan Stanley Capital I, Series 2001-C3,
Class A2
3.22%	08/15/49		16,551,000	17,750,443
Morgan Stanley Capital I, Series 2005-T19,
Class A4A
4.89%	06/12/47		41,015,000	44,388,176
Morgan Stanley Capital I, Series 2006-T21,
Class A4
5.16%	10/12/52	[2]	35,975,000	39,577,896
Morgan Stanley Capital I, Series 2006-T23,
Class A2
5.75%	08/12/41	[2]	25,882	26,178
Morgan Stanley Capital I, Series 2006-T23,
Class A4
5.82%	08/12/41	[2]	44,680,000	51,116,601
Morgan Stanley Capital I, Series 2011-C3,
Class A4
4.12%	08/15/49		13,563,000	15,263,644
RBSCF Trust, Series 2010-MB1, Class A2
3.69%	04/15/24	[3]	15,000,000	15,824,977

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23	[3]	$18,704,673	$18,096,771
Spirit Master Funding LLC, Series 2006-1A,
Class A
5.76%	03/20/24	[3]	8,498,211	8,498,211
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16, Class A4
4.85%	10/15/41	[2]	4,320,113	4,570,712
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42	[2]	37,720,000	40,934,593
WF-RBS Commercial Mortgage Trust, Series
2010-C8, Class A3
3.00%	08/15/45		52,205,000	53,689,371
WF-RBS Commercial Mortgage Trust, Series
2011-C5, Class A4
3.67%	11/15/44		62,497,000	68,021,547
WF-RBS Commercial Mortgage Trust, Series
2012-C7, Class A2
3.43%	06/15/45		67,165,000	71,483,777

				1,142,891,379

Non-Agency Mortgage-Backed — 17.03%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.56%	06/25/32		69,156	67,341
Accredited Mortgage Loan Trust, Series
2005-4, Class A2C
0.41%	12/25/35	[2]	9,640	9,620
Accredited Mortgage Loan Trust, Series
2007-1, Class A4
0.42%	02/25/37	[2]	46,125,000	29,286,363
ACE Securities Corp., Series 2006-HE3,
Class A2C
0.35%	06/25/36	[2]	5,035,173	2,974,596
Adjustable Rate Mortgage Trust, Series
2005-10, Class 6A1
0.74%	01/25/36	[2]	592,189	501,372
Adjustable Rate Mortgage Trust, Series
2005-5, Class 6A21
0.43%	09/25/35	[2]	5,773,622	5,484,412
American Home Mortgage Assets, Series
2007-1, Class A1
0.88%	02/25/47	[2]	111,452,270	65,560,527
American Home Mortgage Assets, Series
2007-2, Class A1
0.33%	03/25/47	[2]	1,093,496	790,200
American Home Mortgage Assets, Series
2007-4, Class A2
0.39%	08/25/37	[2]	12,535,912	10,692,995

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
0.40%	03/25/46	[2]	$3,125,140	$2,147,130
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.39%	05/25/47	[2]	103,321,926	68,035,763
Ameriquest Mortgage Securities, Inc., Series
2005-R11, Class A2C
0.43%	01/25/36	[2]	19,507	19,494
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		124,690	129,073
Argent Securities, Inc., Asset-Backed
Pass-Through, Series 2005-W2, Class A2B1
0.40%	10/25/35	[2]	44,950	44,263
Argent Securities, Inc., Series 2005-W4,
Class A2C
0.50%	02/25/36	[2]	3,017,976	2,977,385
Asset Backed Funding Certificates, Series
2006-OPT3, Class A3B
0.36%	11/25/36	[2]	15,458,529	8,007,046
Asset Backed Funding Certificates, Series
2007-WMC1, Class A2B
1.20%	06/25/37	[2]	42,013,908	26,956,736
Asset Backed Securities Corp. Home Equity,
Series 2006-HE6, Class A5
0.43%	11/25/36	[2]	18,411,000	8,720,260
Banc of America Alternative Loan Trust,
Series 2003-2, Class CB4
5.50%	04/25/33		2,396,383	2,585,241
Banc of America Funding Corp., Series
2003-2, Class 1A1
6.50%	06/25/32		48,621	51,438
Banc of America Funding Corp., Series
2006-E, Class 2A1
3.14%	06/20/36	[2]	289,837	228,412
Banc of America Funding Corp., Series
2006-G, Class 2A3
0.37%	07/20/36	[2]	45,061,127	44,595,803
Banc of America Funding Corp., Series
2006-H, Class 3A1
5.96%	09/20/46	[2]	5,691,331	4,524,236
Banc of America Mortgage Securities Trust,
Series 2003-1, Class ASS 3A1
3.15%	10/25/33	[2]	3,357,593	3,445,817
Banc of America Mortgage Securities, Inc.,
Series 2004-F, Class 1A1
3.00%	07/25/34	[2]	175,814	174,665
Banc of America Mortgage Securities, Inc.,
Series 2005-C, Class 2A2
3.06%	04/25/35	[2]	2,031,133	1,758,607

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Securities, Inc.,
Series 2005-E, Class 2A6
3.13%	06/25/35	[2]	$43,227	$42,747
Banc of America Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.00%	09/25/37		2,062,721	1,921,965
Banco de Credito Y Securitizacion SA, Series
2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,5,6]	8,000	560
Bayview Financial Acquisition Trust, Series
2005-D, Class AF3
5.50%	12/28/35	[2]	750,047	774,427
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
3.01%	05/27/37	[2,3]	19,412,365	19,086,898
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
0.38%	03/25/37	[2]	1,745,307	1,407,707
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37		772,845	648,797
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
3.03%	06/27/36	[2,3]	11,905,415	11,912,326
BCAP LLC Trust, Series 2011-RR2,
Class 3A6
2.96%	11/21/35	[2,3]	22,783,111	21,296,666
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.52%	11/27/37	[2,3]	14,934,971	14,356,517
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
2.92%	03/26/36	[2,3]	21,415,584	20,796,652
BCAP LLC Trust, Series 2011-RR5,
Class 1A3
2.80%	03/26/37	[2,3]	1,687,515	1,580,195
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
3.01%	06/26/37	[2,3]	9,155,106	9,095,176
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
4.96%	07/25/33	[2]	93,352	92,928
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 14A1
5.16%	01/25/35	[2]	13,783,804	14,025,214
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2006-4, Class 2A1
2.80%	10/25/36	[2]	1,891,617	1,474,081
Bear Stearns Alt-A Trust, Series 2006-3,
Class 1A1
0.58%	05/25/36	[2]	3,757,718	2,337,395

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Alt-A Trust, Series 2006-4,
Class 32A1
2.95%	07/25/36	[2]	$5,009,437	$2,809,047
Bear Stearns Asset Backed Securities Trust,
Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		45,999	50,218
Bear Stearns Asset Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		2,087,719	2,157,768
Bear Stearns Asset Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		1,882,219	1,966,969
Bear Stearns Asset Backed Securities Trust,
Series 2005-AC5, Class 2A3
0.45%	08/25/20	[2]	5,949,238	4,493,424
Bear Stearns Asset Backed Securities Trust,
Series 2005-SD1, Class 1A3
0.60%	08/25/43	[2]	36,539	35,908
Bear Stearns Asset Backed Securities Trust,
Series 2005-TC2, Class A3
0.57%	08/25/35	[2]	13,585,192	13,391,202
Bear Stearns Asset Backed Securities Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		4,081,854	3,578,861
Bear Stearns Mortgage Funding Trust, Series
2006-AR3, Class 1A1
0.38%	10/25/36	[2]	3,708,127	2,200,220
Bear Stearns Mortgage Funding Trust, Series
2007-AR4, Class 2A1
0.41%	06/25/37	[2]	383,882	293,689
BHN I Mortgage Fund, Series 1997-2,
Class A1 (Argentina)[7]
1.48%	05/31/17	2,3,5,6,8,†	13,760	138
BHN I Mortgage Fund, Series 1997-2,
Class A2 (Argentina)[7]
7.54%	05/31/17	3,5,6,8,†	2,500	25
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	3,5,6,†	6,000	60
Bombardier Capital Mortgage Securitization
Corp., Series 2001-A, Class A
6.80%	12/15/30	[2]	24,384,513	26,911,329
CC Mortgage Funding Corp., Series 2004-1A,
Class A1
0.48%	01/25/35	[2,3]	1,930,634	1,643,921
Centex Home Equity, Series 2006-A,
Class AV3
0.36%	06/25/36	[2]	36,496,009	36,012,036
Centex Home Equity, Series 2006-A,
Class AV4
0.45%	06/25/36	[2]	125,000	106,433

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Corp., Series
2006-A1, Class 1A2
3.04%	09/25/36	[2]	$2,231,226	$1,850,415
Chase Mortgage Finance Corp., Series
2006-S3, Class 2A1
5.50%	11/25/21		4,549,220	4,384,497
Chase Mortgage Finance Corp., Series
2007-A2, Class 2A3
3.02%	07/25/37	[2]	10,435,669	10,635,799
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		11,069,772	11,017,733
Chaseflex Trust, Series 2006-2, Class A2B
0.40%	09/25/36	[2]	2,967,124	2,094,953
CIT Mortgage Loan Trust, Series 2007-1,
Class 2A2
1.45%	10/25/37	[2,3]	16,157,661	16,036,411
Citicorp Mortgage Securities, Inc., Series
2005-1, Class 1A12
5.00%	02/25/35		703,000	702,402
Citicorp Residential Mortgage Securities
2006-2 A5 (STEP)
6.04%	09/25/36		125,000	119,123
Citicorp Residential Mortgage Securities, Inc.,
Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		650,000	611,708
Citigroup Mortgage Loan Trust, Inc., Series
2004-HYB1, Class A41
3.05%	02/25/34	[2]	414,623	413,736
Citigroup Mortgage Loan Trust, Inc., Series
2004-RR2, Class A2
4.65%	05/25/34	[2,3]	12,275,791	12,738,312
Citigroup Mortgage Loan Trust, Inc., Series
2005-5, Class 3A2A
2.54%	10/25/35	[2]	1,581,276	1,137,105
Citigroup Mortgage Loan Trust, Inc., Series
2006-AMC1, Class A2B
0.36%	09/25/36	[2]	6,514,894	3,575,745
Citigroup Mortgage Loan Trust, Inc., Series
2006-WFH2, Class A2A
0.35%	08/25/36	[2]	12,436,450	11,513,759
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH1, Class A4
0.40%	01/25/37	[2]	173,000	144,605
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH2, Class A3
0.38%	03/25/37	[2]	40,607,000	37,980,267
Citigroup Mortgage Loan Trust, Inc., Series
2009-2, Class 4A2
5.50%	03/25/36	[3]	5,276,022	5,381,450
Citigroup Mortgage Loan Trust, Inc., Series
2010-7, Class 2A1
2.68%	02/25/35	[2,3]	555,289	568,678

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series
2010-9, Class 2A1
2.57%	11/25/35	[2,3]	$545,810	$558,463
Citigroup Mortgage Loan Trust, Inc., Series
2012-3, Class 4A1
2.33%	11/25/36	[2,3]	4,166,293	4,170,494
Collateralized Mortgage Obligation Trust,
Series 57, Class D
9.90%	02/01/19		2,662	3,082
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		8,888,680	9,567,681
Conseco Finance, Series 2001-C,
Class A5 (STEP)
7.29%	08/15/33		1,865,968	1,866,422
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	49,739	49,994
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	458,193	382,476
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27	[2]	17,870,678	19,396,432
Conseco Financial Corp., Series 1998-2,
Class A5
6.24%	12/01/28	[2]	145,215	150,881
Conseco Financial Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[2]	7,861,629	8,388,201
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30		10,377,193	11,247,575
Countryplace Manufactured Housing Contract
Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	9,150,000	9,097,862
Countrywide Alternative Loan Trust, Series
2004-J6, Class 2A1
6.50%	11/25/31		25,527	26,906
Countrywide Alternative Loan Trust, Series
2005-84, Class 1A1
2.98%	02/25/36	[2]	201,187	138,884
Countrywide Alternative Loan Trust, Series
2006-24CB, Class A19
0.70%	06/25/36	[2]	2,655,663	1,643,189
Countrywide Alternative Loan Trust, Series
2006-HY13, Class 4A1
2.90%	02/25/37	[2]	5,414,676	4,606,032
Countrywide Alternative Loan Trust, Series
2006-OA12, Class A2
0.41%	09/20/46	[2]	786,154	420,059
Countrywide Alternative Loan Trust, Series
2006-OC5, Class 2A2A
0.37%	06/25/36	[2]	2,882,465	2,199,677

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series
2007-J1, Class 2A1
0.40%	03/25/37	[2]	$1,299,445	$590,026
Countrywide Asset Backed Certificates,
Series 2005-11, Class AF4
5.21%	02/25/36	[2]	7,000,000	5,756,107
Countrywide Asset Backed Certificates,
Series 2005-12, Class 2A5
5.24%	02/25/36	[2]	9,561,418	9,872,695
Countrywide Asset Backed Certificates,
Series 2005-13, Class AF4
5.24%	04/25/36	[2]	275,000	173,899
Countrywide Asset Backed Certificates,
Series 2005-2, Class M2
0.64%	08/25/35	[2]	14,000,000	13,670,202
Countrywide Asset Backed Certificates,
Series 2005-4, Class MV1
0.66%	10/25/35	[2]	165,119	163,636
Countrywide Asset Backed Certificates,
Series 2005-7, Class MV1
0.71%	11/25/35	[2]	6,618,237	6,576,595
Countrywide Asset Backed Certificates,
Series 2007-13, Class 2A2
1.00%	10/25/47	[2]	15,244,540	12,349,899
Countrywide Asset Backed Certificates,
Series 2007-4, Class A1A
0.32%	09/25/37	[2]	656,158	654,442
Countrywide Asset-Backed Certificates,
Series 2005-BC2, Class M2
0.88%	05/25/35	[2]	37,356	36,675
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2001-HYB1,
Class 1A1
2.11%	06/19/31	[2]	47,872	48,512
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2002-38,
Class A3
5.00%	02/25/18		2,981,070	3,054,654
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2003-J8,
Class 1A4
5.25%	09/25/23		395,891	411,364
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
4.92%	08/25/34	[2]	5,200,421	5,258,985
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-25,
Class 1A1
0.53%	02/25/35	[2]	300,169	263,840
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-29,
Class 3A1
2.57%	02/25/35	[2]	7,420,922	5,120,280

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB3,
Class 1A
2.56%	06/20/34	[2]	$154,417	$154,282
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB4,
Class 2A1
2.72%	09/20/34	[2]	4,610,997	4,413,024
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
2.99%	11/20/34	[2]	4,573,563	4,313,074
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-11,
Class 1A2
3.16%	04/25/35	[2]	2,287,223	1,895,959
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-31,
Class 2A3
2.79%	01/25/36	[2]	676,562	517,986
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.50%	05/25/35	[2]	9,560,930	7,892,380
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HY5,
Class 1A1
3.14%	09/25/47	[2]	3,068,436	2,547,544
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HYB1,
Class 1A1
3.15%	03/25/37	[2]	2,522,600	1,727,436
Credit Suisse First Boston Mortgage
Securities Corp., Series 2001-MH29,
Class A (STEP)
5.60%	09/25/31		43,054	43,642
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR2,
Class 2A1
2.77%	02/25/33	[2]	72,635	74,042
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR20,
Class 2A4
2.62%	08/25/33	[2]	49,194	48,492
Credit Suisse Mortgage Capital Certificates,
Series 2006-2, Class 2A1
0.90%	03/25/36	[2]	8,824,550	5,587,872
Credit Suisse Mortgage Capital Certificates,
Series 2007-2, Class 3A4
5.50%	03/25/37		8,462,319	8,143,895
Credit Suisse Mortgage Capital Certificates,
Series 2007-5, Class 1A11
7.00%	08/25/37		4,226,283	2,581,651

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2010-17R, Class 1A1
2.66%	06/26/36	[2,3]	$2,658,949	$2,747,518
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP)
3.95%	01/25/33		36,936	36,636
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB4,
Class M1
1.24%	03/25/33	[2]	8,016,431	7,574,357
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF2 (STEP)
4.03%	01/25/36		11,844,984	7,802,690
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB6,
Class A23
0.35%	07/25/36	[2]	36,070,424	27,777,292
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB8,
Class A2B
0.31%	10/25/36	[2]	13,260,241	12,931,054
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF4 (STEP)
4.75%	01/25/37		9,885,271	4,745,847
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF5 (STEP)
4.75%	01/25/37		18,482,633	8,877,428
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
5.23%	02/25/37		47,195,000	36,118,121
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2D (STEP)
5.23%	02/25/37		42,536,000	32,545,846
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2E (STEP)
5.23%	02/25/37		8,581,676	6,874,772
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A2
0.37%	04/25/37	[2]	34,286,216	18,820,955
CSAB Mortgage Backed Trust, Series 2006-4,
Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,723,397
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	84,387,624	84,614,627
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	89,681,059	89,632,979

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche Alt-A Securities Mortgage Loan
Trust, Series 2006-AR3, Class A1
0.39%	08/25/36	[2]	$3,276,954	$2,178,604
Deutsche Alt-A Securities Mortgage Loan
Trust, Series 2006-AR4, Class A1
0.33%	12/25/36	[2]	3,869,324	2,304,076
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		30,981	31,363
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		1,179,919	886,704
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2006-AR6, Class A6
0.39%	02/25/37	[2]	2,223,530	1,497,779
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2007-AR1, Class A2
0.38%	01/25/47	[2]	1,766,484	934,951
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2006-AR1, Class 2A1
3.12%	02/25/36	[2]	2,672,921	1,998,460
Deutsche Mortgage Securities, Inc., Series
2005-WF1, Class 1A2
5.23%	06/26/35	[2,3]	1,426,503	1,441,412
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR3,
Class 2A1A
0.44%	07/19/45	[2]	552,891	473,853
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.34%	04/19/48	[2]	14,195,518	11,308,269
DSLA Mortgage Loan Trust, Series
2004-AR4, Class 2A1A
0.56%	01/19/45	[2]	5,986,874	4,960,255
DSLA Mortgage Loan Trust, Series
2005-AR1, Class 2A1A
0.45%	03/19/45	[2]	1,161,904	990,465
Equity One ABS, Inc., Series 1998-1,
Class A2 (STEP)
7.48%	11/25/29		68,596	60,881
Equity One ABS, Inc., Series 2002-4,
Class M1
5.22%	02/25/33	[2]	17,496	16,260
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FFH2, Class M1
0.92%	04/25/35	[2,3]	2,169,811	2,150,705
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF11, Class 2A3
0.35%	08/25/36	[2]	32,580,098	24,750,520
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF18, Class A2B
0.31%	12/25/37	[2]	21,244,736	11,375,462

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF18, Class A2C
0.36%	12/25/37	[2]	$61,817,441	$33,378,729
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF18, Class A2D
0.41%	12/25/37	[2]	44,803,537	24,393,913
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF1, Class A2C
0.34%	01/25/38	[2]	112,835,977	62,737,311
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF2, Class A2B
0.30%	03/25/37	[2]	63,926,161	34,496,743
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF2, Class A2C
0.35%	03/25/37	[2]	28,062,794	15,053,135
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF2, Class A2D
0.42%	03/25/37	[2]	52,252,177	28,364,049
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1
2.31%	09/25/34	[2]	102,887	102,034
First Horizon Alternative Mortgage Securities,
Series 2004-AA4, Class A1
2.48%	10/25/34	[2]	6,631,265	6,420,786
First Horizon Alternative Mortgage Securities,
Series 2006-FA8, Class 1A7
6.00%	02/25/37		31,669	27,367
First Horizon Asset Securities, Inc., Series
2004-AR5, Class 2A1
2.63%	10/25/34	[2]	4,052,397	4,001,687
First Horizon Asset Securities, Inc., Series
2007-AR3, Class 1A1
2.44%	11/25/37	[2]	880,922	767,625
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR1, Class 2A1
2.56%	02/25/34	[2]	2,434,017	2,519,468
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
2.68%	12/25/34	[2]	1,570,297	1,513,356
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.58%	01/25/37	[2]	480,387	436,894
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.68%	07/25/35	[2]	10,648,963	10,633,772
GE Business Loan Trust, Series 2004-2X,
Class B
0.68%	12/15/32		1,700,765	1,513,681
GE Business Loan Trust, Series 2007-1A,
Class A
0.37%	04/16/35	[2,3]	34,848,460	32,033,245

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMAC Mortgage Corp. Loan Trust, Series
2000-HE2, Class A1
0.64%	06/25/30	[2]	$100,022	$73,067
GMAC Mortgage Corp. Loan Trust, Series
2003-AR2, Class 3A5
3.37%	12/19/33	[2]	16,069,004	16,601,668
GMAC Mortgage Corp. Loan Trust, Series
2004-AR1, Class 22A
3.61%	06/25/34	[2]	15,873	15,077
GMAC Mortgage Corp. Loan Trust, Series
2005-AR6, Class 3A1
3.64%	11/19/35	[2]	2,727,688	2,625,689
GMAC Mortgage Corp. Loan Trust, Series
2006-AR2, Class 1A1
3.63%	05/19/36	[2]	4,653,220	3,593,626
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	40,586,277	43,827,639
Greenpoint Mortgage Funding Trust, Series
2005-AR3, Class 1A1
0.44%	08/25/45	[2]	3,556,519	2,774,609
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A2A
0.38%	01/25/47	[2]	25,906,820	22,472,936
Greenpoint Mortgage Funding Trust, Series
2007-AR1, Class 1A1A
0.28%	02/25/47	[2]	12,291,173	11,539,476
Greenpoint Mortgage Funding Trust, Series
2007-AR1, Class 3A2
0.36%	02/25/37	[2]	9,211,912	5,971,606
GS Mortgage Securities Corp., Series
2009-1R, Class 2A1
2.68%	11/25/35	[2,3]	117,725	119,470
GSAA Home Equity Trust, Series 2005-9,
Class 2A3
0.57%	08/25/35	[2]	10,903,506	10,315,591
GSAA Trust, Series 2007-10, Class A2A
6.50%	11/25/37		2,940,130	2,115,056
GSAMP Trust, Series 2005-AHL2, Class A2D
0.55%	12/25/35	[2]	25,693,000	11,653,736
GSR Mortgage Loan Trust, Series 2004-9,
Class 3A1
2.84%	08/25/34	[2]	17,217	17,395
GSR Mortgage Loan Trust, Series 2004-9,
Class 5A7
2.84%	08/25/34	[2]	1,469,000	1,462,746
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A3
2.94%	10/25/35	[2]	3,086,386	2,675,587
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A4
2.94%	10/25/35	[2]	9,674,755	9,480,830

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2006-OA1,
Class 2A1
0.39%	08/25/46	[2]	$14,114,551	$13,526,570
GSR Mortgage Loan Trust, Series 2007-AR2,
Class 2A1
2.78%	05/25/47	[2]	8,125,003	7,263,683
Harborview Mortgage Loan Trust, Series
2004-1, Class 2A
2.81%	04/19/34	[2]	30,798	31,916
Harborview Mortgage Loan Trust, Series
2004-11, Class 3A2A
0.54%	01/19/35	[2]	940,461	716,498
Harborview Mortgage Loan Trust, Series
2005-4, Class 2A
3.04%	07/19/35	[2]	949,989	884,994
Harborview Mortgage Loan Trust, Series
2007-7, Class 2A1A
1.20%	11/25/47	[2]	1,627,625	1,401,410
Home Equity Asset Trust, Series 2007-1,
Class 2A1
0.26%	05/25/37	[2]	5,994	5,956
Home Equity Asset Trust, Series 2007-2,
Class 2A1
0.31%	07/25/37	[2]	14,617	14,586
Home Equity Loan Trust, Series 2005-2,
Class M1
0.66%	01/20/35	[2]	344,718	340,953
Home Equity Loan Trust, Series 2005-3,
Class M1
0.62%	01/20/35	[2]	396,189	390,638
Home Equity Loan Trust, Series 2006-1,
Class A1
0.36%	01/20/36	[2]	24,866,643	24,403,552
Home Equity Loan Trust, Series 2006-2,
Class A1
0.35%	03/20/36	[2]	33,309,054	33,029,874
Home Equity Loan Trust, Series 2007-1,
Class AM
0.44%	03/20/36	[2]	2,708,165	2,652,410
Home Equity Loan Trust, Series 2007-3,
Class A4
1.70%	11/20/36	[2]	13,120,000	12,771,310
Home Equity Loan Trust, Series 2007-3,
Class APT
1.40%	11/20/36	[2]	34,943,532	35,015,394
Home Equity Loan Trust, Series 2007-FRE1,
Class 2AV3
0.43%	04/25/37	[2]	14,448,000	7,639,315
Home Equity Loan Trust, Series 2007-FRE1,
Class 2AV4
0.54%	04/25/37	[2]	13,545,000	7,357,685

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Homestar Mortgage Acceptance Corp., Series
2004-5, Class A4
0.77%	10/25/34	[2]	$7,605,326	$7,547,597
HSI Asset Securitization Corp. Trust, Series
2006-OPT1, Class 2A3
0.39%	12/25/35	[2]	23,239,116	22,728,029
Impac CMB Trust, Series 2005-1, Class 1A1
0.72%	04/25/35	[2]	10,739,699	10,183,098
Impac Secured Assets Corp., CMN Owners
Trust, Series 2004-3, Class 1
1.00%	11/25/34	[2]	1,525,344	1,491,891
Indymac INDA Mortgage Loan Trust, Series
2007-AR1, Class 1A2
3.06%	03/25/37	[2]	2,609,402	2,303,191
Indymac INDA Mortgage Loan Trust, Series
2007-AR7, Class 1A1
3.24%	11/25/37	[2]	8,342,720	7,686,903
Indymac Index Mortgage Loan Trust, Series
2004-AR4, Class 1A
2.53%	08/25/34	[2]	3,051,616	2,621,359
Indymac Index Mortgage Loan Trust, Series
2004-AR5, Class 2A1B
1.00%	08/25/34	[2]	45,069	37,131
Indymac Index Mortgage Loan Trust, Series
2004-AR6, Class 6A1
2.88%	10/25/34	[2]	323,288	316,478
Indymac Index Mortgage Loan Trust, Series
2004-AR7, Class A2
1.06%	09/25/34	[2]	144,230	108,577
Indymac Index Mortgage Loan Trust, Series
2004-AR8, Class 2A2A
1.00%	11/25/34	[2]	79,882	66,260
Indymac Index Mortgage Loan Trust, Series
2005-AR1, Class 4A1
2.66%	03/25/35	[2]	2,974,428	2,833,431
Indymac Index Mortgage Loan Trust, Series
2005-AR15, Class A1
4.76%	09/25/35	[2]	1,235,348	1,100,475
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 2A1A
0.51%	10/25/36	[2]	333,093	263,926
Indymac Index Mortgage Loan Trust, Series
2005-AR25, Class 1A21
5.09%	12/25/35	[2]	11,126,823	9,773,806
Indymac Index Mortgage Loan Trust, Series
2005-AR31, Class 3A1
2.58%	01/25/36	[2]	4,652,958	3,918,442
Indymac Index Mortgage Loan Trust, Series
2005-AR6, Class 2A1
0.44%	04/25/35	[2]	1,442,289	1,251,573
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A4A
0.37%	11/25/46	[2]	23,683,311	19,831,391

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 64

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series
2006-AR19, Class 1A2
2.98%	08/25/36	[2]	$32,389,179	$22,092,578
Indymac Index Mortgage Loan Trust, Series
2006-AR21, Class A1
0.32%	08/25/36	[2]	421,533	279,301
Indymac Index Mortgage Loan Trust, Series
2006-AR4, Class A1A
0.41%	05/25/46	[2]	2,178,002	1,759,413
Indymac Index Mortgage Loan Trust, Series
2006-AR7, Class 1A1
3.04%	05/25/36	[2]	8,744,871	6,220,060
Indymac Index Mortgage Loan Trust, Series
2006-AR8, Class A3A
0.43%	07/25/46	[2]	47,979,021	37,064,610
Indymac Index Mortgage Loan Trust, Series
2007-AR11, Class 1A1
2.67%	06/25/37	[2]	8,903,241	5,819,265
Indymac Index Mortgage Loan Trust, Series
2007-AR15, Class 2A1
4.67%	08/25/37	[2]	28,794,801	23,227,916
Indymac Index Mortgage Loan Trust, Series
2007-AR5, Class 2A1
2.90%	05/25/37	[2]	451,627	338,400
Indymac Index Mortgage Loan Trust, Series
2007-AR5, Class 3A1
4.76%	05/25/37	[2]	8,909,376	6,500,994
Indymac Index Mortgage Loan Trust, Series
2007-AR9, Class 2A1
5.08%	04/25/37	[2]	775,350	614,759
Indymac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28		349,562	348,768
JPMorgan Alternative Loan Trust, Series
2006-A2, Class 1A3
0.37%	05/25/36	[2]	7,312,403	6,586,428
JPMorgan Alternative Loan Trust, Series
2006-A2, Class 2A1
2.89%	05/25/36	[2]	2,144,037	1,515,950
JPMorgan Alternative Loan Trust, Series
2006-A2, Class 5A1
5.04%	05/25/36	[2]	21,859,949	16,342,782
JPMorgan Alternative Loan Trust, Series
2006-S4, Class A4 (STEP)
5.96%	12/25/36		38,700,000	30,710,849
JPMorgan Alternative Loan Trust, Series
2007-A2, Class 12A2
0.30%	06/25/37	[2]	2,397,677	2,393,502
JPMorgan Mortgage Acquisition Corp., Series
2006-WF1, Class A6 (STEP)
6.00%	07/25/36		7,039,227	4,578,045

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series
2007-CH3, Class A4
0.41%	03/25/37	[2]	$1,310,000	$1,013,504
JPMorgan Mortgage Acquisition Corp., Series
2007-HE1, Class AF1
0.30%	03/25/47	[2]	423,847	301,199
JPMorgan Mortgage Acquisition Corp., Series
2007-HE1, Class AF2 (STEP)
4.88%	03/25/47		9,480,000	7,102,582
JPMorgan Mortgage Acquisition Corp., Series
2007-HE1, Class AF3 (STEP)
4.88%	03/25/47		10,000,000	7,489,580
JPMorgan Mortgage Acquisition Corp., Series
2007-HE1, Class AF4 (STEP)
4.88%	03/25/47		5,000,000	3,358,645
JPMorgan Mortgage Trust, Series 2003-A2,
Class 2A3
4.64%	11/25/33	[2]	641,497	625,399
JPMorgan Mortgage Trust, Series 2004-A4,
Class 1A3
3.04%	09/25/34	[2]	3,029,809	3,121,208
JPMorgan Mortgage Trust, Series 2005-A3,
Class 5A3
2.79%	06/25/35	[2]	295,485	273,411
JPMorgan Mortgage Trust, Series 2005-A5,
Class 3A2
2.68%	08/25/35	[2]	20,264	20,192
JPMorgan Mortgage Trust, Series 2005-A5,
Class TA1
5.32%	08/25/35	[2]	760,106	775,238
JPMorgan Mortgage Trust, Series 2005-S2,
Class 4A3
5.50%	09/25/20		14,208,600	15,110,548
JPMorgan Mortgage Trust, Series 2006-A2,
Class 5A3
2.90%	11/25/33	[2]	36,195	37,392
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
2.99%	05/25/36	[2]	3,464,849	2,820,702
JPMorgan Mortgage Trust, Series 2006-A3,
Class 3A3
4.13%	05/25/36	[2]	2,713,677	2,322,948
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A1
2.99%	06/25/36	[2]	2,274,493	1,981,125
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A4
2.99%	06/25/36	[2]	7,169,209	6,080,412
JPMorgan Mortgage Trust, Series 2006-A5,
Class 2A4
3.02%	08/25/36	[2]	1,623,622	1,367,177

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2013

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
3.00%	07/25/35	[2]	$8,470,716	$8,657,153
JPMorgan Mortgage Trust, Series 2007-A3,
Class 2A3
5.34%	05/25/37	[2]	11,168,536	9,660,633
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
5.17%	05/25/37	[2]	37,828	32,483
JPMorgan Mortgage Trust, Series 2007-A4,
Class 2A3
5.51%	06/25/37	[2]	2,036,695	1,770,967
JPMorgan Resecuritization Trust, Series
2010-1, Class 1A1
6.00%	02/26/37	[3]	7,100,310	7,537,618
JPMorgan Resecuritization Trust, Series
2010-4, Class 1A1
2.61%	07/26/36	[2,3]	911,591	921,568
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	11,839,143	13,128,224
Lehman XS Trust, Series 2005-2,
Class 1A1
0.48%	08/25/35	[2]	663,822	602,095
Lehman XS Trust, Series 2005-5N,
Class 1A1
0.50%	11/25/35	[2]	4,183,522	3,560,464
Lehman XS Trust, Series 2005-5N,
Class 3A1A
0.50%	11/25/35	[2]	28,059,639	23,530,883
Lehman XS Trust, Series 2006-10N,
Class 1A3A
0.41%	07/25/46	[2]	22,116,424	15,876,961
Lehman XS Trust, Series 2006-13,
Class 1A2
0.37%	09/25/36	[2]	55,324,792	45,096,095
Lehman XS Trust, Series 2006-14N,
Class 3A2
0.32%	08/25/36	[2]	291,528	187,600
Lehman XS Trust, Series 2006-16N,
Class A4A
0.39%	11/25/46	[2]	714,074	509,743
Lehman XS Trust, Series 2006-18N,
Class A2A
0.35%	12/25/36	[2]	16,468,386	14,540,728
Lehman XS Trust, Series 2006-19,
Class A2
0.37%	12/25/36	[2]	39,320,559	31,603,408
Lehman XS Trust, Series 2006-20,
Class A2
0.37%	01/25/37	[2]	25,368,833	18,311,521

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2006-9,
Class A1B
0.36%	05/25/46	[2]	$69,095,492	$55,516,673
Lehman XS Trust, Series 2007-10H,
Class 2A2
7.50%	07/25/37		1,128,718	731,146
Lehman XS Trust, Series 2007-9,
Class 1A1
0.32%	06/25/37	[2]	29,375,353	24,818,866
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.97%	01/25/34	[2]	139,729	140,251
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
2.95%	10/25/34	[2]	2,934,595	2,864,695
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.81%	06/25/34	[2]	932	892
MASTR Alternative Loans Trust, Series
2004-6, Class 3A1
4.75%	07/25/19		7,019,506	7,432,854
MASTR Asset Backed Securities Trust, Series
2006-HE4, Class A3
0.35%	11/25/36	[2]	23,013,515	10,519,535
MASTR Asset Backed Securities Trust, Series
2006-HE4, Class A4
0.41%	11/25/36	[2]	6,392,643	2,953,059
MASTR Asset Backed Securities Trust, Series
2007-HE1, Class A3
0.41%	05/25/37	[2]	26,441,000	15,036,402
MASTR Asset Backed Securities Trust, Series
2007-HE1, Class A4
0.48%	05/25/37	[2]	19,985,500	11,094,457
MASTR Asset Securitization Trust, Series
2002-8, Class 1A1
5.50%	12/25/17		21,783	22,455
MASTR Asset Securitization Trust, Series
2003-8, Class 3A12
5.25%	09/25/33		3,258,590	3,472,872
MASTR Asset Securitization Trust, Series
2004-3, Class 3A2
4.50%	03/25/19		4,227,696	4,428,974
MASTR Seasoned Securities Trust, Series
2004-1, Class 4A1
2.85%	10/25/32	[2]	48,493	49,827
Mellon Residential Funding Corp., Series
2001-TBC1, Class A1
0.90%	11/15/31	[2]	5,411,624	5,340,976
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2C
0.45%	04/25/37	[2]	46,160,279	25,765,629

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 66

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2B
0.37%	05/25/37	[2]	$17,405,763	$9,868,571
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C
0.44%	05/25/37	[2]	64,471,576	36,936,701
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2D
0.52%	05/25/37	[2]	29,505,992	17,104,830
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.38%	06/25/37	[2]	23,171,000	13,199,441
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
0.45%	06/25/37	[2]	34,732,000	20,090,830
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A3
0.36%	07/25/37	[2]	41,007,179	22,659,645
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-5, Class 2A2
1.20%	10/25/37	[2]	23,252,600	18,005,012
Merrill Lynch First Franklin Mortgage, Series
2007-1, Class A2B
0.37%	04/25/37	[2]	19,247,215	10,604,879
Merrill Lynch Mortgage Backed Securities
Trust, Series 2007-2, Class 1A1
2.58%	08/25/36	[2]	2,467,210	2,196,485
Merrill Lynch Mortgage Investors, Inc., Series
2005-A10, Class A
0.41%	02/25/36	[2]	34,458	30,043
Merrill Lynch Mortgage Investors, Inc., Series
2006-WMC2, Class A2B (STEP)
5.18%	03/25/37		39,754,426	15,150,940
Merrill Lynch Mortgage Investors, Inc., Series
2006-WMC2, Class A2D (STEP)
5.90%	03/25/37		30,002,843	11,465,418
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		424,342	454,390
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		626,412	680,335
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		27,520,230	29,130,659
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	18,903,574	20,086,673
Mid-State Trust, Series 6, Class A1
7.34%	07/01/35		55,353	59,808
Morgan Stanley ABS Capital I, Series
2006-HE1, Class A4
0.49%	01/25/36	[2]	4,800,000	2,896,954
Morgan Stanley ABS Capital I, Series
2006-HE5, Class A2C
0.34%	08/25/36	[2]	7,560,036	4,507,838

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M1
0.65%	08/25/35	[2]	$60,000	$58,597
Morgan Stanley Home Equity Loan Trust,
Series 2007-1, Class A2
0.30%	12/25/36	[2]	6,032,277	3,863,369
Morgan Stanley Mortgage Loan Trust, Series
2004-11AR, Class 1A1
0.52%	01/25/35	[2]	616,639	587,032
Morgan Stanley Mortgage Loan Trust, Series
2004-3, Class 2A2
5.50%	04/25/34		834,938	871,506
Morgan Stanley Mortgage Loan Trust, Series
2004-8AR, Class 4A1
2.66%	10/25/34	[2]	310,994	303,678
Morgan Stanley Mortgage Loan Trust, Series
2006-7, Class 5A2
5.96%	06/25/36	[2]	269,645	165,962
Morgan Stanley Mortgage Loan Trust, Series
2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		960,606	893,811
Morgan Stanley Mortgage Loan Trust, Series
2007-7AX, Class 2A1
0.32%	04/25/37	[2]	8,373,678	4,182,351
Morgan Stanley Resecuritization Trust, Series
2010-R4, Class 1B
0.53%	01/26/36	[2,3]	15,094,558	14,819,928
Morgan Stanley Resecuritization Trust, Series
2010-R9, Class 3A
3.25%	11/26/36	[3]	321,481	327,500
MortgageIT Trust, Series 2005-4, Class A1
0.48%	10/25/35	[2]	3,124,875	2,703,777
MortgageIT Trust, Series 2005-5, Class A1
0.46%	12/25/35	[2]	1,818,643	1,646,811
Nationstar Home Equity Loan Trust, Series
2007-C, Class 2AV4
0.45%	06/25/37	[2]	7,955,000	5,049,599
New Century Home Equity Loan Trust, Series
2005-2, Class A2C
0.50%	06/25/35	[2]	1,857,416	1,855,014
New Century Home Equity Loan Trust, Series
2005-2, Class M1
0.63%	06/25/35	[2]	65,000	61,396
New Century Home Equity Loan Trust, Series
2005-4, Class A2B
0.47%	09/25/35	[2]	27,732	27,657
New Century Home Equity Loan Trust, Series
2005-C, Class A2D
0.54%	12/25/35	[2]	18,000,000	14,127,390
Newcastle Mortgage Securities Trust, Series
2006-1, Class A4
0.48%	03/25/36	[2]	71,929,000	68,652,922

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Newcastle Mortgage Securities Trust, Series
2007-1, Class 2A3
0.43%	04/25/37	[2]	$17,117,000	$8,845,278
Oakwood Mortgage Investors, Inc., Series
1998-A, Class A4
6.20%	05/15/28		506	506
Oakwood Mortgage Investors, Inc., Series
1998-B, Class A4
6.35%	03/15/17		12,531	12,710
Option One Mortgage Loan Trust, Series
2005-4, Class A3
0.46%	11/25/35	[2]	54,882	53,959
Option One Mortgage Loan Trust, Series
2005-5, Class A3
0.41%	12/25/35	[2]	60,592	59,647
Option One Mortgage Loan Trust, Series
2007-1, Class 2A4
0.42%	01/25/37	[2]	6,000,000	3,134,289
Ownit Mortgage Loan Asset Backed
Certificates, Series 2006-4, Class A2D
0.44%	05/25/37	[2]	36,886,000	17,431,744
Park Place Securities, Inc., Series
2004-MHQ1, Class M1
1.25%	12/25/34	[2]	4,246,245	4,247,869
Popular ABS Mortgage Pass-Through Trust,
Series 2005-3, Class AF6 (STEP)
4.76%	07/25/35		2,088,003	2,111,837
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP)
4.87%	01/25/36		22,910,000	16,194,002
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
0.51%	06/25/47	[2]	23,015,500	12,662,949
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.50%	08/25/33	[2]	1,799,889	1,830,736
Residential Accredit Loans, Inc., Series
2003-QS3, Class A4
5.50%	02/25/18		121,668	126,558
Residential Accredit Loans, Inc., Series
2005-QA10, Class A31
3.77%	09/25/35	[2]	1,298,178	1,054,910
Residential Accredit Loans, Inc., Series
2005-QA12, Class CB1
3.76%	12/25/35	[2]	8,714,023	6,376,051
Residential Accredit Loans, Inc., Series
2005-QA4, Class A41
3.24%	04/25/35	[2]	9,540,318	9,089,977
Residential Accredit Loans, Inc., Series
2005-QA7, Class A1
3.86%	07/25/35	[2]	7,681,805	5,709,604

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series
2005-QA8, Class CB21
3.50%	07/25/35	[2]	$6,796,832	$5,584,937
Residential Accredit Loans, Inc., Series
2005-QA9, Class CB11
3.37%	08/25/35	[2]	14,538,923	12,050,063
Residential Accredit Loans, Inc., Series
2005-QO4, Class 2A1
0.48%	12/25/45	[2]	2,911,484	2,136,757
Residential Accredit Loans, Inc., Series
2005-QO5, Class A1
1.18%	01/25/46	[2]	15,361,072	10,440,821
Residential Accredit Loans, Inc., Series
2006-Q08, Class 1A2A
0.35%	10/25/46	[2]	14,706,958	13,745,557
Residential Accredit Loans, Inc., Series
2006-Q09, Class 1A2A
0.35%	12/25/46	[2]	26,292,738	24,819,569
Residential Accredit Loans, Inc., Series
2006-QA1, Class A21
3.85%	01/25/36	[2]	5,391,691	4,160,407
Residential Accredit Loans, Inc., Series
2006-QS10, Class AV (IO)
0.54%	08/25/36	[2,6]	78,724,370	1,992,120
Residential Accredit Loans, Inc., Series
2006-QS12, Class 2A9
0.58%	09/25/36	[2]	671,582	355,617
Residential Accredit Loans, Inc., Series
2006-QS2, Class 1AV (IO)
0.48%	02/25/36	[2,6]	263,281,231	5,147,543
Residential Accredit Loans, Inc., Series
2006-QS7, Class AV (IO)
0.67%	06/25/36	[2,6]	135,532,184	3,367,839
Residential Accredit Loans, Inc., Series
2006-QS8, Class AV (IO)
0.77%	08/25/36	[2,6]	333,590,676	13,201,684
Residential Accredit Loans, Inc., Series
2007-QS10, Class AV (IO)
0.45%	09/25/37	[2,6]	197,578,201	3,666,656
Residential Accredit Loans, Inc., Series
2007-QS4, Class 3AV (IO)
0.37%	03/25/37	[2,6]	126,832,594	1,914,158
Residential Accredit Loans, Inc., Series
2007-QS5, Class AV (IO)
0.24%	03/25/37	[2,6]	159,698,472	1,474,815
Residential Accredit Loans, Inc., Series
2007-QS6, Class AV (IO)
0.32%	04/25/37	[2,6]	353,247,416	5,565,590
Residential Accredit Loans, Inc., Series
2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[2,6]	105,035,327	1,664,232

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 68

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series
2007-QS8, Class AV (IO)
0.39%	06/25/37	[2,6]	$267,389,619	$4,275,159
Residential Asset Mortgage Products, Inc.,
Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33		472,260	502,687
Residential Asset Mortgage Products, Inc.,
Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		334,201	332,026
Residential Asset Mortgage Products, Inc.,
Series 2003-RS9, Class AI6A (STEP)
6.11%	10/25/33		39,191	38,596
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12, Class MII2
1.40%	12/25/34	[2]	1,523,105	1,479,584
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A8
6.50%	11/25/31		97,778	101,147
Residential Asset Mortgage Products, Inc.,
Series 2004-SL3, Class A2
6.50%	12/25/31		87,300	88,068
Residential Asset Mortgage Products, Inc.,
Series 2005-RS8, Class A2
0.49%	10/25/33	[2]	20,573	20,396
Residential Asset Securitization Trust, Series
2004-IP2, Class 1A1
2.71%	12/25/34	[2]	551,823	562,799
Residential Asset Securitization Trust, Series
2004-IP2, Class 2A1
2.75%	12/25/34	[2]	37,475	37,611
Residential Asset Securitization Trust, Series
2004-IP2, Class 3A1
2.70%	12/25/34	[2]	1,510,289	1,504,626
Residential Asset Securitization Trust, Series
2006-A7CB, Class 1A3
6.25%	07/25/36		2,682,603	2,452,948
Residential Funding Mortgage Securities I,
Inc., Series 2005-SA5, Class 1A
3.17%	11/25/35	[2]	15,984,969	12,802,353
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA3, Class 3A1
5.95%	09/25/36	[2]	3,377,480	2,916,275
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA3, Class 4A1
6.08%	09/25/36	[2]	1,570,067	1,353,327
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA4, Class 2A1
3.85%	11/25/36	[2]	272,680	234,080
Residential Funding Mortgage Securities I,
Inc., Series 2007-SA2, Class 2A2
3.22%	04/25/37	[2]	1,858,220	1,607,571

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II,
Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		$174,031	$165,753
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		118,206	117,258
Residential Funding Mortgage Securities
Trust, Series 2003-S7, Class A7
5.50%	05/25/33		3,464,664	3,622,957
Residential Funding Mortgage Securities
Trust, Series 2004-S2, Class A9
5.50%	03/25/34		1,826,756	1,963,929
Residential Funding Mortgage Securities
Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		1,337,134	1,401,384
Saxon Asset Securities Trust, Series 2001-2,
Class AF6 (STEP)
6.81%	06/25/16		30,297	32,138
Saxon Asset Securities Trust, Series 2005-2,
Class M1
0.62%	10/25/35	[2]	26,694,202	26,713,649
Saxon Asset Securities Trust, Series 2007-1,
Class A2C
0.35%	01/25/47	[2]	13,135,000	7,618,108
Saxon Asset Securities Trust, Series 2007-3,
Class 2A3
0.60%	09/25/47	[2]	32,174,000	17,327,259
Securitized Asset Backed Receivables LLC
Trust, Series 2005-FR3, Class M1
0.91%	04/25/35	[2]	2,623,625	2,561,211
Securitized Asset Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
0.43%	02/25/37	[2]	76,258,594	33,344,108
Securitized Asset Backed Receivables LLC
Trust, Series 2007-BR3, Class A2B
0.42%	04/25/37	[2]	49,068,911	25,914,028
Securitized Asset Backed Receivables LLC
Trust, Series 2007-BR5, Class A2A
0.33%	05/25/37	[2]	31,581,408	17,454,823
Securitized Asset Backed Receivables LLC
Trust, Series 2007-BR5, Class A2C
0.55%	05/25/37	[2]	21,387,973	11,927,157
Securitized Asset Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
0.35%	12/25/36	[2]	53,631,205	27,400,531
Securitized Asset Backed Receivables LLC
Trust, Series 2007-NC2, Class A2B
0.34%	01/25/37	[2]	30,160,000	17,700,693
Securitized Asset Backed Receivables LLC,
Series 2007-BR1, Class A2A
0.31%	02/25/37	[2]	9,906,226	5,405,268

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2013

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Securitized Asset Backed Receivables LLC,
Series 2007-BR1, Class A2B
0.47%	02/25/37	[2]	$48,512,931	$27,227,519
Sequoia Mortgage Trust, Series 2004-3,
Class A
0.94%	05/20/34	[2]	1,984,694	1,895,567
SG Mortgage Securities Trust, Series
2006-FRE1, Class A1B
0.47%	02/25/36	[2]	2,293,661	1,433,935
SG Mortgage Securities Trust, Series
2007-NC1, Class A2
0.44%	12/25/36	[2,3]	14,708,229	7,122,181
Soundview Home Equity Loan Trust, Series
2006-WF2, Class A2C
0.34%	12/25/36	[2]	41,985,720	41,067,455
Soundview Home Equity Loan Trust, Series
2007-NS1, Class A4
0.50%	01/25/37	[2]	12,405,000	7,088,542
Specialty Underwriting & Residential Finance
Trust, Series 2007-AB1, Class A2D
0.55%	03/25/37	[2]	3,720,624	1,974,848
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 3A3
2.65%	02/25/34	[2]	56,908	56,546
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 1A
2.77%	10/25/34	[2]	402,724	391,893
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-16, Class 3A1
2.82%	11/25/34	[2]	26,012,982	26,560,037
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-17, Class A1
1.32%	11/25/34	[2]	116,534	112,925
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-20, Class 1A2
2.63%	01/25/35	[2]	1,693,323	1,532,118
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-1, Class 5A1
2.91%	02/25/36	[2]	5,170,251	5,084,240
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-4, Class 1A1
0.44%	05/25/37	[2]	5,012,185	3,051,716
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-9, Class 2A1
2.91%	10/25/47	[2]	2,161,622	1,502,864
Structured Asset Investment Loan Trust,
Series 2006-1, Class A3
0.40%	01/25/36	[2]	18,927,581	18,489,010
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 24A1
2.38%	05/25/36	[2]	875,737	552,699

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A9
0.35%	08/25/36	[2]	$2,969,957	$2,965,774
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR3, Class 1A2
0.37%	04/25/37	[2]	15,059,873	14,911,924
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR6, Class A1
1.68%	08/25/47	[2]	160,845,259	126,651,326
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2007-BC1, Class A2
0.25%	02/25/37	[2]	4,223	4,219
Structured Asset Securities Corp., Series
1997-2, Class 2A4
7.25%	03/28/30		3,744	3,800
Structured Asset Securities Corp., Series
2001-15A, Class 4A1
2.31%	10/25/31	[2]	11,982	12,174
Structured Asset Securities Corp., Series
2003-26A, Class 3A5
2.59%	09/25/33	[2]	766,545	746,162
Structured Asset Securities Corp., Series
2003-34A, Class 5A4
2.72%	11/25/33	[2]	5,124,524	5,221,967
Structured Asset Securities Corp., Series
2003-7H, Class A12
6.50%	03/25/33		61,939	65,428
Structured Asset Securities Corp., Series
2005-17, Class 4A4
5.50%	10/25/35		11,859,260	12,391,542
Structured Asset Securities Corp., Series
2005-WF4, Class A4
0.56%	11/25/35	[2]	19,669,078	19,585,406
Structured Asset Securities Corp., Series
2006-WF1, Class A5
0.50%	02/25/36	[2]	24,283,332	23,810,135
Structured Asset Securities Corp., Series
2006-WF2, Class A3
0.35%	07/25/36	[2]	15,692,509	15,608,742
Structured Asset Securities Corp., Series
2006-WF2, Class A4
0.51%	07/25/36	[2]	43,826,000	40,127,743
Structured Asset Securities Corp., Series
2006-WF3, Class A3
0.35%	09/25/36	[2]	6,700,666	6,517,171
Structured Asset Securities Corp., Series
2007-BC4, Class A3
0.45%	11/25/37	[2]	8,158,157	7,995,042
Structured Asset Securities Corp., Series
2007-EQ1, Class A4
0.45%	03/25/37	[2]	26,325,800	15,024,858

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 70

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 1A1
3.15%	06/25/37	[2]	$16,484,973	$14,844,298
Thornburg Mortgage Securities Trust, Series
2004-4, Class 2A
2.39%	12/25/44	[2]	439,933	434,655
Vanderbilt Acquisition Loan Trust, Series
2002-1, Class A4
6.57%	05/07/27	[2]	2,760,324	2,909,090
Wachovia Mortgage Loan Trust LLC, Series
2006-AMN1, Class A3
0.44%	08/25/36	[2]	2,017,885	1,188,806
WaMu Asset Backed Certificates, Series
2007-HE1, Class 2A2
0.31%	01/25/37	[2]	6,528,609	3,488,833
WaMu Asset Backed Certificates, Series
2007-HE1, Class 2A3
0.35%	01/25/37	[2]	60,266,407	32,376,861
WaMu Asset Backed Certificates, Series
2007-HE1, Class 2A4
0.43%	01/25/37	[2]	20,230,415	10,982,718
WaMu Asset Backed Certificates, Series
2007-HE2, Class 2A4
0.56%	04/25/37	[2]	1,680,478	848,333
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.49%	01/25/33	[2]	19,996	20,476
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	54,978	56,640
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
2.55%	06/25/34	[2]	165,445	168,405
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
0.67%	05/25/44	[2]	160,430	152,666
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
0.52%	08/25/45	[2]	107,097,713	100,856,594
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.46%	10/25/35	[2]	310,000	294,529
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.90%	12/25/35	[2]	15,197,490	14,563,360
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
0.46%	11/25/45	[2]	43,087,821	39,505,348
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
0.51%	01/25/45	[2]	3,375,662	3,261,683

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
0.43%	04/25/45	[2]	$465,913	$428,733
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
0.47%	07/25/45	[2]	454,155	421,772
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
1.25%	01/25/46	[2]	87,470,576	84,808,873
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
4.73%	12/25/36	[2]	2,490,769	2,316,496
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
1.12%	05/25/46	[2]	1,912,734	1,767,198
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
1.16%	07/25/46	[2]	6,081,669	4,661,174
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR9, Class 2A
2.46%	08/25/46	[2]	2,064,434	1,930,351
WaMu Mortgage Pass-Through Certificates,
Series 2007-HE2, Class 2A3
0.45%	04/25/37	[2]	38,127,681	18,988,920
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 1A1
2.45%	02/25/37	[2]	2,857,034	2,264,702
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 4A1
2.64%	02/25/37	[2]	1,152,040	987,202
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY6, Class 2A1
4.72%	06/25/37	[2]	933,052	776,378
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
5.05%	07/25/37	[2]	990,212	914,914
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
0.88%	02/25/47	[2]	6,524,109	5,019,934
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA3, Class 5A
2.21%	04/25/47	[2]	8,705,331	5,843,675
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-3,
Class 2A3
0.75%	05/25/35	[2]	11,153,792	8,003,354
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-4,
Class CB13
0.70%	06/25/35	[2]	15,972,074	12,054,175
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR2,
Class A1A
1.12%	04/25/46	[2]	19,283,721	13,068,790

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2013

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR3,
Class A1A
1.15%	05/25/46	[2]	$35,555,077	$23,157,893
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR4,
Class DA
1.15%	06/25/46	[2]	5,872,440	2,935,291
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR7,
Class A1A
1.10%	09/25/46	[2]	10,918,258	5,949,326
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR8,
Class 2A
1.03%	10/25/46	[2]	1,613,496	951,735
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR9,
Class 2A
1.02%	11/25/46	[2]	49,716,473	29,362,276
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-1,
Class 2A1
6.00%	01/25/22		1,047,573	1,013,048
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA1,
Class 2A
0.89%	12/25/46	[2]	10,584,777	5,719,939
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA2,
Class 2A
0.88%	01/25/47	[2]	26,039,120	14,590,174
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA3,
Class 2A
0.93%	02/25/47	[2]	47,577,442	27,096,438
Washington Mutual MSC Mortgage
Pass-Through CTFS, Series 2002-AR1,
Class 1A1
2.49%	11/25/30	[2]	762,925	759,712
Wells Fargo Alternative Loan Trust, Series
2007-PA5, Class 1A1
6.25%	11/25/37		814,258	779,120
Wells Fargo Home Equity Trust, Series
2004-2, Class AI6
5.00%	05/25/34	[2]	9,173,484	9,442,308
Wells Fargo Home Equity Trust, Series
2005-3, Class AII3
0.54%	11/25/35	[2]	10,323,343	10,298,660
Wells Fargo Home Equity Trust, Series
2006-1, Class A3
0.35%	05/25/36	[2]	924,509	924,074
Wells Fargo Home Equity Trust, Series
2007-2, Class A1
0.29%	04/25/37	[2]	2,479,486	2,441,200

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage Backed Securities
Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		$11,758,747	$12,713,016
Wells Fargo Mortgage Backed Securities
Trust, Series 2003-M, Class A1
4.68%	12/25/33	[2]	3,681,709	3,794,992
Wells Fargo Mortgage Backed Securities
Trust, Series 2004-L, Class A8
4.77%	07/25/34	[2]	1,277,898	1,308,200
Wells Fargo Mortgage Backed Securities
Trust, Series 2004-S, Class A1
2.63%	09/25/34	[2]	9,562,472	9,918,923
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		937,445	922,062
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR10, Class 5A1
2.61%	07/25/36	[2]	747,686	680,653
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR10, Class 5A3
2.61%	07/25/36	[2]	542,303	482,003
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR10, Class 5A6
2.61%	07/25/36	[2]	2,302,856	2,046,799
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR17, Class A1
2.63%	10/25/36	[2]	5,765,553	5,318,080
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR8, Class 1A3
2.68%	04/25/36	[2]	35,786	35,488

				4,234,547,524

U.S. Agency Mortgage-Backed — 29.21%
Fannie Mae (TBA)
2.50%	04/25/28		1,401,505,000	1,454,280,493
3.00%	04/25/43		876,335,000	904,131,207
Fannie Mae Pool (TBA)
3.50%	05/25/43		235,875,000	248,553,281
6.00%	06/25/41		169,615,000	185,648,918
Fannie Mae Pool 190375
5.50%	11/01/36		5,557,324	6,069,408
Fannie Mae Pool 233672
2.70%	09/01/23	[2]	16,539	17,873
Fannie Mae Pool 254232
6.50%	03/01/22		57,532	63,993
Fannie Mae Pool 308798
2.38%	04/01/25	[2]	4,927	5,193
Fannie Mae Pool 312155
2.17%	03/01/25	[2]	8,486	8,519
Fannie Mae Pool 313182
7.50%	10/01/26		7,669	8,934

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 72

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 467243
4.55%	01/01/21		$2,686,846	$3,116,855
Fannie Mae Pool 468587
3.84%	08/01/21		819,048	914,480
Fannie Mae Pool 545191
7.00%	09/01/31		10,075	11,109
Fannie Mae Pool 545831
6.50%	08/01/17		33,053	35,743
Fannie Mae Pool 555284
7.50%	10/01/17		1,868	2,029
Fannie Mae Pool 613142
7.00%	11/01/31		58,470	67,710
Fannie Mae Pool 625666
7.00%	01/01/32		22,138	26,401
Fannie Mae Pool 633698
7.50%	02/01/31		42,136	51,401
Fannie Mae Pool 637093
8.50%	03/01/32		13,371	14,609
Fannie Mae Pool 642322
2.67%	05/01/32	[2]	1,153	1,228
Fannie Mae Pool 646884
2.04%	05/01/32	[2]	7,678	7,771
Fannie Mae Pool 655928
7.00%	08/01/32		399,639	481,804
Fannie Mae Pool 725257
5.50%	02/01/34		4,523,081	4,984,152
Fannie Mae Pool 734922
4.50%	09/01/33		6,600,671	7,215,840
Fannie Mae Pool 735207
7.00%	04/01/34		45,225	50,023
Fannie Mae Pool 735224
5.50%	02/01/35		20,210,031	22,255,454
Fannie Mae Pool 735646
4.50%	07/01/20		5,491,904	5,920,718
Fannie Mae Pool 735651
4.50%	06/01/35		20,018,642	21,590,315
Fannie Mae Pool 735686
6.50%	12/01/22		166,421	185,111
Fannie Mae Pool 740297
5.50%	10/01/33		10,174	11,204
Fannie Mae Pool 745592
5.00%	01/01/21		28,944	31,312
Fannie Mae Pool 817611
5.26%	11/01/35	[2]	1,677,512	1,807,489
Fannie Mae Pool 839109
5.26%	11/01/35	[2]	39,729	42,862
Fannie Mae Pool 841031
5.20%	11/01/35	[2]	111,612	120,278

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 844773
5.23%	12/01/35	[2]	$33,577	$36,233
Fannie Mae Pool 888412
7.00%	04/01/37		2,860,783	3,204,494
Fannie Mae Pool 889125
5.00%	12/01/21		17,700,391	19,126,626
Fannie Mae Pool 889184
5.50%	09/01/36		17,897,413	19,708,781
Fannie Mae Pool 895606
5.80%	06/01/36	[2]	81,717	87,914
Fannie Mae Pool 908408
5.52%	04/01/37	[2]	8,577,245	9,219,856
Fannie Mae Pool 918445
5.76%	05/01/37	[2]	248,268	266,593
Fannie Mae Pool 933033
6.50%	10/01/37		4,429,753	4,903,874
Fannie Mae Pool AB1613
4.00%	10/01/40		87,863,874	96,533,196
Fannie Mae Pool AB1803
4.00%	11/01/40		91,492,377	100,744,549
Fannie Mae Pool AB1960
4.00%	12/01/40		53,411,324	57,594,515
Fannie Mae Pool AB2051
3.50%	01/01/26		124,170,048	134,475,966
Fannie Mae Pool AB2127
3.50%	01/01/26		69,980,462	75,283,106
Fannie Mae Pool AB3679
3.50%	10/01/41		30,702,011	32,632,780
Fannie Mae Pool AB3864
3.50%	11/01/41		25,079,933	26,665,063
Fannie Mae Pool AB3866
3.50%	11/01/41		90,380,302	95,753,691
Fannie Mae Pool AB4044
3.50%	12/01/41		38,475,711	40,763,212
Fannie Mae Pool AB4045
3.50%	12/01/41		26,164,043	27,891,278
Fannie Mae Pool AD0791
4.76%	02/01/20		19,130,079	22,363,602
Fannie Mae Pool AD0849
4.25%	02/01/20		29,687,322	33,798,632
Fannie Mae Pool AD0850
4.31%	02/01/20		49,796,209	57,044,311
Fannie Mae Pool AE0482
5.50%	01/01/38		42,294,748	46,555,299
Fannie Mae Pool AE0600
3.98%	11/01/20		41,577,880	46,900,289
Fannie Mae Pool AE0605
4.67%	07/01/20		33,078,065	38,585,659

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0918
3.66%	10/01/20		$6,281,131	$6,967,733
Fannie Mae Pool AH3429
3.50%	01/01/26		63,517,829	68,647,976
Fannie Mae Pool AH3780
4.00%	02/01/41		37,248,316	41,109,762
Fannie Mae Pool AH4793
4.00%	02/01/41		108,358,234	117,453,559
Fannie Mae Pool AH4815
3.50%	02/01/26		156,205	169,170
Fannie Mae Pool AJ1404
4.00%	09/01/41		67,923,976	74,092,326
Fannie Mae Pool AL0209
4.50%	05/01/41		60,384,431	67,656,314
Fannie Mae Pool AL0290
4.45%	04/01/21		33,368,424	38,610,133
Fannie Mae Pool AL0600
4.30%	07/01/21		5,032,009	5,798,544
Fannie Mae Pool AL0834
4.06%	10/01/21		40,159,733	45,633,189
Fannie Mae Pool AL0851
6.00%	10/01/40		120,029,319	132,035,266
Fannie Mae Pool AL1410
4.50%	12/01/41		82,246,507	88,806,527
Fannie Mae Pool AL1445
4.34%	11/01/21		82,235,492	94,629,211
Fannie Mae Pool AL2602
2.65%	10/01/22		59,654	62,350
Fannie Mae Pool AL2669
4.48%	09/01/21		36,449,185	41,469,120
Fannie Mae Pool FN0000
3.58%	09/01/20		11,340,168	12,517,649
Fannie Mae Pool FN0001
3.76%	12/01/20		26,300,776	29,462,828
Fannie Mae Pool FN0002
3.31%	12/01/17		1,486,381	1,619,810
Fannie Mae Pool FN0003
4.30%	01/01/21		9,047,509	10,400,030
Fannie Mae Pool FN0005
3.38%	11/01/20		43,824,298	47,836,788
Fannie Mae Pool FN0010
3.84%	09/01/20		349,370	391,291
Fannie Mae Pool MA1168
2.50%	09/01/22		104,171,643	108,997,717
Fannie Mae Pool MA1278
2.50%	12/01/22		96,176,686	100,632,369
Fannie Mae REMICS, Series 2006-49,
Class SE
28.18%	04/25/36	[2]	10,659,768	18,591,299

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-17,
Class SI (IO)
6.20%	03/25/37	[2]	$17,443,464	$2,079,959
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
6.40%	10/25/40	[2]	24,594,388	3,121,028
Fannie Mae Whole Loan, Series 2003-W2,
Class 2A9
5.90%	07/25/42		61,266	71,850
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		1,913	2,128
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		707	761
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		14,836	16,380
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		2,429	2,897
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	125,217	108,081
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[2]	259,630	3,715
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		38,671	43,064
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		54,196	62,511
Fannie Mae, Series 1997-34, Class SA
5.33%	10/25/23	[2]	13,095	13,853
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		157,304	176,328
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		244,020	279,971
Fannie Mae, Series 2003-106, Class WG
4.50%	11/25/23		32,004,000	35,371,131
Fannie Mae, Series 2005-104, Class NI (IO)
6.50%	03/25/35	[2]	66,195,509	10,570,741
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		41,405,649	45,310,284
Fannie Mae, Series 2005-92, Class US (IO)
5.90%	10/25/25	[2]	25,009,890	3,424,364
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		1,165,000	1,229,205
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		400,000	420,479
Fannie Mae, Series 2006-80, Class PG
6.00%	06/25/35		13,956,249	14,307,226
Fannie Mae, Series 2007-34, Class SB (IO)
5.91%	04/25/37	[2]	21,136,674	3,295,066
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		7,325,368	8,144,467

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 74

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2010-17, Class SB (IO)
6.15%	03/25/40	[2]	$32,798,845	$5,208,522
Fannie Mae, Series 2010-43, Class KS (IO)
6.22%	05/25/40	[2]	61,748,162	10,253,782
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		50,150,309	6,629,244
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,464,932
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	27,919,452
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	148,169,217	155,180,006
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	116,370,444	119,754,287
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		457	504
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		9,530	10,902
Freddie Mac Gold Pool (TBA)
3.00%	04/15/43		112,765,000	115,830,798
Freddie Mac Gold Pool A14189
4.00%	10/01/33		101,402	108,322
Freddie Mac Gold Pool A24156
6.50%	10/01/31		944,375	1,103,842
Freddie Mac Gold Pool A25162
5.50%	05/01/34		9,397,552	10,300,598
Freddie Mac Gold Pool A39012
5.50%	06/01/35		55,209	60,393
Freddie Mac Gold Pool A54856
5.00%	01/01/34		12,149,876	13,191,602
Freddie Mac Gold Pool A61164
5.00%	04/01/36		64,072	69,295
Freddie Mac Gold Pool A97038
4.00%	02/01/41		33,575,602	36,527,807
Freddie Mac Gold Pool C01492
5.00%	02/01/33		3,197,321	3,472,648
Freddie Mac Gold Pool C46104
6.50%	09/01/29		61,172	69,674
Freddie Mac Gold Pool C55789
7.50%	10/01/27		28,078	32,534
Freddie Mac Gold Pool C90573
6.50%	08/01/22		200,325	225,724
Freddie Mac Gold Pool E02402
6.00%	10/01/22		57,799	63,897
Freddie Mac Gold Pool G00992
7.00%	11/01/28		3,576	4,269
Freddie Mac Gold Pool G01515
5.00%	02/01/33		3,159,736	3,431,906

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G01601
4.00%	09/01/33	$508,114	$542,788
Freddie Mac Gold Pool G01611
4.00%	09/01/33	155,832	166,466
Freddie Mac Gold Pool G02579
5.00%	12/01/34	4,265,793	4,631,541
Freddie Mac Gold Pool G02884
6.00%	04/01/37	16,153,707	17,845,521
Freddie Mac Gold Pool G02955
5.50%	03/01/37	13,248,772	14,914,149
Freddie Mac Gold Pool G03357
5.50%	08/01/37	4,936,925	5,365,049
Freddie Mac Gold Pool G03676
5.50%	12/01/37	11,679,423	12,955,523
Freddie Mac Gold Pool G03783
5.50%	01/01/38	6,732,604	7,329,070
Freddie Mac Gold Pool G03985
6.00%	03/01/38	78,971	86,816
Freddie Mac Gold Pool G04438
5.50%	05/01/38	23,761,951	26,320,457
Freddie Mac Gold Pool G04703
5.50%	08/01/38	28,596,151	30,984,231
Freddie Mac Gold Pool G04706
5.50%	09/01/38	484,539	545,446
Freddie Mac Gold Pool G05866
4.50%	02/01/40	48,897,038	54,541,080
Freddie Mac Gold Pool G06498
4.00%	04/01/41	61,316,427	67,397,611
Freddie Mac Gold Pool G06499
4.00%	03/01/41	29,339,052	32,125,040
Freddie Mac Gold Pool G06620
4.50%	07/01/41	78,985,542	88,192,295
Freddie Mac Gold Pool G11707
6.00%	03/01/20	1,898,895	2,049,645
Freddie Mac Gold Pool G12393
5.50%	10/01/21	13,935,622	15,059,182
Freddie Mac Gold Pool G12399
6.00%	09/01/21	7,531	8,273
Freddie Mac Gold Pool G12824
6.00%	08/01/22	5,819,758	6,507,275
Freddie Mac Gold Pool G12909
6.00%	11/01/22	15,176,740	16,968,351
Freddie Mac Gold Pool G13032
6.00%	09/01/22	3,394,798	3,793,848
Freddie Mac Gold Pool G13058
4.50%	10/01/20	10,600,548	11,290,776
Freddie Mac Gold Pool H00790
5.50%	05/01/37	165,488	177,801

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool H05069
5.50%	05/01/37		$11,421,059	$12,290,131
Freddie Mac Gold Pool H09082
6.50%	09/01/37		42,711	47,346
Freddie Mac Gold Pool J13884
3.50%	12/01/25		138,703,474	148,476,428
Freddie Mac Gold Pool Q09896
3.50%	08/01/42		35,088,035	37,042,092
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K013,
Class A2
3.97%	01/25/21	[2]	22,640,000	25,668,292
Freddie Mac Non Gold Pool 1B1928
2.87%	08/01/34	[2]	55,363	59,050
Freddie Mac Non Gold Pool 1B3413
5.88%	05/01/37	[2]	85,003	91,911
Freddie Mac Non Gold Pool 1J0045
2.52%	01/01/36	[2]	102,685	109,308
Freddie Mac Non Gold Pool 781415
2.36%	04/01/34	[2]	3,367,860	3,578,156
Freddie Mac Non Gold Pool 781469
2.36%	04/01/34	[2]	2,643,716	2,824,937
Freddie Mac Non Gold Pool 788498
2.60%	02/01/30	[2]	281,685	299,763
Freddie Mac Non Gold Pool 847288
2.44%	05/01/34	[2]	3,901,027	4,114,313
Freddie Mac REMICS, Series 3019,
Class SW (IO)
7.00%	08/15/35	[2]	9,004,199	1,505,490
Freddie Mac REMICS, Series 3300,
Class SA (IO)
7.00%	08/15/35	[2]	3,980,957	547,461
Freddie Mac REMICS, Series 3425,
Class SV (IO)
5.85%	08/15/35	[2]	11,463,904	1,445,203
Freddie Mac REMICS, Series 3891,
Class HS (IO)
5.75%	07/15/41	[2]	30,959,386	4,305,042
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		438	488
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		1,921	2,143
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		8,709	9,647
Freddie Mac, Series 165, Class K
6.50%	09/15/21		243	264
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		258,407	300,365
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		134,378	151,044

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		$33,036	$37,837
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		1,057,692	1,108,574
Freddie Mac, Series 2209, Class TC
8.00%	01/15/30		173,911	202,637
Freddie Mac, Series 2433, Class SA
20.40%	02/15/32	[2]	41,724	65,773
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		149,944	168,974
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		30,366	2,980
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		694,211	705,936
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,680
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	10,281,831
Freddie Mac, Series 3067, Class SI (IO)
6.45%	11/15/35	[2]	39,319,609	6,175,940
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		360,000	384,764
Freddie Mac, Series 3345, Class FP
0.40%	11/15/36	[2]	17,454,046	17,470,860
Freddie Mac, Series 3345, Class PF
0.38%	05/15/36	[2]	19,062,108	19,081,313
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		63,569,507	9,614,653
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40		66,277,000	76,932,486
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41		18,155,000	20,030,384
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41		9,215,000	9,761,250
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41		32,095,702	35,844,259
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		110,205,000	111,417,751
Ginnie Mae I Pool 782817
4.50%	11/15/39		59,242,438	66,527,410
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		181,235,000	189,362,248
3.50%	04/20/43		95,355,000	101,970,253
Ginnie Mae II Pool 2631
7.00%	08/20/28		5,941	6,891
Ginnie Mae II Pool 80968
1.75%	07/20/34	[2]	40,614	42,564
Ginnie Mae II Pool 81267
1.62%	03/20/35	[2]	78,894	82,300

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 76

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8631
2.00%	05/20/25	[2]	$12,348	$12,892
Ginnie Mae II Pool 8644
2.50%	06/20/25	[2]	20,146	21,100
Ginnie Mae, Series 2000-22, Class SG (IO)
10.60%	05/16/30	[2]	566,689	102,725
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		12,738	6
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		24,316,389	26,858,911
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		180,000	194,532
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		22,586,081	26,416,782
Ginnie Mae, Series 2007-35, Class PY (IO)
6.55%	06/16/37	[2]	54,694,657	9,677,279
Ginnie Mae, Series 2009-106, Class SD (IO)
6.05%	03/20/36	[2]	50,624,461	8,078,191
Ginnie Mae, Series 2009-106, Class XI (IO)
6.60%	05/20/37	[2]	136,054,358	23,163,486
Ginnie Mae, Series 2009-124, Class SC (IO)
6.28%	12/20/39	[2]	22,094,909	3,125,495
Ginnie Mae, Series 2010-116, Class MP
3.50%	09/16/40		223,161	243,177
Ginnie Mae, Series 2010-4, Class SM (IO)
5.60%	01/16/40	[2]	46,380,535	5,491,455
Ginnie Mae, Series 2010-6, Class BS (IO)
6.30%	09/16/39	[2]	24,737,570	3,160,403
Ginnie Mae, Series 2011-50, Class PS (IO)
5.90%	02/20/41	[2]	109,412,930	18,796,266
NCUA Guaranteed Notes, Series 2010-C1,
Class A2
2.90%	10/29/20		773,000	824,559
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.65%	10/07/20	[2]	38,927,592	39,129,833
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.76%	12/08/20	[2]	50,463,687	50,909,185
NCUA Guaranteed Notes, Series 2010-R3,
Class 2A
0.76%	12/08/20	[2]	42,109,694	42,609,746
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.73%	03/09/21	[2]	5,891,470	5,931,792

				7,264,139,097

Total Mortgage-Backed
(Cost $11,897,739,493)				12,641,578,000

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 1.91%*
California — 0.88%
Los Angeles Department of Water & Power,
Build America Bonds
6.57%	07/01/45	$36,785,000	$52,002,587
Los Angeles Department of Water & Power,
Build America Bonds, Series SY
6.01%	07/01/39	350,000	445,172
State of California, Build America Bonds
5.70%	11/01/21	24,215,000	29,392,167
6.65%	03/01/22	10,195,000	12,864,867
7.30%	10/01/39	21,990,000	30,523,879
7.35%	11/01/39	25,000,000	34,913,000
7.95%	03/01/36	7,350,000	9,203,597
State of California, Build America Bonds,
Various Purpose
7.50%	04/01/34	3,885,000	5,411,183
State of California, Taxable, Various Purpose
5.50%	03/01/16	8,450,000	9,569,541
6.20%	03/01/19	10,675,000	12,989,767
6.20%	10/01/19	17,895,000	21,949,649

			219,265,409

Illinois — 0.61%
State of Illinois, Build America Bonds
6.20%	07/01/21	30,175,000	34,022,011
7.35%	07/01/35	8,910,000	10,693,515
State of Illinois, Build America Bonds,
Series S
6.63%	02/01/35	11,275,000	12,685,615
State of Illinois, Taxable Bonds
4.07%	01/01/14	1,425,000	1,456,934
4.95%	06/01/23	26,060,000	27,295,505
5.67%	03/01/18	4,140,000	4,733,717
5.88%	03/01/19	16,000,000	18,382,560
State of Illinois, Taxable-Pension
4.35%	06/01/18	6,125,000	6,508,731
5.10%	06/01/33	35,635,000	35,127,201

			150,905,789

New Jersey — 0.07%
New Jersey State Turnpike Authority A, Build
America Bonds, Taxable
7.10%	01/01/41	10,550,000	14,899,237
New Jersey State Turnpike Authority, Build
America Bonds
7.41%	01/01/40	2,495,000	3,641,328

			18,540,565

New York — 0.00%
City of New York, Build America Bonds
5.82%	10/01/31	220,000	259,057

See accompanying notes to Schedule of Portfolio Investments.

77 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		$250,000	$309,450
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		400,000	480,896

				1,049,403

Texas — 0.35%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		68,275,000	86,152,126
County of Harris Texas, Prerefunded, Flood Control Bonds, Series B
5.25%	10/01/13		7,000	7,172
North Texas Tollway Authority, Build America Bonds
6.72%	01/01/49		50,000	67,965

				86,227,263

Total Municipal Bonds (Cost $431,221,890)				475,988,429

U.S. AGENCY SECURITIES — 0.79%
U.S. Agency Securities — 0.79%
Freddie Mac
0.44%	11/18/13	[2]	50,000,000	50,100,150
0.50%	09/14/15		145,325,000	145,409,289

Total U.S. Agency Securities (Cost $195,321,840)				195,509,439

U.S. TREASURY SECURITIES — 29.95%
U.S. Treasury Bonds — 2.50%
U.S. Treasury Bonds
2.75%	08/15/42		233,250,000	216,448,769
3.13%	02/15/42		155,870,000	156,673,666
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
2.13%	02/15/41	[10]	95,370,000	141,891,934
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[9]	158,200,000	107,017,870

				622,032,239

U.S. Treasury Notes — 27.45%
U.S. Treasury Notes
0.38%	01/15/16		42,000,000	42,049,224
0.63%	09/30/17		200,280,000	199,920,097
0.75%	06/30/17		850,180,000	855,228,369
0.75%	10/31/17		821,220,000	823,601,866
0.75%	12/31/17		945,586,800	946,870,340

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
0.75%	03/31/18		$384,045,000	$383,744,965
0.88%	04/30/17		330,985,000	334,993,228
1.00%	07/15/13		159,280,000	159,721,843
1.13%	06/15/13		136,280,000	136,588,810
1.38%	05/15/13		77,890,000	78,020,855
1.63%	11/15/22		491,095,000	482,837,969
3.50%	02/15/18		289,560,000	327,881,529
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/16	[10]	485,560,000	538,416,786
0.13%	04/15/17	[10]	789,705,000	863,937,879
0.50%	04/15/15	[10]	212,555,000	237,345,743
1.25%	04/15/14	[10]	216,690,000	243,681,038
1.88%	07/15/13	[10]	110,285,000	141,050,035
2.00%	01/15/14	[10]	21,625,000	27,857,712

				6,823,748,288

Total U.S. Treasury Securities (Cost $7,436,431,856)				7,445,780,527

Total Bonds – 107.54% (Cost $25,542,340,110)				26,738,470,828

Issues			Shares	Value
COMMON STOCK — 0.12%
Electric — 0.12%
Dynegy, Inc.[7]			1,255,250	30,113,443

Total Common Stock (Cost $24,138,454)

Issues			Notional Amount	Value
PURCHASED SWAPTIONS — 0.12%

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 2.65% annually; Option Expiration Date of 03/27/14. Counterparty: Barclays, Inc.			272,400	512,452

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 2.65% annually; Option Expiration Date of 03/27/14. Counterparty: Citigroup, Inc.			1,063,150	2,000,049

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 2.65% annually; Option Expiration Date of 03/27/14. Counterparty: CS First Boston			1,269,550	2,388,338

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 78

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues		Notional Amount	Value
PURCHASED SWAPTIONS (continued)

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Barclays, Inc.		$ 166,500	$1,131,477

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Citigroup, Inc.		1,065,850	7,243,154

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Deutsche Bank AG		1,571,350	10,678,361

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Goldman Sachs Group, Inc.		994,500	6,758,284

Total Purchased Swaptions (Cost $33,284,743)			30,712,115

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.85%
Commercial Paper — 1.33%
RBS Holdings USA, Inc.
0.35%[11]	08/20/13	130,295,000	130,114,997
UBS Finance Delaware, LLC
0.23%[11]	06/21/13	200,000,000	199,888,240

			330,003,237

Foreign Government Obligations — 1.55%
Mexico Cetes Discount Treasury Bills (Mexico)
0.00%[11]	04/04/13[5,9]	30,601,800,000	247,567,991
0.00%[11]	06/13/13[5,9]	17,122,895,000	137,468,922

			385,036,913

Money Market Funds — 2.05%
BlackRock Liquidity Funds TempFund Portfolio
0.10%[12]		248,716,000	248,716,000
Dreyfus Cash Advantage Fund
0.07%[12,13]		13,255,000	13,255,000
DWS Money Market Series Institutional Funds
0.10%[12]		$ 248,716,000	$248,716,000

			510,687,000

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)

Repurchase Agreements — 2.23%
Goldman Sachs (Dated 3/26/13, total to be received $285,006,096, (collateralized by U.S. government sponsored agency obligations, 0.42% to 6.25%, due from 6/5/15 to 5/15/29, par and fair value of $248,135,000 and $290,700,563, respectively))
0.11%	04/02/13		285,000,000	285,000,000
RBS (Dated 3/28/13, total to be received $269,004,782, (collateralized by U.S. government sponsored agency obligations, 0.25% to 7.25%, due from 5/29/13 to 7/15/32, par and fair value of $251,492,000 and $274,381,341, respectively))
0.16%	04/01/13		269,000,000	269,000,000

				554,000,000

U.S. Agency Discount Notes — 0.31%
Federal Home Loan Bank
0.11%[11]	07/17/13		77,965,000	77,953,383

U.S. Treasury Bills — 0.38%
U.S. Treasury Bills
0.05%[11]	04/04/13	[14]	88,345,000	88,344,915
0.07%[11]	05/23/13	[14]	3,560,000	3,559,705
0.08%[11]	05/23/13	[14]	1,510,000	1,509,875
0.10%[11]	05/23/13	[14]	300,000	299,975

				93,714,470

Total Short-Term Investments (Cost $1,942,844,227)				1,951,395,003

Total Investments – 115.63% (Cost $27,542,607,534)[1]				28,750,691,389

Liabilities in Excess of Other Assets – (15.63)%				(3,886,385,529)

NET ASSETS – 100.00%				$24,864,305,860

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Currency Purchased		Currency Sold		Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.85 Counterparty: Citigroup, Inc.
USD	66,747,091	MXP	857,600,000	$(2,639,784)
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.87 Counterparty: JPMorgan Chase & Co.
USD	93,430,396	MXP	1,202,580,000	(3,868,190)
Forward currency contract to sell Mexican Peso on 04/04/13 at 12.87 Counterparty: JPMorgan Chase & Co.
USD	77,701,285	MXP	1,000,000,000	(3,206,918)
Forward currency contract to sell Mexican Peso on 06/13/13 at 12.58 Counterparty: Barclays, Inc.
USD	133,929,911	MXP	1,685,374,000	(1,525,270)

Net unrealized (depreciation)				$(11,240,162)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
2,275	Euro Dollar Ninety Day,
	Expiration December 2014	$(34,125)
2,443	U.S. Treasury Ten Year Note,
	Expiration June 2013	2,692,960
1,628	U.S. Treasury Thirty Year Long Bond,
	Expiration June 2013	2,843,261

	Net unrealized appreciation	$5,502,096

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
2,275	Euro Dollar Ninety Day,
	Expiration December 2015	$(34,125)

	Net unrealized (depreciation)	$(34,125)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Deutsche Bank AG
03/15/26	$–	$176,000	$1,656,002	$1,656,002
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Barclays, Inc.
03/15/26	–	105,370	991,437	991,437
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	50,120	943,583	943,583
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	49,760	1,407,386	1,407,386

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc.
02/17/42	$–	$45,000	$2,287,859	$2,287,859
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley
02/17/42	–	45,000	2,287,859	2,287,859
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc.
02/17/42	–	54,815	2,499,823	2,499,823
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc.
08/15/42	–	53,985	2,928,961	2,928,961
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Deutsche Bank AG
03/15/46	–	78,900	(1,115,394)	(1,115,394)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Barclays, Inc.
03/15/46	–	47,250	(656,940)	(656,940)

	$–	$706,200	$13,230,576	$13,230,576

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

09/20/16	$1,244,130	$24,400	$(1,317,509)	$(73,379)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG

09/20/16	499,692	9,800	(529,164)	(29,472)

	$1,743,822	$34,200	$(1,846,673)	$(102,851)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2[c], due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	$(5,726,715)	$9,418	$1,889,433	$(3,837,282)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2[c], due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(5,556,679)	8,885	1,936,602	(3,620,077)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 80

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Expiration Date	Premiums (Received)	Notional Amount (000’s) [a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2[c], due 01/25/38. Counterparty: Morgan Stanley
01/25/38	$(5,382,341)	$8,884	$1,762,264	$(3,620,077)

	$(16,665,735)	$27,187	$5,588,299	$(11,077,436)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(735,540)	$63,960	$569,244	$(166,296)

	$(735,540)	$63,960	$569,244	$(166,296)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[c]

The ABX.HE indices represent a standardized basket of home equity ABS reference obligations grouped by rating. The index is created from qualifying deals of 20 of the largest sub-prime home equity ABS shelf programs from the six month period preceding the roll period. Market participants may sell or buy default protection of the overall basket by entering into a standard credit default swap with the index as the reference obligation

Notes:

[1]	Cost for federal income tax purposes is $27,558,626,897 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,380,817,140
Gross unrealized depreciation	(188,752,648)

Net unrealized appreciation	$1,192,064,492

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $2,578,365,418, representing 10.37% of total net assets.

[4]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
11/16/12	AMURF, Series 2012, Class B, 11.00%, 12/17/17	$15,996,356	$15,996,358	0.06%

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
05/05/11	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.45%, 01/28/18	$34,923,202	$35,036,854	0.14%
11/10/11	Chrysler Group LLC, Term Loan, 1st Lien, 6.00%, 05/24/17	36,371,332	39,320,923	0.16%
04/13/12	El Dorado, Secured Term Loan, 1st Lien, 0.00%, 04/03/17	15,211,379	15,347,377	0.06%
10/10/07	HCA, Inc., Term Loan EXT B3, 3.45%, 05/01/18	20,950,678	21,162,804	0.09%
09/26/12	Intelsat Jackson Holdings, Term Loan, 1st Lien, Series B-1, 4.50%, 04/02/18	15,760,517	16,014,638	0.07%
01/08/13	Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B, 0.57%, 08/25/21	9,439,612	9,665,350	0.04%
01/25/13	Panthera Aviation, Series 2013-1, 10.00%, 01/25/22	19,225,000	19,224,997	0.08%
03/06/13	Panthera Aviation, Series 2013-2, 10.00%, 03/20/24	34,625,000	34,625,034	0.13%
10/31/07	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.73%, 10/10/17	48,256,155	51,243,423	0.20%
02/25/13	Topaz Power Holdings LLC, Term Loan, 1st Lien, 0.00%, 02/26/20	18,872,949	19,258,795	0.08%

		$269,632,180	$276,896,553	1.11%

[5]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $88,920,736, which is 0.36% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2013.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of March 31, 2013.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $13,255,000.
[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $8,714,517.
†

Fair valued security. The aggregate value of fair valued securities is $153,998,390, which is 0.62% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2013

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2013

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(MXP): Mexican Peso

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 82

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.49%
ASSET-BACKED SECURITIES — 1.45%**
Alm Loan Funding, Series 2012-7A, Class B
(Cayman Islands)
3.45%	10/19/24	[2,3,4]	$3,250,000	$3,264,859
BlueMountain CLO Ltd. Series 2012-2A,
Class C (Cayman Islands)
3.06%	11/20/24	[2,3,4]	3,250,000	3,253,260
Cerberus Offshore Levered I LP, Series
2012-1A, Class B (Cayman Islands)
5.20%	11/30/18	[2,3,4]	1,850,000	1,880,488
CIFC Funding Ltd., Series 2012-2A,
Class A3L (Cayman Islands)
3.28%	12/05/24	[2,3,4]	3,250,000	3,259,587
Dryden XXV Senior Loan Fund, Series
2012-25A, Class C (Cayman Islands)
3.31%	01/15/25	[2,3,4]	2,420,000	2,427,369
Galaxy CLO Ltd., Series 2012-14A, Class C1
(Cayman Islands)
3.39%	11/15/24	[2,3,4]	1,850,000	1,853,019
Halcyon Loan Advisors Funding Ltd., Series
2012-2A, Class C (Cayman Islands)
3.13%	12/20/24	[2,3,4]	3,250,000	3,205,904
LCM LP, Series 12A, Class C
(Cayman Islands)
3.55%	10/19/22	[2,3,4]	2,300,000	2,310,505
LCM LP, Series 12A, Class D
(Cayman Islands)
4.80%	10/19/22	[2,3,4]	2,300,000	2,303,415
Oak Hill Credit Partners, Series 2012-7A,
Class C1 (Cayman Islands)
3.54%	11/20/23	[2,3,4]	2,800,000	2,817,973
Race Point CLO Ltd., Series 2012-7A,
Class C (Cayman Islands)
3.29%	11/08/24	[2,3,4]	3,250,000	3,256,474
Slater Mill Loan Fund LP, Series 2012-1A,
Class C (Cayman Islands)
4.09%	08/17/22	[2,3,4]	1,750,000	1,761,660
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.60%	10/20/23	[2,3,4]	2,300,000	2,305,969

Total Asset-Backed Securities
(Cost $33,037,275)				33,900,482

BANK LOANS — 10.56%*
Automotive — 0.78%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[3,5]	4,652,277	4,745,648
Navistar, Inc., Term Loan B, 1st Lien
7.00%	07/16/14	[3,5]	3,525,000	3,572,147
Navistar, Inc., Term Loan, 1st Lien
0.00%	08/17/17	[5]	10,000,000	10,000,000

				18,317,795

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications — 0.20%
Cricket Communications, Inc.
0.00%	03/01/20	[5]	$2,000,000	$2,014,750
Univision Communications, Inc., 1st Lien Strip
0.00%	03/31/17	[3]	2,532,849	2,548,680

				4,563,430

Consumer Products — 0.13%
Sun Products Corp., Term Loan B, 1st Lien
0.00%	03/06/20	[5]	3,000,000	3,037,500

Electric — 3.38%
Boston Generating LLC, Term Loan, 1st Lien[6]
0.01%	12/20/13	3,5,7,†	254,344	–
Dynegy Midwest Generation LLC, Term Loan
0.00%	08/05/16	[3,5]	1,893,457	1,977,082
Entegra Holdings LLC, Term Loan B, 3rd Lien
(PIK)
6.31%	10/19/15	[3]	28,809,899	16,457,655
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.73%	10/10/17	[3,5]	66,522,569	47,323,158
Topaz Power Holdings LLC, Term Loan, 1st
Lien
0.00%	02/26/20	[3,5]	12,967,500	13,194,431

				78,952,326

Energy — 1.76%
El Dorado, Secured Term Loan, 1st Lien
0.00%	04/03/17	[3,5,8]	3,836,574	3,836,574
EP Energy LLC, Term Loan B2, 1st Lien
4.50%	04/30/19	[3,5]	3,250,000	3,297,060
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.79%	02/15/15	[3,5]	35,409,371	24,107,939
Sabine Oil & Gas Energy LLC, Term Loan,
2nd Lien
8.75%	12/31/18	[5]	9,500,000	9,755,360

				40,996,933

Finance — 0.15%
Centaur Acquisition LLC, Term Loan, 1st Lien
0.00%	02/20/19	[3,5]	2,500,000	2,540,625
Centaur Acquisition LLC, Term Loan, 2nd Lien
0.00%	02/15/20	[5]	1,000,000	1,020,000

				3,560,625

Gaming — 1.66%
Caesars Entertainment Operating Co., Inc.,
Term Loan B6, 1st Lien
5.45%	01/28/18	[3,5]	41,631,755	38,682,977

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2013

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials — 0.74%
Schaeffler AG, Term Loan C2, 1st Lien
4.25%	01/27/17	[3,5]	$17,000,000	$17,226,610

Information Technology — 0.07%
First Data Corp., Term Loan EXT, 1st Lien
4.20%	03/24/18	[3,5]	1,644,277	1,641,507

Insurance — 0.26%
USI Insurance Services LLC/Compass
Investors, Inc.
5.25%	12/27/19	[3,5]	5,985,000	6,063,553

Materials — 1.19%
Fortescue Metals Group Ltd., Term Loan
5.25%	09/18/17	[5]	27,362,500	27,738,734

Transportation — 0.24%
Delta Air Lines, Inc., Term Loan, 1st Lien
0.00%	04/20/17		5,417,500	5,500,794

Total Bank Loans (Cost $257,611,780)				246,282,784

CORPORATES — 80.60%*
Automotive — 2.37%
Cooper Standard Automotive, Inc.
8.50%	05/01/18		11,900,000	13,000,750
Ford Motor Co.
4.25%	11/15/16		5,850,000	9,389,484
Goodyear Tire & Rubber Co.
8.25%	08/15/20		19,110,000	21,212,100
Jaguar Land Rover Automotive PLC
(United Kingdom)
5.62%	02/01/23	[2,4]	1,075,000	1,122,031
Tenneco, Inc.
6.88%	12/15/20		9,595,000	10,590,481

				55,314,846

Banking — 1.36%
Ally Financial, Inc.
8.30%	02/12/15		3,250,000	3,615,625
Chase Capital VI
0.92%	08/01/28	[3]	4,000,000	3,335,000
Provident Funding Associates LP/PFG
Finance Corp.
10.25%	04/15/17	[4]	17,795,000	20,108,350
Royal Bank of Scotland Group PLC
(United Kingdom)
6.12%	12/15/22	[2]	4,500,000	4,693,500

				31,752,475

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 16.55%
Cablevision Systems Corp.
5.88%	09/15/22		$4,500,000	$4,449,375
8.00%	04/15/20		1,995,000	2,251,856
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.00%	01/15/19		8,565,000	9,271,613
7.38%	06/01/20		350,000	389,813
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20		24,362,000	27,346,345
CenturyLink, Inc.
5.80%	03/15/22		8,050,000	8,156,995
CenturyLink, Inc., Series V
5.62%	04/01/20		1,000,000	1,029,419
Clear Channel Worldwide Holdings, Inc.
6.50%	11/15/22	[4]	23,735,000	25,159,100
6.50%	11/15/22	[4]	2,000,000	2,095,000
Clearwire Communications LLC/Clearwire
Finance, Inc.
8.25%	12/01/40	[4]	2,650,000	2,958,460
12.00%	12/01/15	[4]	3,945,000	4,263,066
12.00%	12/01/15	[4]	2,500,000	2,700,000
DISH DBS Corp.
5.88%	07/15/22		5,250,000	5,532,187
DISH DBS Corp. (WI)
6.75%	06/01/21		12,500,000	13,843,750
Frontier Communications Corp.
7.62%	04/15/24		3,360,000	3,477,600
GCI, Inc. (WI)
8.62%	11/15/19		14,350,000	15,211,000
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[2]	11,230,000	12,423,187
7.50%	04/01/21	[2]	15,000,000	16,725,000
8.50%	11/01/19	[2]	19,395,000	21,746,644
Intelsat Luxembourg SA (WI) (Luxembourg)
11.25%	02/04/17	[2]	12,570,000	13,402,763
Level 3 Financing, Inc.
7.00%	06/01/20	[4]	6,033,000	6,349,733
Level 3 Financing, Inc. (WI)
8.12%	07/01/19		6,665,000	7,364,825
9.38%	04/01/19		9,295,000	10,468,029
Lynx I Corp.
5.38%	04/15/21	[4]	3,250,000	3,400,313
MetroPCS Wireless, Inc.
6.25%	04/01/21	[4]	7,375,000	7,559,375
6.62%	04/01/23	[4]	3,400,000	3,485,000
Nara Cable Funding Ltd. (Ireland)
8.88%	12/01/18	[2,4]	5,615,000	5,909,787

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 84

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
NeuStar, Inc.
4.50%	01/15/23	[4]	$1,590,000	$1,534,350
Qwest Corp.
7.25%	09/15/25		5,055,000	5,820,596
Sinclair Television Group, Inc.
5.38%	04/01/21	[4]	10,000,000	10,025,000
6.12%	10/01/22	[4]	7,640,000	8,041,100
Sprint Nextel Corp.
9.00%	11/15/18	[4]	35,824,000	44,242,640
9.25%	04/15/22		13,820,000	17,309,550
Townsquare Radio LLC/Townsquare
Radio, Inc.
9.00%	04/01/19	[4]	6,475,000	7,106,313
Univision Communications, Inc.
6.88%	05/15/19	[4]	4,900,000	5,206,250
7.88%	11/01/20	[4]	5,500,000	6,091,250
Visant Corp.
10.00%	10/01/17		8,475,000	7,775,813
Windstream Corp.
7.00%	03/15/19		3,000,000	3,090,000
7.75%	10/15/20		6,980,000	7,608,200
7.75%	10/01/21		2,042,000	2,235,990
7.88%	11/01/17		8,538,000	9,797,355
Windstream Corp. (WI)
7.50%	04/01/23		4,600,000	4,899,000
8.12%	09/01/18		7,658,000	8,433,373

				386,187,015

Consumer Discretionary — 2.97%
Cinemark USA, Inc.
5.12%	12/15/22	[4]	1,695,000	1,711,950
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
6.88%	02/15/21		4,000,000	4,300,000
7.12%	04/15/19		13,390,000	14,528,150
7.88%	08/15/19		5,675,000	6,285,063
8.25%	02/15/21		5,920,000	6,127,200
9.00%	04/15/19		24,745,000	26,229,700
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC (WI)
5.75%	10/15/20		5,000,000	5,112,500
Spectrum Brands Escrow Corp.
6.38%	11/15/20	[4]	1,500,000	1,614,375
6.62%	11/15/22	[4]	1,000,000	1,087,500
Tempur-Pedic International, Inc.
6.88%	12/15/20	[4]	2,025,000	2,166,750

				69,163,188

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 6.39%
AES Red Oak LLC, Series A
8.54%	11/30/19		$1,985,906	$2,134,849
Astoria Depositor Corp.
7.90%	05/01/21	[4]	341,788	338,370
Calpine Corp.
7.50%	02/15/21	[4]	5,100,000	5,622,750
7.88%	01/15/23	[4]	2,930,000	3,248,637
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	4,415,044	2,207,522
DPL, Inc.
7.25%	10/15/21		22,223,000	23,667,495
Dynegy Escrow Holdings
0.00%	06/01/15	†	8,350,000	62,625
0.00%	01/01/50	†	23,846,000	596,150
Edison Mission Energy[6]
7.00%	05/15/17	[7]	40,430,000	21,832,200
7.20%	05/15/19	[7]	5,890,000	3,180,600
7.62%	05/15/27	[7]	14,845,000	8,016,300
7.75%	06/15/16	[7]	2,540,000	1,362,075
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	6,000,000	5,910,000
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	2,650,937	2,319,570
GenOn Americas Generation LLC
8.50%	10/01/21		17,879,000	21,052,523
9.12%	05/01/31		12,585,000	14,126,663
Homer City Generation LP (PIK)
8.73%	10/01/26		2,191,679	2,416,326
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		1,103,539	1,219,411
InterGen NV (Netherlands)
9.00%	06/30/17	[2,4]	6,425,000	6,344,687
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17		4,202,634	4,706,951
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		12,358,925	14,150,969
PNM Resources, Inc.
9.25%	05/15/15		4,050,000	4,642,313

				149,158,986

Energy — 21.14%
Alpha Appalachia Holdings, Inc.
3.25%	08/01/15		21,010,000	20,327,175
Alpha Natural Resources, Inc.
6.00%	06/01/19		250,000	231,875
9.75%	04/15/18		12,065,000	13,000,037

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2013

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Arch Coal, Inc.
7.00%	06/15/19		$14,900,000	$13,521,750
7.25%	10/01/20		1,250,000	1,131,250
Arch Coal, Inc. (WI)
8.75%	08/01/16		890,000	921,150
Chaparral Energy, Inc.
7.62%	11/15/22		8,423,000	9,223,185
7.62%	11/15/22	[4]	2,000,000	2,175,000
8.25%	09/01/21		28,868,000	32,837,350
9.88%	10/01/20		8,610,000	9,987,600
Chesapeake Energy Corp.
2.25%	12/15/38		32,815,000	29,287,388
2.50%	05/15/37		20,440,000	19,686,275
Cimarex Energy Co.
5.88%	05/01/22		5,120,000	5,504,000
Concho Resources, Inc.
5.50%	04/01/23		11,615,000	12,108,637
Continental Resources, Inc.
5.00%	09/15/22		10,810,000	11,566,700
El Paso LLC, Series G (MTN)
7.75%	01/15/32		2,497,000	2,807,020
7.80%	08/01/31		8,739,000	9,787,680
8.05%	10/15/30		7,658,000	8,600,493
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		12,650,000	14,610,750
EP Energy LLC/Everest Acquisition
Finance, Inc.
7.75%	09/01/22		6,350,000	7,040,563
Linn Energy LLC/Linn Energy Finance Corp.
8.62%	04/15/20		16,395,000	18,116,475
Newfield Exploration Co.
5.62%	07/01/24		5,385,000	5,576,841
6.88%	02/01/20		4,875,000	5,252,813
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[2,4]	23,995,000	25,434,700
Parker Drilling Co.
9.12%	04/01/18		9,974,000	10,921,530
Peabody Energy Corp.
4.75%	12/15/41		21,895,000	17,953,900
Penn Virginia Corp.
10.38%	06/15/16		5,250,000	5,604,375
QEP Resources, Inc.
5.25%	05/01/23		9,700,000	9,991,000
Quicksilver Resources, Inc.
8.25%	08/01/15		18,425,000	18,217,719
11.75%	01/01/16		7,700,000	7,892,500
Sabine Pass LNG LP
7.50%	11/30/16		22,540,000	24,963,050

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
SandRidge Energy, Inc.
7.50%	03/15/21		$9,170,000	$9,582,650
7.50%	02/15/23		2,535,000	2,642,737
8.12%	10/15/22		17,600,000	18,876,000
SM Energy Co.
6.50%	11/15/21		7,205,000	7,907,487
6.50%	01/01/23		4,110,000	4,521,000
Southern Union Co.
3.32%	11/01/66	[3]	51,047,000	45,048,978
Vanguard Natural Resources LLC/VNR
Finance Corp.
7.88%	04/01/20		7,040,000	7,559,200
Walter Energy, Inc.
8.50%	04/15/21	[4]	7,285,000	7,448,913
9.88%	12/15/20	[4]	14,150,000	15,423,500

				493,291,246

Entertainment — 1.10%
Carmike Cinemas, Inc.
7.38%	05/15/19		3,900,000	4,299,750
Regal Cinemas Corp.
8.62%	07/15/19		19,300,000	21,374,750

				25,674,500

Finance — 7.38%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	2,224,173	2,399,225
Astoria Depositor Corp.
8.14%	05/01/21	[4]	27,758,000	28,174,370
Chase Capital II, Series B
0.80%	02/01/27	[3]	11,790,000	9,888,863
CIT Group, Inc.
5.50%	02/15/19	[4]	15,015,000	16,554,037
6.62%	04/01/18	[4]	22,916,000	26,238,820
Citigroup, Inc.
0.84%	08/25/36	[3]	9,460,000	7,513,066
General Electric Capital Corp. (MTN)
0.77%	08/15/36	[3]	10,480,000	8,722,797
GMAC LLC
8.00%	11/01/31		2,125,000	2,688,125
International Lease Finance Corp.
7.12%	09/01/18	[4]	21,520,000	25,433,950
JPMorgan Chase Capital XIII, Series M
1.26%	09/30/34	[3]	10,917,000	8,979,233
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[3]	4,750,000	3,831,692
JPMorgan Chase Capital XXIII
1.29%	05/15/47	[3]	2,320,000	1,838,600

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Legg Mason, Inc. (WI)
5.50%	05/21/19		$5,200,000	$5,648,158
ZFS Finance USA Trust I
6.50%	05/09/37	[3,4]	10,154,000	10,915,550
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	12,450,000	13,383,750

				172,210,236

Food — 0.44%
Hawk Acquisition Sub, Inc.
4.25%	10/15/20	[4]	2,470,000	2,482,350
Post Holdings, Inc.
7.38%	02/15/22		6,990,000	7,680,263

				10,162,613

Gaming — 0.01%
CityCenter Holdings LLC/CityCenter
Finance Corp. (WI)
7.62%	01/15/16		150,000	161,250

Health Care — 7.72%
Accellent, Inc.
8.38%	02/01/17		22,528,000	24,048,640
Alere, Inc.
7.25%	07/01/18	[4]	6,000,000	6,382,500
Amsurg Corp.
5.62%	11/30/20	[4]	2,660,000	2,812,950
CHS/Community Health Systems, Inc.
5.12%	08/15/18		10,115,000	10,620,750
7.12%	07/15/20		11,550,000	12,560,625
8.00%	11/15/19		9,135,000	10,162,687
DaVita, Inc.
5.75%	08/15/22		7,735,000	8,073,406
HCA, Inc.
6.50%	02/15/20		2,395,000	2,700,363
7.25%	09/15/20		32,919,000	36,498,941
7.50%	12/15/23		3,965,000	4,262,375
HCA, Inc. (WI)
7.88%	02/15/20		7,805,000	8,644,037
NBTY, Inc. (WI)
9.00%	10/01/18		5,910,000	6,633,975
Tenet Healthcare Corp.
4.50%	04/01/21	[4]	12,040,000	11,874,450
6.88%	11/15/31		4,302,000	4,027,747
Universal Health Services, Inc.
7.00%	10/01/18		5,975,000	6,467,937
Valeant Pharmaceuticals International
6.75%	08/15/21	[4]	17,741,000	18,982,870
6.88%	12/01/18	[4]	500,000	539,687
7.00%	10/01/20	[4]	1,500,000	1,614,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
7.25%	07/15/22	[4]	$2,900,000	$3,168,250

				180,076,565

Homebuilding — 0.19%
Shea Homes LP/Shea Homes
Funding Corp. (WI)
8.62%	05/15/19		4,000,000	4,510,000

Industrials — 5.01%
American Reprographics Co.
10.50%	12/15/16		2,052,000	2,057,130
ARD Finance SA (PIK) (Luxembourg)
11.12%	06/01/18	[2,4]	11,673,695	12,841,065
Ardagh Packaging Finance PLC (Ireland)
9.12%	10/15/20	[2,4]	17,945,000	19,874,087
Ardagh Packaging Finance, PLC/Ardagh MP
Holdings USA, Inc. (Ireland)
7.38%	10/15/17	[2,4]	1,760,000	1,936,000
Bombardier, Inc. (Canada)
6.12%	01/15/23	[2,4]	4,700,000	4,852,750
BWAY Holding Co.
10.00%	06/15/18		6,015,000	6,766,875
Casella Waste Systems, Inc. (WI)
7.75%	02/15/19		3,300,000	3,163,875
Cequel Communications Escrow 1
LLC/Cequel Communications Escrow Capital
Corp.
6.38%	09/15/20	[4]	8,815,000	9,200,656
Cleaver-Brooks, Inc.
8.75%	12/15/19	[4]	5,285,000	5,714,406
MasTec, Inc.
4.88%	03/15/23		4,890,000	4,859,437
Maxim Crane Works LP
12.25%	04/15/15	[4]	22,275,000	23,444,437
NESCO LLC/NESCO Holdings Corp.
11.75%	04/15/17	[4]	10,484,000	11,611,030
Schaeffler Finance BV (Netherlands)
7.75%	02/15/17	[2,4]	1,555,000	1,772,700
Seadrill Ltd. (Bermuda)
5.62%	09/15/17	[2,4]	8,559,000	8,687,385

				116,781,833

Information Technology — 1.06%
Brocade Communications
4.62%	01/15/23	[4]	4,800,000	4,650,000
First Data Corp.
7.38%	06/15/19	[4]	11,750,000	12,557,813
8.88%	08/15/20	[4]	4,370,000	4,905,325

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2013

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
NXP BV/NXP Funding LLC (Netherlands)
5.75%	03/15/23	[2,4]	$2,450,000	$2,511,250

				24,624,388

Insurance — 0.55%
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	12,850,000	12,906,219

Materials — 1.76%
ArcelorMittal (Luxembourg)
6.00%	03/01/21	[2]	3,000,000	3,161,771
6.75%	02/25/22	[2]	5,435,000	5,951,325
10.35%	06/01/19	[2]	18,825,000	23,800,466
Hexion US Finance Corp. (WI)
6.62%	04/15/20		5,570,000	5,591,166
US Coatings Acquisition, Inc./
Flash Dutch 2 BV
7.38%	05/01/21	[4]	2,500,000	2,643,750

				41,148,478

Real Estate Investment Trust (REIT) — 0.63%
Realogy Corp.
7.62%	01/15/20	[4]	13,065,000	14,730,787

Services — 1.10%
Ceridian Corp.
8.88%	07/15/19	[4]	9,545,000	11,167,650
Laureate Education, Inc.
9.25%	09/01/19	[4]	10,250,000	11,428,750
Mobile Mini, Inc. (WI)
7.88%	12/01/20		2,650,000	2,958,063

				25,554,463

Transportation — 2.87%
Air Canada (Canada)
9.25%	08/01/15	[2,4]	12,835,000	13,733,450
American Airlines Pass-Through Trust, Series
2013-1, Class B
5.62%	01/15/21	[4]	7,282,000	7,436,743
American Airlines, Inc.[6]
7.50%	03/15/16	[4,7]	8,390,000	9,669,475
Commercial Barge Line Co. (WI)
12.50%	07/15/17		3,585,000	3,912,132
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		4,702,135	5,057,617
Continental Airlines Pass-Through Trust,
Series 2009, Class 1
9.00%	07/08/16		1,411,212	1,640,534
Delta Air Lines Pass-Through Trust, Series
2002, Class G1
6.72%	01/02/23		13,699,793	15,292,394

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Delta Air Lines Pass-Through Trust, Series
2009, Class B1
9.75%	12/17/16		$1,284,565	$1,429,079
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.66%	08/15/16	[3]	1,459,982	1,401,582
US Airways Pass-Through Trust, Series
2010-1, Class A
6.25%	04/22/23		2,257,908	2,523,212
US Airways Pass-Through Trust, Series
2012-1, Class A
5.90%	10/01/24		3,200,000	3,606,000
US Airways Pass-Through Trust, Series
2012, Class 2B
6.75%	06/03/21		1,100,000	1,177,000

				66,879,218

Total Corporates
(Cost $1,803,415,938)				1,880,288,306

MORTGAGE-BACKED — 0.58%**
Non-Agency Mortgage-Backed — 0.58%
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	2,4,8,†	2,890	29
Countrywide Asset Backed Certificates,
Series 2007-13, Class 2A1
1.10%	10/25/47	[3]	515,737	421,488
Home Equity Asset Trust, Series 2007-1,
Class 2A1
0.26%	05/25/37	[3]	15,238	15,142
Securitized Asset Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
0.43%	02/25/37	[3]	29,934,479	13,088,866

				13,525,525

U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae, Series 1993-225, Class SG
26.60%	12/25/13	[3]	6,002	6,464
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		217	–

				6,464

Total Mortgage-Backed
(Cost $11,941,638)				13,531,989

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 0.06%*
New York — 0.06%
New York City Industrial Development Agency
11.00%	03/01/29	[4]	$1,067,000	$1,504,331

Total Municipal Bonds
(Cost $1,302,781)
U.S. TREASURY SECURITIES — 0.24%**
U.S. Treasury Notes — 0.24%
U.S. Treasury Notes
0.75%	08/15/13		5,560,000	5,573,900

Total U.S. Treasury Securities (Cost $5,573,241)

Total Bonds – 93.49%
(Cost $2,112,882,653)				2,181,081,792

Issues			Shares	Value
COMMON STOCK — 0.78%
Electric — 0.78%
Dynegy, Inc.[6] 755,707				18,129,403

Total Common Stock
(Cost $14,505,785)

Issues			Shares	Value
PREFERRED STOCK — 0.45%
Finance — 0.45%
Citigroup Capital XIII
0.05%			367,702	10,512,600

Total Preferred Stock
(Cost $10,039,863)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 3.90%

Money Market Funds — 1.93%
BlackRock Liquidity Funds TempFund Portfolio
0.10%[9]			21,712,000	21,712,000
DWS Money Market Series Institutional Funds
0.10%[9]			23,330,000	23,330,000

				45,042,000

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreements — 1.93%
Deutsche Bank AG (Dated 3/28/13, total to be received $45,001,000, (collateralized by U.S.government sponsored agency obligations, 0.00% to 3.02%, due from 9/18/13 to 9/20/27,par and fair value of $45,776,000 and $45,900,898, respectively))
0.20%	04/01/13		$45,000,000	$45,000,000

U.S. Treasury Bills — 0.04%
U.S. Treasury Bills
0.05%[10]	04/04/13	[11]	1,020,000	1,019,996

Total Short-Term Investments
(Cost $91,061,996)				91,061,996

Total Investments – 98.62%
(Cost $2,228,490,297)[1]				2,300,785,791

Cash and Other Assets, Less
Liabilities – 1.38%				32,205,365

Net Assets – 100.00%				$2,332,991,156

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
175	U.S. Treasury Thirty Year Long Bond, Expiration June 2013	$(287,564)

	Net unrealized (depreciation)	$(287,564)

Notes:

[1]	Cost for federal income tax purposes is $2,235,905,147 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$106,189,597
Gross unrealized depreciation	(41,308,953)

Net unrealized appreciation	$64,880,644

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2013.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $665,049,046, representing 28.51% of total net assets.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
12/19/06	Boston Generating LLC, Term Loan, 1st Lien, 0.01%, 12/20/13	$214,955	$–	0.00%

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2013

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
04/18/11	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.45%, 01/28/18	$38,756,873	$38,682,977	1.66%
02/15/13	Centaur Acquisition LLC, Term Loan, 1st Lien, 0.00%, 02/20/19	2,487,500	2,540,625	0.11%
02/15/13	Centaur Acquisition LLC, Term Loan, 2nd Lien, 0.00%, 02/15/20	990,000	1,020,000	0.04%
07/06/12	Chrysler Group LLC, Term Loan, 1st Lien, 6.00%, 05/24/17	4,688,233	4,745,648	0.20%
03/01/13	Cricket Communications, Inc., 0.00%, 03/01/20	1,985,000	2,014,750	0.09%
11/30/12	Dynegy Midwest Generation LLC, Term Loan, 0.00%, 08/05/16	1,962,905	1,977,082	0.08%
04/13/12	El Dorado, Secured Term Loan, 1st Lien, 0.00%, 04/03/17	3,802,577	3,836,574	0.17%
10/31/12	EP Energy LLC, Term Loan B2, 1st Lien, 4.50%, 04/30/19	3,246,807	3,297,060	0.14%
02/01/12	First Data Corp., Term Loan EXT, 1st Lien, 4.20%, 03/24/18	1,513,945	1,641,507	0.07%
10/12/12	Fortescue Metals Group Ltd., Term Loan, 5.25%, 09/18/17	27,229,747	27,738,734	1.19%
08/05/10	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.79%, 02/15/15	31,343,499	24,107,939	1.03%
08/16/12	Navistar, Inc., Term Loan B, 1st Lien, 7.00%, 07/16/14	3,553,460	3,572,147	0.15%
03/28/13	Navistar, Inc., Term Loan, 1st Lien, 0.00%, 08/17/17	10,000,000	10,000,000	0.43%
01/16/13	Sabine Oil & Gas Energy LLC, Term Loan, 2nd Lien, 8.75%, 12/31/18	9,407,956	9,755,360	0.42%
02/14/12	Schaeffler AG, Term Loan C2, 1st Lien, 4.25%, 01/27/17	17,032,483	17,226,610	0.74%
03/20/13	Sun Products Corp., Term Loan B, 1st Lien, 0.00%, 03/06/20	2,970,090	3,037,500	0.13%

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
12/15/10	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.73%, 10/10/17	$ 47,300,704	$47,323,158	2.03%
02/25/13	Topaz Power Holdings LLC, Term Loan, 1st Lien, 0.00%, 02/26/20	12,837,825	13,194,431	0.57%
12/14/12	USI Insurance Services LLC/Compass Investors, Inc., 5.25%, 12/27/19	5,956,160	6,063,553	0.26%

		$227,280,719	$221,775,655	9.51%

[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $3,836,603, which is 0.16% of total net assets.
[9]	Represents the current yield as of March 31, 2013.
[10]	Represents annualized yield at date of purchase.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,020,000.
†

Fair valued security. The aggregate value of fair valued securities is $658,804, which is 0.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 90

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date	Principal Amount	Value
BONDS – 88.96%
ASSET-BACKED SECURITIES — 6.91%**
Aircastle Aircraft Lease Backed Trust, Series
2007-1A, Class G1
0.51%	06/14/37[2,3]	$126,364	$117,999
Arizona Educational Loan Marketing Corp.,
Series 2003-C, Class D
0.30%	03/01/38	200,000	192,250
Atlantis Funding Ltd., Series 2007-1A,
Class C (Cayman Islands)
4.54%	11/20/15[2,4]	800,000	801,582
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.90%	04/17/23[2,3,4]	15,000	15,087
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15†	10,000	9,128
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16†	10,000	8,678
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E2
7.00%	03/20/17†	15,000	12,080
Babcock & Brown Air Funding I Ltd., Series
2007-1A, Class G1 (Bermuda)
0.50%	11/14/33[2,3,4]	166,157	147,880
Bayview Commercial Asset Trust, Series
2006-4A, Class A1
0.43%	12/25/36[2,3]	267,136	216,194
Beacon Container Finance LLC, Series
2012-1A, Class A
3.72%	09/20/27[3]	119,135	122,715
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
0.48%	06/25/26[2]	150,000	145,569
Brazos Higher Education Authority, Inc.,
Series 2006-2, Class A9
0.29%	12/26/24[2]	35,195	32,569
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
1.09%	02/25/30[2]	200,000	202,545
CAL Funding II Ltd., Series 2012-1A, Class A
(Bermuda)
3.47%	10/25/27[3,4]	335,417	340,862
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.68%	12/05/24[2,3,4]	200,000	200,931
Cronos Containers Program Ltd., Series
2012-1A, Class A (Bermuda)
4.21%	05/18/27[3,4]	45,833	45,771
Cronos Containers Program Ltd., Series
2012-2A, Class A (Bermuda)
3.81%	09/18/27[3,4]	95,000	98,816

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc., Series
2012-1, Class A
1.25%	03/25/36[2]	$227,175	$229,917
Educational Services of America, Inc., Series
2012-2, Class A
0.93%	04/25/39[2,3]	573,463	577,133
GCO Education Loan Funding Trust, Series
2007-1A, Class A5L
0.36%	05/25/23[2,3]	503,468	499,671
GE Business Loan Trust, Series 2004-1,
Class B
0.90%	05/15/32[2,3]	66,311	55,795
GE Business Loan Trust, Series 2004-2A,
Class A
0.42%	12/15/32[2,3]	51,023	48,693
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.45%	11/17/20[2,3,4]	53,333	51,985
Genesis Funding Ltd., Series 2006-1A,
Class G1 (Bermuda)
0.44%	12/19/32[2,3,4]	159,400	144,321
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.41%	11/25/26[2]	500,000	490,215
Halcyon Loan Advisors Funding Ltd., Series
2012-2A, Class C (Cayman Islands)
3.13%	12/20/24[2,3,4]	400,000	394,573
Hewett’s Island CDO Ltd., Series 2005-1A,
Class C (Cayman Islands)
2.44%	08/09/17[2,3,4]	600,000	577,445
Hewett’s Island CLO V Ltd., Series 2006-5A,
Class D (Cayman Islands)
1.73%	12/05/18[2,3,4]	600,000	532,936
LCM VI Ltd., Series 6A, Class A
(Cayman Islands)
0.52%	05/28/19[2,3,4]	525,000	510,052
National Collegiate Master Student Loan
Trust I, Series 2002-2, Class AR9
3.70%	11/01/42[2,3]	250,000	249,845
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.44%	07/25/30[2]	750,000	574,694
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.70%	12/26/25[2]	200,000	199,876
Nelnet Education Loan Funding, Inc., Series
2004-1A, Class B1
1.07%	02/25/36[2,3]	150,000	101,437
Nelnet Education Loan Funding, Inc., Series
2004-1A, Class B2
1.07%	02/25/36[2,3]	825,000	557,906
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.80%	10/27/36[2,3]	316,474	317,382

See accompanying notes to Schedule of Portfolio Investments.

91 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc.
1.05%	01/29/46	[2]	$135,000	$125,537
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.71%	11/20/23	[2,3,4]	200,000	200,967
Panthera Equipment Finance Axis, Series
2013-1
8.00%	02/25/22	†	675,000	675,000
PMC Aviation LLC, Series 2012-1I, Class A
18.00%	04/15/15	†	27,990	28,410
Race Point CLO Ltd., Series 2012-7A,
Class A (Cayman Islands)
1.71%	11/08/24	[2,3,4]	250,000	251,117
Red River CLO Ltd., Series 1A, Class A
(Cayman Islands)
0.57%	07/27/18	[2,3,4]	302,525	291,708
Salus CLO Ltd., Series 2012-1A, Class C
(Cayman Islands)
5.81%	03/05/21	2,3,4,†	250,000	251,075
Scholar Funding Trust, Series 2011-A,
Class A
1.20%	10/28/43	[2,3]	307,834	309,373
Scholar Funding Trust, Series 2012-B,
Class A2
1.30%	03/28/46	[2,3]	150,000	144,578
SLC Student Loan Trust, Series 2006-2,
Class A5
0.38%	09/15/26	[2]	175,000	170,883
SLM Student Loan Trust, Series 2003-11,
Class A6
0.57%	12/15/25	[2,3]	250,000	247,065
SLM Student Loan Trust, Series 2006-9,
Class A5
0.40%	01/26/26	[2]	200,000	194,377
SLM Student Loan Trust, Series 2007-3,
Class A4
0.36%	01/25/22	[2]	215,000	207,879
SLM Student Loan Trust, Series 2011-1,
Class A2
1.35%	10/25/34	[2]	150,000	153,688
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.60%	10/20/23	[2,3,4]	75,000	75,195
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	100,000	75,355
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.55%	04/16/22	[2,3,4]	20,000	20,032
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.39%	04/20/21	[2,3]	43,167	42,448
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	45,500	46,826

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	$294,000	$295,849
Textainer Marine Containers Ltd., Series
2005-1A, Class A (Bermuda)
0.45%	05/15/20	[2,3,4]	92,083	91,284
Textainer Marine Containers Ltd., Series
2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	41,250	41,844
Triton Container Finance LLC, Series
2006-1A, Class NOTE
0.37%	11/26/21	[2,3]	18,333	18,004
Triton Container Finance LLC, Series
2007-1A, Class NOTE
0.34%	02/26/19	[2,3]	81,938	81,253
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20	[3]	57,143	58,582
Wind River CLO Ltd, Series 2004-1A,
Class B1 (Cayman Islands)
1.38%	12/19/16	[2,3,4]	65,000	64,025

Total Asset-Backed Securities
(Cost $12,802,118)				12,986,886

BANK LOANS — 0.47%*
Automotive — 0.35%
Navistar, Inc., Term Loan B, 1st Lien
7.00%	07/16/14	[2,5]	150,000	152,006
Navistar, Inc., Term Loan, 1st Lien
0.00%	08/17/17	[5]	500,000	500,000

				652,006

Services — 0.12%
AABS Ltd., Series 2013-1, Class A (STEP)
4.88%	01/15/38	3,†	227,604	230,450

Total Bank Loans
(Cost $878,560)				882,456

CORPORATES — 24.47%*
Automotive — 0.93%
Automotores Gildemeister SA (Chile)
6.75%	01/15/23	[3,4]	500,000	527,625
Daimler Finance North America LLC
0.90%	01/09/15	[2,3]	500,000	500,666
Tenedora Nemak SA de CV (Mexico)
5.50%	02/28/23	3,4,†	700,000	714,875

				1,743,166

Banking — 4.53%
Abbey National Treasury Services
PLC/London (United Kingdom)
3.88%	11/10/14	[3,4]	125,000	129,640

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 92

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Akbank TAS (Turkey)
5.00%	10/24/22	[3,4]	$500,000	$515,375
Banco Bradesco SA/Cayman Islands (Brazil)
5.75%	03/01/22	[3,4]	400,000	428,000
Banco Davivienda SA (Colombia)
5.88%	07/09/22	[3,4]	500,000	521,250
Banco do Brasil SA/Cayman (Brazil)
6.25%	12/29/49	[2,3,4]	600,000	594,750
Bancolombia SA (Colombia)
5.12%	09/11/22	[4]	800,000	808,000
Bank of America Corp.
6.00%	09/01/17		75,000	87,157
Bank of America N.A. (BKNT)
0.56%	06/15/16	[2]	122,000	118,829
5.30%	03/15/17		275,000	308,409
6.10%	06/15/17		100,000	115,658
BBVA Bancomer SA/Texas (Mexico)
6.75%	09/30/22	[3,4]	200,000	229,750
CorpGroup Banking SA (Chile)
6.75%	03/15/23	[3,4]	500,000	526,875
Credit Bank of Moscow via CBOM
Finance PLC (Ireland)
7.70%	02/01/18	[3,4]	500,000	520,650
HBOS PLC, Series G (MTN) (United
Kingdom)
6.75%	05/21/18	[3,4]	375,000	418,676
Home Credit & Finance Bank OOO via
Eurasia Capital SA (Luxembourg)
9.38%	04/24/20	[2,3,4]	500,000	538,750
National Australia Bank Ltd. (Australia)
1.60%	08/07/15	[4]	250,000	253,947
Royal Bank of Scotland Group PLC
(United Kingdom)
6.12%	12/15/22	[4]	100,000	104,300
Royal Bank of Scotland PLC (United
Kingdom)
2.55%	09/18/15	[4]	350,000	359,735
Sberbank of Russia via SB Capital SA
(Luxembourg)
5.12%	10/29/22	[3,4]	500,000	501,875
VTB Bank OJSC via VTB Capital SA
(Luxembourg)
6.95%	10/17/22	[3,4]	800,000	846,800
Yapi ve Kredi Bankasi AS (Turkey)
5.50%	12/06/22	[3,4]	600,000	597,000

				8,525,426

Communications — 1.28%
Cablevision Systems Corp.
5.88%	09/15/22		60,000	59,325

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20		$65,000	$72,963
CenturyLink, Inc.
5.80%	03/15/22		70,000	70,930
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[4]	480,000	538,200
Intelsat Jackson Holdings SA (WI)
(Luxembourg)
7.25%	04/01/19	[4]	380,000	416,575
Qwest Corp.
7.25%	09/15/25		300,000	345,436
Sprint Nextel Corp.
9.00%	11/15/18	[3]	130,000	160,550
9.25%	04/15/22		160,000	200,400
VimpelCom Holdings BV (Netherlands)
5.95%	02/13/23	[3,4]	500,000	499,000
Windstream Corp. (WI)
8.12%	09/01/18		35,000	38,544

				2,401,923

Consumer Discretionary — 0.73%
JetBlue Airways, Series 2004-1, Class G-2
Pass-Through Trust
0.70%	03/15/14	[2]	130,000	127,199
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
7.88%	08/15/19		500,000	553,750
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC (WI)
5.75%	10/15/20		150,000	153,375
Virgolino de Oliveira Finance Ltd.
(Luxembourg)
10.50%	01/28/18	[3,4]	500,000	535,000

				1,369,324

Electric — 2.32%
Calpine Corp.
7.50%	02/15/21	[3]	350,000	385,875
DPL, Inc.
6.50%	10/15/16		545,000	575,657
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[3]	171,000	208,228
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	475,000	467,875
GenOn Americas Generation LLC
8.50%	10/01/21		150,000	176,625
9.12%	05/01/31		350,000	392,875
Hrvatska Elektroprivreda (Croatia)
6.00%	11/09/17	[3,4]	500,000	522,500

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Instituto Costarricense de Electricidad
(Costa Rica)
6.95%	11/10/21	[3,4]	$520,000	$594,620
Mexico Generadora de Energia S de RL
(Mexico)
5.50%	12/06/32	[3,4]	600,000	636,000
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		97,429	111,557
PNM Resources, Inc.
9.25%	05/15/15		200,000	229,250
Public Service Co. of New Mexico
5.35%	10/01/21		50,000	57,139

				4,358,201

Energy — 2.99%
Arch Coal, Inc.
7.00%	06/15/19		25,000	22,687
Bumi Investment Pte Ltd. (Singapore)
10.75%	10/06/17	[4]	200,000	171,000
Chaparral Energy, Inc.
7.62%	11/15/22		49,000	53,655
8.25%	09/01/21		116,000	131,950
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	160,000	170,487
4.00%	07/15/15	[3]	500,000	532,085
Gazprom OAO via Gaz Capital SA
(Luxembourg)
3.85%	02/06/20	[3,4]	300,000	301,875
GeoPark Latin America Ltd., Agencia En Chile
(Bermuda)
7.50%	02/11/20	[3,4]	600,000	630,000
Newfield Exploration Co.
5.62%	07/01/24		165,000	170,878
6.88%	02/01/20		125,000	134,687
Novatek OAO via Novatek Finance Ltd.
(Ireland)
4.42%	12/13/22	[3,4]	500,000	498,750
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[3,4]	225,000	238,500
Petroleos de Venezuela SA, Series REGS
(Venezuela)
8.50%	11/02/17	4,†	1,000,000	980,000
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	150,000	152,303
QGOG Constellation SA (Luxembourg)
6.25%	11/09/19	[3,4]	800,000	846,000
SM Energy Co.
6.50%	01/01/23		165,000	181,500
Southern Natural Gas Co. LLC
8.00%	03/01/32		100,000	141,709

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Tennessee Gas Pipeline Co.
8.00%	02/01/16		$225,000	$267,122

				5,625,188

Finance — 3.07%
Ajecorp BV (Netherlands)
6.50%	05/14/22	[3,4]	200,000	216,500
Astoria Depositor Corp.
8.14%	05/01/21	[3]	440,000	446,600
Banco BTG Pactual SA/Cayman Islands
(Brazil)
4.00%	01/16/20	[3,4]	500,000	483,750
Blackstone Holdings Finance Co. LLC
4.75%	02/15/23	[3]	250,000	276,445
Citigroup, Inc.
0.84%	08/25/36	[2]	350,000	277,968
1.99%	05/15/18	[2]	425,000	441,760
4.59%	12/15/15		125,000	135,583
6.12%	05/15/18		100,000	119,267
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	135,000	122,463
0.77%	08/15/36	[2]	500,000	416,164
4.65%	10/17/21		70,000	78,417
Goldman Sachs Group, Inc.
5.95%	01/18/18		75,000	87,535
Grupo Aval Ltd. (Cayman Islands)
4.75%	09/26/22	[3,4]	500,000	504,375
Industrial Senior Trust (Cayman Islands)
5.50%	11/01/22	[3,4]	600,000	600,750
International Lease Finance Corp.
6.50%	09/01/14	[3]	175,000	186,813
JPMorgan Chase Capital XIII, Series M
1.26%	09/30/34	[2]	225,000	185,063
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	910,000	734,071
Macquarie Bank Ltd. (Australia)
5.00%	02/22/17	[3,4]	170,000	188,063
Reckson Operating Partnership LP
5.00%	08/15/18		145,000	158,709
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	100,000	107,500

				5,767,796

Food — 0.53%
Pesquera Exalmar SAA (Peru)
7.38%	01/31/20	[3,4]	500,000	490,000
Tonon Bioenergia SA (Brazil)
9.25%	01/24/20	[3,4]	500,000	515,625

				1,005,625

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 94

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 1.07%
CHS/Community Health Systems, Inc.
5.12%	08/15/18		$225,000	$236,250
8.00%	11/15/19		175,000	194,687
DaVita, Inc.
5.75%	08/15/22		120,000	125,250
HCA, Inc.
7.25%	09/15/20		775,000	859,281
Tenet Healthcare Corp.
4.50%	04/01/21	[3]	600,000	591,750

				2,007,218

Industrials — 1.05%
Cemex Espana Luxembourg (Spain)
9.88%	04/30/19	[3,4]	200,000	231,500
Cemex SAB de CV (Mexico)
5.88%	03/25/19	[3,4]	500,000	507,187
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	200,000	206,063
Maxim Crane Works LP
12.25%	04/15/15	[3]	350,000	368,375
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[3,4]	325,000	330,810
Sydney Airport Finance Co., Pty Ltd. (Australia)
5.12%	02/22/21	[3,4]	300,000	329,898

				1,973,833

Insurance — 0.60%
Farmers Exchange Capital
7.20%	07/15/48	[3]	150,000	186,878
Farmers Insurance Exchange
6.00%	08/01/14	[3]	200,000	209,887
8.62%	05/01/24	[3]	40,000	54,583
Metropolitan Life Global Funding I
1.50%	01/10/18	[3]	500,000	498,024
1.70%	06/29/15	[3]	175,000	178,797

				1,128,169

Materials — 2.00%
ArcelorMittal (Luxembourg)
6.75%	02/25/22	[4]	240,000	262,800
Cia. Minera Milpo SAA (Peru)
4.62%	03/28/23	[3,4]	1,000,000	998,250
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands)
4.88%	10/07/20	[4]	500,000	495,000
Mexichem SAB de CV (Mexico)
6.75%	09/19/42	[3,4]	500,000	557,525

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Samarco Mineracao SA (Brazil)
4.12%	11/01/22	[3,4]	$500,000	$487,750
Southern Copper Corp.
5.25%	11/08/42		250,000	238,675
Vale Overseas Ltd. (Cayman Islands)
6.88%	11/21/36	[4]	125,000	142,607
Vedanta Resources PLC (United Kingdom)
8.25%	06/07/21	[3,4]	500,000	574,400

				3,757,007

Real Estate Investment Trust (REIT) — 2.11%
Boston Properties LP
5.88%	10/15/19		200,000	240,987
Country Garden Holdings Co. Ltd. (Cayman Islands)
11.12%	02/23/18	[3,4]	600,000	695,280
Duke Realty LP
5.40%	08/15/14		160,000	168,863
Essex Portfolio LP
3.62%	08/15/22	[3]	250,000	250,611
HCP, Inc.
3.75%	02/01/19		210,000	227,054
5.62%	05/01/17		100,000	114,874
Health Care REIT, Inc.
6.12%	04/15/20		290,000	343,362
Healthcare Realty Trust, Inc.
5.75%	01/15/21		250,000	285,575
6.50%	01/17/17		125,000	143,989
Post Apartment Homes LP
3.38%	12/01/22		100,000	101,244
4.75%	10/15/17		270,000	301,032
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		525,000	646,148
WEA Finance LLC/WCI Finance LLC
5.70%	10/01/16	[3]	125,000	143,043
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	150,000	166,680
7.50%	06/02/14	[3]	125,000	134,344

				3,963,086

Transportation — 1.26%
American Airlines, Series 2011-1, Class A
Pass-Through Trust
5.25%	01/31/21		67,629	73,715
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		118,354	129,412

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		$344,793	$380,565
Continental Airlines Pass-Through Trust,
Series 2012-1, Class B
6.25%	04/11/20		75,000	79,172
Delta Air Lines Pass-Through Trust, Series
2002, Class G1
6.72%	01/02/23		373,178	416,560
Georgian Railway JSC (Georgia)
7.75%	07/11/22	[4]	800,000	918,000
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.74%	11/15/16	[2]	250,000	227,813
US Airways Pass-Through Trust, Series
2012-1, Class A
5.90%	10/01/24		125,000	140,859

				2,366,096

Total Corporates
(Cost $44,731,920)				45,992,058

FOREIGN GOVERNMENT OBLIGATIONS — 2.52%
Foreign Government Obligations — 2.52%
Cyprus Government International Bond
(Cyprus)
3.75%	11/01/15	[4]	300,000	259,575
Kommunalbanken AS (Norway)
0.27%	08/28/14	[2,3,4]	710,000	709,621
Mexican Bonos, Series M (Mexico)
6.50%	06/10/21	[4]	4,820,000	433,234
Mexico Government International Bond
(MTN) (Mexico)
4.75%	03/08/44	[4]	200,000	208,200
Poland Government International Bond
(Poland)
3.00%	03/17/23	[4]	500,000	486,250
Portugal Obrigacoes do Tesouro OT
(Portugal)
3.85%	04/15/21	[4]	600,000	659,391
Romanian Government International Bond
(Romania)
4.38%	08/22/23	[3,4]	500,000	492,825
Russian Federal Bond - OFZ (Russia)
7.35%	01/20/16	[4]	21,000,000	699,578
Slovenia Government International Bond
(Slovenia)
5.50%	10/26/22	[3,4]	500,000	483,750

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations
(continued)
Ukraine Government International Bond
(Ukraine)
7.80%	11/28/22	[3,4]	$300,000	$305,813

Total Foreign Government Obligations
(Cost $4,899,301)				4,738,237

MORTGAGE-BACKED — 43.47%**
Commercial Mortgage-Backed — 8.65%
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A4
4.76%	11/10/39		280,492	285,924
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-6, Class A3
4.51%	12/10/42		732,501	732,940
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-1, Class A4
5.08%	11/10/42	[2]	600,000	611,738
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		108,853	110,537
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-3, Class A2
5.59%	06/10/49	[2]	56,567	56,504
Bank of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.19%	09/10/47	[2]	105,000	115,726
Bayview Commercial Asset Trust, Series
2005-3A, Class A1
0.52%	11/25/35	[2,3]	379,597	317,661
Bayview Commercial Asset Trust, Series
2006-1A, Class A1
0.47%	04/25/36	[2,3]	774,841	609,769
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-PWR11,
Class A2
5.40%	03/11/39	[2]	411,527	412,280
Bear Stearns Commercial Mortgage
Securities, Series 2004-PWRC, Class A4
4.72%	02/11/41		97,611	99,416
Bear Stearns Commercial Mortgage
Securities, Series 2004-T14, Class A4
5.20%	01/12/41	[2]	831,656	853,103
Bear Stearns Commercial Mortgage
Securities, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	120,000	134,115
Bear Stearns Commercial Mortgage
Securities, Series 2007-PW17, Class A3
5.74%	06/11/50		742,919	779,868

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 96

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B
5.20%	12/11/49		$126,145	$127,769
Commercial Mortgage Pass-Through Certificates, Series 2003-LB1A, Class A2
4.08%	06/10/38		35,555	35,604
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	654,000	710,350
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4
5.10%	08/15/38	[2]	65,000	70,243
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	79,127	86,177
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		470,000	508,959
GE Business Loan Trust, Series 2003-1, Class B
1.50%	04/15/31	[2,3]	66,165	58,287
GE Business Loan Trust, Series 2004-2A, Class C
1.05%	12/15/32	[2,3]	75,514	60,411
GE Business Loan Trust, Series 2006-2A, Class A
0.38%	11/15/34	[2,3]	324,415	299,920
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44		163,000	177,971
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1A, Class A4
5.33%	08/12/40	[2]	280,299	281,645
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5
4.65%	01/12/37		471,660	481,129
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		90,000	97,378
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A
4.68%	07/15/42		564,496	569,470
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A3
5.23%	12/15/44	[2]	900,000	924,603
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class ASB
5.51%	12/12/44	[2]	222,643	236,045

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class ASB
5.42%	12/12/43		$148,102	$158,135
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4
5.40%	05/15/45		175,000	198,402
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class ASB
5.70%	02/12/49	[2]	295,750	322,686
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB
5.86%	02/15/51		541,707	593,568
LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A1A
4.48%	10/15/29		223,408	233,758
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4
5.24%	11/12/35	[2]	359,538	364,975
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4
5.05%	07/12/38	[2]	120,000	130,646
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	53,953	59,310
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		145,000	155,508
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A
5.23%	09/15/42	[2]	847,680	915,774
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		125,000	135,280
Morgan Stanley Capital I, Series 2006-IQ12, Class A4
5.33%	12/15/43		100,000	113,700
Morgan Stanley Capital I, Series 2006-T21, Class A4
5.16%	10/12/52	[2]	295,000	324,544
Morgan Stanley Capital I, Series 2006-T23, Class A2
5.75%	08/12/41	[2]	207,057	209,424
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.82%	08/12/41	[2]	665,000	760,800
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	08/15/49		90,000	101,285

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23	[3]	$136,791	$132,345
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42	[2]	595,000	645,707
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25, Class A3
5.70%	05/15/43	[2]	180,596	181,403
WF-RBS Commercial Mortgage Trust, Series
2011-C5, Class A2
2.68%	11/15/44		110,000	116,026
WF-RBS Commercial Mortgage Trust, Series
2011-C5, Class A4
3.67%	11/15/44		510,000	555,082

				16,253,900

Non-Agency Mortgage-Backed — 26.55%
ACE Securities Corp., Series 2003-MH1,
Class B1
6.50%	08/15/30	[2,3]	51,562	51,963
Adjustable Rate Mortgage Trust, Series
2005-5, Class 6A21
0.43%	09/25/35	[2]	993,432	943,670
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.39%	05/25/47	[2]	971,814	639,924
Banc of America Alternative Loan Trust,
Series 2003-3, Class A4
5.75%	05/25/33		927,270	1,000,794
Banc of America Alternative Loan Trust,
Series 2003-4, Class 1A5
5.50%	06/25/33		943,423	1,011,521
Banc of America Alternative Loan Trust,
Series 2003-9, Class 1CB5
5.50%	11/25/33		922,098	1,021,529
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20		320,944	330,986
Banc of America Funding Corp., Series
2006-G, Class 2A1
0.42%	07/20/36	[2]	1,320,728	1,196,567
BCAP LLC Trust, Series 2013-RR2,
Class 6A1
3.00%	06/26/37	[2,3]	1,176,207	1,186,549
BCAP LLC Trust, Series 2013-RR3,
Class 8A1
0.40%	05/25/37	3,†	1,000,000	952,501
Bear Stearns Alt-A Trust, Series 2005-7,
Class 25A1
2.87%	09/25/35	[2]	146,917	115,020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset Backed Securities Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		$478,886	$419,875
Centex Home Equity, Series 2005-D,
Class M1
0.63%	10/25/35	[2]	350,000	340,337
Citicorp Mortgage Securities, Inc., Series
2005-8, Class 1A2
5.50%	11/25/35		264,401	265,582
Citigroup Mortgage Loan Trust, Inc., Series
2005-9, Class 1A1
0.46%	11/25/35	[2]	172,598	109,393
Citigroup Mortgage Loan Trust, Inc., Series
2006-WFH2, Class A2A
0.35%	08/25/36	[2]	422,098	390,782
Citigroup Mortgage Loan Trust, Inc., Series
2010-9, Class 5A (STEP)
9.65%	03/25/37	[3]	290,000	316,739
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30		101,962	110,514
Countrywide Alternative Loan Trust, Series
2007-HY5R, Class 2A1A
5.20%	03/25/47	[2]	146,592	142,117
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
2.99%	11/20/34	[2]	245,538	231,554
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-4,
Class 4A1
0.49%	02/25/35	[2]	104,430	74,797
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.50%	05/25/35	[2]	131,155	108,266
Credit Suisse Commercial Mortgage Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		958,153	882,137
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2005-11, Class 1A1
6.50%	12/25/35		1,200,283	984,220
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR5, Class 9A1
2.43%	06/25/34	[2]	1,345,784	1,342,070
Credit Suisse Mortgage Capital Certificates,
Series 2013-3R, Class 5A1
2.80%	10/27/36	[2,3]	1,195,993	1,211,224
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF3 (STEP)
4.19%	12/25/36		1,000,000	663,659

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 98

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF2 (STEP)
4.75%	01/25/37		$338,924	$162,453
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
5.23%	02/25/37		910,000	696,419
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	352,165	353,113
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	767,101	766,690
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR6,
Class 2A1A
0.49%	10/19/45	[2]	286,587	229,793
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR2,
Class 2A1A
0.40%	10/19/36	[2]	286,732	230,744
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.34%	04/19/48	[2]	1,249,206	995,128
Equifirst Loan Securitization Trust, Series
2007-1, Class A2B
0.39%	04/25/37	[2]	330,000	172,988
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FFA,
Class M2 (STEP)
5.98%	03/25/25		178,094	185,187
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF2, Class A2B
0.30%	03/25/37	[2]	1,407,445	759,506
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1
2.31%	09/25/34	[2]	440,945	437,289
First Horizon Asset Securities, Inc., Series
2004-AR5, Class 2A1
2.63%	10/25/34	[2]	218,839	216,101
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
2.52%	08/25/37	[2]	497,221	413,171
GE Business Loan Trust, Series 2007-1A,
Class A
0.37%	04/16/35	[2,3]	339,905	312,446
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	53,131	58,101
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A2A
0.38%	01/25/47	[2]	831,654	721,421
Greenwich Capital Commercial Funding
Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		255,451	255,261

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust, Series 2006-4,
Class 4A2
0.43%	03/25/36	[2]	$1,684,241	$1,329,503
GSAA Trust, Series 2006-2, Class 2A3
0.47%	12/25/35	[2]	500,000	483,607
GSR Mortgage Loan Trust, Series 2005-4F,
Class 4A3
5.50%	05/25/35		482,506	498,460
GSR Mortgage Loan Trust, Series 2005-7F,
Class 3A3 (IO)
5.30%	09/25/35	[2,6]	195,990	26,111
GSR Mortgage Loan Trust, Series 2006-AR2,
Class 2A1
2.89%	04/25/36	[2]	388,963	373,007
Home Equity Loan Trust, Series 2007-2,
Class A3V
0.42%	07/20/36	[2]	340,000	332,815
Indymac Index Mortgage Loan Trust, Series
2006-AR7, Class 3A1
2.83%	05/25/36	[2]	332,765	249,092
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		127,021	123,675
JPMorgan Mortgage Trust, Series 2005-A6,
Class 7A1
3.02%	08/25/35	[2]	215,505	201,402
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A9
5.50%	09/25/35		1,100,632	1,115,146
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
2.99%	05/25/36	[2]	153,413	124,892
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A3
4.35%	04/15/40		45,981	46,182
Lehman XS Trust, Series 2005-4, Class 1A3
0.60%	10/25/35	[2]	449,295	421,003
Lehman XS Trust, Series 2006-18N,
Class A2A
0.35%	12/25/36	[2]	1,097,892	969,382
Luminent Mortgage Trust, Series 2007-2,
Class 1A3
0.42%	05/25/37	[2]	1,123,696	966,212
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.67%	10/25/34	[2]	201,742	198,970
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.15%	04/25/34	[2]	243,423	235,525
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2
0.31%	03/25/47	[2]	422,430	408,605

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.53%	04/25/37	[2]	$883,581	$131,900
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.37%	05/25/37	[2]	685,541	388,682
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		124,453	133,742
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.48%	11/25/35	[2]	542,575	511,605
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		837,526	805,316
Morgan Stanley Reremic Trust, Series 2013-R3, Class 12A
2.92%	01/26/47	[2,3]	1,183,459	1,206,587
New York Mortgage Trust, Series 2005-3, Class A1
0.44%	02/25/36	[2]	186,169	175,461
Park Place Securities, Inc., Series 2004-WWF1, Class M2
0.88%	12/25/34	[2]	651,818	647,645
RAAC Series, Series 2005-SP1, Class 4A1
7.00%	09/25/34		408,052	438,676
RAAC Series, Series 2007-SP1, Class A2
0.55%	03/25/37	[2]	188,767	186,370
RBSSP Resecuritization Trust, 009-3, Series 2009-3, Class 1A3
5.50%	11/26/35	[2,3]	240,044	242,077
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.24%	04/25/35	[2]	362,225	345,127
Residential Accredit Loans, Inc., Series 2006-Q09, Class 1A4A
0.37%	12/25/46	[2]	444,928	362,947
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1
5.75%	09/25/21		712,712	683,984
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[2,6]	8,160,695	92,355
Residential Asset Mortgage Products, Inc., Series 2006-RS3, Class A3
0.40%	05/25/36	[2]	276,585	259,524
Residential Asset Securities Corp., Series 2004-KS9, Class AII4
0.80%	10/25/34	[2]	37,392	20,467
Residential Asset Securities Corp., Series 2006-EMX1, Class A2
0.43%	01/25/36	[2]	232,784	229,098

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities I, Series 2007-SA2, Class 1A
3.42%	04/25/37	[2]	$754,030	$519,713
SLM Student Loan Trust, Series 2012-7, Class A3
0.85%	05/26/26	[2]	200,000	201,387
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.36%	12/25/36	[2]	490,103	363,167
Structured Asset Investment Loan Trust, Series 2005-5, Class M1
0.62%	06/25/35	[2]	443,000	441,078
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
2.15%	05/25/36	[2]	651,401	369,060
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.41%	05/25/46	[2]	169,235	103,397
Structured Asset Securities Corp. Trust, Series 2005-5, Class 2A1
5.50%	04/25/35		1,381,364	1,402,085
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
2.92%	06/25/32	[2]	221,714	216,550
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
2.70%	11/25/33	[2]	341,577	345,219
Structured Asset Securities Corp., Series 2005-2XS, Class 2A2
1.70%	02/25/35	[2]	269,700	250,874
Vanderbilt Mortgage Finance, Series 2001-C, Class M1
6.76%	01/07/32		46,063	46,874
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
0.61%	11/25/34	[2]	632,434	628,986
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.67%	05/25/44	[2]	363,641	346,044
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.52%	01/25/45	[2]	468,604	438,794
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.52%	08/25/45	[2]	764,022	719,499
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.46%	10/25/35	[2]	260,000	247,024
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.49%	10/25/45	[2]	857,925	793,267

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 100

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
0.43%	04/25/45	[2]	$786,090	$723,360
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2A1A
0.49%	07/25/45	[2]	775,000	723,438
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
0.52%	07/25/45	[2]	716,615	691,392
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.31%	03/25/37	[2]	411,773	321,120
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA3, Class 2A
0.93%	02/25/47	[2]	734,513	418,322
Wells Fargo Alternative Loan Trust, Series
2007-PA5, Class 1A1
6.25%	11/25/37		152,503	145,922
Wells Fargo Home Equity Asset-Backed
Securities, Series 2007-1, Class A3
0.52%	03/25/37	[2]	1,387,000	795,232
Wells Fargo Home Equity Trust, Series
2006-2, Class A3
0.34%	07/25/36	[2]	108,664	107,251
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR10, Class 5A2
2.61%	07/25/36	[2]	302,474	275,356
Wells Fargo Mortgage Backed Securities
Trust, Series 2006-AR17, Class A1
2.63%	10/25/36	[2]	331,082	305,386

				49,915,050

U.S. Agency Mortgage-Backed — 8.27%
Fannie Mae Pool AD0150
5.18%	05/01/19		337,789	392,741
Fannie Mae Pool AD0791
4.76%	02/01/20		342,309	400,169
Fannie Mae Pool AD0825
4.59%	02/01/20		245,514	287,150
Fannie Mae Pool AE0134
4.40%	02/01/20		740,000	855,752
Fannie Mae Pool AE0600
3.98%	11/01/20		309,295	348,889
Fannie Mae Pool AE0918
3.66%	10/01/20		371,820	412,464
Fannie Mae Pool AL0151
4.38%	04/01/21		487,405	561,202
Fannie Mae Pool AL0600
4.30%	07/01/21		147,000	169,393
Fannie Mae Pool AL2293
4.38%	06/01/21		894,083	1,032,727

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0000
3.58%	09/01/20		$485,203	$535,583
Fannie Mae Pool FN0002
3.31%	12/01/17		1,679,418	1,830,175
Fannie Mae Pool FN0005
3.38%	11/01/20		793,726	866,398
Fannie Mae Pool FN0009
3.42%	10/01/20		392,346	429,314
Fannie Mae REMICS, Series 2003-64,
Class KS
9.38%	07/25/18	[2]	34,578	38,442
Fannie Mae REMICS, Series 2007-52,
Class LS (IO)
5.85%	06/25/37	[2]	289,237	39,337
Fannie Mae REMICS, Series 2008-62,
Class SN (IO)
6.00%	07/25/38	[2]	1,532,257	196,331
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
6.40%	10/25/40	[2]	349,308	44,327
Fannie Mae, Series 2006-11, Class PS
23.82%	03/25/36	[2]	89,093	125,102
Fannie Mae, Series 2007-77, Class SK (IO)
5.67%	08/25/37	[2]	531,334	66,162
Fannie Mae, Series 2008-18, Class SM (IO)
6.80%	03/25/38	[2]	319,525	45,894
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		210,322	10,827
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	406,597	425,836
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	338,547	348,391
Fannie Mae-Aces, Series 2011-M1, Class A3
3.76%	06/25/21		600,000	663,835
Freddie Mac REMICS, Series 2711, Class FA
1.20%	11/15/33	[2]	315,285	319,736
Freddie Mac REMICS, Series 2733, Class FB
0.80%	10/15/33	[2]	545,000	552,074
Freddie Mac REMICS, Series 3001,
Class HS
16.24%	02/15/35	[2]	67,041	81,003
Freddie Mac REMICS, Series 3327,
Class LZ
6.00%	06/15/37		1,410,777	1,620,547
Freddie Mac REMICS, Series 3404,
Class AS (IO)
5.69%	01/15/38	[2]	328,518	48,420
Freddie Mac REMICS, Series 3417,
Class FA
0.70%	11/15/37	[2]	82,200	82,915

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3828, Class TF
0.60%	04/15/29	[2]	$570,168	$573,180
Freddie Mac REMICS, Series 4030,
Class HS (IO)
6.41%	04/15/42	[2]	774,423	117,374
Freddie Mac, Series 3262, Class KS (IO)
6.21%	01/15/37	[2]	288,063	40,678
Freddie Mac, Series 3339, Class JS
41.51%	07/15/37	[2]	72,514	144,118
Freddie Mac, Series 3439, Class SC (IO)
5.70%	04/15/38	[2]	275,305	38,522
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[7]	113,189	106,698
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		585,000	591,438
Ginnie Mae II Pool MA0243
2.00%	07/20/42	[2]	566,877	593,443
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		350,784	82,386
Ginnie Mae, Series 2011-50, Class PS (IO)
5.90%	02/20/41	[2]	470,326	80,798
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		925,008	139,754
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	4,088,270	60,325
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	9,251,896	113,447
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		396,957	42,613

				15,555,910

Total Mortgage-Backed
(Cost $79,451,803)				81,724,860

MUNICIPAL BONDS — 1.00%*
California — 0.31%
State of California, Build America Bonds
5.70%	11/01/21		175,000	212,415
6.65%	03/01/22		150,000	189,282
7.95%	03/01/36		150,000	187,829

				589,526

Illinois — 0.69%
City of Chicago, Refunding Taxable Project,
Series E
6.05%	01/01/29		300,000	344,898
State of Illinois, Build America Bonds
6.20%	07/01/21		75,000	84,562
State of Illinois, Taxable Bonds
4.95%	06/01/23		600,000	628,446

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, Taxable-Pension
4.35%	06/01/18		$215,000	$228,470

				1,286,376

Total Municipal Bonds
(Cost $1,842,299)				1,875,902

U.S. AGENCY SECURITIES — 3.69%
U.S. Agency Securities — 3.69%
Fannie Mae
0.50%	01/15/16		1,150,000	1,150,044
0.50%	01/29/16		1,250,000	1,250,906
0.63%	02/22/16		615,000	615,395

Federal Home Loan Bank
0.25%	04/15/14		1,770,000	1,770,213

Freddie Mac
0.50%	09/14/15		1,440,000	1,440,835
0.60%	03/28/16		705,000	704,759

Total U.S. Agency Securities
(Cost $6,928,764)				6,932,152

U.S. TREASURY SECURITIES — 6.43%
U.S. Treasury Notes — 6.43%
U.S. Treasury Notes
0.75%	08/15/13		2,380,000	2,385,950
1.00%	07/15/13		1,817,000	1,822,040
1.13%	06/15/13		4,139,000	4,148,379
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[8]	460,000	513,651
1.25%	04/15/14	[8]	830,000	933,385
1.88%	07/15/13	[8]	845,000	1,080,721
2.00%	01/15/14	[8]	505,000	650,550
2.00%	07/15/14	[8]	435,000	562,675

Total U.S. Treasury Securities
(Cost $12,096,966)				12,097,351

Total Bonds – 88.96%
(Cost $163,631,731)				167,229,902

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 102

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 10.64%
Commercial Paper — 1.35%
RBS Holdings USA, Inc.
0.35%[9]	08/20/13		$1,215,000	$1,213,321
UBS Finance Delaware, LLC
0.23%[9]	06/21/13		1,330,000	1,329,256

				2,542,577

Money Market Funds — 1.96%
BlackRock Liquidity Funds
TempFund Portfolio
0.10%[10]			1,840,000	1,840,000
DWS Money Market Series
Institutional Funds
0.10%[10]			1,840,000	1,840,000

				3,680,000

U.S. Agency Discount Notes — 7.18%
Federal Home Loan Bank
0.09%[9]	07/05/13		1,030,000	1,029,864
0.12%[9]	07/19/13		3,275,000	3,274,505
0.13%[9]	06/07/13		2,880,000	2,879,787
Freddie Mac
0.12%[9]	06/03/13		6,320,000	6,319,558

				13,503,714

U.S. Treasury Bills — 0.15%
U.S. Treasury Bills
0.05%[9]	04/04/13	[11]	185,000	184,999
0.07%[9]	05/23/13	[11]	30,000	29,997
0.08%[9]	05/23/13	[11]	40,000	39,997
0.10%[9]	05/23/13	[11]	10,000	10,000
0.12%[9]	05/16/13	[11]	5,000	5,000

				269,993

Total Short-Term Investments
(Cost $19,994,308)				19,996,284

Total Investments — 99.60%
(Cost $183,626,039)[1]				187,226,186

Cash and Other Assets, Less
Liabilities — 0.40%				753,883

NET ASSETS — 100.00%				$187,980,069

Unrealized
Contracts	(Depreciation)

FUTURES CONTRACTS: SHORT POSITIONS
11	U.S. Treasury Five Year Note,
	Expiration June 2013	$ (980)
197	U.S. Treasury Ten Year Note,
	Expiration June 2013	(171,779)
11	U.S. Treasury Thirty Year Long Bond,
	Expiration June 2013	(19,455)

	Net unrealized (depreciation)	$ (192,214)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) – TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: JPMorgan Chase & Co.

06/20/17	$(39,785)	$594	$71,615	$31,830

	$(39,785)	$594	$71,615	$31,830

a	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

b	The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $183,626,954 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$4,716,240
Gross unrealized depreciation	(1,117,008)

Net unrealized appreciation	$3,599,232

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $45,948,809, representing 24.44% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/16/12	Navistar, Inc., Term Loan
	B, 1st Lien, 7.00%,
	07/16/14	$148,663	$152,006	0.08%

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2013

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
03/28/13	Navistar, Inc., Term Loan, 1st Lien, 0.00%, 08/17/17	$500,000	$500,000	0.27%

		$648,663	$652,006	0.35%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $92,355, which is 0.05% of total net assets.

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2013.

[8]	Inflation protected security. Principal amount reflects original security face amount.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of March 31, 2013.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $269,992.

†	Fair valued security. The aggregate value of fair valued securities is $3,862,197, which is 2.05% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 104

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.84%
ASSET-BACKED SECURITIES — 14.80%**
Aircastle Aircraft Lease Backed Trust, Series
2007-1A, Class G1
0.51%	06/14/37	[2,3]	$840,323	$784,694
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.72%	10/19/24	[2,3,4]	500,000	502,293
AMURF, Series 2012, Class B
11.00%	12/17/17	5,†	953,583	953,583
AMURF, Series 2012-I, Class A
14.00%	10/15/16	5,†	865,458	865,714
Arizona Educational Loan Marketing Corp.,
Series 2003-C, Class D
0.30%	03/01/38		350,000	336,438
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.90%	04/17/23	[2,3,4]	575,000	578,345
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15	†	225,000	205,379
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16	†	225,000	195,254
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E2
7.00%	03/20/17	†	250,000	201,324
Babcock & Brown Air Funding I Ltd., Series
2007-1A, Class G1 (Bermuda)
0.50%	11/14/33	[2,3,4]	819,352	729,223
Bayview Commercial Asset Trust, Series
2004-3, Class A1
0.57%	01/25/35	[2,3]	527,664	481,178
Bayview Commercial Asset Trust, Series
2006-4A, Class A1
0.43%	12/25/36	[2,3]	1,509,319	1,221,497
Bayview Commercial Asset Trust, Series
2007-3, Class A1
0.44%	07/25/37	[2,3]	670,925	508,303
Cerberus Offshore Levered I LP, Series
2012-1A, Class B (Cayman Islands)
5.20%	11/30/18	[2,3,4]	500,000	508,240
CIT Education Loan Trust, Series 2007-1,
Class A
0.37%	03/25/42	[2,3]	1,839,661	1,703,497
Cronos Containers Program Ltd., Series
2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	252,083	251,741
Cronos Containers Program Ltd., Series
2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	380,000	395,264
Crystal River, Series 2005-1A, Class A
(Cayman Islands)
0.65%	03/02/46	[2,3,4]	470,845	57,507

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
EFS Volunteer LLC, Series 2010-1, Class A2
1.15%	10/25/35	[2,3]	$800,000	$792,585
GE Business Loan Trust, Series 2004-1,
Class A
0.49%	05/15/32	[2,3]	755,941	730,881
GE Business Loan Trust, Series 2004-2A, Class A
0.42%	12/15/32	[2,3]	484,718	462,582
GE Business Loan Trust, Series 2005-1A, Class A3
0.45%	06/15/33	[2,3]	1,151,059	1,092,816
GE Business Loan Trust, Series 2005-2A, Class A
0.44%	11/15/33	[2,3]	1,013,444	958,194
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.50%	04/17/19	[2,3,4]	130,000	128,567
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.45%	11/17/20	[2,3,4]	340,000	331,407
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.44%	12/19/32	[2,3,4]	856,776	775,725
Hewett’s Island CLO V Ltd., Series 2006-5A, Class D (Cayman Islands)
1.73%	12/05/18	[2,3,4]	1,550,000	1,376,752
Highland Loan Funding Ltd., Series 1A, Class A2A (Cayman Islands)
0.98%	08/01/14	[2,3,4]	1,050,000	1,030,211
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.62%	10/15/23	[2,3,4]	500,000	502,119
National Collegiate Master Student Loan Trust I, Series 2002-2, Class AR9
3.70%	11/01/42	[2,3]	700,000	699,566
National Collegiate Student Loan Trust, Series 2006-3, Class A4
0.47%	03/26/29	[2]	975,000	721,364
National Collegiate Student Loan Trust, Series 2007-1, Class A3
0.44%	07/25/30	[2]	1,320,000	1,011,461
Neptune Finance CCS Ltd., Series 2008-1A, Class A (Cayman Islands)
0.92%	04/20/20	[2,3,4]	500,000	497,743
North Carolina State Education Authority, Series 2011-1, Class A3
1.20%	10/25/41	[2]	2,000,000	2,037,360
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.71%	11/20/23	[2,3,4]	500,000	502,418
OFSI Fund Ltd., Series 2006-1, Class D (Cayman Islands)
2.03%	09/20/19	[2,3,4]	550,000	434,485

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2013

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Pam Capital Funding LP, Series 1998-1A,
Class B2 (Cayman Islands)
1.65%	05/01/13	2,3,4,6,†	$340,802	$97,128
Panthera Aviation, Series 2013-1
10.00%	01/25/22	5,†	500,000	500,000
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	539,639	566,620
PMC Aviation LLC, Series 2012-1I, Class A
18.00%	04/15/15	†	443,175	449,822
Sagamore CLO Ltd., Series 2003-1A,
Class B (Cayman Islands)
1.80%	10/15/15	[2,3,4]	450,000	450,126
Scholar Funding Trust, Series 2012-B,
Class A2
1.30%	03/28/46	[2,3]	1,000,000	963,856
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.60%	10/20/23	[2,3,4]	625,000	626,622
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.55%	04/16/22	[2,3,4]	575,000	575,926
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.39%	04/20/21	[2,3]	185,000	181,922
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	390,542	401,920
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	195,833	202,400
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	408,333	410,901
Textainer Marine Containers Ltd., Series
2005-1A, Class A (Bermuda)
0.45%	05/15/20	[2,3,4]	243,750	241,634
Trip Rail Master Funding LLC, Series
2011-1A, Class A1A
10.00%	07/06/14	3,6,†	461,429	461,430
Triton Container Finance LLC, Series
2006-1A, Class NOTE
0.37%	11/26/21	[2,3]	467,500	459,099
Triton Container Finance LLC, Series
2007-1A, Class NOTE
0.34%	02/26/19	[2,3]	257,552	255,401
Wind River CLO Ltd, Series 2004-1A,
Class B1 (Cayman Islands)
1.38%	12/19/16	[2,3,4]	500,000	492,497

Total Asset-Backed Securities
(Cost $31,528,262)				31,903,014

BANK LOANS — 1.81%*
Electric — 0.25%
Boston Generating LLC, Term Loan,
1st Lien[7]
0.01%	12/20/13	2,5,8,†	107,166	–

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.73%	10/10/17	[2,5]	$750,000	$533,539

				533,539

Energy — 0.36%
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.79%	02/15/15	[2,5]	1,150,785	783,494

Gaming — 1.01%
Caesars Entertainment Operating Co., Inc.,
Term Loan B6, 1st Lien
5.45%	01/28/18	[2,5]	2,355,246	2,188,424

Services — 0.19%
AABS Ltd., Series 2013-1, Class A (STEP)
4.88%	01/15/38	3,†	395,833	400,783

Total Bank Loans
(Cost $4,258,361)				3,906,240

CORPORATES — 12.20%*
Banking — 0.96%
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,223,855
Chase Capital VI
0.92%	08/01/28	[2]	500,000	416,875
First Chicago NBD Institutional Capital I
0.85%	02/01/27	[2]	500,000	419,375

				2,060,105

Communications — 0.21%
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.00%	01/15/19		75,000	81,187
Windstream Corp. (WI)
8.12%	09/01/18		345,000	379,931

				461,118

Electric — 0.81%
Dynegy Escrow Holdings
0.00%	01/01/50	†	1,175,000	29,375
GenOn Americas Generation LLC
9.12%	05/01/31		800,000	898,000
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		720,978	825,520

				1,752,895

Energy — 1.33%
Arch Coal, Inc.
7.00%	06/15/19		1,030,000	934,725

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 106

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March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Southern Union Co.
3.32%	11/01/66	[2]	$2,200,000	$1,941,500

				2,876,225

Finance — 5.13%
Astoria Depositor Corp.
8.14%	05/01/21	[3]	1,200,000	1,218,000
Chase Capital II, Series B
0.80%	02/01/27	[2]	1,500,000	1,258,125
CIT Group, Inc.
6.62%	04/01/18	[3]	1,195,000	1,368,275
Citigroup, Inc.
0.84%	08/25/36	[2]	3,350,000	2,660,547
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	2,319,000	2,103,649
0.77%	08/15/36	[2]	1,000,000	832,328
JPMorgan Chase Capital XIII, Series M
1.26%	09/30/34	[2]	700,000	575,750
JPMorgan Chase Capital XXIII
1.29%	05/15/47	[2]	200,000	158,500
Prudential Holdings LLC
8.70%	12/18/23	[3]	677,000	878,317

				11,053,491

Health Care — 0.38%
CHS/Community Health Systems, Inc.
8.00%	11/15/19		260,000	289,250
HCA, Inc.
7.25%	09/15/20		472,000	523,330

				812,580

Industrials — 0.39%
Maxim Crane Works LP
12.25%	04/15/15	[3]	800,000	842,000

Insurance — 0.59%
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	1,276,353

Real Estate Investment Trust (REIT) — 0.26%
HCP, Inc.
7.07%	06/08/15		500,000	561,986

Transportation — 2.14%
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[3,4]	525,200	552,118
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,501,638	2,690,761
Delta Air Lines Pass-Through Trust, Series
2002, Class G1
6.72%	01/02/23		642,696	717,410

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.66%	08/15/16	[2]	$667,420	$640,723

				4,601,012

Total Corporates
(Cost $23,372,240)				26,297,765

MORTGAGE-BACKED — 48.88%**
Commercial Mortgage-Backed — 1.97%
Bayview Commercial Asset Trust, Series
2005-A4, Class A1
0.50%	01/25/36	[2,3]	1,731,565	1,410,100
Bayview Commercial Asset Trust, Series
2006-SP1, Class M1
0.65%	04/25/36	[2,3]	1,275,000	960,512
GE Business Loan Trust, Series 2003-1,
Class B
1.50%	04/15/31	[2,3]	389,637	343,245
GE Business Loan Trust, Series 2003-2A,
Class A
0.57%	11/15/31	[2,3]	799,895	769,197
GE Business Loan Trust, Series 2005-1A,
Class C
0.90%	06/15/33	[2,3]	468,894	378,554
GE Business Loan Trust, Series 2005-2A,
Class B
0.70%	11/15/33	[2,3]	460,656	388,154

				4,249,762

Non-Agency Mortgage-Backed — 38.65%
ACE Securities Corp., Series 2003-MH1,
Class B1
6.50%	08/15/30	[2,3]	207,186	208,798
ACE Securities Corp., Series 2006-HE3,
Class A2C
0.35%	06/25/36	[2]	2,384,229	1,408,515
Adjustable Rate Mortgage Trust, Series
2005-11, Class 2A12
2.90%	02/25/36	[2]	521,261	485,770
Adjustable Rate Mortgage Trust, Series
2005-11, Class 2A41
2.90%	02/25/36	[2]	989,519	911,228
Adjustable Rate Mortgage Trust, Series
2005-5, Class 6A21
0.43%	09/25/35	[2]	822,151	780,968
Ameriquest Mortgage Securities, Inc., Series
2005-R2, Class M2
0.68%	04/25/35	[2]	1,200,000	1,095,867
Asset Backed Securities Corp. Home Equity,
Series 2007-HE1, Class A4
0.34%	12/25/36	[2]	3,000,000	1,866,306

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2013

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust,
Series 2003-3, Class A4
5.75%	05/25/33	$1,412,983	$1,525,019
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20	641,888	661,972
Banco de Credito Y Securitizacion SA, Series
2001-1, Class AF (Argentina)
8.00%	06/30/20[3,4,6]	5,000	350
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
3.01%	05/27/37[2,3]	1,682,069	1,653,867
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.36%	02/25/47[2]	1,188,283	1,021,876
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
3.03%	06/27/36[2,3]	1,970,799	1,971,943
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.52%	11/27/37[2,3]	2,372,448	2,280,560
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
2.92%	03/26/36[2,3]	1,139,833	1,106,890
Bear Stearns Alt-A Trust, Series 2005-1,
Class A1
0.76%	01/25/35[2]	1,064,371	1,036,329
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/203,4,6,†	110	1
Centex Home Equity, Series 2006-A,
Class AV4
0.45%	06/25/36[2]	2,150,000	1,830,654
Chase Mortgage Finance Corp., Series
2007-A1, Class 8A1
3.07%	02/25/37[2]	474,182	475,068
Citicorp Residential Mortgage Securities, Inc.,
Series 2007-1, Class A5 (STEP)
6.05%	03/25/37	1,750,000	1,646,907
Citigroup Mortgage Loan Trust, Inc., Series
2005-OPT3, Class M2
0.65%	05/25/35[2]	1,100,000	1,033,633
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH2, Class A3
0.38%	03/25/37[2]	2,500,000	2,338,283
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33	814,660	876,891
Conseco Finance Securitizations Corp.,
Series 2002-1, Class A
6.68%	12/01/33[2]	40,947	42,455
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32[2]	2,985,977	2,981,485

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32[2,3]	$944,896	$788,751
Conseco Financial Corp., Series 1996-10,
Class M1
7.24%	11/15/28[2]	2,594,732	2,833,690
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27[2]	1,092,531	1,185,808
Conseco Financial Corp., Series 1996-8,
Class A6
7.60%	10/15/27[2]	4,649	4,697
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28[2]	430,548	475,836
Conseco Financial Corp., Series 1998-3,
Class A6
6.76%	03/01/30[2]	838,193	894,335
Conseco Financial Corp., Series 1998-4,
Class A6
6.53%	04/01/30[2]	999,837	1,052,416
Conseco Financial Corp., Series 1998-4,
Class A7
6.87%	04/01/30[2]	495,088	531,300
Conseco Financial Corp., Series 1999-5,
Class A5
7.86%	03/01/30[2]	122,195	110,592
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
5.23%	02/25/37	1,120,000	856,126
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB3,
Class A1 (STEP)
4.60%	03/25/37	2,331,694	1,317,733
Deutsche Financial Capital Securitization
LLC, Series 1997-I, Class A3
6.75%	09/15/27	8,742	8,771
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF18, Class A2B
0.31%	12/25/37[2]	1,288,513	689,933
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF1, Class A2D
0.42%	01/25/38[2]	3,707,332	2,131,345
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF2, Class A2B
0.30%	03/25/37[2]	1,407,445	759,506
Green Tree Home Improvement Loan Trust,
Series 1995-D, Class B2
7.45%	09/15/25	38,061	34,647
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21	4,756	4,676

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 108

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Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38[2,3]	$1,445,171	$1,580,360
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A2A
0.38%	01/25/47[2]	1,679,000	1,456,453
Harborview Mortgage Loan Trust, Series
2006-8, Class 2A1A
0.39%	07/21/36[2]	634,891	441,619
Home Equity Loan Trust, Series 2007-3,
Class A4
1.70%	11/20/36[2]	1,040,000	1,012,360
Home Equity Loan Trust, Series 2007-3,
Class APT
1.40%	11/20/36[2]	1,049,974	1,052,133
Impac CMB Trust, Series 2004-4, Class 1A2
0.82%	09/25/34[2]	1,109,101	995,444
Indymac Index Mortgage Loan Trust, Series
2007-FLX2, Class A1C
0.39%	04/25/37[2]	2,641,969	1,906,292
Indymac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28	564,460	563,177
Indymac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28	237,619	237,089
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28	197,620	192,413
Indymac Manufactured Housing Contract,
Series 1998-1, Class A5
6.96%	09/25/28[2]	476,330	507,920
Indymac Manufactured Housing Contract,
Series 1998-2, Class A2
6.17%	08/25/29	71,824	72,936
Indymac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29[2]	711,084	711,769
JPMorgan Mortgage Acquisition Corp., Series
2007-HE1, Class AF6 (STEP)
4.88%	03/25/47	1,584,424	1,072,682
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40[2]	868,535	963,104
Lehman XS Trust, Series 2006-13,
Class 1A2
0.37%	09/25/36[2]	1,566,199	1,276,633
Lehman XS Trust, Series 2006-18N,
Class A2A
0.35%	12/25/36[2]	1,701,733	1,502,542
Lehman XS Trust, Series 2006-19,
Class A2
0.37%	12/25/36[2]	1,526,042	1,226,537

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2006-9,
Class A1B
0.36%	05/25/46	[2]	$1,583,953	$1,272,671
Merrill Lynch Alternative Note Asset, Series
2007-A3, Class A2D
0.53%	04/25/37	[2]	1,696,107	253,193
Merrill Lynch Mortgage Investors, Inc., Series
2004-HE2, Class A2C
0.78%	08/25/35	[2]	709,726	652,760
Mid-State Trust, Series 11, Class B
8.22%	07/15/38		15,781	16,202
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,156,580	1,242,913
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		799,899	852,488
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		303,291	321,039
Mid-State Trust, Series 6, Class A3
7.54%	07/01/35		498,181	506,217
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		40,593	40,712
Morgan Stanley Mortgage Loan Trust, Series
2006-7, Class 5A2
5.96%	06/25/36	[2]	3,145,859	1,936,228
Oakwood Mortgage Investors, Inc., Series
1998-A, Class A4
6.20%	05/15/28		92	92
Oakwood Mortgage Investors, Inc., Series
1998-A, Class M
6.82%	05/15/28	[2]	950,000	1,035,349
Oakwood Mortgage Investors, Inc., Series
1998-B, Class A4
6.35%	03/15/17		37,594	38,131
Oakwood Mortgage Investors, Inc., Series
1998-D, Class A
6.40%	01/15/29		527,831	532,977
Oakwood Mortgage Investors, Inc., Series
1999-A, Class A2
5.89%	04/15/29		116,661	118,438
Oakwood Mortgage Investors, Inc., Series
1999-B, Class A4
6.99%	12/15/26		1,016,567	1,093,198
Oakwood Mortgage Investors, Inc., Series
2001-D, Class A3
5.90%	09/15/22	[2]	1,477,425	1,145,918
Oakwood Mortgage Investors, Inc., Series
2002-A, Class A3
6.03%	05/15/24	[2]	921,410	969,103
Oakwood Mortgage Investors, Inc.
2002-A AIO (IO)
6.00%	03/15/32	6,†	176,245	2

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2013

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Opteum Mortgage Acceptance Corp., Series
2005-5, Class 2A1B
5.64%	12/25/35	[2]	$232,272	$231,987
Origen Manufactured Housing, Series
2005-A, Class M1
5.46%	06/15/36	[2]	894,556	945,790
Park Place Securities, Inc., Series
2004-WWF1, Class M2
0.88%	12/25/34	[2]	824,138	818,861
Park Place Securities, Inc., Series
2005-WCH1, Class M2
0.72%	01/25/36	[2]	832,449	817,647
Residential Accredit Loans, Inc., Series
2005-QA3, Class NB1
3.12%	03/25/35	[2]	1,560,457	1,139,345
Securitized Asset Backed Receivables LLC
Trust, Series 2007-BR4, Class A2C
0.49%	05/25/37	[2]	2,407,010	1,368,613
SG Mortgage Securities Trust, Series
2007-NC1, Class A2
0.44%	12/25/36	[2,3]	2,443,062	1,183,006
Specialty Underwriting & Residential Finance,
Series 2006-AB3, Class A2B
0.35%	09/25/37	[2]	848,390	440,778
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
1.30%	07/25/34	[2,3]	122,539	117,538
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30	[2]	585	275
UCFC Manufactured Housing Contract,
Series 1997-4, Class A4
7.00%	04/15/29	[2]	403,059	410,695
Vanderbilt Acquisition Loan Trust, Series
2002-1, Class A4
6.57%	05/07/27	[2]	590,751	622,590
Vanderbilt Mortgage Finance, Series 2000-C,
Class ARM
0.55%	10/07/30	[2]	668,369	539,426
Vanderbilt Mortgage Finance, Series 2001-C,
Class M1
6.76%	01/07/32		414,565	421,870
Vanderbilt Mortgage Finance, Series 2002-C,
Class A5
7.60%	12/07/32		1,100,000	1,156,992
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2A1A
0.49%	07/25/45	[2]	218,085	203,576
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA2,
Class 2A
0.88%	01/25/47	[2]	2,089,856	1,170,983

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual MSC Mortgage
Pass-Through CTFS, Series 2003-MS9,
Class 1A
7.00%	04/25/33		$3,782	$3,871

				83,314,734

U.S. Agency Mortgage-Backed — 8.26%
Fannie Mae Pool (TBA)
6.00%	06/25/41		1,370,000	1,499,508
Fannie Mae Pool AB3866
3.50%	11/01/41		469,900	497,838
Fannie Mae REMICS, Series 2003-64,
Class KS
9.38%	07/25/18	[2]	472,570	525,373
Fannie Mae, Series 1993-80, Class S
10.61%	05/25/23	[2]	8,435	9,616
Fannie Mae, Series 2000-45, Class SA (IO)
7.75%	12/18/30	[2]	1,491,042	273,810
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	1,507	1,583
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	20,961	24,440
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		22,369	64
Fannie Mae, Series 2005-92, Class US (IO)
5.90%	10/25/25	[2]	5,253,390	719,296
Fannie Mae, Series 2006-125, Class SM (IO)
7.00%	01/25/37	[2]	5,690,874	1,045,856
Fannie Mae, Series 2008-50, Class SA (IO)
5.85%	11/25/36	[2]	5,379,192	897,976
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		3,631,818	470,904
Fannie Mae, Series 2010-43, Class KS (IO)
6.22%	05/25/40	[2]	4,380,902	727,484
Freddie Mac Gold Pool E04113
2.50%	11/01/27		460,781	477,736
Freddie Mac REMICS, Series 2990,
Class ND
16.38%	12/15/34	[2]	541,440	700,151
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	18,162
Freddie Mac, Series 1673, Class SD
15.06%	02/15/24	[2]	418,755	540,043
Freddie Mac, Series 1760, Class ZD
1.51%	02/15/24	[2]	900,011	913,164
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		37,057	3,637
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		144,693	6,378

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 110

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3242, Class SA (IO)
6.15%	11/15/36	[2]	$17,683,040	$2,575,584
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[2]	53,708,673	256,856
Freddie Mac, Series 3260, Class AS (IO)
6.18%	01/15/37	[2]	17,660,340	2,513,723
Freddie Mac, Series 3289, Class SD (IO)
5.92%	03/15/37	[2]	3,976,828	451,683
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		1,665,000	1,739,665
Ginnie Mae, Series 2001-31, Class SJ
27.29%	02/20/31	[2]	48,908	89,957
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		603	–
Ginnie Mae, Series 2004-8, Class SE
13.89%	11/26/23	[2]	215,038	289,370
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		4,985,035	535,141

				17,804,998

Total Mortgage-Backed
(Cost $95,397,299)				105,369,494

U.S. AGENCY SECURITIES — 1.76%
U.S. Agency Securities — 1.76%
Fannie Mae
0.50%	11/06/15		1,995,000	1,995,991
Federal Home Loan Bank
0.50%	10/16/15		1,790,000	1,790,263

Total U.S. Agency Securities
(Cost $3,785,000)				3,786,254

U.S. TREASURY SECURITIES — 10.39%
U.S. Treasury Notes — 10.39%
U.S. Treasury Notes
0.75%	08/15/13		8,940,000	8,962,350
1.13%	06/15/13		3,437,000	3,444,788
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[9]	3,900,000	4,354,865
1.25%	04/15/14	[9]	3,630,000	4,082,155
2.00%	01/15/14	[9]	650,000	837,342
2.00%	07/15/14	[9]	555,000	717,896

Total U.S. Treasury Securities
(Cost $22,409,507)				22,399,396

Total Bonds – 89.84%
(Cost $180,750,669)				193,662,163

Issues		Shares	Value
COMMON STOCK — 0.30%
Electric — 0.30%
Dynegy, Inc.[7]
		27,210	$652,768

Total Common Stock
(Cost $523,248)

Issues		Shares	Value
PREFERRED STOCK — 0.46%
Finance — 0.46%
Citigroup Capital XIII
0.05%		35,000	1,000,650
Terwin Mortgage Trust 2005-P1 A
0.00%5,†	11/25/35	570	1

Total Preferred Stock
(Cost $877,893)			1,000,651

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.03%
Commercial Paper — 1.80%
RBS Holdings USA, Inc.
0.35%[10]	08/20/13	1,995,000	1,992,244
UBS Finance Delaware, LLC
0.23%[10]	06/21/13	1,900,000	1,898,938

			3,891,182

Money Market Funds — 1.99%
BlackRock Liquidity Funds
TempFund Portfolio
0.10%[11]		2,142,000	2,142,000
DWS Money Market Series
Institutional Funds
0.10%[11]		2,142,000	2,142,000

			4,284,000

U.S. Agency Discount Notes — 5.24%
Fannie Mae
0.12%[10]	06/05/13	3,555,000	3,554,744
Federal Home Loan Bank
0.09%[10]	07/05/13	4,985,000	4,984,342
Freddie Mac
0.11%[10]	06/10/13	2,755,000	2,754,785

			11,293,871

Total Short-Term Investments
(Cost $19,467,765)			19,469,053

See accompanying notes to Schedule of Portfolio Investments.

111 / Annual Report March 2013

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2013

Value
Total Investments – 99.63%
(Cost $201,619,575)[1]	$214,784,635

Cash and Other Assets, Less
Liabilities – 0.37%	788,677

NET ASSETS – 100.00%	$215,573,312

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN

Based on the change in the return of the markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pools. Counterparty: Deutsche Bank AG

01/12/39	$468	$259	$259

	$468	$259	$259

Notes:

[1]	Cost for federal income tax purposes is $201,718,113 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$22,493,846
Gross unrealized depreciation	(9,427,324)

Net unrealized appreciation	$13,066,522

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $46,102,987, representing 21.39% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
11/16/12	AMURF, Series 2012,
	Class B, 11.00%, 12/17/17	$953,583	$953,583	0.45%
11/05/12	AMURF, Series 2012-I,
	Class A, 14.00%, 10/15/16	865,458	865,714	0.40%
12/19/06	Boston Generating LLC,
	Term Loan, 1st Lien,
	0.01%, 12/20/13	107,166	-	0.00%

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
06/24/10	Caesars Entertainment
	Operating Co., Inc., Term
	Loan B6, 1st Lien, 5.45%,
	01/28/18	$2,183,958	$2,188,424	1.01%
04/01/11	MACH Gen LLC, Term
	Loan 2nd Lien (PIK),
	7.79%, 02/15/15	1,067,016	783,494	0.36%
01/25/13	Panthera Aviation, Series
	2013-1, 10.00%, 01/25/22	500,000	500,000	0.23%
04/19/05	Terwin Mortgage Trust
	2005-P1 A, 0.00%,
	11/25/35	2,893	1	0.00%
05/10/12	Texas Competitive Electric
	Holdings Co. LLC,
	Term Loan EXT, 1st Lien,
	4.73%, 10/10/17	500,413	533,539	0.25%

		$6,180,487	$5,824,755	2.70%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $558,911, which is 0.26% of total net assets.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Inflation protected security. Principal amount reflects original security face amount.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2013.

†	Fair valued security. The aggregate value of fair valued securities is $4,359,796, which is 2.02% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 112

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.83%
ASSET-BACKED SECURITIES — 7.31%**
Access Group, Inc., Series 2005-2, Class A3
0.47%	11/22/24	[2]	$46,578	$46,040
Arizona Educational Loan Marketing Corp.,
Series 2003-C, Class C1
0.54%	06/01/23	[2]	7,535	7,534
Aviation Capital Group Trust, Series 2003-2A,
Class G2
1.00%	09/20/33	[2,3]	50,753	36,542
Bayview Commercial Asset Trust, Series
2004-3, Class A1
0.57%	01/25/35	[2,3]	45,884	41,842
Brazos Higher Education Authority, Inc.,
Series 2004-I, Class A2
0.44%	06/27/22	[2]	9,377	9,361
Brazos Higher Education Authority, Inc.,
Series 2005-2, Class A10
0.40%	12/26/19	[2]	25,000	24,834
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.49%	02/25/35	[2]	15,000	15,345
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.30%	10/27/36	[2]	15,000	15,063
College Loan Corp. Trust, Series 2007-1,
Class A3
0.40%	04/25/29	[2]	20,000	18,457
Collegiate Funding Services Education Loan
Trust, Series 2004-A, Class A3
0.49%	09/28/26	[2]	18,184	18,059
Educational Funding of the South, Inc., Series
2011-1, Class A2
0.95%	04/25/35	[2]	10,000	10,031
Educational Funding of the South, Inc., Series
2012-1, Class A
1.25%	03/25/36	[2]	13,631	13,795
GCO Education Loan Funding Trust, Series
2007-1A, Class A5L
0.36%	05/25/23	[2,3]	32,482	32,237
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.41%	11/25/26	[2]	25,000	24,511
Iowa Student Loan Liquidity Corp., Series
2011-1, Class A
1.53%	06/25/42	[2]	17,657	18,174
Nelnet Student Loan Trust, Series 2007-1,
Class A1
0.30%	11/27/18	[2]	11,192	11,182
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.80%	10/27/36	[2,3]	29,213	29,297
North Carolina State Education Authority,
Series 2011-1, Class A3
1.20%	10/25/41	[2]	15,000	15,280

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc.
1.05%	01/29/46	[2]	$10,000	$9,299
Scholar Funding Trust, Series 2011-A,
Class A
1.20%	10/28/43	[2,3]	11,616	11,674
SLC Student Loan Trust, Series 2006-2,
Class A5
0.38%	09/15/26	[2]	15,000	14,647
SLM Student Loan Trust, Series 2006-4,
Class A4
0.38%	04/25/23	[2]	7,866	7,866
South Carolina Student Loan Corp., Series A1
0.39%	12/03/18	[2]	9,236	9,228
South Carolina Student Loan Corp., Series A2
0.41%	12/01/20	[2]	10,000	9,915

Total Asset-Backed Securities
(Cost $437,841)				450,213

CORPORATES — 17.52%*
Banking — 2.79%
Lloyds TSB Bank PLC (United Kingdom)
2.65%	01/24/14	[2,4]	70,000	71,147
National Australia Bank Ltd., Series REGS
(Australia)
1.02%	04/11/14	[2,4]	100,000	100,350

				171,497

Electric — 0.46%
W3A Funding Corp.
8.09%	01/02/17		27,712	28,539

Energy — 1.04%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	60,000	63,850

Finance — 8.05%
Chase Capital II, Series B
0.80%	02/01/27	[2]	100,000	83,875
Citigroup, Inc.
1.99%	05/15/18	[2]	142,000	147,600
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	30,000	27,214
0.77%	08/15/36	[2]	75,000	62,425
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	35,000	37,511
Prudential Holdings LLC (AGM)
1.16%	12/18/17	[2,3]	100,000	96,442
Woodbourne Capital Trust I
2.70%	04/29/49	[2,3,5]	80,000	40,800

				495,867

See accompanying notes to Schedule of Portfolio Investments.

113 / Annual Report March 2013

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 3.23%
Duke Realty LP
5.40%	08/15/14		$50,000	$52,769
HCP, Inc.
2.70%	02/01/14		50,000	50,794
Healthcare Realty Trust, Inc.
5.12%	04/01/14		40,000	41,774
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	50,000	53,737

				199,074

Transportation — 1.95%
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		109,587	119,826

Total Corporates
(Cost $1,048,132)				1,078,653

MORTGAGE-BACKED — 41.45%**
Commercial Mortgage-Backed — 12.09%
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A4
4.76%	11/10/39		19,684	20,065
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-3, Class A5
5.56%	06/10/39	[2]	32,919	34,333
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-1, Class A3
4.88%	11/10/42		8,934	9,142
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		31,808	32,300
Bear Stearns Commercial Mortgage
Securities, Series 2004-PWR4, Class A3
5.47%	06/11/41	[2]	34,669	36,067
Bear Stearns Commercial Mortgage
Securities, Series 2004-T14, Class A4
5.20%	01/12/41	[2]	48,921	50,182
Bear Stearns Commercial Mortgage
Securities, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	30,000	33,529
Citigroup Commercial Mortgage Trust, Series
2004-C1, Class A4
5.36%	04/15/40	[2]	50,000	51,899
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4, Class A2B
5.20%	12/11/49		14,717	14,906
Commercial Mortgage Asset Trust, Series
1999-C1, Class A4
6.98%	01/17/32	[2]	5,949	5,962
Commercial Mortgage Pass-Through
Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	33,000	35,843

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class AAB
5.31%	12/15/39		$20,214	$20,388
GE Capital Commercial Mortgage Corp.,
Series 2004-C3, Class A4
5.19%	07/10/39	[2]	45,563	47,654
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-C1,
Class A3
4.72%	01/15/38		40,000	40,821
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CB8,
Class A4
4.40%	01/12/39		29,783	30,580
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP2,
Class A3A
4.68%	07/15/42		14,890	15,021
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LPD4,
Class A4
4.92%	10/15/42	[2]	25,000	26,976
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD12,
Class ASB
5.83%	02/15/51	[2]	29,558	32,331
LB-UBS Commercial Mortgage Trust, Series
2005-C3, Class A5
4.74%	07/15/30		20,000	21,374
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A2
5.10%	11/15/30		6,638	6,671
Merrill Lynch Mortgage Trust, Series
2005-CIP1, Class A2
4.96%	07/12/38		13,764	13,972
Morgan Stanley Capital I Trust, Series
2003-T11, Class A4
5.15%	06/13/41		29,399	29,433
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A4
5.31%	07/15/41	[2]	35,000	36,410
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16, Class A2
4.38%	10/15/41		30,069	30,066
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42	[2]	50,000	54,261
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25, Class A3
5.70%	05/15/43	[2]	13,892	13,954

				744,140

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 114

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 13.74%
Argent Securities, Inc., Asset-Backed
Pass-Through, Series 2005-W2, Class A2B1
0.40%	10/25/35	[2]	$31,873	$31,386
Banc of America Alternative Loan Trust,
Series 2003-4, Class 1A5
5.50%	06/25/33		34,306	36,783
Banc of America Alternative Loan Trust,
Series 2003-9, Class 1CB5
5.50%	11/25/33		33,531	37,146
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.16%	02/25/33	[2]	6,825	6,734
Bear Stearns Asset Backed Securities Trust,
Series 2005-3, Class A1
0.65%	09/25/35	[2]	31,377	31,196
Conseco Finance Home Loan Trust, Series
2000-E, Class M1
8.13%	08/15/31	[2]	11,164	10,958
Conseco Financial Corp., Series 1997-4,
Class A5
6.88%	02/15/29		33,526	36,382
Countrywide Alternative Loan Trust, Series
2005-27, Class 3A2
1.28%	08/25/35	[2]	66,530	38,521
Credit Suisse First Boston Mortgage
Securities Corp., Series 1997-2,
Class A
7.50%	06/25/20	[3]	5,620	5,791
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
1.22%	11/25/33	[2]	35,316	31,670
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR1,
Class A2A
1.02%	09/19/44	[2]	42,352	37,779
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.57%	07/19/44	[2]	12,145	11,552
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		20,838	20,490
Home Equity Loan Trust, Series 2006-1,
Class A1
0.36%	01/20/36	[2]	16,560	16,251
Home Equity Loan Trust, Series 2006-2,
Class A1
0.35%	03/20/36	[2]	30,439	30,184
Home Equity Loan Trust, Series 2007-3,
Class APT
1.40%	11/20/36	[2]	32,371	32,438

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series
2004-AR5, Class 2A1A
1.06%	08/25/34	[2]	$21,149	$17,141
JPMorgan Mortgage Acquisition Corp., Series
2005-OPT1, Class M1
0.65%	06/25/35	[2]	35,000	34,552
LB-UBS Commercial Mortgage Trust, Series
2005-C5, Class A4
4.95%	09/15/30		25,000	27,039
Lehman XS Trust, Series 2006-2N,
Class 1A1
0.46%	02/25/46	[2]	57,100	39,205
MASTR Asset Backed Securities Trust, Series
2005-HE1, Class M2
0.65%	05/25/35	[2]	33,196	33,103
Morgan Stanley Capital, Inc., Series
2005-HE6, Class A2C
0.52%	11/25/35	[2]	32,482	32,216
New Century Home Equity Loan Trust, Series
2005-2, Class M1
0.63%	06/25/35	[2]	30,000	28,336
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		36,541	36,785
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A2
8.50%	11/25/31		11,199	11,186
Residential Asset Securities Corp., Series
2005-KS12, Class A2
0.45%	01/25/36	[2]	15,949	15,866
Structured Asset Securities Corp., Series
2005-WF4, Class A4
0.56%	11/25/35	[2]	41,543	41,367
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX
0.34%	08/25/34	[3,5]	8,609,642	102,790
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.58%	06/25/42	[2]	11,407	11,029

				845,876

U.S. Agency Mortgage-Backed — 15.62%
Fannie Mae Pool 646884
2.04%	05/01/32	[2]	70,386	71,239
Fannie Mae Pool 802665
2.36%	12/01/34	[2]	4,067	4,119
Fannie Mae Pool AL0851
6.00%	10/01/40		31,141	34,256
Fannie Mae REMICS, Series 2003-11,
Class FA
1.20%	09/25/32	[2]	34,732	35,560

See accompanying notes to Schedule of Portfolio Investments.

115 / Annual Report March 2013

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Whole Loan, Series 2003-W6,
Class F
0.55%	09/25/42	[2]	$99,615	$98,655
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	156,901	31,405
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		5,456	16
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		54,683	56,663
Fannie Mae, Series 2007-36, Class F
0.43%	04/25/37	[2]	30,722	30,538
Fannie Mae, Series 2008-47, Class PF
0.70%	06/25/38	[2]	36,566	36,836
Fannie Mae, Series 2010-109, Class PF
0.60%	10/25/40	[2]	36,500	36,609
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		2,038	2,355
Freddie Mac Non Gold Pool 781908
2.41%	09/01/34	[2]	42,894	45,707
Freddie Mac REMICS, Series 2581, Class F
0.65%	12/15/32	[2]	33,549	33,630
Freddie Mac REMICS, Series 2684, Class F
1.10%	01/15/33	[2]	39,008	39,790
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		63,720	70,613
Freddie Mac Strips, Series 263, Class F5
0.70%	06/15/42	[2]	54,059	54,648
Freddie Mac, Series 2777, Class FE
0.55%	10/15/32	[2]	15,318	15,327
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		65,906	68,409
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		9,758	10,648
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.65%	10/07/20	[2]	69,423	69,784
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.76%	12/08/20	[2]	57,485	57,992
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.58%	04/06/20	[2]	56,510	56,640

				961,439

Total Mortgage-Backed
(Cost $2,544,770)				2,551,455

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 1.28%*
California — 0.86%
State of California, Taxable, Various Purpose
4.85%	10/01/14		$50,000	$52,849

Illinois — 0.42%
State of Illinois, Taxable Bonds
4.07%	01/01/14		25,000	25,560

Total Municipal Bonds
(Cost $75,660)				78,409

U.S. AGENCY SECURITIES — 11.70%
Fannie Mae
0.50%	10/22/15		30,000	30,033
0.50%	11/06/15		65,000	65,032
0.50%	01/15/16		65,000	65,002
0.50%	01/29/16		65,000	65,047
0.63%	02/22/16		65,000	65,042
0.63%	05/23/16		65,000	65,052
0.65%	03/28/16		50,000	50,060
Federal Home Loan Bank
0.20%	11/15/13	[2]	65,000	65,040
0.50%	10/16/15		60,000	60,009
0.50%	01/08/16		65,000	65,048
Freddie Mac
0.50%	09/14/15		65,000	65,038
0.60%	03/28/16		30,000	29,990
0.75%	10/05/16		30,000	30,005

Total U.S. Agency Securities
(Cost $719,919)				720,398

U.S. TREASURY SECURITIES — 10.57%
U.S. Treasury Notes — 10.57%
U.S. Treasury Notes
0.75%	08/15/13		$180,000	180,450
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[6]	90,000	100,497
1.25%	04/15/14	[6]	175,000	196,798
1.88%	07/15/13	[6]	95,000	121,501
2.00%	01/15/14	[6]	20,000	25,765
2.00%	07/15/14	[6]	20,000	25,870

				650,881

Total U.S. Treasury Securities
(Cost $650,950)
Total Bonds – 89.83%
(Cost $5,477,272)				5,530,009

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 116

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2013

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.72%
Money Market Funds — 1.98%
BlackRock Liquidity Funds
TempFund Portfolio
0.10%[7]			$60,000	$60,000
DWS Money Market Series
Institutional Funds
0.10%[7]			62,000	62,000

				122,000

U.S. Agency Discount Notes — 2.92%
Federal Home Loan Bank
0.12%[8]	07/19/13		100,000	99,985
Freddie Mac
0.11%[8]	06/10/13		55,000	54,996
0.13%[8]	06/10/13		25,000	24,998

				179,979

U.S. Treasury Bills — 3.82%
U.S. Treasury Bills
0.05%[8]	04/04/13	[9]	235,000	234,999

Total Short-Term Investments
(Cost $536,946)				536,978

Total Investments – 98.55%
(Cost $6,014,218)[1]				6,066,987

Cash and Other Assets, Less
Liabilities – 1.45%				89,177

Net Assets – 100.00%				$6,156,164

		Unrealized
Contracts		Appreciation
FUTURES CONTRACTS: LONG POSITIONS
3	S&P 500 E Mini Index,
	Expiration June 2013	$1,613
4	S&P 500 Index,
	Expiration June 2013	21,158

	Net unrealized appreciation	$22,771

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 35 basis points and the Fund receives from the counterparty the price return on the
Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc.
04/03/13	$4	$153,200	$153,200

	$4	$153,200	$153,200

Notes:

[1]	Cost for federal income tax purposes is $6,014,378 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,563,938
Gross unrealized depreciation	(1,511,329)

Net unrealized appreciation	$52,609

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2013.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2013, was $552,513, representing 8.97% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $143,590, which is 2.33% of total net assets.
[6]	Inflation protected security. Principal amount reflects original security face amount.
[7]	Represents the current yield as of March 31, 2013.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $135,000.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note:For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM):	Assurance Guaranty Municipal Corp. (formerly known as FSA
(Financial	Security Assurance, Inc.))
(IO):	Interest only
(LIBOR):	London InterBank Offer Rate
(MTN):	Medium-term note
(STEP):	Step coupon bond
(USD):	U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

117 / Annual Report March 2013

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Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2013

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $128,204,187, $1,869,318,943, $322,487,169, $27,542,607,534, $2,228,490,297, $183,626,039, $201,619,575, and $6,014,218, respectively) (Note 2)	$127,814,264	$1,902,887,801
Cash and cash equivalents (Note 2)	874,239	2,654,637
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	–
Foreign currency, at value (Cost $0, $0, $0, $0, $0, $647, $0, and $0, respectively) (Note 2)	–	–
Unrealized appreciation on swap contracts	–	89,712
Dividends and interest receivable	275,577	7,544,943
Due from Adviser (Note 6)	8,253	–
Receivable for securities sold	899,118	13,202,641
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $64,106, $0, $121,802, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	421,365	14,366,388
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Other assets	13,738	44,012

Total assets	130,306,554	1,940,790,134

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	–	365,283
Unrealized depreciation on swap contracts	–	–
Premiums received for swap contracts	–	115,920
Payable for securities purchased	5,165,290	44,152,895
Payable for capital stock redeemed	105,850	12,471,653
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	79	959
Distributions payable	3,038	238,786
Administrative fees payable	17,285	61,559
Advisory fees payable (Note 6)	25,875	454,600
Audit fees payable	36,457	48,458
Accrued trustees fees and expenses	4,091	54,366
Accrued distribution (12b-1) and service fees payable	7,528	187,340
Accrued other expenses	17,171	160,738

Total liabilities	5,382,664	58,312,557

Net assets	$124,923,890	$1,882,477,577

Class M Shares:
Net assets (Applicable to 13,217,475, 129,173,819, 10,811,912, 989,142,309, 126,097,260, 8,473,001, 4,423,767, and 1,150,859, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$56,976,905	$1,140,625,175

Net asset value, offering and redemption price per Class M share	$4.31	$8.83

Class I Shares:
Net assets (Applicable to 15,745,736, 83,973,137, 18,502,990, 1,253,790,292, 94,178,471, 7,448,148, 21,493,915, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$67,946,985	$741,747,317

Net asset value, offering and redemption price per Class I share	$4.32	$8.83

Administrative Class:
Net assets (Applicable to 0, 9,212, 0, 1,444,027, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding,respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$105,085

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.41

Plan Class:
Net assets (Applicable to 0, 0, 0, 33,826,317, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively,unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$172,335,103	$2,071,869,609
Undistributed (distributions in excess of) net investment income	272	244,177
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(47,021,711)	(222,929,496)
Net unrealized appreciation/(depreciation) on investments	(389,774)	33,568,858
Net unrealized appreciation/(depreciation) on futures contracts, swap contracts and foreign currency exchange contracts	–	(275,571)

	$124,923,890	$1,882,477,577

See accompanying notes to financial statements.

119 / Annual Report March 2013

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2013

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$338,572,354	$28,750,691,389	$2,300,785,791	$187,226,186	$214,784,635	$6,066,987
2,584,944	29,912,411	181,108	1,283,834	1,799,761	34,676
–	–	2,819	–	1,478,325	–
–	1,743,822	–	–	–	–
–	–	–	666	–	–
44,652	21,160,453	–	71,615	259	153,200
1,486,763	108,633,422	38,609,057	1,018,482	999,715	19,248
6,937	2,888	22,987	43,384	–	11,120
2,299,717	356,103,876	69,457,551	2,635,803	2,172,412	144

–	–	10,594	–	20,128	–
919,993	77,754,777	6,907,215	4,521,625	109,988	60
–	–	16,406	30,867	–	6,743
20,962	321,240	39,749	19,589	18,219	14,063

345,936,322	29,346,324,278	2,416,033,277	196,852,051	221,383,442	6,306,241

164,366	11,240,162	–	–	–	–
–	3,619,007	–	–	–	–
13,685	17,401,275	–	39,785	–	–
23,760,989	4,350,646,228	70,197,583	7,793,741	4,738,104	59,364
8,399,208	78,293,887	9,552,704	815,589	223,212	19,630
–	382,422	–	–	–	–
169	14,518	1,294	98	99	3
74,061	7,481,323	1,496,541	28,294	427,863	991
25,263	577,393	65,080	20,725	21,496	8,951
93,297	7,412,824	1,015,836	94,736	329,260	3,860
44,621	158,335	46,434	3,767	36,726	33,331
7,831	467,181	53,736	13,925	7,006	17,760
19,973	1,920,785	277,892	20,025	6,996	–
38,103	2,403,078	335,021	41,297	19,368	6,187

32,641,566	4,482,018,418	83,042,121	8,871,982	5,810,130	150,077

$313,294,756	$24,864,305,860	$2,332,991,156	$187,980,069	$215,573,312	$6,156,164

$115,575,795	$10,806,099,076	$1,335,683,359	$100,086,800	$36,822,697	$6,156,164

$10.69	$10.92	$10.59	$11.81	$8.32	$5.35

$197,718,961	$13,693,971,173	$997,307,797	$87,893,269	$178,750,615	N/A

$10.69	$10.92	$10.59	$11.80	$8.32	N/A

N/A	$15,782,959	N/A	N/A	N/A	N/A

N/A	$10.93	N/A	N/A	N/A	N/A

N/A	$348,452,652	N/A	N/A	N/A	N/A

N/A	$10.30	N/A	N/A	N/A	N/A

$297,017,392	$23,520,773,938	$2,244,675,887	$183,757,044	$325,086,554	$99,764,615
76,841	2,615,146	(2,010,600)	41,944	(57,990)	3,780

235,052	121,063,667	18,371,453	702,861	(122,518,894)	(93,840,971)
16,085,185	1,208,083,855	72,241,980	3,600,147	13,063,383	52,769

(119,714)	11,769,254	(287,564)	(121,927)	259	175,971

$313,294,756	$24,864,305,860	$2,332,991,156	$187,980,069	$215,573,312	$6,156,164

See accompanying notes to financial statements.

Annual Report March 2013 / 120

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2013

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$2,280,246	$57,868,175
Dividends	3,786	62,773

Total investment income	2,284,032	57,930,948

Expenses:
Investment advisory fees (Note 6)	281,310	5,110,506
Administration fees	104,406	363,355
Commitment fee	842	12,776
Custodian fees	23,582	86,841
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	70,466	2,197,231
Administrative Class	–	4,329
Insurance expense	2,233	36,211
Miscellaneous expenses	3,456	15,588
Professional fees	33,835	46,512
Registration and filing fees	42,313	72,034
Reports to shareholders	8,162	178,079
Tax expense (Note 2)	2,231	30,321
Transfer agent fees	39,384	194,586
Trustees’ fees and expenses	1,606	24,132
Repayment of reimbursed expenses (Note 6)	–	348,840

Total operating expenses	613,826	8,721,341
Expenses waived and reimbursed (Note 6)	(158,547)	–
Reimbursement of litigation expense	–	–

Net expenses	455,279	8,721,341

Net investment income	1,828,753	49,209,607

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts and Swap Contracts:
Net realized gain/(loss) on:
Investments	(2,220,881)	(25,663,514)
Futures contracts	–	159,800
Foreign currency exchange contracts	–	90,807
Swap contracts	117,409	1,352,844
Written options	–	–
Net change in unrealized appreciation/(depreciation) on:
Investments	4,750,188	69,736,688
Futures contracts	–	(96,900)
Foreign currency exchange contracts	–	(498,744)
Swap contracts	136,759	358,777

Net change in realized and unrealized gain on investments, futures contracts,foreign currency exchange contracts and swap contracts	2,783,475	45,439,758

Net Increase in Net Assets from Operations	$4,612,228	$94,649,365

See accompanying notes to financial statements.

121 / Annual Report March 2013

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2013

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$11,730,822	$876,084,161	$161,701,362	$2,960,589	$13,528,376	$140,309
9,261	735,860	2,264,314	2,052	191,281	222

11,740,083	876,820,021	163,965,676	2,962,641	13,719,657	140,531

1,051,823	78,277,507	11,698,990	477,985	3,424,765	38,274
150,865	3,194,613	384,398	101,397	122,328	50,826
2,250	166,812	17,523	530	1,444	44
35,355	941,137	83,580	26,641	21,162	9,360

207,957	19,718,250	3,112,408	118,208	68,585	–
–	45,379	–	–	–	–
5,803	402,304	44,016	545	3,837	120
4,573	165,900	19,291	3,472	3,998	2,336
33,814	369,230	67,141	68,273	36,436	33,930
52,348	1,047,696	139,091	71,383	43,515	19,963
19,501	2,097,117	299,736	18,877	9,861	1,137
3,264	184,284	26,882	25	13,454	600
78,760	2,493,825	763,732	38,040	37,732	18,306
4,348	320,291	33,215	871	2,637	79
–	–	–	–	–	–

1,650,661	109,424,345	16,690,003	926,247	3,789,754	174,975
(117,147)	(24,065)	(681,824)	(261,222)	–	(120,886)
–	(848,514)	(318,785)	–	(17,776)	–

1,533,514	108,551,766	15,689,394	665,025	3,771,978	54,089

10,206,569	768,268,255	148,276,282	2,297,616	9,947,679	86,442

5,483,900	504,624,705	34,713,157	1,382,191	(6,393,913)	55,503
–	5,735,855	(3,253,956)	(91,355)	–	320,525
17,352	(1,412,371)	–	(896)	–	–
(626,181)	6,622,249	14,299,278	28,890	(22,687)	470,204
–	908,689	–	–	–	–
5,603,297	684,528,854	92,424,634	2,324,507	18,416,060	78,726
–	11,551,005	(2,906,155)	(235,080)	–	6,684

(183,389)	(12,765,509)	–	(1,327)	–	–
855,255	22,465,903	(6,951,342)	71,614	(673)	34,716

11,150,234	1,222,259,380	128,325,616	3,478,544	11,998,787	966,358

$21,356,803	$1,990,527,635	$276,601,898	$5,776,160	$21,946,466	$1,052,800

See accompanying notes to financial statements.

Annual Report March 2013 / 122

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Operations:
Net investment income	$1,828,753	$2,200,423
Net realized gain/(loss) on investments	(2,220,881)	(287,933)
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and written options	117,409	90,890
Net change in unrealized appreciation/(depreciation) on investments	4,750,188	(397,692)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and written options	136,759	(298,391)

Net increase in net assets resulting from operations	4,612,228	1,307,297

Distributions to Shareholders from:
Net investment income:
Class M	(682,178)	(655,357)
Class I	(1,197,567)	(1,615,691)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(1,879,745)	(2,271,048)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	36,086,581	31,912,300
Shares issued in reinvestment of distributions	670,600	623,651
Cost of shares redeemed	(18,094,738)	(37,094,102)

Total Class M capital share transactions	18,662,443	(4,558,151)

Class I:
Proceeds from sale of shares	23,980,077	63,399,820
Shares issued in reinvestment of distributions	1,176,329	1,589,591
Cost of shares redeemed	(33,995,015)	(60,446,917)

Total Class I capital share transactions	(8,838,609)	4,542,494

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	9,823,834	(15,657)

Net increase/(decrease) in net assets	12,556,317	(979,408)
Net assets at beginning of year	112,367,573	113,346,981

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $272, $13,187, $244,177, $162,491, $76,841, $(79,867), $2,615,146 and $7,295,152, respectively)	$124,923,890	$112,367,573

See accompanying notes to financial statements.

123 / Annual Report March 2013

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

$49,209,607	$56,555,597	$10,206,569	$10,043,048	$768,268,255	$704,078,088
(25,663,514)	(4,838,547)	5,483,900	3,555,894	504,624,705	399,272,866
1,603,451	1,222,241	(608,829)	(173,160)	11,854,422	(63,506,507)
69,736,688	(9,841,980)	5,603,297	(363,562)	684,528,854	(21,115,372)

(236,867)	(1,850,090)	671,866	632,091	21,251,399	29,501,882

94,649,365	41,247,221	21,356,803	13,694,311	1,990,527,635	1,048,230,957

(33,072,975)	(39,803,002)	(3,193,207)	(3,076,358)	(326,080,037)	(335,855,163)
(16,522,638)	(17,199,667)	(6,953,325)	(6,962,523)	(470,022,358)	(365,311,406)
(31,658)	(39,238)	–	–	(355,273)	(282,959)
–	–	–	–	(8,622,203)	(1,203,850)

–	–	(1,742,734)	–	(199,366,308)	(66,632,216)
–	–	(3,659,575)	–	(266,194,236)	(71,002,058)
–	–	–	–	(248,839)	(54,870)
–	–	–	–	(6,506,906)	(110,545)

(49,627,271)	(57,041,907)	(15,548,841)	(10,038,881)	(1,277,396,160)	(840,453,067)

652,002,198	615,771,082	51,474,112	68,928,490	4,046,440,258	3,636,993,464
32,734,827	38,239,787	3,754,386	2,509,572	501,637,084	384,067,836
(789,297,216)	(784,677,135)	(31,538,365)	(39,161,285)	(2,193,909,525)	(2,959,557,727)

(104,560,191)	(130,666,266)	23,690,133	32,276,777	2,354,167,817	1,061,503,573

431,361,540	255,043,363	67,075,800	62,114,877	5,768,520,952	6,875,317,684
14,093,892	15,417,091	9,028,943	5,397,319	616,386,209	366,861,008
(222,345,043)	(334,743,616)	(75,777,998)	(21,085,793)	(4,378,454,039)	(2,049,965,513)

223,110,389	(64,283,162)	326,745	46,426,403	2,006,453,122	5,192,213,179

1,009,197	2,546,020	–	–	9,334,604	299,135
25,861	36,904	–	–	583,252	311,725
(2,574,002)	(3,123,733)	–	–	(1,490,463)	(317,623)

(1,538,944)	(540,809)	–	–	8,427,393	293,237

–	–	–	–	244,198,364	120,954,580
–	–	–	–	15,145,548	1,297,955
–	–	–	–	(35,088,267)	(4,126,572)

–	–	–	–	224,255,645	118,125,963

117,011,254	(195,490,237)	24,016,878	78,703,180	4,593,303,977	6,372,135,952

162,033,348	(211,284,923)	29,824,840	82,358,610	5,306,435,452	6,579,913,842
1,720,444,229	1,931,729,152	283,469,916	201,111,306	19,557,870,408	12,977,956,566

$1,882,477,577	$1,720,444,229	$313,294,756	$283,469,916	$24,864,305,860	$19,557,870,408

See accompanying notes to financial statements.

Annual Report March 2013 / 124

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Operations:
Net investment income	$148,276,282	$148,926,338
Net realized gain/(loss) on investments	34,713,157	6,860,803
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts,swap contracts and written options	11,045,322	(10,393,295)
Net change in unrealized appreciation/(depreciation) on investments	92,424,634	(135,953,278)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and written options	(9,857,497)	9,530,681

Net increase/(decrease) in net assets resulting from operations	276,601,898	18,971,249

Distributions to Shareholders from:
Net investment income:
Class M	(81,823,827)	(89,361,566)
Class I	(74,811,164)	(64,608,675)
Net realized gains:
Class M	(6,182,089)	(13,681,604)
Class I	(5,358,464)	(10,130,577)
Tax return of capital:
Class M	–	–

Net decrease in net assets resulting from distributions	(168,175,544)	(177,782,422)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	615,127,925	1,010,020,608
Shares issued in reinvestment of distributions	81,492,543	95,546,977
Cost of shares redeemed	(646,643,076)	(1,131,034,762)

Total Class M capital share transactions	49,977,392	(25,467,177)

Class I:
Proceeds from sale of shares	548,085,889	942,382,828
Shares issued in reinvestment of distributions	58,602,050	52,289,619
Cost of shares redeemed	(722,468,790)	(636,133,689)

Total Class I capital share transactions	(115,780,851)	358,538,758

Net increase/(decrease) in net assets resulting from capital share transactions	(65,803,459)	333,071,581

Net increase/(decrease) in net assets	42,622,895	174,260,408
Net assets at beginning of year	2,290,368,261	2,116,107,853

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(2,010,600), $105,917, $41,944, $13,478, $(57,990), $(62,818), $3,780 and $(2,494), respectively)	$2,332,991,156	$2,290,368,261

See accompanying notes to financial statements.

125 / Annual Report March 2013

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012*	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

$2,297,616	$419,066	$9,947,679	$12,666,683	$86,442	$224,945
1,382,191	233,960	(6,393,913)	3,178,449	55,503	(541,126)

(63,361)	(42,384)	(22,687)	(180,658)	790,729	30,012
2,324,507	1,275,640	18,416,060	(13,247,631)	78,726	173,148

(164,793)	42,866	(673)	251,654	41,400	57,607

5,776,160	1,929,148	21,946,466	2,668,497	1,052,800	(55,414)

(1,460,705)	(237,938)	(1,329,169)	(2,255,254)	(80,166)	(194,455)
(845,079)	(175,575)	(8,608,589)	(10,447,101)	–	–

(492,793)	(13,756)	–	–	–	–
(251,924)	(8,799)	–	–	–	–

–	–	–	–	–	(174,648)

(3,050,501)	(436,068)	(9,937,758)	(12,702,355)	(80,166)	(369,103)

107,020,530	10,228,054	24,337,978	17,768,958	2,808,081	3,034,678
1,868,770	245,607	1,303,129	2,190,528	74,123	340,841
(20,686,661)	(1,418,965)	(11,437,094)	(85,361,801)	(2,839,053)	(7,590,634)

88,202,639	9,054,696	14,204,013	(65,402,315)	43,151	(4,215,115)

82,546,495	6,949,976	21,378,281	20,226,485	–	–
912,630	176,759	1,631,004	2,248,787	–	–
(4,077,822)	(4,043)	(17,477,792)	(31,780,945)	–	–

79,381,303	7,122,692	5,531,493	(9,305,673)	–	–

167,583,942	16,177,388	19,735,506	(74,707,988)	43,151	(4,215,115)

170,309,601	17,670,468	31,744,214	(84,741,846)	1,015,785	(4,639,632)
17,670,468	–	183,829,098	268,570,944	5,140,379	9,780,011

$187,980,069	$17,670,468	$215,573,312	$183,829,098	$6,156,164	$5,140,379

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2013 / 126

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$4.20	$4.24	$4.04	$3.53	$4.64

Income from Investment Operations:
Net investment income[1]	0.06	0.08	0.11	0.20	0.25
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.12	(0.04)	0.21	0.51	(1.10)

Total Income/(Loss) from Investment Operations	0.18	0.04	0.32	0.71	(0.85)

Less Distributions:
From net investment income	(0.07)	(0.08)	(0.12)	(0.20)	(0.26)

Total Distributions	(0.07)	(0.08)	(0.12)	(0.20)	(0.26)

Net Asset Value, End of Year	$4.31	$4.20	$4.24	$4.04	$3.53

Total Return	4.26%	1.00%	8.01%	20.74%	(18.85)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$56,977	$37,261	$42,174	$22,020	$35,929
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.64%	0.68%	0.65%	0.95%	0.63%
After expense waivers and reimbursements	0.50%	0.51%	0.50%	0.73%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.50%	1.90%	2.57%	5.24%	5.84%
Portfolio Turnover Rate	43%	29%	42%	43%	20%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

See accompanying notes to financial statements.

127 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$4.21	$4.25	$4.04	$3.53	$4.64

Income from Investment Operations:
Net investment income[1]	0.07	0.09	0.12	0.19	0.26
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.11	(0.04)	0.22	0.53	(1.10)

Total Income/(Loss) from Investment Operations	0.18	0.05	0.34	0.72	(0.84)

Less Distributions:
From net investment income	(0.07)	(0.09)	(0.13)	(0.21)	(0.27)

Total Distributions	(0.07)	(0.09)	(0.13)	(0.21)	(0.27)

Net Asset Value, End of Year	$4.32	$4.21	$4.25	$4.04	$3.53

Total Return	4.42%	1.17%	8.43%	20.93%	(18.72)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$67,947	$75,106	$71,173	$79,830	$60,060
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.48%	0.52%	0.49%	0.79%	0.47%
After expense waivers and reimbursements	0.34%	0.35%	0.34%	0.57%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.70%	2.03%	2.83%	4.93%	6.09%
Portfolio Turnover Rate	43%	29%	42%	43%	20%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

See accompanying notes to financial statements.

Annual Report March 2013 / 128

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$8.60	$8.65	$8.21	$7.08	$8.81

Income from Investment Operations:
Net investment income[1]	0.25	0.26	0.26	0.33	0.49
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.23	(0.05)	0.44	1.15	(1.70)

Total Income/(Loss) from Investment Operations	0.48	0.21	0.70	1.48	(1.21)

Less Distributions:
From net investment income	(0.25)	(0.26)	(0.26)	(0.35)	(0.52)

Total Distributions	(0.25)	(0.26)	(0.26)	(0.35)	(0.52)

Net Asset Value, End of Year	$8.83	$8.60	$8.65	$8.21	$7.08

Total Return	5.64%	2.53%	8.63%	21.45%	(14.20)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,140,625	$1,214,668	$1,356,201	$1,032,666	$656,275
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.57%	0.59%	0.58%	0.71%	0.62%
After expense waivers and reimbursements	0.57%	0.59%	0.58%	0.69%	0.59%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.83%	3.06%	3.01%	4.32%	6.00%
Portfolio Turnover Rate	60%	60%	87%	36%	38%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58% respectively.

See accompanying notes to financial statements.

129 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$8.60	$8.66	$8.22	$7.08	$8.82

Income from Investment Operations:
Net investment income[1]	0.26	0.28	0.27	0.35	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.24	(0.06)	0.45	1.16	(1.71)

Total Income/(Loss) from Investment Operations	0.50	0.22	0.72	1.51	(1.21)

Less Distributions:
From net investment income	(0.27)	(0.28)	(0.28)	(0.37)	(0.53)

Total Distributions	(0.27)	(0.28)	(0.28)	(0.37)	(0.53)

Net Asset Value, End of Year	$8.83	$8.60	$8.66	$8.22	$7.08

Total Return	5.84%	2.61%	8.82%	21.83%	(14.13)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$741,747	$504,182	$573,395	$476,233	$313,864
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.38%	0.40%	0.39%	0.52%	0.43%
After expense waivers and reimbursements	0.38%	0.40%	0.39%	0.50%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.00%	3.24%	3.20%	4.52%	6.19%
Portfolio Turnover Rate	60%	60%	87%	36%	38%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39% respectively.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2013 / 130

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$11.11	$11.18	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.32	0.31	0.31	0.15
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.28	(0.06)	0.57	0.64

Total Income from Investment Operations	0.60	0.25	0.88	0.79

Less Distributions:
From net investment income	(0.30)	(0.32)	(0.31)	(0.18)

Total Distributions	(0.30)	(0.32)	(0.31)	(0.18)

Net Asset Value, End of Period	$11.41	$11.11	$11.18	$10.61

Total Return	5.46%	2.28%	8.41%	7.91%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$105	$1,594	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.77%	0.79%	0.78%	0.91%[4]
After expense waivers and reimbursements	0.77%	0.79%	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.85%	2.82%	2.78%	2.72%[4]
Portfolio Turnover Rate	60%	60%	87%	36%[2]

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.78%.

[4]	Annualized.

*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.

See accompanying notes to financial statements.

131 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.47	$10.31	$10.17	$9.09	$10.17

Income from Investment Operations:
Net investment income[1]	0.35	0.40	0.44	0.49	0.52
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.40	0.16	0.50	1.14	(0.93)

Total Income/(Loss) from Investment Operations	0.75	0.56	0.94	1.63	(0.41)

Less Distributions:
From net investment income	(0.35)	(0.40)	(0.44)	(0.49)	(0.52)
From net capital gains	(0.18)	–	(0.36)	(0.01)	(0.15)
From return of capital	–	–	–	(0.05)	(0.00)[2]

Total Distributions	(0.53)	(0.40)	(0.80)	(0.55)	(0.67)

Net Asset Value, End of Year	$10.69	$10.47	$10.31	$10.17	$9.09

Total Return	7.28%	5.56%	9.50%	18.32%	(3.95%)

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$115,576	$89,990	$56,748	$44,805	$25,901
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.69%	0.72%	0.72%	0.81%	0.77%
After expense waivers and reimbursements	0.65%	0.66%	0.65%	0.70%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.24%	3.89%	4.24%	5.00%	5.47%
Portfolio Turnover Rate	119%	145%	192%	95%	178%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is less than $0.01.

[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2013 / 132

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.47	$10.30	$10.17	$9.09	$10.17

Income from Investment Operations:
Net investment income[1]	0.37	0.43	0.46	0.51	0.54
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.40	0.16	0.50	1.14	(0.93)

Total Income/(Loss) from Investment Operations	0.77	0.59	0.96	1.65	(0.39)

Less Distributions:
From net investment income	(0.37)	(0.42)	(0.47)	(0.51)	(0.54)
From net capital gains	(0.18)	–	(0.36)	(0.01)	(0.15)
From return of capital	–	–	–	(0.05)	(0.00)[2]

Total Distributions	(0.55)	(0.42)	(0.83)	(0.57)	(0.69)

Net Asset Value, End of Year	$10.69	$10.47	$10.30	$10.17	$9.09

Total Return	7.50%	5.89%	9.62%	18.57%	(3.75)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$197,719	$193,480	$144,364	$162,363	$140,274
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.48%	0.51%	0.51%	0.60%	0.56%
After expense waivers and reimbursements	0.44%	0.45%	0.44%	0.49%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.46%	4.11%	4.45%	5.25%	5.62%
Portfolio Turnover Rate	119%	145%	192%	95%	178%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is less than $0.01.

[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

133 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.54	$10.41	$10.16	$8.89	$9.82

Income from Investment Operations:
Net investment income[1]	0.36	0.45	0.47	0.57	0.53
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.62	0.21	0.42	1.26	(0.74)

Total Income/(Loss) from Investment Operations	0.98	0.66	0.89	1.83	(0.21)

Less Distributions:
From net investment income	(0.38)	(0.45)	(0.47)	(0.56)	(0.55)
From net capital gains	(0.22)	(0.08)	(0.17)	–	(0.17)

Total Distributions	(0.60)	(0.53)	(0.64)	(0.56)	(0.72)

Net Asset Value, End of Year	$10.92	$10.54	$10.41	$10.16	$8.89

Total Return	9.46%	6.55%	8.86%	21.16%	(2.10%)

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$10,806,099	$8,154,998	$6,999,143	$4,645,082	$3,275,319
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.61%	0.63%	0.63%	0.72%	0.65%
After expense waivers and reimbursements	0.61%	0.63%	0.63%	0.72%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.30%	4.33%	4.47%	5.88%	5.74%
Portfolio Turnover Rate	160%	156%	228%	141%	220%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended for March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2013 / 134

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.54	$10.41	$10.16	$8.89	$9.82

Income from Investment Operations:
Net investment income[1]	0.38	0.47	0.49	0.58	0.55
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.62	0.21	0.42	1.27	(0.75)

Total Income/(Loss) from Investment Operations	1.00	0.68	0.91	1.85	(0.20)

Less Distributions:
From net investment income	(0.40)	(0.47)	(0.49)	(0.58)	(0.56)
From net capital gains	(0.22)	(0.08)	(0.17)	–	(0.17)

Total Distributions	(0.62)	(0.55)	(0.66)	(0.58)	(0.73)

Net Asset Value, End of Year	$10.92	$10.54	$10.41	$10.16	$8.89

Total Return	9.69%	6.78%	9.08%	21.42%	(1.89)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$13,693,971	$11,275,951	$5,972,132	$3,784,988	$2,021,994
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.40%	0.42%	0.42%	0.51%	0.44%
After expense waivers and reimbursements	0.40%	0.42%	0.42%	0.51%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.52%	4.53%	4.67%	6.03%	5.95%
Portfolio Turnover Rate	160%	156%	228%	141%	220%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

135 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.55	$10.42	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.33	0.43	0.44	0.13
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.63	0.21	0.42	0.17

Total Income from Investment Operations	0.96	0.64	0.86	0.30

Less Distributions:
From net investment income	(0.36)	(0.43)	(0.44)	(0.13)
From net capital gains	(0.22)	(0.08)	(0.17)	–

Total Distributions	(0.58)	(0.51)	(0.61)	(0.13)

Net Asset Value, End of Period	$10.93	$10.55	$10.42	$10.17

Total Return	9.24%	6.34%	8.63%	3.05%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$15,783	$7,061	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.81%	0.83%	0.83%	0.92%
After expense waivers and reimbursements	0.81%	0.83%	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.04%	4.14%	4.16%	4.66%
Portfolio Turnover Rate	160%	156%	228%	141%[2]

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.

See accompanying notes to financial statements.

Annual Report March 2013 / 136

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS*

	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.35	0.30
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.60	0.07

Total Income from Investment Operations	0.95	0.37

Less Distributions:
From net investment income	(0.38)	(0.34)
From net capital gains	(0.22)	(0.08)

Total Distributions	(0.60)	(0.42)

Net Asset Value, End of Period	$10.30	$9.95

Total Return	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$348,453	$119,860
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.40%	0.41%[4]
After expense waivers and reimbursements	0.39%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.42%	4.43%[4]
Portfolio Turnover Rate	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]	The Fund did not incur any interest expense for the fiscal years ended March 31, 2013 and March 31, 2012.

[4]	Annualized.

*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

137 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.11	$10.94	$10.40	$7.65	$9.71

Income from Investment Operations:
Net investment income[1]	0.64	0.73	0.82	0.92	0.88
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.57	(0.68)	0.59	2.78	(2.08)

Total Income/(Loss) from Investment Operations	1.21	0.05	1.41	3.70	(1.20)

Less Distributions:
From net investment income	(0.68)	(0.76)	(0.82)	(0.91)	(0.87)
From net capital gains	(0.05)	(0.12)	(0.05)	(0.04)	–

Total Distributions	(0.73)	(0.88)	(0.87)	(0.95)	(0.87)

Redemption fees added to paid-in capital (Note 8)	–	–	0.00 [2]	0.00 [2]	0.01

Net Asset Value, End of Year	$10.59	$10.11	$10.94	$10.40	$7.65

Total Return	12.40%	0.68%	14.19%	49.85%	(12.59)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,335,683	$1,227,806	$1,351,022	$523,717	$60,702
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.81%	0.85%	0.85%	0.88%	0.99%
After expense waivers and reimbursements	0.79%	0.82%	0.80%	0.81%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.20%	7.14%	7.73%	9.29%	10.24%
Portfolio Turnover Rate	74%	54%	34%	40%	107%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is less than $0.01.

[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

See accompanying notes to financial statements.

Annual Report March 2013 / 138

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.11	$10.94	$10.40	$7.65	$9.71

Income from Investment Operations:
Net investment income[1]	0.66	0.75	0.85	0.95	0.91
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.57	(0.68)	0.59	2.77	(2.09)

Total Income/(Loss) from Investment Operations	1.23	0.07	1.44	3.72	(1.18)

Less Distributions:
From net investment income	(0.70)	(0.78)	(0.85)	(0.93)	(0.89)
From net capital gains	(0.05)	(0.12)	(0.05)	(0.04)	–

Total Distributions	(0.75)	(0.90)	(0.90)	(0.97)	(0.89)

Redemption fees added to paid-in capital (Note 8)	–	–	0.00 [2]	0.00 [2]	0.01

Net Asset Value, End of Year	$10.59	$10.11	$10.94	$10.40	$7.65

Total Return	12.67%	0.93%	14.48%	50.22%	(12.37)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$997,308	$1,062,563	$765,086	$252,022	$106,895
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.57%	0.60%	0.60%	0.63%	0.73%
After expense waivers and reimbursements	0.54%	0.57%	0.55%	0.56%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.46%	7.35%	7.99%	9.82%	10.88%
Portfolio Turnover Rate	74%	54%	34%	40%	107%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is less than $0.01.

[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

See accompanying notes to financial statements.

139 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012*
Net Asset Value, Beginning of Period	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.36	0.32
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, and swap contracts	0.61	1.24

Total Income from Investment Operations	0.97	1.56

Less Distributions:
From net investment income	(0.39)	(0.31)
From net capital gains	–	(0.02)

Total Distributions	(0.39)	(0.33)

Net Asset Value, End of Period	$11.81	$11.23

Total Return	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$100,087	$9,894
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.35%	2.86%[4]
After expense waivers and reimbursements	0.99%	0.99%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.07%	6.11%[4]
Portfolio Turnover Rate	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]	The Fund did not incur any interest expense for the fiscal years ended March 31, 2013 and March 31, 2012.

[4]	Annualized.

*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2013 / 140

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012*
Net Asset Value, Beginning of Period	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.38	0.33
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, and swap contracts	0.62	1.23

Total Income from Investment Operations	1.00	1.56

Less Distributions:
From net investment income	(0.42)	(0.32)
From net capital gains	–	(0.02)

Total Distributions	(0.42)	(0.34)

Net Asset Value, End of Period	$11.80	$11.22

Total Return	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$87,893	$7,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.10%	2.60%[4]
After expense waivers and reimbursements	0.75%	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.21%	6.23%[4]
Portfolio Turnover Rate	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]	The Fund did not incur any interest expense for the fiscal years ended March 31, 2013 and March 31, 2012 .

[4]	Annualized.

*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

141 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$7.82	$8.21	$7.45	$5.69	$8.85

Income from Investment Operations:
Net investment income[1]	0.39	0.44	0.40	0.58	0.89
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.51	(0.36)	0.78	1.91	(2.98)

Total Income/(Loss) from Investment Operations	0.90	0.08	1.18	2.49	(2.09)

Less Distributions:
From net investment income	(0.40)	(0.47)	(0.42)	(0.73)	(1.07)

Total Distributions	(0.40)	(0.47)	(0.42)	(0.73)	(1.07)

Net Asset Value, End of Year	$8.32	$7.82	$8.21	$7.45	$5.69

Total Return	11.80%	1.11%	16.21%	46.49%	(25.33)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$36,823	$20,882	$88,162	$47,906	$8,020
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.16%	2.14%	2.22%	2.01%	0.79%
After expense waivers and reimbursements	2.16%	2.14%	2.22%	2.01%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.85%	5.52%	5.10%	8.41%	11.19%
Portfolio Turnover Rate	50%	70%	93%	208%	294%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 1.63% and 0.60%, respectively.

See accompanying notes to financial statements.

Annual Report March 2013 / 142

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$7.82	$8.21	$7.44	$5.69	$8.85

Income from Investment Operations:
Net investment income[1]	0.42	0.49	0.43	0.71	0.95
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.50	(0.39)	0.78	1.79	(3.02)

Total Income/(Loss) from Investment Operations	0.92	0.10	1.21	2.50	(2.07)

Less Distributions:
From net investment income	(0.42)	(0.49)	(0.44)	(0.75)	(1.09)

Total Distributions	(0.42)	(0.49)	(0.44)	(0.75)	(1.09)

Net Asset Value, End of Year	$8.32	$7.82	$8.21	$7.44	$5.69

Total Return	12.08%	1.36%	16.66%	46.65%	(25.14)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$178,751	$162,947	$180,409	$167,570	$119,302
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.91%	1.89%	1.97%	1.76%	0.51%
After expense waivers and reimbursements	1.91%	1.89%	1.97%	1.76%	0.51%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.18%	6.19%	5.41%	10.56%	12.39%
Portfolio Turnover Rate	50%	70%	93%	208%	294%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 1.38% and 0.32%, respectively.

See accompanying notes to financial statements.

143 / Annual Report March 2013

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M

	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$4.63	$4.48	$3.79	$2.96	$6.71

Income from Investment Operations:
Net investment income[1]	0.07	0.11	0.12	0.15	0.29
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	0.71	0.21	0.84	2.45	(4.01)

Total Income/(Loss) from Investment Operations	0.78	0.32	0.96	2.60	(3.72)

Less Distributions:
From net investment income	(0.06)	(0.09)	(0.17)	(0.18)	(0.03)
From net capital gains	–	–	–	(0.22)	–
From return of capital	–	(0.08)	(0.10)	(1.37)	–

Total Distributions	(0.06)	(0.17)	(0.27)	(1.77)	(0.03)

Net Asset Value, End of Year	$5.35	$4.63	$4.48	$3.79	$2.96

Total Return	16.88%	7.35%	26.31%	96.57%	(55.65)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,156	$5,140	$9,780	$11,039	$59,334
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.94%	2.09%	1.88%	1.30%	0.24%
After expense waivers and reimbursements	0.91%[3]	0.97%	0.90%	1.21%	0.22%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.45%	2.75%	3.14%	3.84%	5.57%
Portfolio Turnover Rate	41%	31%	71%	24%	145%

[1]	Per share numbers have been calculated using the average share method.

[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

[3]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would of been 0.90%.

See accompanying notes to financial statements.

Annual Report March 2013 / 144

Notes to Financial Statements

March 31, 2013

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of eight separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Total Return Bond Fund also commenced operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class followed on December 18, 2009 and the new Plan Class launched on August 1, 2011. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 31, 2004. The Unconstrained Bond Fund – Class M and Class I each commenced operations on October 1, 2011.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

145 / Annual Report March 2013

Notes to Financial Statements (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by MetropolitanWest (“MetWest”). When the Fund uses these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Annual Report March 2013 / 146

Notes to Financial Statements (Continued)

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns files for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. The tax expense reported in the statement of operations represent Los Angeles city business tax. During the year, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

147 / Annual Report March 2013

Notes to Financial Statements (Continued)

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1	-	unadjusted quoted prices in active markets for identical securities

* Level 2	-	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3	-	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) having a maturity of 60 days or less generally are valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources . Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Annual Report March 2013 / 148

Notes to Financial Statements (Continued)

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2013 , Level 3 securities consist of certain asset-backed securities, bank loans, collateralized mortgage obligations, preferred stock and corporate bonds.

149 / Annual Report March 2013

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s net assets as of March 31, 2013 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$1,997,879	$–	$1,997,879
Money Market Funds	2,486,000	–	–	2,486,000
U.S. Agency Discount Notes	–	4,194,329	–	4,194,329
Long-Term Investments:
Asset-Backed Securities	–	1,938,997	–	1,938,997
Bank Loans	–	647,128	–	647,128
Corporates	–	12,430,988	–	12,430,988
Foreign Government Obligations	–	645,181	–	645,181
Mortgage-Backed	–	77,646,343	71,286	77,717,629
Municipal Bonds	–	1,264,787	–	1,264,787
U.S. Agency Securities	–	7,521,833	–	7,521,833
U.S. Treasury Securities	16,969,513	–	–	16,969,513

Total	$19,455,513	$108,287,465	$71,286	$127,814,264

The Ultra Short Bond Fund had a transfer of $16,969,513 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$21,788,763	$–	$21,788,763
Foreign Government Obligations	–	16,177,446	–	16,177,446
Money Market Funds	33,795,000	–	–	33,795,000
Repurchase Agreements	–	68,000,000	–	68,000,000
U.S. Agency Discount Notes	–	144,977,665	–	144,977,665
Long-Term Investments:
Asset-Backed Securities	–	166,297,511	4,160,478	170,457,989
Bank Loans	–	18,778,167	–	18,778,167
Corporates	–	432,714,983	813,450	433,528,433
Foreign Government Obligations	–	18,068,083	–	18,068,083
Mortgage-Backed	–	745,164,161	3,839,878	749,004,039
Municipal Bonds	–	23,064,789	–	23,064,789
U.S. Agency Securities	–	69,057,981	–	69,057,981
U.S. Treasury Securities	136,189,446	–	–	136,189,446
Other Financial Instruments *
Liabilities:
Foreign currency exchange contracts	–	(365,283)	–	(365,283)
Interest rate contracts	–	(26,208)	–	(26,208)

Total	$169,984,446	$1,723,698,058	$8,813,806	$1,902,496,310

*Other financial instruments include swaptions and foreign currency exchange contracts. Interest rate contracts include swaptions.

The Low Duration Bond Fund had a transfer of $136,189,446 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

Annual Report March 2013 / 150

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$4,416,266	$–	$4,416,266
Foreign Government Obligations	–	4,742,587	–	4,742,587
Money Market Funds	6,416,000	–	–	6,416,000
U.S. Agency Discount Notes	–	12,433,734	–	12,433,734
Long-Term Investments:
Asset-Backed Securities	–	25,722,826	–	25,722,826
Bank Loans	–	760,328	–	760,328
Corporates	–	75,397,423	–	75,397,423
Mortgage-Backed	–	137,417,940	–	137,417,940
Municipal Bonds	–	5,526,634	–	5,526,634
U.S. Agency Securities	–	8,164,761	–	8,164,761
U.S. Treasury Securities	57,573,855	–	–	57,573,855
Other Financial Instruments *
Assets:
Interest rate contracts	–	34,061	–	34,061
Liabilities:
Foreign currency exchange contracts	–	(164,366)	–	(164,366)
Interest rate contracts	–	(3,094)	–	(3,094)

Total	$63,989,855	$274,449,100	$–	$338,438,955

*Other financial instruments include swaptions and foreign currency exchange contracts. Interest rate contracts include swaptions.

The Intermediate Bond Fund had a transfer of $57,573,855 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

151 / Annual Report March 2013

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 330,003,237	$–	$ 330,003,237
Foreign Government Obligations	–	385,036,913	–	385,036,913
Money Market Funds	510,687,000	–	–	510,687,000
Repurchase Agreements	–	554,000,000	–	554,000,000
U.S. Agency Discount Notes	–	77,953,383	–	77,953,383
U.S. Treasury Bills	93,714,470	–	–	93,714,470
Long-Term Investments:
Asset-Backed Securities	–	1,500,552,827	109,382,430	1,609,935,257
Bank Loans	–	202,452,324	15,347,377	217,799,701
Common Stock	30,113,443	–	–	30,113,443
Corporates	–	4,148,815,850	3,063,625	4,151,879,475
Mortgage-Backed	–	12,598,938,650	42,639,350	12,641,578,000
Municipal Bonds	–	475,988,429	–	475,988,429
Purchased Swaptions	–	30,712,115	–	30,712,115
U.S. Agency Securities	–	195,509,439	–	195,509,439
U.S. Treasury Securities	7,445,780,527	–	–	7,445,780,527
Other Financial Instruments *
Assets:
Interest rate contracts	5,536,221	15,002,910	–	20,539,131
Liabilities:
Credit contracts	–	(11,180,287)	–	(11,180,287)
Foreign currency exchange contracts	–	(11,240,162)	–	(11,240,162)
Interest rate contracts	(68,250)	(1,938,630)	–	(2,006,880)

Total	$8,085,763,411	$20,490,606,998	$170,432,782	$ 28,746,803,191

*Other financial instruments include swaptions and foreign currency exchange contracts. Interest rate contracts include swaptions.

The Total Return Bond Fund had a transfer of $7,539,494,997 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

Annual Report March 2013 / 152

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 45,042,000	$–	$–		$ 45,042,000
Repurchase Agreements	–	45,000,000	–		45,000,000
U.S. Treasury Bills	1,019,996	–	–		1,019,996
Long-Term Investments:
Asset-Backed Securities	–	33,900,482	–		33,900,482
Bank Loans	–	242,446,210	3,836,574	**	246,282,784
Corporates	–	1,879,629,531	658,775		1,880,288,306
Mortgage-Backed	–	13,531,960	29		13,531,989
Municipal Bonds	–	1,504,331	–		1,504,331
U.S. Treasury Securities	5,573,900	–	–		5,573,900
Common Stock	18,129,403	–	–		18,129,403
Preferred Stock	–	10,512,600	–		10,512,600
Other Financial Instruments *
Liabilities:
Interest rate contracts	(287,564)	–	–		(287,564)

Total	$ 69,477,735	$2,226,525,114	$4,495,378		$2,300,498,227

*Other financial instruments include futures. Interest rate contracts include futures.

**As of March 31, 2013, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

The High Yield Bond Fund had a transfer of $6,593,896 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$2,542,577	$–	$ 2,542,577
Money Market Funds	3,680,000	–	–	3,680,000
U.S. Agency Discount Notes	–	13,503,714	–	13,503,714
U.S. Treasury Bills	269,993	–	–	269,993
Long-Term Investments:
Asset-Backed Securities	–	12,283,476	703,410	12,986,886
Bank Loans	–	882,456	–	882,456
Corporates	–	45,992,058	–	45,992,058
Foreign Government Obligations	–	4,738,237	–	4,738,237
Mortgage-Backed	–	81,606,394	118,466	81,724,860
Municipal Bonds	–	1,875,902	–	1,875,902
U.S. Agency Securities	–	6,932,152	–	6,932,152
U.S. Treasury Securities	12,097,351	–	–	12,097,351
Other Financial Instruments *
Assets:
Credit contracts	–	31,830	–	31,830
Liabilities:
Interest rate contracts	(192,214)	–	–	(192,214)

Total	$15,855,130	$170,388,796	$821,876	$187,065,802

*Other financial instruments include swap contracts and futures. Credit contracts include credit default swaps. Interest rate contracts include futures.

The Unconstrained Bond Fund had a transfer of $12,367,344 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

153 / Annual Report March 2013

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$3,891,182	$–		$3,891,182
Money Market Funds	4,284,000	–	–		4,284,000
U.S. Agency Discount Notes	–	11,293,871	–		11,293,871
Long-Term Investments:
Asset-Backed Securities	–	28,575,337	3,327,677		31,903,014
Bank Loans	–	3,906,240	–	**	3,906,240
Common Stock	652,768	–	–		652,768
Corporates	–	26,268,390	29,375		26,297,765
Mortgage-Backed	–	105,369,141	353		105,369,494
Preferred Stock	–	1,000,650	1		1,000,651
U.S. Agency Securities	–	3,786,254	–		3,786,254
U.S. Treasury Securities	22,399,396	–	–		22,399,396
Other Financial Instruments *
Assets:
Equity contracts	–	259	–		259

Total	$27,336,164	$184,091,324	$3,357,406		$214,784,894

*Other financial instruments include swap contracts. Equity contracts include total return swaps.

**As of March 31, 2013, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

The Strategic Income Fund had a transfer of $22,399,396 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$122,000	$–	$–	$122,000
U.S. Agency Discount Notes	–	179,979	–	179,979
U.S. Treasury Bills	234,999	–	–	234,999
Long-Term Investments:
Asset-Backed Securities	–	450,213	–	450,213
Corporates	–	1,037,853	40,800	1,078,653
Mortgage-Backed	–	2,448,665	102,790	2,551,455
Municipal Bonds	–	78,409	–	78,409
U.S. Agency Securities	–	720,398	–	720,398
U.S. Treasury Securities	650,881	–	–	650,881
Other Financial Instruments *
Assets:
Equity contracts	22,771	153,200	–	175,971

Total	$1,030,651	$5,068,717	$143,590	$6,242,958

*Other financial instruments include total return swap contracts and futures.

The AlphaTrak 500 Fund had a transfer of $885,880 out of Level 2 and into Level 1 of the fair value hierarchy as of the end of the reporting period due to U.S. treasury securities that were deemed to be actively traded and transparent in the market place.

Annual Report March 2013 / 154

Notes to Financial Statements (Continued)

Certain of the Fund’s investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Financial assets transferred between level 2 and level 3 were due to a change in observable and/or unobservable inputs.

For the year ended March 31, 2013, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2012	$–
Change in unrealized appreciation/(depreciation)*	–
Transfers into Level 3**	71,286
Transfers out of Level 3**	–

Balance as of March 31, 2013	$71,286

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $71,286 transferred from level 2 to level 3 in the disclosure hierarchy.

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2012	$–	$638,000	$90
Accrued discounts/premiums	–	91	–
Change in unrealized appreciation*	–	175,359	–
Transfers into Level 3**	4,160,478	–	3,839,788
Transfers out of Level 3**	–	–	–

Balance as of March 31, 2013	$4,160,478	$813,450	$3,839,878

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $175,359 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $8,000,266 transferred from level 2 to level 3 in the disclosure hierarchy.

155 / Annual Report March 2013

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2012	$185,148	$–	$1,340,000	$223
Accrued discounts/premiums	–	–	6,829	–
Realized (loss)	(89,307)	–	–	–
Change in unrealized appreciation/(depreciation)*	212,983	135,998	(180,379)	–
Purchases	79,609,522	15,211,379	1,897,175	–
Sales	–	–	–	–
Transfers into Level 3**	29,464,084	–	–	42,639,127
Transfers out of Level 3**	–	–	–	–

Balance as of March 31, 2013	$109,382,430	$15,347,377	$3,063,625	$42,639,350

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $469,800 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $72,103,211 transferred from level 2 to level 3 in the disclosure hierarchy.

HIGH YIELD BOND FUND	BANK LOANS		CORPORATE BONDS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2012	$–		$–	$29
Change in unrealized appreciation/(depreciation)*	33,997		(175,835)	–
Purchases	3,802,577		834,610	–
Sales	–		–	–
Transfers into Level 3**	–		–	–
Transfers out of Level 3**	–		–	–

Balance as of March 31, 2013	$3,836,574	***	$658,775	$29

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of March 31, 2013 and March 31, 2012, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

Annual Report March 2013 / 156

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2012	$–	$–
Change in unrealized appreciation*	420	36,902
Purchases	702,990	55,453
Sales	–	–
Transfers into Level 3**	–	26,111
Transfers out of Level 3**	–	–

Balance as of March 31, 2013	$703,410	$118,466

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $26,111 transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		CORPORATES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK SECURITIES

Balance as of April 1, 2012	$88,166	$–	***	$–	$3	$1
Realized (loss)	(42,527)	–		–		–
Change in unrealized appreciation/(depreciation)*	58,393	–		(11,750)	–	–
Purchases	2,762,216	–		41,125	–	–
Sales	–	–		–	–	–
Transfers into Level 3**	461,429	–		–	350	–
Transfers out of Level 3**	–	–		–	–	–

Balance as of March 31, 2013	$3,327,677	$–	***	$29,375	$353	$1

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $51,490 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $461,779 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of March 31, 2013 and March 31, 2012, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

157 / Annual Report March 2013

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2012	$32,000	$–
Change in unrealized appreciation*	8,800	–
Transfers into Level 3**	–	102,790
Transfers out of Level 3**	–	–

Balance as of March 31, 2013	$40,800	$102,790

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2013 was $8,800 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a end of period value of $102,790 transferred from level 2 to level 3 in the disclosure hierarchy.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2013, are as follows:

STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$3,327,677	Methods of Comparables/Consensus Pricing	Offered Quote	28.50 - 101.50	98.12
Bank Loans	$–	Methods of Comparables/Consensus Pricing	Offered Quote	–	–
Corporate Securities	$29,375	Methods of Comparables/Consensus Pricing	Offered Quote	2.50	2.50
Mortgage-Backed Securities-Non-Agency	$353	Methods of Comparables/Consensus Pricing	Offered Quote	0.00 - 7.00	6.95

* The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$40,800	Methods of Comparables/Consensus Pricing	Offered Quote	50	50.50
Preferred Stocks	$102,790	Methods of Comparables/Consensus Pricing	Offered Quote	1.19	1.19

* The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Fund’s Pricing Committee in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Fund’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Pricing Committee reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Chief Risk Officer, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Trustees may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Annual Report March 2013 / 158

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of March 31, 2013:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

	ASSET	LIABILITY
DERIVATIVE TYPE	DERIVATIVES	DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2013:

	ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT	LOW DURATION	INTERMEDIATE	TOTAL RETURN
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
Interest contracts:
Futures[1]	$–	$–	$–	$5,536,221
Swaps	–	–	34,061	15,002,910

Total	$–	$–	$34,061	$20,539,131

	ASSET DERIVATIVE INVESTMENTS

	HIGH YIELD	UNCONSTRAINED	STRATEGIC	ALPHATRAK
	BOND FUND	BOND FUND	INCOME FUND	500 FUND
Credit contracts:
Swaps	$–	$31,830	$–	$–
Equity contracts:
Futures[1]	–	–	–	22,771
Swaps	–	–	259	153,200

Total	$–	$31,830	$259	$175,971

1 Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

159 / Annual Report March 2013

Notes to Financial Statements (Continued)

	LIABILITY DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$(11,180,287)
Interest contracts:
Futures[1]	–	–	–	(68,250)
Swaps	–	(26,208)	(3,094)	(1,938,630)
Foreign currency exchange contracts:
Forwards	–	(365,283)	(164,366)	(11,240,162)

Total	$–	$(391,491)	$(167,460)	$(24,427,329)

	LIABILITY DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Interest contracts:
Futures[1]	(287,564)	(192,214)	–	–

Total	$(287,564)	$(192,214)	$–	$–

1 Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the year ended March 31, 2013:

REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$117,409	$1,352,844	$–	$24,404,708
Interest contracts:
Futures	–	159,800	–	5,735,855
Swaps	–	–	(626,181)	(17,782,459)
Written options	–	–	–	908,689
Foreign currency exchange contracts:
Forwards	–	90,807	17,352	(1,412,371)

Total	$117,409	$1,603,451	$(608,829)	$11,854,422

REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$14,299,278	$28,890	$(5,376)	$–
Equity contracts:
Futures	–	–	–	320,525
Swaps	–	–	–	470,204
Interest contracts:
Futures	(3,253,956)	(91,355)	–	–
Swaps	–	–	(17,311)	–
Foreign currency exchange contracts:
Forwards	–	(896)	–	–

Total	$11,045,322	$(63,361)	$(22,687)	$790,729

Annual Report March 2013 / 160

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$136,759	$359,785	$821,313	$18,847,653
Interest contracts:
Futures	–	(96,900)	–	11,551,005
Swaps	–	(1,008)	33,942	3,618,250
Foreign currency exchange contracts:
Forwards	–	(498,744)	(183,389)	(12,765,509)

Total	$136,759	$(236,867)	$671,866	$21,251,399

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(6,951,342)	$71,614	$–	$–
Equity contracts:
Futures	–	–	–	6,684
Swaps	–	–	(673)	34,716
Interest contracts:
Futures	(2,906,155)	(235,080)	–	–
Foreign currency exchange contracts:
Forwards	–	(1,327)	–	–

Total	$(9,857,497)	$(164,793)	$(673)	$41,400

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	2,840
Average number of contracts sold	–	–	–	757
Average value of contracts purchased	$–	$–	$–	$2,215,391
Average value of contracts sold	$–	$–	$–	$105,335
Swaptions purchased:
Average number of contracts	–	–	–	2
Average notional value	$–	$–	$–	$8,321,186
Options purchased:
Average number of contracts	–	–	–	349
Average notional value	$–	$–	$–	$229,715
Call Options written:
Average number of contracts	–	–	–	349
Average notional value	$–	$–	$–	$64,543
Put Options written:
Average number of contracts	–	–	–	349
Average notional value	$–	$–	$–	$162,629

161 / Annual Report March 2013

Notes to Financial Statements (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT	LOW DURATION	INTERMEDIATE	TOTAL RETURN
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
Credit default swaps:
Average number of contracts - buy protection	1	–	2	10
Average number of contracts - sell protection	–	1	1	11
Average notional value - buy protection	$–	$–	$1,097,500	$97,187,500
Average notional value - sell protection	$919,500	$9,614,250	$883,750	$231,054,750
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	2	6
Average number of contracts - receives fixed rate	–	–	–	362,093,750
Average notional value - pays fixed rate	$–	$–	$1,083,750	$–
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1
Average notional value	$–	$–	$–	$–
Foreign currency exchange contracts:
Average number of contracts sold	–	3	3	4
Average value of contracts sold	$–	$521,513	$132,645	$9,624,415

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	HIGH YIELD	UNCONSTRAINED	STRATEGIC	ALPHATRAK
	BOND FUND	BOND FUND	INCOME FUND	500 FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	8
Average number of contracts sold	400	79	–	–
Average value of contracts purchased	$–	$–	$–	$38,168
Average value of contracts sold	$351,438	$45,024	$–	$–
Credit default swaps:
Average number of contracts - sell protection	2	1	1	–
Average notional value - sell protection	$114,475,000	$594,000	$197,500	$–
Total return swaps:
Average number of contracts	–	–	1	2
Average notional value	$–	$–	$582,000	$3,000

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

Annual Report March 2013 / 162

Notes to Financial Statements (Continued)

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2013, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it

163 / Annual Report March 2013

Notes to Financial Statements (Continued)

at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2013, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral. As of March 31, 2013, the Low Duration Bond Fund, Total Return Bond Fund, High Yield Bond Fund and Strategic Income Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. There were no reverse repurchase agreements for the year ended March 31, 2013.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the

Annual Report March 2013 / 164

Notes to Financial Statements (Continued)

Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2013, the Funds did not hold any options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the

165 / Annual Report March 2013

Notes to Financial Statements (Continued)

contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2013, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2013, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2013, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

Annual Report March 2013 / 166

Notes to Financial Statements (Continued)

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

167 / Annual Report March 2013

Notes to Financial Statements (Continued)

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of March 31, 2013, the market value exposure of these positions was as follows (unaudited):

		PERCENTAGE OF TOTAL NET ASSETS BY CREDIT QUALITY
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$9,442,021	0.99%	0.51%	1.61%	1.64%	2.81%
Sub Prime	8,904,516	0.20%	0.54%	0.58%	0.36%	5.44%
Low Duration Bond Fund
Alt-A	88,652,673	1.10%	0.45%	0.44%	0.26%	2.46%
Sub Prime	135,954,999	1.76%	1.11%	0.13%	0.97%	3.25%
Intermediate Bond Fund
Alt-A	7,323,227	0.41%	0.08%	0.40%	0.13%	1.31%
Sub Prime	23,931,944	1.02%	2.40%	0.38%	1.79%	2.05%
Total Return Bond Fund
Alt-A	1,797,345,937	0.06%	0.45%	0.40%	0.80%	5.51%
Sub Prime	1,809,508,611	0.49%	0.38%	0.50%	0.27%	5.63%
High Yield Bond Fund
Alt-A	–	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	13,525,496	0.00%	0.02%	0.00%	0.00%	0.56%
Unconstrained Bond Fund
Alt-A	29,222,331	0.00%	3.91%	1.66%	0.45%	9.53%
Sub Prime	8,154,325	0.00%	0.94%	0.16%	0.20%	3.04%
Strategic Income Fund
Alt-A	28,354,488	0.00%	0.94%	0.57%	0.00%	11.64%
Sub Prime	29,360,421	1.69%	1.20%	1.95%	0.60%	8.20%
AlphaTrak 500 Fund
Alt-A	198,746	0.00%	0.37%	0.60%	0.61%	1.65%
Sub Prime	509,781	0.75%	5.20%	0.53%	1.28%	0.51%
          * Below Investment Grade

Annual Report March 2013 / 168

Notes to Financial Statements (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2013 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$ 58,430,604	$ 32,400,695
Low Duration Bond Fund	846,488,001	820,802,457
Intermediate Bond Fund	232,810,467	212,934,693
Total Return Bond Fund	27,723,178,573	25,354,908,244
High Yield Bond Fund	1,619,416,892	1,654,666,538
Unconstrained Bond Fund	168,363,890	26,464,725
Strategic Income Fund	84,606,546	89,301,993
AlphaTrak 500 Fund	4,241,890	1,506,708

Investment transactions in U.S. government securities for the year ended March 31, 2013 were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$ 26,518,925	$ 11,799,045
Low Duration Bond Fund	246,983,098	128,475,047
Intermediate Bond Fund	162,464,657	130,729,928
Total Return Bond Fund	15,899,368,017	10,391,509,056
High Yield Bond Fund	5,581,067	–
Unconstrained Bond Fund	13,908,777	1,870,600
Strategic Income Fund	22,406,744	–
AlphaTrak 500 Fund	963,442	311,990

Transactions in options contracts written for the year ended March 31, 2013 were as follows:

	TOTAL RETURN
	BOND FUND
	CONTRACTS	PREMIUMS
Outstanding at April 1, 2012	–	$–
Options purchased during year	2,790	908,689
Options expired during year	(2,790)	(908,689)

Outstanding at March 31, 2013	–	$–

6.     INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, and 0.65% respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.51% resulting in $3,424,765 of total management fees for the ended March 31, 2013. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.10% resulting in $38,274 total management fees for the year ended March 31, 2013.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are

169 / Annual Report March 2013

Notes to Financial Statements (Continued)

otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2013, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.58	0.39	0.78%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.65	0.44	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%	0.65	0.44	0.85	0.39%
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.80	0.55	N/A	N/A
Unconstrained Bond Fund	0.65	0.65	N/A	N/A	0.99	0.75	N/A	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	N/A	2.35	2.10	N/A	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	N/A	0.90	N/A	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2013, unless approved by the Board.

At March 31, 2013, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2014	2015	2016	TOTAL
Ultra Short Bond Fund	$151,138	$183,240	$158,547	$492,925
Intermediate Bond Fund	154,326	164,289	117,147	435,762
Total Return Bond Fund	–	3,794	24,065	27,859
High Yield Bond Fund	622,336	628,464	681,824	1,932,624
Unconstrained Bond Fund	–	126,868	261,222	388,090
AlphaTrak 500 Fund	111,798	91,760	120,886	324,444

For the year ended March 31, 2013, the Adviser recouped $238,435 from Class M, $110,174 from Class I and $231 from the Administrative Class of the Low Duration Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $35,000. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Strategic Income Fund, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective

Annual Report March 2013 / 170

Notes to Financial Statements (Continued)

Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2013. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	8,866,998	9,941,749	17,853,233	16,757,944

Shares sold	8,434,044	7,624,892	5,631,129	15,183,222
Shares issued through reinvestment of distributions	157,343	148,672	276,292	379,294
Shares redeemed	(4,240,910)	(8,848,315)	(8,014,918)	(14,467,227)

Net increase/(decrease) in fund shares	4,350,477	(1,074,751)	(2,107,497)	1,095,289

Shares outstanding at end of year	13,217,475	8,866,998	15,745,736	17,853,233

	LOW DURATION BOND FUND
					ADMINISTRATIVE	ADMINISTRATIVE
	CLASS M	CLASS M	CLASS I	CLASS I	CLASS	CLASS
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	141,289,789	156,722,448	58,627,102	66,242,754	143,562	190,876

Shares sold	74,690,360	72,020,846	49,179,803	29,746,263	90,854	231,479
Shares issued through reinvestment of distributions	3,754,553	4,476,672	1,614,955	1,803,340	2,310	3,338
Shares redeemed	(90,560,883)	(91,930,177)	(25,448,723)	(39,165,255)	(227,514)	(282,131)

Net increase/(decrease) in fund shares	(12,115,970)	(15,432,659)	25,346,035	(7,615,652)	(134,350)	(47,314)

Shares outstanding at end of year	129,173,819	141,289,789	83,973,137	58,627,102	9,212	143,562

171 / Annual Report March 2013

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	8,591,271	5,505,663	18,476,679	14,010,565

Shares sold	4,813,370	6,637,446	6,279,142	5,980,655
Shares issued through reinvestment of distributions	351,864	241,757	846,071	520,051
Shares redeemed	(2,944,593)	(3,793,595)	(7,098,902)	(2,034,592)

Net increase in fund shares	2,220,641	3,085,608	26,311	4,466,114

Shares outstanding at end of year	10,811,912	8,591,271	18,502,990	18,476,679

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	773,362,330	672,089,535	1,069,617,054	573,560,263

Shares sold	371,473,377	347,496,753	530,159,127	656,771,363
Shares issued through reinvestment of distributions	46,060,743	36,723,557	56,641,587	35,086,999
Shares redeemed	(201,754,141)	(282,947,515)	(402,627,476)	(195,801,571)

Net increase in fund shares	215,779,979	101,272,795	184,173,238	496,056,791

Shares outstanding at end of year	989,142,309	773,362,330	1,253,790,292	1,069,617,054

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS*
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	669,268	641,141	12,040,750	–

Shares sold	858,040	28,520	23,729,506	12,326,017
Shares issued through reinvestment of distributions	53,476	29,789	1,471,910	130,825
Shares redeemed	(136,757)	(30,182)	(3,415,849)	(416,092)

Net increase in fund shares	774,759	28,127	21,785,567	12,040,750

Shares outstanding at end of year	1,444,027	669,268	33,826,317	12,040,750

         * The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

Annual Report March 2013 / 172

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	121,442,818	123,467,542	105,125,720	69,941,373

Shares sold	59,798,354	98,011,671	53,447,496	92,206,275
Shares issued through reinvestment of distributions	7,912,157	9,368,255	5,689,555	5,139,773
Shares redeemed	(63,056,069)	(109,404,650)	(70,084,300)	(62,161,701)

Net increase/(decrease) in fund shares	4,654,442	(2,024,724)	(10,947,249)	35,184,347

Shares outstanding at end of year	126,097,260	121,442,818	94,178,471	105,125,720

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M*	CLASS I	CLASS I*
	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of period	881,012	–	692,785	–

Shares sold	9,199,585	989,259	7,023,093	676,542
Shares issued through reinvestment of distributions	160,110	22,631	78,078	16,243
Shares redeemed	(1,767,706)	(130,878)	(345,808)	–

Net increase in fund shares	7,591,989	881,012	6,755,363	692,785

Shares outstanding at end of period	8,473,001	881,012	7,448,148	692,785

* The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Change in Fund shares:
Shares outstanding at beginning of year	2,668,730	10,735,226	20,841,277	21,984,625

Shares sold	3,002,983	2,233,852	2,628,698	2,570,684
Shares issued through reinvestment of distributions	161,429	273,783	202,920	284,132
Shares redeemed	(1,409,375)	(10,574,131)	(2,178,980)	(3,998,164)

Net increase/(decrease) in fund shares	1,755,037	(8,066,496)	652,638	(1,143,348)

Shares outstanding at end of year	4,423,767	2,668,730	21,493,915	20,841,277

173 / Annual Report March 2013

Notes to Financial Statements (Continued)

	ALPHATRAK FUND
	CLASS M	CLASS M
	YEAR ENDED	YEAR ENDED
	MARCH 31,	MARCH 31,
	2013	2012
Change in Fund shares:
Shares outstanding at beginning of year	1,111,363	2,185,082

Shares sold	603,309	700,430
Shares issued through reinvestment of distributions	15,068	78,898
Shares redeemed	(578,881)	(1,853,047)

Net increase/(decrease) in fund shares	39,496	(1,073,719)

Shares outstanding at end of year	1,150,859	1,111,363

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2013, the following Funds had available for federal income tax purposes unused capital losses as follows:

	EXPIRING IN	EXPIRING IN	EXPIRING IN	EXPIRING IN	EXPIRING IN	EXPIRING IN	NON-EXPIRING
FUND	2014	2015	2016	2017	2018	2019	AMOUNTS*
Ultra Short Bond Fund	$–	$171,312	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$3,025,438
Low Duration Bond Fund	5,831,064	–	–	99,373,584	21,084,552	42,394,541	49,502,792
Strategic Income Fund	–	–	6,866,611	47,852,416	18,806,808	41,914,736	6,810,067
AlphaTrak 500 Fund	–	–	–	65,155,560	15,892,244	12,617,196	–

* Under the recently enacted Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment. All such losses are long term in character.

Tax Basis of Distributable Income:

As of March 31, 2013, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT	LOW DURATION	INTERMEDIATE	TOTAL RETURN
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$9,224	$182,921	$–	$–
Undistributed long-term gains	–	–	253,587	140,074,197
Other temporary differences	(290,905)	(4,838,137)	(95,627)	(7,832,999)
Accumulated capital loss carryforwards and post-October losses	(46,732,555)	(218,186,533)	–	–
Net unrealized appreciation/(depreciation)	(396,977)	33,449,717	16,119,404	1,211,290,724

Total accumulated earnings/(losses)	$(47,411,213)	$(189,392,032)	$16,277,364	$1,343,531,922

	HIGH YIELD	UNCONSTRAINED	STRATEGIC	ALPHATRAK
	BOND FUND	BOND FUND	INCOME FUND	500 FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$29,120,261	$446,284	$386,648	$6,122
Undistributed long-term capital gains	–	137,083	–	–
Other temporary differences	(5,632,122)	(29,857)	(614,097)	(2,183)
Accumulated capital loss carryforwards and post-October losses	–	–	(122,250,638)	(93,665,000)
Net unrealized appreciation	64,827,130	3,669,515	12,964,845	52,610

Total accumulated earnings/(losses)	$88,315,269	$4,223,025	$(109,513,242)	$(93,608,451)

Annual Report March 2013 / 174

Notes to Financial Statements (Continued)

Permanent differences incurred during the fiscal year ended March 31, 2013, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE / (DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE /(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	INCREASE PAID-IN-CAPITAL

Ultra Short Bond Fund	$38,077	$(38,077)	$–
Low Duration Bond Fund	499,350	(499,350)	–
Intermediate Bond Fund	96,671	(96,671)	–
Total Return Bond Fund	32,131,610	(32,131,610)	–
High Yield Bond Fund	6,242,192	(6,242,192)	–
Unconstrained Bond Fund	36,634	(36,609)	(25)
Strategic Income Fund	(5,093)	5,093	–
AlphaTrak 500 Fund	(2)	2	–

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,887,259	$2,265,360	$49,702,256	$56,991,884

Total taxable distributions	$1,887,259	$2,265,360	$49,702,256	$56,991,884

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,383,964	$9,908,053	$1,111,625,675	$775,273,191
Net long-term capital gains	2,349,615	–	169,182,910	59,387,861

Total taxable distributions	$15,733,579	$9,908,053	$1,280,808,585	$834,661,052

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND*
	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$168,817,535	$162,434,937	$3,032,545	$425,029
Net long-term capital gains	1,049,822	14,109,424	–	701

Total taxable distributions	$169,867,357	$176,544,361	$3,032,545	$425,730

	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$10,343,830	$12,434,140	$79,175	$221,649
Return of capital	–	–	–	174,648

Total taxable distributions	$10,343,830	$12,434,140	$79,175	$396,297

    * The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

175 / Annual Report March 2013

Notes to Financial Statements (Concluded)

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $200,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of August 23, 2013. The interest rate on borrowing is higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit during the year ended March 31, 2013. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $200,000 annually. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events of the Funds through the date of this filing. There were no subsequent events requiring adjustment or additional disclosure in the financial statements, except for an initial filing that management made on April 12, 2013 with the SEC for a new fund named Metropolitan West Floating Rate Income Fund. This new fund is anticipated to launch in 2013.

Annual Report March 2013 / 176

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Metropolitan West Funds (the “Funds”) comprising the Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Unconstrained Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West AlphaTrak 500 Fund as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Metropolitan West Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 28, 2013

177 / Annual Report March 2013

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2013, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	85.07%	86.79%	99.38%	100.00%	100.00%	100.00%
Short-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%	14.93%	13.21%	0.62%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	2.25%	1.07%	3.30%	4.91%	0.02%	0.60%	0.41%	1.39%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	99.99%	89.17%	87.08%	87.66%	88.70%	67.72%	88.69%	94.67%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2013 / 178

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

    • Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

    • Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

    • Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

    • We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

    • We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

179 / Annual Report March 2013

Metropolitan West Funds

Privacy Policy (Continued)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2013 / 180

Special Meeting of Shareholders - Voting Results

(Unaudited)

On November 28, 2012, the Trust held a Special Meeting of Shareholders to consider a new Investment Management Agreement with Metropolitan West Asset Management, LLC (the “Adviser”), the investment adviser for the Metropolitan West Funds. The Funds’ existing Investment Advisory Agreement was expected to automatically terminate as a result of an acquisition of the TCW Group, Inc., the parent company of the Adviser, by The Carlyle Group L.P. Shareholders of record on September 28, 2012 were entitled to vote on the proposal to approve a new Investment Advisory Agreement substantively the same as the prior Investment Advisory Agreement. The proposal was approved by shareholders of the Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West AlphaTrak 500 Fund at the November 28, 2012 meeting. The Special Meeting was adjourned until December 20, 2012 for the Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund and Metropolitan West Unconstrained Bond Fund, at which time the proposal was approved by shareholders of each of the respective funds. The following votes were recorded:

PROPOSAL 1: Approval of a new Investment Management Agreement with the Adviser.

	DOLLARS VOTED	DOLLARS VOTED	DOLLARS
FUNDS	FOR	AGAINST	WITHHELD
Ultra Short Bond Fund	$56,841,758	$154,134	$642,797
Low Duration Bond Fund	$873,987,780	$3,562,747	$7,338,048
Intermediate Bond Fund	$150,832,657	$198,374	$17,092,689
Total Return Bond Fund	$10,696,868,258	$79,189,260	$452,128,403
High Yield Bond Fund	$1,289,291,161	$8,553,354	$28,387,249
Unconstrained Bond Fund	$29,645,945	$171,259	$4,483,328
Strategic Income Fund	$153,661,013	$74,152	$233,192
AlphaTrak 500 Fund	$4,392,311	$1,903	$–

181 / Annual Report March 2013

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and president of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	8	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	8	Tetra Tech, Inc. (Environmental Consulting); TCW Funds (Mutual Fund); TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	8	None

Annual Report March 2013 / 182

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of REITs, since 2005.	8	KBS Real Estate Investment Trust I, KBS Real Estate Investment Trust II, KBS Real Estate Investment Trust III and KBS Strategic Opportunity REIT, Inc. (real estate investments); TCW Funds, Inc. (mutual funds)

Robert G. Rooney (1957)	Trustee	Indefinite term, since 2009	From 2006 until 2011, Mr. Rooney served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	8	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund since February of 2001. Since 2005, responsible for managing and trading fixed-income investments at Concept Capital Markets, LLC (until 2011, known as Sanders Morris Harris, a Houston-based broker-dealer).	8	TCW Funds, Inc. (mutual funds)

Daniel D. Villanueva (1937)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a managing partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005.	8	Citibank- Banamex (USA) (bank); Southwest Airlines (airline)

Interested Trustees**

Charles Baldiswieler (1958)	Trustee	Indefinite term, since 2011	Mr. Baldiswieler is a Group Managing Director, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He joined TCW in 1995.	8	TCW Funds, Inc. (mutual funds) and TCW Strategic Income Fund, Inc. (closed-end fund)

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Presently, Mr. Landmann is a Group Managing Director of TCW Investment Management Company. Since August 1996, Mr. Landmann has been a Managing Director and Generalist Portfolio Manager with the Adviser.	8	MetWest Enhanced TALF Strategy Fund, Ltd. (investment fund)

183 / Annual Report March 2013

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of The TCW Group, Inc. (since February 2013), and the Chief Executive Officer and President of TCW Investment Management Company. He has been a Managing Director with the Adviser since October 2001 and its Chief Executive Officer since June 2008. Mr. Lippman has served as a Generalist Portfolio Manager with the Adviser since August 2001.	N/A	N/A

David S. DeVito (1963)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Presently, Mr. DeVito is Executive Vice President and Chief Administrative Officer, TCW Investment Management Company, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Presently, Mr. Chan is Senior Vice President of Fund Operations for TCW Investment Management Company. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Presently, Ms. Khan is Managing Director of Operations for the Adviser. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996.	N/A	N/A

Steve Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane has been a portfolio manager with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle has served as Executive Vice President of the Funds since March 2009.	N/A	N/A

Vincent Bencivenga (1951)	Chief Compliance Officer	Indefinite term, since 2009	Mr. Bencivenga has served as Chief Compliance Officer of the Funds since September 2009. He had been the Deputy Anti Money Laundering Officer of the Funds from March 2009 to September 2009. From June 2004 through February 2008, Mr. Bencivenga was Chief Compliance Officer of McMorgan & Company, a registered investment adviser in San Francisco. Mr. Bencivenga holds the Series 7 and 24 FINRA licenses.	N/A	N/A

Annual Report March 2013 / 184

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President and General Counsel of the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then she was Partner, Irell & Manella LLP (law firm)	N/A	N/A

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President and Associate General Counsel, the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then from 2010 to 2013, he was Associate, Paul Hastings LLP (law firm), and from 2006 to 2010, he was Associate, Dechert LLP (law firm).	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

185 / Annual Report March 2013

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BOARD OF TRUSTEES
Andrew Tarica
Laird R. Landmann
Peter McMillan
Martin Luther King, III
Daniel D. Villanueva
Ronald J. Consiglio
Robert G. Rooney
Patrick C. Haden
Charles W. Baldiswieler

OFFICERS
David Lippman
President and Principal Executive Officer

David S. DeVito
Treasurer, Chief Financial Officer and Principal
Accounting Officer

Vincent Bencivenga
Chief Compliance Officer

ADVISER
Metropolitan West Asset Management, LLC
865 South Figueroa Street, Floor 1800
Los Angeles, CA 90017

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

TRANSFER AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 350 S. Grand Ave., Suite 200 Los Angeles, CA 90071

DISTRIBUTOR
Foreside Funds Distributors LLC
899 Cassatt Road, 400 Berwyn Park
Berwyn, PA 19312
LEGAL COUNSEL
Paul Hastings LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $411,000 in 2013 and $399,000 in 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2013 and $0 in 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $42,000 in 2013 and $33,600 in 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013 and $0 in 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $530,516 in 2013 and $534,200 in 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	6/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	6/7/2013

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer (principal financial officer)

Date	6/7/2013

* Print the name and title of each signing officer under his or her signature.